                                                                   Exhibit 10.14


                               AGREEMENT OF LEASE

                                     between

                       Forest City Myrtle Associates, LLC
                                   as Landlord

                                      -and-

             Empire HealthChoice, Inc. d/b/a Blue Cross Blue Shield
                                   as Tenant



                          Dated: As of January 17, 2002


                           Nine Metrotech Center South
                               Brooklyn, New York

                                TABLE OF CONTENTS

                                                                           Page
                                Table of Contents
                                -----------------
ARTICLE 1  PREMISES, TERM AND RENT ........................................    1
ARTICLE 2  USE OF PREMISES ................................................    3
ARTICLE 3  TAXES AND OPERATING EXPENSES ESCALATIONS .......................    6
ARTICLE 4  ELECTRICITY ....................................................   15
ARTICLE 5  INDEMNITY ......................................................   17
ARTICLE 6  QUIET ENJOYMENT ................................................   18
ARTICLE 7  ASSIGNMENT, SUBLETTING AND MORTGAGING ..........................   18
ARTICLE 8  SERVICES .......................................................   25
ARTICLE 9  BROKERAGE ......................................................   29
ARTICLE 10 ACCESS, NAME OF BUILDING AND SIGNAGE ...........................   29
ARTICLE 11 EXCULPATION ....................................................   33
ARTICLE 12 SUBMISSION TO JURISDICTION .....................................   34
ARTICLE 13 CONDITION OF THE PREMISES; BUILDING;
           CERTIFICATES OF OCCUPANCY ......................................   34
ARTICLE 14 RESTRICTIONS ON LANDLORD .......................................   34
ARTICLE 15 TENANT CHANGES .................................................   35
ARTICLE 16 BASE BUILDING WORK; TENANT INITIAL WORK ........................   39
ARTICLE 17 INSURANCE ......................................................   59
ARTICLE 18 TENANT'S PROPERTY ..............................................   63
ARTICLE 19 REPAIRS AND MAINTENANCE ........................................   63
ARTICLE 20 RULES AND REGULATIONS ..........................................   65
ARTICLE 21 COMPLIANCE WITH LAWS; MECHANIC'S LIENS .........................   66
ARTICLE 22 ESTOPPEL CERTIFICATE ...........................................   67
ARTICLE 23 HOLDOVER .......................................................   67
ARTICLE 24 CONDITIONS OF LIMITATION .......................................   68
ARTICLE 25 REENTRY BY LANDLORD ............................................   70
ARTICLE 26 DAMAGES ........................................................   71
ARTICLE 27 LEGAL RENT RESTRICTION .........................................   73
ARTICLE 28 SURRENDER ......................................................   73
ARTICLE 29 CURING TENANT'S DEFAULTS; CURING LANDLORD'S DEFAULTS ...........   73
ARTICLE 30 DAMAGE OR DESTRUCTION ..........................................   74
ARTICLE 31 EMINENT DOMAIN .................................................   77
ARTICLE 32 SUBORDINATION, ATTORNMENT ......................................   78
ARTICLE 33 NOTICES ........................................................   79
ARTICLE 34 EXPEDITED CONSTRUCTION ARBITRATION .............................   81
ARTICLE 35 GENERAL ARBITRATION ............................................   82
ARTICLE 36 DEFINITIONS ....................................................   84
ARTICLE 37 PARKING GARAGE .................................................   86
ARTICLE 38 COMMUNICATIONS EQUIPMENT AND ANTENNA ...........................   86
ARTICLE 39 EXTENSION OF TERM ..............................................   88
ARTICLE 40 EARLY EXPANSION RIGHTS AND REDUCTION RIGHTS; EXPANSION
           OPTIONS ........................................................   90
ARTICLE 41 RIGHT OF FIRST OFFER ...........................................   93
ARTICLE 42 MISCELLANEOUS PROVISIONS .......................................   95

LIST OF EXHIBITS:
Exhibit A - Floor Plans of the Premises
---------
Exhibit B - Construction Schedule
---------
Exhibit C - Form of Letter of Credit
---------
Exhibit D - Sample Statement Detail
---------
Exhibit E - List of Holidays
---------
Exhibit F - Cleaning Specifications
---------
Exhibit G - Louver Locations
---------
Exhibit H - INTENTIONALLY OMITTED
---------
Exhibit I - INTENTIONALLY OMITTED
---------
Exhibit J - Base Building Work Letter
---------
Exhibit K - INTENTIONALLY OMITTED
---------

                                      -i-

                                TABLE OF CONTENTS
                                   (continued)

                                                                        Page
Exhibit L - Building and Project Signage Criteria
---------
Exhibit M - List of Agencies
---------
Exhibit N - Base Building Enhancements
---------
Exhibit O - List of Approved Contractors and Subcontractors
---------
Exhibit P - Landlord's Construction Rules and Regulations
---------
Exhibit Q - Rules and Regulations
---------
Exhibit R - Site Plan of Metrotech Center
---------
Exhibit S - INTENTIONALLY OMITTED
---------
Exhibit T - INTENTIONALLY OMITTED
---------
Exhibit U - Tenant's Minimum Security Specifications
---------

                              LIST OF DEFINED TERMS

TERM                                                                        PAGE
----                                                                        ----
"additional electrical equipment" ........................................    17
 -------------------------------
"Additional Rent" ........................................................     2
 ---------------
"Affiliate" ..............................................................    19
 ---------
"and/or" .................................................................    85
 ------
"Antenna" ................................................................    88
 -------
"Approved List." .........................................................    37
 -------------
"Arbitrator" .............................................................    83
 ----------
"Assignment Expenses." ...................................................    23
 -------------------
"Assignment Proceeds" ....................................................    23
 -------------------
"bankruptcy or insolvency law" ...........................................    69
 ----------------------------
"Base Allowance" .........................................................    58
 --------------
"Base Building Architect" ................................................    49
 -----------------------
"Base Building CD's" .....................................................    49
 ------------------
"Base Building Enhancements" .............................................    48
 --------------------------
"Base Building Work" .....................................................    48
 ------------------
"Base Building Work Letter" ..............................................    48
 -------------------------
"Base Operating Expense Year" ............................................    10
 ---------------------------
"Base Year Operating Expenses" ...........................................    10
 ----------------------------
"Base Year Taxes" ........................................................     6
 ---------------
"BID Assessment" .........................................................    10
 --------------
"Brokers" ................................................................    29
 -------
"Building" ...............................................................     1
 --------
"Building Operating Expenses" ............................................    10
 ---------------------------
"Bureau" .................................................................    89
 ------
"Business Days" ..........................................................    25
 -------------
"Business Hours" .........................................................    25
 --------------
"CAM Agreement" ..........................................................    13
 -------------
"CAM Operating Expenses" .................................................    13
 ----------------------
"Change Order" ...........................................................    51
 ------------
"City" ...................................................................     2
 ----
"Commence(d) Construction of the Building" ...............................    45
 ----------------------------------------
"Commencement Date" ......................................................    40
 -----------------
"Commencement of Construction and Financing Date" ........................    45
 -----------------------------------------------
"Commencement of Construction of the Building" ...........................    45
 --------------------------------------------
"Completion Guaranty" ....................................................    55
 -------------------
"Confirmation Notice" ....................................................    43
 -------------------
"Construction Rules and Regulations" .....................................    38
 ----------------------------------
"Construction Schedule" ..................................................    45
 ---------------------
"control" ................................................................    19
 -------
"Delivery Conditions" ....................................................    40
 -------------------
"dining facilities" ......................................................     3
 -----------------
"Dispute Notice" .........................................................    82
 --------------
"Early Expansion Notice" .................................................    91
 ----------------------
"Early Expansion Space" ..................................................    91
 ---------------------
"EDC" ....................................................................    98
 ---
"Emergency Lighting Systems" .............................................    16
 --------------------------
"Environmental Legal Requirements" .......................................     5
 --------------------------------
"Escrow Agreement" .......................................................    45
 ----------------
"Estimated Operating Expense Statement" ..................................    13
 -------------------------------------
"Estimated Tax Statement" ................................................     8
 -----------------------
"Event of Default" .......................................................    69
 ----------------
"Excluded Impositions" ...................................................     7
 --------------------
"Expansion Space" ........................................................    93
 ---------------
"Expiration Date" ........................................................     1
 ---------------
"Extension Term" .........................................................    89
 --------------
"Facility" ...............................................................    89
 --------
"Facility Operators" .....................................................    89
 ------------------
"fair market rent" .......................................................    90
 ----------------

TERM                                                                       PAGE
----                                                                       ----
"Final Working Drawings" ............................................        37
 ----------------------
"First Extension Floor(s)" ..........................................        90
 -----------------------
"First Extension Notice" ............................................        90
 ----------------------
"First Extension Term" ..............................................        90
 --------------------
"Fixed Rent" ........................................................         1
 ----------
"force majeure" .....................................................        85
 -------------
"Ground Lease" ......................................................         3
 ------------
"Guarantor" .........................................................        34
 ---------
"Hazardous Materials" ...............................................         5
 -------------------
"herein" ............................................................        85
 ------
"hereof" ............................................................        85
 ------
"hereunder" .........................................................        85
 ---------
"HVAC" ..............................................................        26
 ----
"Incomplete Work" ...................................................        44
 ---------------
"Index" .............................................................        85
 -----
"Initial Base Building Work" ........................................        43
 --------------------------
"Initial Notice" ....................................................        43
 --------------
"Institutional Lender" ..............................................        45
 --------------------
"Insurable Value" ...................................................        62
 ---------------
"Insurance Requirements" ............................................        85
 ----------------------
"Interest Rate" .....................................................        86
 -------------
"Land" ..............................................................         7
 ----
"Landlord" ..........................................................         1
 --------
"Landlord Common Areas" .............................................         5
 ---------------------
"Landlord Delay" ....................................................        54
 --------------
"Landlord hereby indemnifies Tenant against liability" ..............        87
 ----------------------------------------------------
"Landlord Parties" ..................................................        86
 ----------------
"Landlord shall not have liability to Tenant" .......................        86
 -------------------------------------------
"Landlord's Construction Rules and Regulations" .....................        55
 ---------------------------------------------
"Landlord's Engineer" ...............................................        37
 -------------------
"Landlord's Share" ..................................................        58
 ----------------
"legal rent restriction" ............................................        74
 ----------------------
"Legal Requirements" ................................................        86
 ------------------
"Letter of Credit" ..................................................        98
 ----------------
"Long Lead Work" ....................................................        77
 --------------
"Material Net Worth" ................................................        25
 ------------------
"material part" .....................................................        78
 -------------
"Material Tenant Changes" ...........................................        36
 -----------------------
"materially interfere" ..............................................        42
 --------------------
"Monitor" ...........................................................        89
 -------
"Mortgage" ..........................................................        79
 --------
"Mortgagee" .........................................................        79
 ---------
"Mortgagee Parties" .................................................        86
 -----------------
"Mortgages" .........................................................        79
 ---------
"negotiating" .......................................................        22
 -----------
"negotiations" ......................................................        22
 ------------
"Non-Disturbance Agreement" .........................................        79
 -------------------------
"notices" ...........................................................        81
 -------
"Offering Space" ....................................................        94
 --------------
"Offering Space Inclusion Date" .....................................        95
 -----------------------------
"Offering Space Notice" .............................................        95
 ---------------------
"Operating Expense Statement" .......................................        14
 ---------------------------
"Operating Expense Year" ............................................        13
 ----------------------
"Operation of the Property" .........................................        10
 -------------------------
"Operational Hazardous Materials" ...................................         5
 -------------------------------
"Operator" ..........................................................        87
 --------
"Outside Ready for Delivery Date" ...................................        45
 -------------------------------
"Permitted Tenant Changes." .........................................        36
 -------------------------
"Person" ............................................................        86
 ------
"PILOT" .............................................................         7
 -----
"Post Delivery Base Building Work" ..................................        42
 --------------------------------
"predecessor tenants" ...............................................        24
 -------------------

TERM                                                                      PAGE
----                                                                      ----
"Preliminary Notice"....................................................      43
 ------------------
"Premises"..............................................................       1
 --------
"Proceeding"............................................................       9
 ----------
"Program"...............................................................      89
 -------
"Project"...............................................................      86
 -------
"Projected Completion Date(s)"..........................................      45
 ----------------------------
"Protected Occupant"....................................................      22
 ------------------
"Protest"...............................................................       9
 -------
"Punch List Items"......................................................      43
 ----------------
"Ready for Delivery"....................................................      40
 ------------------
"Ready for Delivery Notice".............................................      43
 -------------------------
"Real Property".........................................................       7
 -------------
"Recipient".............................................................      68
 ---------
"Reduction Notice"......................................................      92
 ----------------
"Reduction Space".......................................................      92
 ---------------
"reenter"...............................................................      72
 -------
"Rent"..................................................................       2
 ----
"Rent Commencement Date"................................................       1
 ----------------------
"Rentalized Amount".....................................................      58
 -----------------
"Rentalized Interest Rate"..............................................       2
 ------------------------
"Reorganization"........................................................      19
 --------------
"ROFO"..................................................................      95
 ----
"Rules and Regulations".................................................      66
 ---------------------
"Second Extension Floor(s)".............................................      90
 -------------------------
"Second Extension Notice"...............................................      90
 -----------------------
"Second Extension Term".................................................      90
 ---------------------
"Service Facilities"....................................................      30
 ------------------
"Special Initial Work"..................................................      61
 --------------------
"Special Tenant Changes"................................................      36
 ----------------------
"Special Work Coverage".................................................      62
 ---------------------
"Statement".............................................................      14
 ---------
"Sublease Rental Factor"................................................      25
 ----------------------
"Subletting Expenses"...................................................      24
 -------------------
"Subletting Proceeds"...................................................      24
 -------------------
"Substantial Completion of Restoration".................................      76
 -------------------------------------
"substantially complete(d)".............................................      43
 -------------------------
"Substantially Completed for Restoration Purposes"......................      76
 ------------------------------------------------
"substantially damaged".................................................      76
 ---------------------
"successor corporation or partnership"..................................      19
 ------------------------------------
"Successor Landlord"....................................................      80
 ------------------
"such consent shall not be unreasonably withheld".......................      86
 -----------------------------------------------
"Superior Leases".......................................................      79
 ---------------
"Superior Lessor Parties"...............................................      86
 -----------------------
"Superior Lessor,"......................................................      79
 ----------------
"Tax Base Year".........................................................       7
 -------------
"Tax Due Date"..........................................................       8
 ------------
"Tax Statement".........................................................       8
 -------------
"Tax Year"..............................................................       7
 --------
"Taxes".................................................................       7
 -----
"TCO"...................................................................      41
 ---
"Tenant"................................................................       1
 ------
"Tenant Change".........................................................      36
 -------------
"Tenant Delay"..........................................................      53
 ------------
"Tenant Exclusive Use Areas"............................................       5
 --------------------------
"Tenant hereby indemnifies Landlord against liability"..................      87
 ----------------------------------------------------
"Tenant Initial Work Allowance".........................................      58
 -----------------------------
"Tenant Initial Work Cost"..............................................      50
 ------------------------
"Tenant Initial Work"...................................................  36, 56
 -------------------
"Tenant Notice".........................................................      21
 -------------
"Tenant Parties"........................................................      87
 --------------
"Tenant Restoration Delays".............................................      77
 -------------------------
"Tenant's Acceptance Notice"............................................      95
 --------------------------

TERM                                                                        PAGE
----                                                                        ----
"Tenant's Architect" ......................................................   37
 ------------------
"Tenant's Construction Representative" ....................................   56
 ------------------------------------
"Tenant's Designated Mechanical Space" ....................................   86
 ------------------------------------
"Tenant's Designated Roof Space" ..........................................   87
 ------------------------------
"Tenant's Engineer" .......................................................   57
 -----------------
"Tenant's Estimated Operating Expense Payment" ............................   13
 --------------------------------------------
"Tenant's Estimated Tax Payment" ..........................................    8
 ------------------------------
"Tenant's Inspection Consultants" .........................................   44
 -------------------------------
"Tenant's Operating Expense Payment" ......................................   13
 ----------------------------------
"Tenant's Property" .......................................................   64
 -----------------
"Tenant's Proportionate Operating Expense Share" ..........................   13
 ----------------------------------------------
"Tenant's Proportionate Tax Share". .......................................    7
 --------------------------------
"Tenant's Tax Payment". ...................................................    7
 --------------------
"Term" ....................................................................    1
 ----
"term of this Lease" ......................................................   91
 ------------------
"Termination Deadline" ....................................................   47
 --------------------
"the same shall be without liability to Landlord" .........................   86
 -----------------------------------------------
"unreasonably withheld". ..................................................   87
 ---------------------
"Walk Through Date" .......................................................   43
 -----------------
"Well" ....................................................................   20
 ----
"without incurring any liability to Tenant therefor" ......................   86
 --------------------------------------------------
"Year Five Expansion Option" ..............................................   93
 --------------------------
"Year Five Expansion Space" ...............................................   93
 -------------------------
"Year Five Expansion Space Commencement Date" .............................   93
 -------------------------------------------
"Year Ten Expansion Option" ...............................................   93
 -------------------------
"Year Ten Expansion Space" ................................................   93
 ------------------------
"Year Ten Expansion Space Commencement Date" ..............................   93
 ------------------------------------------

         AGREEMENT OF LEASE, dated as of January 17, 2002, between Forest City Myrtle Associates, LLC, a New York limited liability company having an office at One Metrotech Center, 11/th/ Floor, Brooklyn, New York 11201 (herein called "Landlord"), and Empire HealthChoice, Inc. d/b/a Empire Blue Cross Blue Shield, a New York not-for-profit corporation having an address at 11 West 42/nd/ Street, New York, New York 10036 (herein called "Tenant").

                              W I T N E S S E T H:

                                    ARTICLE 1

                             PREMISES, TERM AND RENT

         1.1. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, upon and subject to the terms, covenants, provisions and conditions of this Lease, the premises in the building (the "Building") known as Nine Metrotech Center South, Brooklyn, New York consisting of the following: the entire rentable area on the second through ninth (2/nd/ - 9/th/) floors shown, which second through ninth (2/nd/ - 9/th/) floors are shown on the floor plans annexed hereto as Exhibit A (the "Premises").

         Landlord and Tenant agree that the Premises shall be deemed, subject to
Section 1.7, to contain an aggregate of three hundred twenty-two thousand two hundred twenty-eight (322,228) rentable square feet, consisting of the following:

                                         Rentable
                Floor                    Square Feet

                Entire 2nd                 47,811
                Entire 3rd                 47,811
                Entire 4th                 43,013
                Entire 5th                 43,013
                Entire 6th                 35,145
                Entire 7th                 35,145
                Entire 8th                 35,145
                Entire 9th                 35,145

         1.2. The term ("Term") of this Lease, shall commence on the Commencement Date (as such term is defined in Article 16 hereof) and the Term shall end at 11:59 p.m. on the last day of the calendar month in which the seventeenth (17th) anniversary of the Rent Commencement Date occurs or on such earlier date upon which this Lease shall be cancelled or terminated pursuant to any of the conditions or covenants of this Lease or pursuant to law (subject to renewal pursuant to Article 39 hereof, the "Expiration Date"). Landlord and Tenant shall, promptly upon request by either party, execute and acknowledge a certificate in form reasonably satisfactory to Landlord and Tenant setting forth the Commencement Date, the Rent Commencement Date and the Expiration Date, which certificate shall be deemed an integral part of this Lease, but the execution and acknowledgment of such an instrument shall not be a prerequisite to the commencement or expiration of the Term.

         1.3. (a) Tenant shall pay to Landlord fixed annual rent (the "Fixed Rent") as follows:

              (i) Commencing on the date which is seven (7) months (subject to adjustment pursuant to Article 16) after the Commencement Date (the "Rent Commencement Date") through the day prior to the fifth (5/th/) anniversary of the Rent Commencement Date, Thirty-Six Dollars ($36.00) per rentable per square foot of the Premises (i.e. Eleven Million Six Hundred Thousand Two Hundred Eight Dollars ($11,600,208.00) per annum, payable in monthly installments of Nine Hundred Sixty-Six Thousand Six Hundred Eighty-Four Dollars ($966,684.00));

              (ii) Commencing on the fifth (5/th/) anniversary of the Rent Commencement Date through the day prior to the tenth (l0/th/) anniversary of the Rent Commencement Date, Thirty-Nine and 60/100 Dollars ($39.60) per rentable per square foot of the Premises (i.e., Twelve Million Seven Hundred Sixty Thousand Two Hundred Twenty-Eight and 80/l00 Dollars ($12,760,228.80) per annum, payable in monthly installments of One Million Sixty-Three Thousand Three Hundred Fifty-Two and 40/100 Dollars ($1,063,352.40));

                 (iii) Commencing on the tenth (10/th/) anniversary of the Rent Commencement Date through the Expiration Date, Forty-Three and 56/100 Dollars ($43.56) per rentable per square foot of the Premises (i.e., Fourteen Million Thirty-Six Thousand Two Hundred Fifty-One and 68/100 Dollars ($14,036,251.68) per annum, payable in monthly installments of One Million One Hundred Sixty-Nine Thousand Six Hundred Eighty-Seven and 64/100 Dollars ($1,169,687.64)); and

                 (iv) Commencing on the Rent Commencement Date, the sum of (A) the Rentalized Amount, (B) the origination fee paid by Landlord to secure the Rentalized Amount and (C) interest at eight percent (8%) per annum accrued on the actual portion of Rentalized Amount drawn down, which sum shall bear interest at the Rentalized Interest Rate (as hereinafter defined) and be payable monthly in equal, level installments of principal and interest sufficient to fully amortize the principal amount due hereunder by the seventeenth (17th) anniversary of the Rent Commencement Date. As used in this Section 1.3(a)(iv), the term "Rentalized Interest Rate" shall mean the sum of (A) eight percent (8%) per annum and (B) the change (positive or negative) in the interest rate on ten-year U.S. Treasury Bills as of November 2, 2001 compared to the interest rate on ten-year U.S. Treasury Bills as of the date of the closing of the refinancing of the mini-permanent financing Landlord is obtaining in connection with the Building with permanent financing, which interest shall be computed on the basis of a 360-day calendar year for the actual number of days involved. Notwithstanding the foregoing, if the date of the closing of the aforesaid refinancing occurs after the Rent Commencement Date, then (x) from the Rent Commencement Date through the day preceding said closing, the "Rentalized Interest Rate" shall be deemed to be eight percent (8%) and (y) from and after said closing, the "Rentalized Interest Rate" shall be calculated as provided in the preceding sentence. Tenant shall have the right to prepay the portion of the Fixed Rent described in this Section 1.3(a)(iv) in full at any time; any such prepayment made prior to the date of the aforesaid closing of the refinancing of the mini-permanent loan financing with permanent financing shall be without penalty, and any such prepayment made thereafter shall be subject to a penalty equal to any costs or fees incurred by Landlord in connection with such prepayment (e.g., breakages costs, prepayment penalties, etc.). This Section 1.3(b)(iv) is subject to recalculation as provided in Section 16.20, if applicable.

                 (b) Tenant shall pay to Landlord additional rent (herein called the "Additional Rent") consisting of all other sums of money as shall become due from and payable by Tenant to Landlord pursuant to this Lease. All of the Fixed Rent and the Additional Rent (collectively, the "Rent") due pursuant to this Lease shall be paid in lawful money of the United States to Landlord at its office as above stated, or such other place, or to Landlord's agent and at such other place, as Landlord shall designate by notice to Tenant. The Rent shall be paid, at Tenant's option, either (i) by check drawn upon (A) a New York City bank which is a member of the New York Clearing House Association or any successor thereto or (B) a bank which has an office in New York City (the "City") which is a member of any other check clearing association or system in use by money center banks in New York or (ii) by Tenant causing an amount equal to the Rent to be transferred in immediately available federal funds for credit to such bank account or accounts as Landlord shall, upon request of Tenant, designate from time to time.

            1.4. Except as otherwise set forth herein, Tenant shall pay all of the Rent promptly when due without abatement, deduction or set-off, In the event of any non-payment of Additional Rent, Landlord shall have all the rights and remedies provided for herein or by law for non-payment of Fixed Rent. If the Rent Commencement Date occurs on a day other than the first day of a calendar month, or the Expiration Date occurs on a day other than the last day of a calendar month, the Rent for the partial calendar month in which the Rent Commencement Date or the Expiration Date occurs shall be prorated.

            1.5. If Landlord at any time receives from Tenant any payment less than the sum of the Rent then due and owing from Tenant pursuant to this Lease, Tenant hereby waives its right, if any, to designate the items to which such payment shall be applied and agrees that Landlord in its sole discretion may apply such payment in whole or in part to any of the Rent then due and payable hereunder except to the extent that Tenant shall be disputing any items of the Rent which may be due and payable hereunder, subject to and in accordance with the provisions of this Lease, in which case Landlord shall not apply such payment to items which Tenant is disputing. No endorsement or statement on any check and no letter accompanying any check or payment shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance due hereunder or pursue any other remedy provided for in this Lease or available at law or in equity

                 1.6. (a) In every case in which Tenant is required by the terms of this Lease to pay Landlord the Fixed Rent or the Additional Rent and payment is not received by Landlord within five (5) days after the same is due, interest shall be payable on such sum or so much thereof as shall be unpaid from the date which is five (5) days after such payment becomes due until it is received by Landlord. Such interest shall be at an annual rate which shall be two percent (2%) in excess of the Interest Rate (as hereinafter defined), but in no event more than the highest rate of interest which at such time shall be permitted under the laws of the State of New York.

                      (b) The provision for interest set forth in Section 1.6(a) shall not be construed to extend the date for payment of any sums required to be paid by Tenant hereunder or to relieve Tenant of its obligation to pay all such sums at the time or times herein stipulated.

                 1.7. After substantial completion of the Initial Base Building Work but prior to the Rent Commencement Date, either Landlord or Tenant may request, by notice to the other, that an architect reasonably satisfactory to both parties recalculate and certify the square footage of the Building and of the Premises, which recalculations shall be performed using methods of measurement and assumptions consistent with the methods of measurement and assumptions initially used to calculate the square footages set forth in this Lease. Promptly following such request, Landlord shall arrange with the architect for such recalculation. The recalculations and corresponding adjustments in Fixed Rent, Tenant's Proportionate Tax Share and Tenant's Proportionate Share of Operating Expenses shall be deemed effective upon the Rent Commencement Date. Landlord and Tenant shall cooperate with each other and with the architect in providing any information and access necessary to make the calculations and shall share equally any fees to the architect therefor. The architect's calculations shall, absent manifest error, be binding on the parties. Any dispute as to which architect shall be used or as to whether any such calculation contains a manifest error shall be resolved by arbitration pursuant to Article 35. Upon either party's request, Landlord and Tenant shall promptly enter into an amendment to this Lease memorializing any changes made pursuant to this Section 1.7 to the square footage figures contained herein. If, in accordance with the foregoing, the architect determines that the rentable square footage of the Premises is greater than as set forth in this Lease, then, notwithstanding such calculation, for purposes of recalculating Fixed Rent, Tenant's Pro Rata Share of Operating Expenses and Tenant's Pro Rata Tax Share, any such increase shall be deemed capped at three percent (3%).

                                    ARTICLE 2

                                 USE OF PREMISES

                 2.1. (a) The Premises shall be used and occupied for general and executive offices in connection with Tenant's business and such incidental and ancillary uses which are usual and customary in first class office buildings in the City and may be used for any other lawful office purpose expressly permitted under that certain Ground Lease to be entered into between the City, as ground lessor, and Landlord, as ground lessee, with respect to the Land (as amended or modified, the "Ground Lease"), and for no other purpose except as provided in this Section 2.1.

                      (b) Notwithstanding the terms of Section 2.1(a) and subject to Tenant's compliance with the terms of this Lease with respect to the following, portions of the Premises may also be used for the following incidental and ancillary uses: (i) classrooms for training, (ii) medical, dental and/or health departments or facilities, (iii) recreational or exercise facilities, and (iv) cafeteria and dining rooms and related areas for food preparation, consumption, refrigeration, storage or warming (collectively, "dining facilities"), (v) meeting rooms, (vi) photographic reproduction and/or offset printing facilities in connection with Tenant's business, including, without limitation, reproduction facilities for Tenant's clients and Tenant's business activities, (vii) the operation of computers, data processing, word processing and other business machines, including telephone, fax and other telecommunications equipment required for the conduct of business at the Premises and (viii) non-retail banking; each of the foregoing being exclusively for the use of Tenant's employees, Affiliates (both as hereinafter defined), permitted subtenants, licensees, occupants or business guests and, subject to Tenant's compliance with Articles 8 and 21 hereof, Tenant may install in connection with any dining facility, Dwyer units, microwave ovens, conventional ovens, stoves, dishwashers, coffeemakers, refrigerators and other cooking facilities so as to serve Tenant's employees, Affiliates, permitted subtenants, licensees, occupants and business guests.

                 (c) Any dining facility which may be operated under this Section shall be operated in such a manner that (i) odors will not escape from the Premises into other portions of the Building, (ii) all grease traps shall be cleaned, (iii) all wet garbage shall be bagged and placed in containers that prevent the escape of odors, stored in a refrigerated area to the extent, in Landlord's reasonable judgment, that such refrigeration is appropriate and Tenant shall pay any reasonable out-of-pocket charges actually incurred by Landlord in connection with the removal of such garbage, it being understood and agreed that if Landlord shall remove the garbage of Tenant and any other tenant or occupant of the Building during the same service period, the cost of such removal during such service period shall be equitably apportioned between Tenant and such other tenant or occupant based on each party's garbage tonnage, and
(iv) such dining facility shall comply with all insurance company recommendations and requirements to the extent required in Article 17, and all health, sanitary, fire and other applicable codes if they affect the rates or premiums payable by Landlord.

                 (d) If any governmental license or permit other than the certificate of occupancy to be obtained by Landlord as part of the Base Building Work shall be required for the proper and lawful conduct of Tenant's business in the Premises or any part thereof, Tenant, at its expense, shall duly procure and thereafter maintain such license or permit. At Tenant's request, Landlord shall cooperate with Tenant in the procuring of any licenses or permits, provided the same shall be without cost, expense or liability to Landlord. Tenant shall at all times comply with the terms and conditions of each such license or permit.

                 (e) If a change in Tenant's use of the Premises from a use permitted under this Article 2 to another use permitted under this Article 2 requires a change or amendment of any certificate(s) of occupancy or required permits, Landlord shall reasonably cooperate with Tenant in the process of obtaining such change or amended certificate(s) or occupancy or other required permits, provided that same shall be without loss, cost, expense or liability to Landlord (to the extent that Tenant shall pay such cost or expense or indemnify Landlord against such loss or liability, the same shall be deemed to be without loss, cost, expense or liability to Landlord).

            2.2. Subject to the provisions of Articles 17 and 21 hereof, Tenant shall comply with and use the Premises subject to, and in accordance with, all Legal Requirements and Insurance Requirements (as hereinafter defined).

            2.3. Tenant shall not at any time use or occupy the Premises or the Building, or suffer or permit anyone to use or occupy the Premises, or do anything in the Premises or the Building, or suffer or permit anything to be done in, brought into or kept on the Premises, which in any manner (a) violates the certificate of occupancy for the Premises; (b) causes injury to the Premises or the Building or any equipment, facilities or systems therein; (c) impairs the character or appearance of the Building as a first-class office building; (d) impairs the proper and economic maintenance, operation and repair of the Building and/or its equipment, facilities or systems; (e) unreasonably annoys or inconveniences other tenants or occupants of the Building; (f) constitutes a nuisance, public or private; (g) makes unobtainable from reputable insurance companies authorized to do business in New York State all-risk property or any other insurance which Landlord is required to maintain at standard rates; (h) discharges objectionable fumes, vapors or odors into the Building's flues or vents or otherwise; or (i) results in floor loads in excess of two hundred (200) pounds live load per square foot on the third (3/rd/) floor of the Building or in excess of one hundred (100) pounds live load per square foot on any other floor leased to Tenant, subject to the Material Tenant Changes provisions in
Article 15.

            2.4. Any business machines and mechanical equipment used and installed by Tenant which cause vibration, noise, cold or heat that may be transmitted to the Building structure or the common areas of the Building or to any leased space to such a degree as to cause unreasonably excessive noise or vibration shall be placed and maintained by Tenant at its expense in settings of cork, rubber or spring type to eliminate or reduce such unreasonably excessive noise or vibration to a level that shall not be excessive.

            2.5. Notwithstanding anything to the contrary in Section 2.1, it is expressly understood that no portion of the Premises shall be used as or for the following: a public stenographer or typist, barber shop, beauty or manicure shop, telephone or telegraph agency (without limiting Tenant's ability to use telephones, fax machines and other telecommunications equipment and machines required for the conduct of business at the Premises), telephone or secretarial service for the public at large, messenger service for the public at large (other than internal messengers or messengers employed by Tenant or its Affiliates or permitted subtenants and occupants, for pick up and delivery of its local correspondence), employment agency, public restaurant or bar, commercial document reproduction or offset printing service to the general public, public vending machines (other than vending machines for employee use), gambling or gaming activities, obscene or pornographic purposes or any sort of commercial sex establishment, the possession, storage, manufacture or sale of alcohol, drugs or narcotics (other than in connection with uses expressly permitted in Section 2.1(b) and subject to compliance with Legal Requirements), retail, wholesale or discount shop for sale of merchandise to the general public (other than the sale of merchandise to Tenant's employees, Affiliates, visitors and business guests), retail service shop, school or classroom (other than as expressly permitted in Section 2.1(b)), conduct of a public auction, rendition of medical, dental or other diagnostic or therapeutic services (other than as expressly permitted in Section 2.1(b)), the offices or business of any agency of any foreign government or for the conduct of any retail service (other than as expressly permitted in Section 2.1(b)).

     2.6.  Hazardous Materials.

           (a)   (i)   As used herein, "Hazardous Materials" means (A) asbestos
and polychlorinated biphenyls, (B) any and all material, waste or substance that is hazardous or toxic, ignitable, reactive, or corrosive and that is regulated by any local government, the State or City of New York or the federal government and (C) any and all materials, wastes or substances that are defined as "hazardous waste," "extremely hazardous waste," "hazardous material" or words of similar import pursuant to state, federal or local Legal Requirements. "Operational Hazardous Materials" means any Hazardous Materials which are normally or reasonably used in the operation, maintenance or use of a first class office building in the City, provided that the same are permitted to be used in such operation, maintenance or use by Legal Requirements and are used, stored and disposed of in compliance in all material respects with Legal Requirements, including, without limitation, use of fuels, heating oil, lubricants, pesticides, cleaning materials, paint and paint thinners, asphalt, caulks, chemicals commonly used in connection with heating, plumbing, mechanical and electrical systems and in photocopying machines, computers, word processing equipment and other business machines but excluding any Hazardous Materials which have been incorporated into the structure of the Building or the Building systems in the course of the initial construction of the Building.

           (ii) As used herein, "Tenant Exclusive Use Areas" means the Premises, Tenant's Designated Mechanical Space and Tenant's Designated Roof Space.

           (iii) As used herein, "Landlord Common Areas" means all areas of the Building which are not Tenant Exclusive Use Areas or areas leased to or occupied by other tenants.

           (b)   (i)   Tenant shall be solely responsible for and shall comply
with all Legal Requirements governing the presence or removal or the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials (collectively, "Environmental Legal Requirements") within or relating to the Tenant Exclusive Use Areas or Tenant's use thereof provided that the same were not introduced therein by Landlord or its agents, employees or contractors.

           (ii) Tenant represents and warrants that it shall not use or cause to be used or store (except for temporary storage of Operational Hazardous Materials used in the ordinary course of Tenant's business and used in compliance with Environmental Legal Requirements) any Hazardous Materials within the Tenant Exclusive Use Areas, or on the Land or in the Landlord Common Areas in any manner which violates Environmental Legal Requirements.

           (iii) Tenant shall be responsible for all costs (including, but not limited to, those resulting from monitoring, clean-up or compliance) incurred with respect to any Hazardous Materials placed in the Tenant Exclusive Use Areas after the Commencement Date (or any earlier date upon which Tenant enters the Tenant Exclusive Use Areas pursuant to this Lease) unless the same shall have been placed therein by Landlord or Landlord's agents, employees or contractors, and Tenant shall be responsible for all such costs incurred with respect to any Hazardous Materials placed in, on or under the Land or the Landlord Common Areas by Tenant or its agents, employees or contractors.

           (iv) Tenant shall indemnify and hold harmless Landlord from and against any and all costs, claims, suits, causes of action, losses, injury or damage, including without limitation, personal injury (including death) as well as damage to property as well as any and all sums paid for settlement of claims, reasonable attorney's, consultant and expert fees arising during or after the Term, as a result of a breach of the foregoing obligations or warranties, or resulting from the presence or removal of Hazardous Materials from the Tenant Exclusive Use Areas provided that the same were not introduced therein by Landlord or its agents, employees or contractors.

           (v) Landlord and its agents shall have the right, (but not the duty) to inspect the Tenant Exclusive Use Areas (subject to the provisions of
Article 10) to determine whether Tenant is complying with the terms of this
Section 2.6.

           (c)   (i)   Landlord represents and warrants and, at Tenant's
request, will recertify to Tenant promptly following delivery of the Base Building Work (A) the Base Building Work, upon the date(s) of substantial completion thereof pursuant to Article 16, shall be in compliance with the then applicable Legal Requirements pertaining to Hazardous Materials and (B) that it shall not use or cause to be used or store (except for temporary storage of Operational Hazardous Materials used in the ordinary course of Landlord's business and used in compliance with Environmental Legal Requirements) any Hazardous Materials on the Land or within the Tenant Exclusive Use Areas or the Landlord Common Areas in any manner which violates Environmental Legal Requirements.

           (ii) Landlord shall be responsible for all costs (including, but not limited to, those resulting from monitoring, clean-up or compliance) incurred with respect to any Hazardous Materials placed on the Land or in the Landlord Common Areas after Landlord shall have taken possession of the Land (pursuant to and subject to the terms of the Ground Lease) unless the same shall have been placed therein by Tenant or Tenant's agents, employees or contractors, and Landlord shall be responsible for all such costs incurred with respect to any Hazardous Materials placed in, on or under the Tenant Exclusive Use Areas by Landlord or its agents, employees or contractors.

           (iii) Landlord shall indemnify and hold harmless Tenant from any and all costs, claims, suits, causes of action, losses, injury or damage, including without limitation personal injury (including death), as well as damage to property as well as any and all sums paid for settlement of claims, reasonable attorney's, consultant and expert fees arising during or after the Term resulting from the presence or removal of Hazardous Materials in or from the Tenant Exclusive Use Areas if the same were introduced by Landlord, its agents, employees or contractors, or in or from the Landlord Common Areas or the Land (subject to the terms of the Ground Lease) unless the same were introduced by Tenant, its agents, employees or contractors.

                                    ARTICLE 3

                    TAXES AND OPERATING EXPENSES ESCALATIONS

     3.1.  Taxes.

           (a)   Definitions. For the purposes of this Section 3.1

           (i) "Base Year Taxes" shall mean the taxes as finally determined for the Tax Base Year.

           (ii) "Tax Base Year" shall mean the Tax Year (defined below) commencing July 1 of the calendar year in which the Rent Commencement Date falls and ending June 30 of the following year, inclusively.

           (iii) "Taxes" shall mean the aggregate amount of (A) all real estate taxes and payments in lieu of real estate taxes as defined in the Ground Lease, ("PILOT") which may be assessed, levied or imposed upon all or any part of the Building or the land upon which it is located (the "Land") (the Building and the Land being hereinafter collectively referred to as the "Real Property"); (B) all assessments (special or otherwise) and all other governmental levies, impositions or charges, whether general, special, ordinary, extraordinary, foreseen or unforeseen which may be assessed, levied or imposed upon all or any part of the Real Property including, without limitation, Impositions (as defined in the Ground Lease), except that the foregoing shall exclude (collectively, the "Excluded Impositions"): (1) personal property taxes and occupancy and rent taxes assessed against Landlord to the extent same are imposed on Landlord because Landlord is a tenant or occupant of the Building, (2) license and permit fees to the extent same are included in Operating Expenses (as hereinafter defined), and (3) any fines, penalties and other similar governmental charges applicable to the foregoing, together with any interest or costs with respect to the foregoing, incurred by reason of Landlord's failure to make any payments as herein provided, it being agreed, however, (x) so long as the Ground Lease is in effect the amount payable pursuant to this clause (B) shall not exceed an amount which is equal to the amount of the Impositions (excluding the Excluded Impositions) under the Ground Lease and (y) Tenant shall have no obligation with respect to any increase in Taxes due as a direct result of Landlord's breach of any of its obligations under the Ground Lease; and (C) any expenses (including the fees and disbursements of attorneys and other experts and witnesses) incurred in contesting any of the foregoing or the assessed valuation of all or any part of the Real Property. If at any time after the date hereof the methods of taxation prevailing at the date hereof shall be altered so that in lieu of or as an addition to or as a substitute for the whole or any part of the taxes, assessments, rents, rates, charges, levies or impositions now assessed, levied or imposed upon all or any part of the Real Property or the common areas of the Project, there shall be assessed, levied or imposed (w) a tax, assessment, levy, imposition or charge based on the income or rents received therefrom whether or not wholly or partially as a capital levy or otherwise, or (x) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon all or any part of the Real Property or the aforesaid common elements, or
(y) a license fee measured by the rents, or (z) any other tax, assessment, levy, imposition, charge or license fee with respect to the Real Property or the aforesaid common areas, however described or imposed, then all such taxes, assessments, levies, impositions, charges or license fees or the part thereof so measured or based shall be deemed to be Taxes; provided, however, that any tax, assessment, levy, imposition or charge imposed on income from the Real Property or the aforesaid common areas shall be calculated as if the Real Property or the aforesaid common areas is the only asset of Landlord. Notwithstanding the foregoing, "Taxes" shall not include any inheritance, estate, succession, transfer, gift, franchise, corporation, income or profit tax or capital levy that is or may be imposed upon the net income of Landlord.

           (iv) "Tax Year" shall mean each period of July 1 through June 30 (or such other period as hereinafter may be duly adopted by the City as its fiscal year for real estate tax purposes) all or any part of which shall fall within the Term, hereof.

           (v) "Tenant's Proportionate Tax Share" shall mean 47.952 percent, which percentage is the ratio of the number of rentable square feet contained in the Premises (322,228) and the number of rentable square feet contained in the Building (671,982). The percentages set forth in this subsection 3.1(a)(v) shall not be subject to change for any reason whatsoever, except that such percentages may be subject to change (a) pursuant to Section 1.7, (b) by reason of any alteration or improvement being performed to the Premises or the Building which physically increases or decreases the rentable area of the Premises or the Building, (c) upon the expansion or reduction of the size of the Premises pursuant to and in accordance with Article 40 or 41 hereof and (d) as otherwise expressly set forth herein.

           (b)   Computations.

           (i) Tenant's Tax Payment. For each Tax Year, Tenant shall pay to Landlord an amount ("Tenant's Tax Payment") equal to Tenant's Proportionate Tax Share of the increase, if any, in Taxes for such Tax Year over the Base Year Taxes.

           (ii) Estimated Tax Statement. At any time before or after the commencement of any Tax Year, Landlord may furnish to Tenant a statement ("Estimated Tax Statement") of Landlord's reasonable estimate of Tenant's Tax Payment for such Tax Year (the "Tenant's Estimated Tax Payment"). The Estimated Tax Statement shall be accompanied by a copy of the tax statement or bill for such Taxes, provided that if such tax statement or bill is not then available, Landlord will furnish a copy of the tax statement or bill within a reasonable time after Landlord's receipt thereof. Tenant's Estimated Tax Payment shall be payable by Tenant to Landlord on the date which is the later to occur of (A) twenty (20) days after receipt of Landlord's Estimated Tax Statement, or (B) ten
(10) days prior to the date on which such Taxes, or any installments thereof, are due to the applicable taxing authority (such later date, the "Tax Due Date") or, if required by any Mortgagee, in twelve equal monthly installments on the first day of each month during the Tax Year. If during any Tax Year the last-issued Estimated Tax Statement for such Tax Year is inaccurate in any respect, Landlord may issue a revised Estimated Tax Statement. If there shall be any increase in Taxes for any Tax Year as indicated on a revised Estimated Tax Statement, Tenant shall pay to Landlord the amount shown on the revised Estimated Tax Statement on or before the Tax Due Date. If there shall be any decrease in Taxes for any Tax Year as indicated on a revised Estimated Tax Statement, Landlord shall promptly refund or credit to Tenant the amount of such overpayment on the revised Estimated Tax Statement for such Tax Year.

           (iii) Tax Statement. If, for any Tax Year, Taxes shall be less than the amount reflected on the last-issued Estimated Tax Statement for such Tax Year, Landlord shall and in any other case Landlord may after the end of such Tax Year issue a statement of Taxes for such Tax Year, including a computation of Tenant's Tax Payment for such Tax Year (a "Tax Statement"). If Tenant shall have overpaid Taxes for any Tax Year, Landlord shall either promptly refund the overpayment to Tenant or allow Tenant a credit against the subsequent payments due under Sections 3.1 and 3.2 hereof in the amount of Tenant's overpayment of Taxes; provided, however, if Tenant shall have overpaid Taxes for any Tax Year by more than three percent (3%), in addition to such payment or credit, Landlord shall pay or credit to Tenant (but following the expiration or earlier termination of this Lease, Landlord shall pay to Tenant) interest on such overpayment at the Interest Rate, calculated on the amount of such overpayment from the date that Tenant paid such overpayment to the date Landlord shall pay or credit to Tenant such overpayment. If Tenant shall have underpaid taxes for any Tax Year, Tenant shall pay to Landlord an amount equal to the amount of such underpayment of Tenant's Tax Payment with respect to such Tax Year within ten
(10) days after receipt of the applicable Tax Statement.

           (c)   Miscellaneous.

           (i) Challenges and Refunds. Except as expressly provided in Section 3.1(c)(v), only Landlord shall be eligible to institute tax certiorari or other proceedings to reduce the assessed value of the Real Property. If subsequent to the date of the Tax Statement for any Tax Year Landlord shall receive a refund of Taxes for any Tax Year, Landlord shall, at Tenant's election, either promptly pay to Tenant or allow Tenant a credit against subsequent payments due under Sections 3.1 and 3.2 hereof (but following the expiration or earlier termination of this Lease, Landlord shall pay to Tenant) an amount equal to Tenant's Proportionate Tax Share of the reduction in Taxes after deducting from such refund (to the extent not already netted out of the net refund) the costs and expenses incurred by Landlord in obtaining the same to the extent such costs and expenses have not been previously included as part of Taxes, but such amount shall not exceed Tenant's Tax Payment theretofore paid for such Tax Year.

           (ii) Taxes Payable by Tenant. To the extent required by any Legal Requirement, Tenant shall pay to Landlord upon demand any occupancy tax or rent tax now in effect or hereafter enacted, if payable by Landlord in the first instance or hereafter required to be paid by Landlord, but only to the extent such taxes are not already included as Taxes. Tenant shall pay on or before the date which is ten (10) days prior to the date such taxes and assessments are due any and all taxes and assessments separately levied, assessed or imposed upon Tenant by the tax authorities during the Term. Should any governmental authority require that a tax, other than the taxes above-mentioned, be paid by Tenant, but collected by Landlord, for and on behalf of said governmental authority, and from time to time forwarded by Landlord to said governmental authority, the same shall be paid by Tenant to Landlord, no later that twenty (20) days in advance of the date such payment is due and payable to the appropriate governmental authority, in which case, Landlord shall, on or before the date the same is due, promptly pay the same to the appropriate governmental authority.

           (iii) Official Tax Bill. With respect to the portion of Taxes for which Tenant is responsible under Section 3.1(b) or 3.1(c)(ii), the official tax bill or return shall be presumptive evidence of the amount of Taxes levied, assessed or imposed, as well as of the items taxed. Upon request by Tenant, Landlord shall furnish Tenant with a reproduced copy of the tax bill for the Taxes for the current or next succeeding Tax Year.

           (iv)  Partial Tax Year; Delay. Tenant's liability under this Section
3.1 with respect to the Tax Year in which this Lease shall commence and with respect to the Tax Year in which this Lease shall expire or (except on account of Tenant's default) terminate shall be computed on a pro-rata basis, Landlord's failure to render or delay in rendering an Estimated

Tax Statement or a Tax Statement with respect to any Tax Year shall not prejudice Landlord's right thereafter to render the same with respect thereto or with respect to any subsequent Tax Year nor shall the rendering of a Tax Statement for any Tax Year prejudice Landlord's right thereafter to render a corrected Tax Statement for such Tax Year.

           (v) Tax Certiorari. If for any Tax Year beginning on or after July 1 following the twelfth (12/th/) anniversary of the Rent Commencement Date, either (A) Landlord does not intend to file an application with the Tax Commission of the City, or any successor body which has the power to fix or review assessed valuations, for reduction of the assessed valuation of the Building and/or the Land (any such application being herein called a "Protest") or (B) after filing a Protest, Landlord does not intend to commence an action or proceeding in the Supreme Court of the State of New York, County of New York, or any successor court of appropriate jurisdiction seeking judicial review of the denial of any Protest (any of such action or proceeding being herein called a "Proceeding"), then Landlord shall notify Tenant of such intention at least twenty (20) days prior to the latest date on which such a Protest may validly be filed or such a Proceeding may validly be commenced, as the case may be; and Tenant may, but shall not be obligated to, file such a Protest or commence and prosecute such a Proceeding, as the case may be, or settle any Protest or Proceeding commenced by Tenant using counsel selected by Tenant and reasonably satisfactory to Landlord, provided and upon the condition that Tenant exercises such right by notice to Landlord given not more than ten (10) days after Landlord has so notified Tenant of Landlord's intention. If Tenant shall elect to commence a Protest or Proceeding, Landlord shall (1) provide Tenant with copies of any documents or instruments filed in connection with such Protest or Proceeding, (2) make available to Tenant during Business Hours at the Building or at Landlord's office in Kings County; such books and records and other evidence in Landlord's possession as may reasonably be required for proof in such Protest or Proceeding, and (3) execute any and all documents reasonably required to pursue such Protest or Proceeding. If Tenant shall obtain a refund of the Taxes for any Tax Year in such Protest or Proceeding, Tenant shall be entitled to receive Tenant's Proportionate Tax Share of the net refund plus the reasonable costs and expenses of Tenant (to the extent not already netted out of the refund), including, but not limited to, reasonable appraisal, accounting and legal fees of obtaining the same, and Landlord shall be entitled to the amount remaining from such refund. In addition, in connection with any Protest or Proceeding, Landlord shall not settle or compromise any such Protest filed by Landlord or Proceeding commenced by Landlord without the prior reasonable consent of Tenant, and Landlord agrees that with respect to any Protest or Proceeding commenced by Landlord, Landlord shall keep Tenant advised on a regular basis of the status of such Protest and/or Proceeding and shall promptly deliver copies of all material correspondence relating thereto to Tenant. Notwithstanding the foregoing, if Tenant shall fail to consent to the settlement or compromise of any Protest or Proceeding and if Landlord shall be subject to any liability or obligation for Taxes in excess of that which it would otherwise have been subject to had any such Protest or Proceeding been so settled or compromised, then Tenant shall bear all such incremental tax increases for such Tax Year (and, if such increases are phased-in over subsequent Tax Years, any portion of such increases included in subsequent Tax Years). In addition, Landlord shall provide Tenant with a copy of any notice of the assessed valuation of the Building and/or the Land received by Landlord.

     3.2.  Operating Expenses.

           (a)   Definitions. For the purposes of this Section 3.2:

           (i) "Base Operating Expense Year" shall mean (i) if the Rent Commencement Date occurs before July 1, the calendar year in which the Rent Commencement Date occurs or (ii) if the Rent Commencement Date occurs on or after July 1, then the calendar year immediately following the calendar year in which the Rent Commencement Date occurs.

           (ii) "Base Year Operating Expenses" shall mean the greater of (A) Six Dollars ($6.00) per rentable square foot of the Building (exclusive of any portion therein being operated for a retail use and exclusive of the parking garage) and (B) the actual Building Operating Expenses on a rentable per square foot basis for the Base Operating Expense Year.

           (iii) "BID Assessment" shall mean the Building's proportionate share of the expenses of the Metrotech Area Business Improvement District, as determined in accordance with the approved District Plan of the Metrotech Area Business Improvement District and the annual budget adopted by the Board of Directors of the Metrotech Area District Management Association, Inc.

              (iv) "Building Operating Expenses" shall mean the aggregate of, without duplication, all reasonable costs, expenses, disbursements and expenditures (and sales, use, excise, value-added and similar taxes, if any, thereon) paid or incurred by or on behalf of Landlord (whether directly or through independent contractors) in respect of the operation, maintenance, repair, cleaning, security and management of the Real Property and the plazas, sidewalks, curbs and areas which form part of the Real Property and the public sidewalks, curbs and areas immediately adjacent thereto (hereinafter called "Operation of the Property") which, under generally applied real estate practice in the City are properly chargeable to the Operation of the Property, including, but not limited to, costs incurred in connection with the repair and/or replacement of worn-out equipment, facilities and installations; water, fuel and other utilities, heating, air conditioning, ventilating, window cleaning, janitorial and exterminating services; electricity for, and painting of, the public or common areas of the Building; electricity for operation of so-called "DX Units" (or similar apparatus) within tenantable portions of the Building during Business Hours, displays and holiday decorations appropriate to the operation of the Building as a first class office building in the City; internal security for the Building, cleaning services, gardening and other landscaping services which are not included in CAM Operating Expenses; insurance (including rental insurance); uniforms and supplies; sales or use taxes on supplies or services which are includible as Operating Expenses; payroll taxes, wages and salaries of all persons engaged in the Operation of the Property and so-called fringe benefits, including social security taxes, unemployment taxes, Workers' Compensation, coverage for disability benefits, contributions to any pension, hospitalization, welfare or retirement plans or any other similar or like expense incurred under the provisions of any collective bargaining agreement and any other amount incurred to provide benefits for employees so engaged in the Operation of the Property; for management services provided by an independent management company or by Landlord (in which case such fees shall not exceed those that would be charged by independent management companies to manage first class office buildings in the City); the charges of any independent contractor who under a contract does any work which otherwise constitutes an Operating Expense with respect to the Operation of the Property; and legal and accounting fees and disbursements and other professional fees and disbursements in connection with the Operation of the Property; damages, awards and judgments including interest thereon paid or incurred by the Landlord and arising from the Operation of the Property; but specifically excluding or deducting, as appropriate:

              (1)    Taxes;

              (2)    interest and amortization of any debts;

              (3) the cost of any electricity furnished to the Premises or any other tenantable space in the Building which is not considered a common area of the Building other than electricity for operation of so-called "DX Units" (or similar apparatus) within tenantable portions of the Building during Business Hours;

              (4)    ground rent;

              (5) operating expenses attributable to the retail area of the Building;

              (6) expenditures for capital improvements except (i) those which are intended to result in a savings in the amount of Operating Expenses but only to the extent such savings are actually achieved, (ii) those made in order to comply with any change in Insurance Requirements or Legal Requirements occurring after the Commencement Date, provided that such Legal Requirement arises out of or relates to (A) use of the Premises for the uses permitted by
Article 2, or (B) any other use of the Premises by Tenant permitted by Landlord in its sole discretion, or (C) Tenant's manner of use of the Premises, or (iii) expenditures for replacements provided, however, (A) that the cost of repairing such item would exceed fifty percent (50%) of the cost of replacing the same, and (B) that any such item shall be amortized annually on a straight line basis over its useful life as determined in accordance with generally accepted accounting principles (not to exceed ten (10) years), together with interest at the Interest Rate determined at the time Landlord incurred said cost, and shall be included in Operating Expenses for the appropriate Operating Expense Years (as hereinafter defined);

              (7)  depreciation (except as provided above in this subsection);

              (8) leasehold improvements and decorations made for tenants or occupants of the Building or cash allowances in lieu thereof;

              (9)  brokerage commissions and compensation and finder's fees;

              (10) financing and refinancing costs;

              (11) any cost or expense which would otherwise be an Operating Expense in connection with the garage located in the below grade portion of the Building to the extent attributable to the garage;

              (12) costs covered by enforceable warranties and guaranties or unenforceable warranties and guaranties if same are unenforceable solely by reason of any act or omission of Landlord, any of Landlord's Affiliates or Landlord Parties (as hereinafter defined) or any other tenant or occupant of the Building;

              (13) personnel benefits, expenses and salaries of the type set forth in this Section of employees above the level of building manager;

              (14) the portion of any expenses otherwise includible in Operating Expenses which are allocable to any other properties of Landlord or any of Landlord Parties or Affiliates of Landlord, such as the portion of the personnel benefits, expenses and salaries of the type set forth in Section 3.2(a)(iv) of employees allocable to time spent by such employees in connection with properties other than the Land and/or the Building or the portion of the premiums for any insurance carried under "blanket" or similar policies to the extent allocable to any property other than the Land and/or the Building;

              (15) any cost or expense which would otherwise be included in Operating Expenses to the extent that Landlord is reimbursed or is required to be reimbursed therefor from any source other than pursuant to provisions in the nature of this Article 3;

              (16) franchise, "gains" or foreign ownership or control tax, mortgage recording tax, transfer or transfer gains tax, inheritance or estate tax or income taxes imposed upon Landlord or any of Landlord Parties;

              (17) advertising and promotional expenditures;

              (18) the cost of repairs or replacements incurred by reason of fire or other casualty or condemnation, to the extent Landlord is compensated therefor during the Operating Year to which an Operating Statement relates or would have been compensated therefor if Landlord carried the insurance required by this Lease;

              (19) direct costs incurred in connection with a transfer or disposition of Landlord's interest in the Ground Lease, the Land and/or the Building which would not otherwise be incurred by Landlord as an Operating Expense;

              (20) any fee or expenditure (other than a management fee) paid to Landlord or any of Landlord Parties or any Affiliate of Landlord, to the extent the fee or expenditure is in excess of the amount which would be paid in the absence of such relationship;

              (21) costs and expenses incurred in connection with the enforcement of leases and occupancy agreements, including, without limitation, disbursements in connection with any summary proceeding to dispossess any tenant or occupant;

              (22) costs and expenses incurred in connection with, and incidental to, the leasing of space in the Building, including, without limitation, attorneys' fees and disbursements; costs and expenses incurred in connection with preparing and negotiating leases, amendments and modifications thereto, consents to sublease, assignments or any form leases or other documents with respect to the operation of the Building and disputes with tenants or occupants in the Building, including, without limitation, attorneys', accountants' and consultants' fees and disbursements;

              (23) costs and expenses (including those for labor, materials, tools, equipment and contractor charges), whether ordinary or capital, incurred in connection with compliance with any Legal Requirements existing as of the Commencement Date which are applicable to the Land and/or the Building (including, without limitation, the Premises) with respect to a condition existing as of the Commencement Date, whether or not noted of record, unless caused by an act or omission of Tenant or any of Tenant's Parties or any person claiming by, through or under Tenant;

              (24) costs incurred to correct any defect discovered during the first twelve (12) month period following the Rent Commencement Date (or a longer period if and to the extent Landlord is reimbursed for such cost under a warranty) to the extent resulting from the improper initial construction or design of the Building and the Building systems (but excluding the Tenant initial Work) other than costs incurred to make minor adjustments thereto, provided, however, nothing contained herein is intended to exclude from Operating Expenses any portions of such repairs or replacements which would customarily be included in Operating Expenses other than those directly attributable to the construction or design defects;

              (25) costs incurred in performing work or furnishing services for any other tenant, whether at such tenant's or Landlord's expense, to the extent that such work or service is in excess of any work or service that Landlord is obligated to furnish to Tenant at Landlord's expense;

              (26) the cost of clean-up, removal or remediation of any Hazardous Materials other than Operational Hazardous Materials (as hereinafter defined) from the Building;

              (27) any costs resulting solely and directly from any amendment or modification to the CAM Agreement (is hereinafter defined) after the date hereof, if such costs have been imposed upon or with respect to the Real Property, Landlord or Tenant in a manner which is discriminatory; and

              (28) the cost of any maintenance service Landlord provides to any other tenant in the Building but which Landlord requires Tenant to provide itself.

      If during all or part of any Operating Expense Year, Landlord shall not furnish any particular item(s) of work or service (which would otherwise constitute an Operating Expense hereunder) to the Building or any portion of the Building due to the fact that less than the entire tenantable space of the Building is occupied or leased, then, for purposes of computing Operating Expenses for such Operating Expense Year, the amount included in Operating Expenses for such item(s) for such period shall be deemed to be increased to reflect the variable Operating Expense costs that would have been payable had the Building been completely occupied for the entire Operating Expense Year or which would reasonably have been incurred during such period by Landlord if it had furnished such item(s) of work or service to the Building or portion thereof, as the case may be. Without limiting the foregoing, it shall be assumed that all Building services are in place and fully costed (e.g., discounts for the initial period of multi-year contracts shall be appropriately adjusted). Similarly, if during all or part of any Operating Expense Year, Landlord shall not furnish any particular item(s) of work or service (which would otherwise constitute an Operating Expense hereunder) to the Building or any portion of the Building due to the fact that such item(s) of work or service is not required or desired by the tenant of such portion or such tenant is itself obtaining and providing such item(s) of work or service, then, for purposes of computing Operating Expenses for such Operating Expense Year, the amount included in Operating Expenses for such item(s) for such period shall be increased to reflect the variable Operating Expense costs that would reasonably have been incurred during such period by Landlord, if it had furnished such item(s) of work or service to the Building or portion thereof. Further, with respect to the calculation of the Base Year Operating Expenses only, if and to the extent certain expenses are incurred with respect to only a portion of the Base Operating Expense Year, then such expenses shall be annualized to more closely approximate the cost that will be incurred for such expense over the course of the subsequent full year.

         (v) "CAM Agreement" shall mean that certain Common Area Maintenance and Development Agreement dated as of September 15, 1988, as amended from time to time, among Landlord and the owners and ground lessees of the other buildings in the Project.

              (vi) "CAM Operating Expenses" shall mean the Building's proportionate share of all costs and expenses assessed under the CAM Agreement.

              (vii) "Operating Expense Year" shall mean, for purposes of determining Building Operating Expenses or CAM Operating Expenses, each calendar year all or any part of which shall fall within the Term hereof.

              (viii) "Tenant's Proportionate Operating Expense Share" shall mean
48.443 percent, which percentage is the ratio of the number of rentable square feet contained in the Premises (322,228) and the number of rentable square feet of office space contained in the Building (665,163). The percentages set forth in this Section 3.2(a)(viii) shall not be subject to change for any reason whatsoever, except that such percentages may be subject to change (A) pursuant to Section 1.7, (B) by reason of any alteration or improvement being performed to the Premises or the Building which physically increases or decreases the rentable area of the Premises or the Building, (C) upon the expansion or reduction of the size of the Premises pursuant to and in accordance with Article 40 or 41 hereof and (D) as otherwise expressly set forth herein.

              (b)    Computations.

              (i) Tenant's Operating Expense Payment. Commencing January 1 of the First Operating Expense Year following the Rent Commencement Date, for any Operating Expense Year, Tenant shall pay to Landlord an amount ("Tenant's Operating Expense Payment") equal to the sum of: Tenant's Proportionate Operating Expense Share of (A) the amount by which (x) Building Operating Expenses for such Operating Expense Year exceeds (y) the product of Base Year Operating Expenses and the total number of rentable square feet in the Building (exclusive of any portion therein being operated for retail use and exclusive of the parking garage), plus (B) the BID Assessment for such Operating Expense Year, plus (C) CAM Operating Expenses for such Operating Expense Year.

              (ii) Estimated Operating Expense Statement. At any time before or after the commencement of any Operating Expense Year, Landlord may render to Tenant a statement in reasonable detail of Landlord's reasonable estimate of Tenant's Operating Expense Payment for such Operating Expense Year ("Estimated Operating Expense Statement") and the amount shown thereon (the "Tenant's Estimated Operating Expense Payment") shall be payable by Tenant to Landlord in twelve (12) equal monthly installments on the first day of each month during the Operating Expense Year. Any amount shown on an Estimated Operating Expense Statement shall not exceed Tenant's Operating Expense Payment for the immediately preceding Operating Expense Year by more than ten percent (10%) unless Landlord can demonstrate to Tenant's reasonable satisfaction that Tenant's Operating Expense Payment for the subsequent Operating Expense Year is reasonably likely to increase by more than ten percent (10%). If, however, Landlord shall furnish such Estimated Operating Expense Statement for any Operating Expense Year subsequent to the commencement thereof, then (A) until the first day of the month following the month in which such Estimated Operating Expense Statement is furnished to Tenant, Tenant shall continue to pay to Landlord on the first day of each month an amount equal to the monthly sum payable under this Section 3.2 in respect of the last month of the preceding Operating Expense Year, (B) promptly after such Estimated Operating Expense Statement is furnished to Tenant or together therewith, Landlord shall give notice to Tenant stating whether the installments of Tenant's Operating Expense Payment previously made for such Operating Expense Year pursuant to clause (A) of this sentence were greater or less than the installments of Tenant's Operating Expense Payment to be made for such Operating Expense Year in accordance with such Estimated Operating Expense Statement, and (1) if there shall be a deficiency, Tenant shall pay the amount thereof within ten (10) days after demand therefor, or (2) if there shall have been an overpayment, Landlord shall promptly pay to Tenant or credit the amount thereof against the next subsequent payments due under Sections 3.1 and 3.2 hereof; provided, however, if Tenant shall have overpaid Tenant's Operating Expense Payment for any Operating Expense Year by more than five percent (5%), in addition to such payment or credit, Landlord shall pay or credit to Tenant interest on such overpayment at the Interest Rate, calculated on the amount of such overpayment from the date that Tenant overpaid to the date Landlord shall pay or credit to Tenant such overpayment, and (C) on the first day of the month following the month in which such Estimated Operating Expense Statement is furnished to Tenant, and monthly thereafter throughout the remainder of such Operating Expense Year, Tenant shall pay to Landlord an amount equal to one-twelfth (1/12) of the Estimated Operating Expense Payment shown on such

Estimated Operating Expense Statement. Landlord may, from time to time, furnish to Tenant a revised Estimated Operating Expense Statement for such Operating Expense Year and, in such case, Tenant's payments under this Section on account of such Operating Expense Year shall be adjusted and paid or credited, as the case may be, substantially in the same manner as provided in the immediately preceding sentence.

              (c) Operating Expense Statement. After the end of each Operating Expense Year, Landlord shall issue a statement of Building Operating Expenses, CAM Operating Expenses and the BID Assessment for such Operating Expense Year, including a computation of Tenant's Operating Expense Payment for such Operating Expense Year (an "Operating Expense Statement"). If Tenant's payments under subsection 3.2(b)(ii) above on account of Tenant's Operating Expense Payment shall have been less than Tenant's Operating Expense Payment, the deficiency shall be payable by Tenant to Landlord within ten (10) days after receipt of such Operating Expense Statement. If Tenant's payments under subsection 3.2(b)(ii) above on account of Tenant's Operating Expense Payment shall have been more than Tenant's Operating Expense Payment, the overpayment (together with interest on such overpayment if such overpayment shall be by more than five percent (5%), at the Interest Rate calculated on the amount of such overpayment from the date that Tenant shall have overpaid to the date Landlord shall credit to Tenant such overpayment), shall be credited by Landlord against Tenant's subsequent payments due under Sections 3.1 and Section 3.2 or promptly paid to Tenant.

              (d) Partial Operating Expense Year; Delay. Tenant's liability under this Section 3.2 with respect to the Operating Expense Year in which this Lease shall commence and with respect to the Operating Expense Year in which this Lease shall expire or (except on account of Tenant's default) terminate shall be computed on a pro-rata basis. Landlord's failure to render or delay in rendering an Estimated Operating Expense Statement or an Operating Expense Statement with respect to any Operating Expense Year shall not prejudice Landlord's right thereafter to render the same with respect thereto or with respect to any subsequent Operating Expense Year nor shall the rendering of an Operating Expense Statement for any Operating Expense Year prejudice Landlord's right thereafter to render a corrected Operating Expense Statement for such Operating Expense Year.

      3.3.    (a)    Each Tax Statement and Operating Expense Statement
(individually, a "Statement") given by Landlord pursuant to this Article 3 shall be conclusive and binding upon Tenant unless within one hundred twenty (120) days after the giving of such applicable Statement (except that with respect to the first Operating Expense Year, Tenant shall have one hundred eighty (180) days to dispute the first Operating Expense Statement), Tenant shall notify Landlord that it disputes the correctness of such Statement, or any portion thereof, specifying, to the extent reasonably practicable, the particular respects in which such Statement is claimed to be incorrect. In addition, all increases in CAM Operating Expenses shall be deemed to be reasonable unless within one hundred twenty (120) days after the giving of the applicable Statement, Tenant shall notify Landlord that it disputes the reasonableness of such CAM Operating Expenses, specifying, to the extent reasonably practicable, the reasons why such increases in CAM Operating Expenses are claimed to be unreasonable. No such notice of objection, however, shall excuse Tenant from its obligation to timely make payment in accordance with such Statement, provided, however, Tenant's position shall in no way be prejudiced thereby. If any such dispute shall not have been settled by agreement within one hundred fifty (150) days after receipt of such Statement by Tenant (or within two hundred ten (210) days in the case of a dispute with respect to the first Operating Expense Year), either party may submit the dispute to arbitration as provided in Article 35. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay to Tenant the amount of Tenant's overpayment resulting from compliance with Landlord's Statement, together with interest thereon at the Interest Rate from the date of such overpayment. Any Statement furnished by Landlord to Tenant pursuant to this Article 3, shall be in reasonably sufficient detail (including, with respect to Taxes, in such detail so that Tenant may independently calculate the amount of Taxes due and payable and with respect to Operating Expenses, in at least such detail as is shown on Exhibit D annexed hereto and made a part hereof). If Landlord shall fail to deliver any Statement to Tenant within eighteen (18) months after the expiration of the applicable Operating Expense Year or Tax Year, as the case may be, or if Landlord shall fail to deliver any corrected Statement to Tenant within thirty-six (36) months after the expiration of the applicable Operating Expense Year or Tax Year, as the case may be (except that such thirty-six (36) month period shall be shortened to twenty-four (24) months with respect to any such corrected Statement that is given with respect to any Operating Expense Year or Tax Year, as the case may be, in which the Term shall expire or terminate), Landlord shall have no right to deliver a Statement or corrected Statement for any such Operating Expense Year or Tax Year, as the case may be, and if Landlord shall deliver a Statement or corrected Statement to Tenant after such applicable period as aforesaid, Tenant shall have no liability to pay any underpayments shown thereon to be due and owing to Landlord.

              (b) In the event that any amount owing to Tenant hereunder and payable either in cash or by means of a credit against the Rent shall not be fully paid or credited to Tenant on the Expiration Date or earlier termination of this Lease (other than for Tenant's default), Landlord shall promptly pay to Tenant the amount not theretofore paid or credited to Tenant, together with interest payable thereon at the Interest Rate. In no event shall the Fixed Rent ever be reduced by operation of Sections 3.1 or 3.2. The provisions of Sections
3.1 and 3.2 shall survive the expiration or earlier termination of this Lease.

              (c) Tenant and its representatives shall have the right, at Tenant's expense, during the one hundred twenty (120) day period following the giving of each Operating Expense Statement (or during the one hundred eighty
(180) day period following the giving of the Operating Expense Statement for the first Operating Expense Year), on not less than ten (10) days' prior written request by Tenant to Landlord, to examine, audit and copy (at Tenant's expense) at Landlord's office in the City, during normal Business Hours, Landlord's books and records pertaining to the Operating Expenses, to enable Tenant to verify the accuracy of such Operating Expense Statement.

                                    ARTICLE 4

                                   ELECTRICITY

         4.1. (a)    Landlord shall obtain on Tenant's behalf electrical service required by Tenant in connection with its use of the Premises, Tenant's Designated Mechanical Space and Tenant's Designated Roof Space directly from the public utility company servicing the Building. Tenant's consumption of electricity shall be directly metered by the public utility company and Tenant shall pay the costs of such consumption and any other costs of such service directly to the public utility company. Any deposits required by such public utility with respect to such service and all costs in connection with obtaining such service shall be paid by Tenant directly to such public utility or shall be reimbursed to Landlord within thirty (30) days of Landlord's submission of a bill to Tenant therefor, as the case may be, except that Landlord shall pay the cost of installing such direct meters. Landlord shall promptly and diligently arrange for such public utility company to install such meter(s) as shall be necessary to measure consumption of electricity in the Premises. Tenant shall follow, or cooperate with Landlord to follow, all necessary procedures required by the public utility to qualify and be designated as the account payee for the public utility. Landlord shall allow Tenant to connect to the Building electric bus ducts in the electric closets located within the Premises, at Tenant's sole cost and expense, and subject to the terms of this Lease, to make Tenant's wiring connections thereto in order to furnish electrical service to the Premises. Upon such installation, Tenant shall pay directly to the utility company the amounts due for electric current consumed by Tenant, as indicated by such meters. At Tenant's request (to be made not later than thirty (30) days following the Commencement of Construction of the Building) and cost, Landlord shall provide submetering for the aforesaid electric service in lieu of direct metering.

              (b)    Notwithstanding anything to the contrary in Section 4.1(a):

              (i) Landlord shall provide, at Landlord's expense, a hard-wired addressable system which is connected to the Building Class E alarm and communication fire management system, and Landlord shall make circuits of adequate capacity to provide Tenant with all fire alarm points required by Legal Requirements (and such additional capacity as may be set forth on the Base Building CDs) available for Tenant to tie into and program such system, at Landlord's expense. Landlord shall allow Tenant to connect to the Building emergency power generation system to provide continuous electric current for the emergency lighting systems including, without limitation, the equipment and fixtures thereof within the Premises (the "Emergency Lighting Systems"), at Landlord's sole cost and expense. Building electrical contractor costs for final Tenant connections to the data gathering panels or other appropriate equipment on all floors for reprogramming building fire management systems, filing, testing and sign-off and all costs for software changes to the Building Class E systems in connection with

Tenant's initial fit-out shall be at Landlord's cost and expense. Tenant shall pay Landlord's actual cost for electric current consumed by Tenant for the Emergency Lighting Systems, determined as hereinafter provided in this Section 4.1(b), on a monthly basis as Additional Rent.

          (ii) Landlord will, at Landlord's expense, cause an independent reputable electrical consultant to make an initial survey in the Premises (or the applicable portion thereof), and thereafter may, from time to time at Landlord's expense, cause an independent reputable electrical consultant to make surveys in the Premises (or the applicable portion thereof), covering the Emergency Lighting Systems, the use of electrical current thereof and the number of kilowatt hours consumed by Tenant in the Premises (or the applicable portion thereof) for such Emergency Lighting Systems. Tenant shall also have the right, at Tenant's expense, to initiate surveys by an independent reputable electrical consultant in the Premises covering the Emergency Lighting Systems therein, the use of current thereof and the number of kilowatt hours consumed by Tenant in the Premises (or the applicable portion thereof) for such Emergency Lighting Systems. At Tenant's request and cost, Landlord shall provide submetering for the Emergency Lighting System.

          (iii) Tenant shall pay Landlord for the use of such electricity for the Emergency Lighting Systems in an amount equal to (A) the number of kilowatt hours consumed by Tenant as shown by survey, multiplied by (B) Landlord's average cost per kilowatt hour for the Building for such electricity during the period(s) in question, or, in the event submetering is installed as set forth in
Section 4.l(b)(ii) above, then as shown on such submeter(s).

          (c) The determination in accordance with any survey of the electric current consumed in the Premises for the Emergency Lighting Systems pursuant to
Section 4(b) shall be binding and conclusive on Landlord and Tenant, from and after the delivery of copies of such determination to Landlord and Tenant, unless within ninety (90) days after the delivery of such copies, the party not causing the survey to be performed notifies the other that it disputes such determination. If such other party disputes the determination, it shall, at its own expense, obtain from an independent reputable electrical consultant its own survey in the Premises (or the applicable portion thereof) covering the Emergency Lighting Systems therein, the use thereof and the number of kilowatt hours consumed by Tenant for the use of such Emergency Lighting Systems in the Premises (or the applicable portion thereof) and a determination of the electric current consumed in the Premises (or the applicable portion thereof) for the use of such Emergency Lighting Systems in accordance with the provisions of this
Article 4. Landlord and Tenant's consultant then shall seek to agree on a finding of such determination of the electric current consumed in the Premises (or the applicable portion thereof) for the use of the Emergency Lighting Systems. If such consultants cannot agree, such consultants shall choose a third reputable independent electrical consultant who shall not be employed by or have been retained on an independent consulting basis within the last two years by, either Landlord or Tenant, or any Affiliate of Landlord or Tenant, whose cost shall be shared equally by Landlord and Tenant, to make a similar survey, and the determination of such third electrical consultant shall, if performed in accordance with the provisions of the Section 4.1, be binding on Landlord and Tenant. If Landlord and Tenant cannot agree on the selection of such third consultant, within ten (10) days from the date either electrical consultant shall first give notice to the other of its choice of such third consultant, then either party may request such appointment of such third electrical consultant by the American Arbitration Association (or any organization successor thereto). However, pending the determination of such third electrical consultant or the agreement of Landlord and Tenant's electrical consultant, Tenant shall, without prejudice to Tenant's rights, pay Landlord for the amount of electric current consumed in the Premises (or the applicable portion thereof) for the Emergency Lighting Systems as determined by Landlord. If the resolution of any such dispute by the third electrical consultant or by agreement of Landlord and Tenant's electrical consultant shall include a determination that Tenant shall have overpaid for any electric current consumed in the Premises for the Emergency Lighting Systems, such overpayment (together with interest thereon at the Interest Rate, calculated from the date of the overpayment to the date the overpayment is credited or refunded to Tenant) shall be promptly paid to Tenant or credited against the next installment of Additional Rent due under
Article 3 hereof (but following the expiration or earlier termination of this Lease, Landlord shall pay versus credit such amount to Tenant). If the resolution of any such dispute shall include a determination that Tenant has underpaid for any electric current consumed in the Premises for the Emergency Lighting Systems, then Tenant shall pay to Landlord the amount of any such underpayment within ten (10) Business Days following demand therefor.

          (d) Tenant shall pay as Additional Rent the cost of operating the DX units during non-Business Hours to the extent occasioned by Tenant's use of the Premises, Tenant's Designated Mechanical Space and/or Tenant's Designated Roof Space.

          (e) Each amount due under any provision of this Article 4 shall be due within ten (10) Business Days following Landlord's rendition of a bill therefor.

     4.2. (a) The total power available for connection by Tenant from the Building electric bus duct in the electric closets in the Premises for Tenant's exclusive use for lighting and utility power outlets and exclusive of Building HVAC, Building system heating, if any and domestic hot water, if any, shall be in the amount of eight (8.0) watts demand load per useable square foot.

          (b) In addition to the electrical capacity available to Tenant pursuant to section 4.2(a), Landlord shall make up to 1,300 amps available to Tenant for supplemental use in accordance with Exhibit N.

     4.3. Tenant will not (a) install a connected load (including all of Tenant's supplemental air conditioning, if any, and other equipment but excluding Building system air conditioning, if any, Building system heating, if any, and domestic hot water, if any) or otherwise draw (and with respect to Tenant's Designated Mechanical Space and Tenant's Designated Roof Space, Landlord shall not be required to furnish) in excess of the limits set forth in
Section 4.2, or (b) make or perform or permit the making or performing of any alterations to wiring, installations or other electrical facilities in or serving the Premises without the consent of Landlord in each instance, which consent shall not be unreasonably withheld. If Tenant requires electricity in excess of the capacity described above, then Tenant, at Tenant's expense, and with Landlord's consent, not to be unreasonably withheld, may install feeders, risers, wiring and other conductors and equipment (collectively, "additional electrical equipment") sufficient to supply such additional electricity provided that, in Landlord's reasonable judgment (i) sufficient electric service is available, (ii) such additional electrical equipment is permissible under applicable Legal Requirements and Insurance Requirements and will not cause material permanent damage or injury to the Building or the Premises, or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or unreasonably interfere with or disturb other tenants or occupants of the Building. Any such installation by Tenant of additional electrical capacity to the Premises shall comply with the applicable requirements of Article 15.

     4.4. Without limiting any other provision of this Lease, Tenant may initially distribute its electricity as it desires provided (i) it shall at all times comply with the rules, regulations, terms and conditions applicable to service, equipment and wiring and requirements of the public utility supplying electricity to the Building, (ii) Tenant does not unbalance the load across the phases by more than ten percent (10%) or exceed the designed load capacity for electrical installations or the risers and is otherwise in accordance with good electrical installation and distribution practices and (iii) Tenant shall deliver to Landlord prior notice describing the nature of the proposed distribution. Any alterations to Tenant's initial distribution shall be subject to the foregoing requirements and Article 15.

     4.5. Landlord shall not in any way be liable or responsible to Tenant for any loss or damage or expense which Tenant sustains or incurs if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements.

                                    ARTICLE 5

                                    INDEMNITY

     5.1. Without limiting anything set forth in Section 2.6, Tenant hereby indemnifies Landlord from any loss or liability of whatever nature:

          (a) arising or claimed to arise from any act, omission or negligence of Tenant or any of the other Tenant Parties (other than any subtenant, contractor or invitee of Tenant) occurring in or about the Building and/or the Land except to the extent caused by the negligence, misfeasance or omission of Landlord or Landlord's Parties;

          (b) arising or claimed to arise from any act, omission or negligence of any subtenant, contractor or invitee of Tenant occurring in the Premises except to the extent caused by the negligence, misfeasance or omission of Landlord or Landlord's Parties; and

          (c) arising or claimed to arise from any accident, injury or damage whatsoever caused to any Person (as hereinafter defined) or to the property of any Person occurring during the Term (or during any other period during which Tenant shall use or occupy the Premises) in or about the Premises caused by Tenant or any of Tenant's Parties, except to the extent caused by the negligence, misfeasance or omission of Landlord or Landlord's Parties.

     5.2. Without limiting anything set forth in Section 2.6, Landlord hereby indemnifies Tenant from any loss or liability of whatever nature:

          (a) arising or claimed to arise from any act, omission or negligence of Landlord or any of the other Landlord Parties occurring in or about the Building and/or the Land except to the extent caused by the negligence, misfeasance or omission of Tenant or any of Tenant's Parties; and

          (b) arising or claimed to arise from any accident, injury or damage whatsoever caused to any Person occurring during the Term in or about the Premises caused by Landlord or any of Landlord's Parties except to the extent caused by the negligence, misfeasance or omission of Tenant or any of Tenant's Parties.

Neither party shall have any liability for any consequential damages suffered by the other party or by any Person claiming through such party.

                                    ARTICLE 6

                                 QUIET ENJOYMENT

     6.1. Tenant shall peaceably and quietly have, hold and enjoy the Premises without hindrance, ejection or molestation by Landlord or any other person lawfully claiming through or under Landlord, subject, nevertheless, to the provisions of this Lease and to Superior Leases and Mortgages (both as hereinafter defined). This covenant shall be construed as a covenant running with the Land, and is not, nor shall it be construed as, a personal covenant of Landlord, except to the extent of Landlord's interest in the Real Property and only for so long as such interest shall continue, and thereafter Landlord shall be relieved of all liability hereunder and this covenant shall be binding only upon subsequent successors in interest of Landlord's interest in this Lease, to the extent of their respective interests, as and when they shall acquire the same, and so long as they shall retain the same.

                                    ARTICLE 7

                      ASSIGNMENT, SUBLETTING AND MORTGAGING

     7.1. (a) Tenant shall not, whether voluntarily, involuntarily, or by operation of law or otherwise (i) assign or otherwise transfer this Lease or any interest or estate herein, (ii) sublet the Premises or any part thereof or allow the Premises or any part thereof to be used or occupied by others in violation of Article 2, or (iii) mortgage, pledge, encumber or otherwise hypothecate this Lease or the Premises or any part thereof in any manner; without in each instance obtaining the prior written consent of Landlord, except as otherwise provided in this Article 7. For purposes of this Article 7, (A) a transfer of control of Tenant or any subtenant at any one time or over a period of time through a series of transfers shall be deemed an assignment of this Lease or such sublease, as the case may be, and (B) a material modification, amendment or extension of a sublease requiring Landlord's consent hereunder shall be deemed a sublease requiring approval of the relevant provisions thereof in accordance with the terms of this Article 7, and (C) any Person or legal representative of Tenant to whom Tenant's interest under this Lease passes by operation of law or otherwise shall be bound by the provisions of this Article 7. For the purposes of this Article 7, "control" shall be deemed to mean either (1) ownership of not less than fifty percent (50%) of the issued and outstanding capital stock of any corporate entity or not less than fifty percent (50%) of the legal and equitable interest in any other business entity or (2) ownership of not less than twenty-five percent (25%) of the issued and outstanding capital stock of any corporate entity or not less than twenty-five percent (25%) of the legal and equitable interest in any other business entity and the possession of the power directly or indirectly to direct or cause the direction of management and policy of such corporation, partnership or other business entity, whether through the ownership of voting securities, by contract, common directors or officers, the contractual right to manage the business affairs of any such corporation, partnership or business entity or otherwise. For purposes of the foregoing sentence, stock ownership shall be determined in accordance with the principles set forth in
Section 544 of the Internal Revenue Code of 1986, as the same existed on October 22, 1986 and the transfer of the Stock of any corporate tenant or subtenant shall be deemed not to include the sale of such Stock by persons or parties, through the "over-the-counter market" or through any recognized stock exchange, other than those deemed "insiders" within the meaning of the Securities Exchange Act of 1934, as amended.

          (b) Tenant shall have the right, upon prior notice to Landlord (or simultaneous notice to Landlord if prior notice is prohibited by applicable law or rules and regulations of applicable governmental authorities or regulatory agencies thereof or is otherwise reasonably impracticable), but without the consent of Landlord to assign this Lease (i) to a corporation or other entity into or with which Tenant is merged or consolidated or to an entity to which substantially all of Tenant's assets are transferred, or (ii) to a corporation or other entity arising out of the reorganization of Tenant from (A) a partnership to a corporation the majority of shareholders of which were the partners of Tenant immediately prior to such reorganization or (B) a corporation to a partnership the majority of partners of which were the shareholders of Tenant immediately prior to such reorganization, or (iii) in connection with a transaction involving the sale, transfer or exchange of stock of any corporate tenant or the sale or transfer of all or any portion of the partnership interests in any partnership tenant (any corporation, partnership or entity which is the successor of Tenant following any of the transactions described in
(i), (ii) or (iii) above, a "successor corporation or partnership"); provided, in each such case, such merger, consolidation, sale, transfer or exchange of stock or partnership interests or transfer of assets shall be for a valid business purpose and not principally for the purpose of transferring the leasehold estate created by this Lease and, provided, further, such surviving or acquiring corporation or entity shall use the Premises in compliance with and assume the terms and provisions of, this Lease from and after the effective date of the assignment (each of the foregoing are hereinafter called a "Reorganization"). In addition, Tenant shall have the right, upon ten (10) Business Days' prior notice to Landlord, but without Landlord's consent, to assign this Lease to an Affiliate (defined below) of Tenant. The term "Affiliate" shall mean, with respect to the party at issue, any Person who or which directly or indirectly controls, is controlled by or is under common control with such party.

          (c) Tenant shall have the right, upon ten (10) Business Days' prior notice to Landlord, but without Landlord's consent, to sublease all or any portion of the Premises to an Affiliate of Tenant (or to allow such Affiliate to occupy the same pursuant to an occupancy agreement). If any Affiliate entity shall cease to be an Affiliate of Tenant, then such entity may continue to sublease or occupy any portion(s) of the Premises it has subleased or occupied as an Affiliate of Tenant, as the case may be, provided and upon condition that
(A) from and after the date such entity ceases to be an Affiliate of Tenant the sublease rent and other occupancy charges payable by such entity shall be at least equal to the Fixed Rent and the Additional Rent payable hereunder by Tenant (on a per square foot basis) with respect to such portion(s) of the Premises, (B) the principal purpose of the transaction which results in such entity no longer being an Affiliate of Tenant shall not be the acquisition of such Affiliate's interest in its sublease or other occupancy agreement, and (C) the sublease or other occupancy agreement shall comply with the provisions of this Article 7.

          (d) Supplementing Section 7.1(b) and without limiting any other provision of this Article 7, Landlord expressly agrees that Tenant shall have the right, upon prior notice to Landlord, but without the consent of Landlord, to assign this Lease or sublease the Premises to WellChoice, Inc. (or its successor-in-interest, or an Affiliate of WellChoice, Inc. or an entity acquiring control of the stock or control of all of the assets of WellChoice, Inc., "Well") in connection with the currently contemplated merger by Tenant into (or asset sale by Tenant to) Well; provided, however, that (i) such assignee has a Material Net Worth and (ii) the other conditions set forth in
Section 7.1(b) are satisfied.

     7.2. If this Lease shall be assigned, whether or not in violation of the provisions of this Lease, Landlord may collect rent from the assignee. If the Premises or any part thereof are sublet or used or occupied by anyone other than Tenant, whether or not in violation of this Lease,

Landlord may, after the occurrence of an Event of Default (as hereinafter defined) by Tenant, collect the Rent from the subtenant or occupant. In either event, Landlord may apply the net amount collected to the Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any provisions of Section 7.1, or the acceptance of the assignee, subtenant or occupant as tenant. Nothing contained herein shall be construed to relieve the Tenant named herein or any assignee or other successor in interest (whether immediate or remote) of the Tenant named herein from the full and prompt payment, performance and observance of the covenants, obligations and conditions to be paid, performed and observed by Tenant under this Lease, except to the extent expressly provided in Section 7.13 hereof. The consent by Landlord to a particular assignment, subletting or use or occupancy by others shall not in any way be considered as a consent by Landlord to any other or further assignment, or subletting or use or occupancy by others. Reference in this Lease to use or occupancy by others (that is, anyone other than Tenant) shall not be construed as limited to subtenants but shall also include licensees and others claiming under or through Tenant, immediately or remotely.

     7.3. Any assignment or transfer shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement in recordable form and otherwise in form reasonably satisfactory to Landlord, whereby the assignee shall assume the obligations and performance of this Lease and agree to be bound by and upon all of the covenants, agreements, terms, provisions and conditions hereof on the part of Tenant to be performed or observed from and after the effective date of such assignment and whereby the assignee shall agree that the provisions of Section 7.1 hereof shall, notwithstanding such an assignment or transfer, continue to be binding upon it in the future. Notwithstanding any assignment or transfer, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of the Fixed Rent (or any other amounts required to be paid by Tenant pursuant to this Lease) by Landlord from an assignee or transferee or any other party, Tenant shall remain fully and primarily liable for the payment of the Fixed Rent and the Additional Rent due and to become due under this Lease and for the performance of all of the covenants, agreements, terms, provisions and conditions of this Lease on the part of Tenant to be performed or observed, except to the extent expressly provided in Section 7.13 hereof.

     7.4. If Tenant shall, at any time or from time to time, during the Term desire to assign this Lease or sublet all or part of the Premises, other than as expressly permitted pursuant to the provisions of Section 7.1 hereof, Tenant shall give notice thereof to Landlord, which notice shall be accompanied by (a) a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant, (b) a statement setting forth in reasonable detail the nature and character of the business of the proposed assignee or subtenant and its proposed use of the Premises, (c) current financial information with respect to the proposed assignee or subtenant, (d) in the case of a sublease of less than the entire Premises, a floor plan clearly indicating the portion of the Premises to be subleased and all means of ingress and egress to such portion of the Premises to be subleased and to the remainder of the Premises, and (e) such additional information related to the proposed assignment or sublease as Landlord shall reasonably request, provided, however, Landlord shall be entitled to make only one (1) such request in connection with each proposed assignment or sublease and any such request shall be made within five (5) Business Days after Landlord's receipt of any such notice (a "Tenant Notice").

     7.5. (a) If Tenant shall furnish Landlord with a Tenant Notice with respect to a proposed assignment or subletting and Landlord shall fail to notify Tenant of its approval or disapproval of any such proposed assignment or subletting within twenty (20) Business Days after it receives a Tenant Notice, or, if Landlord shall request any additional information in accordance with Section 7.4(e) above, then within ten (10) Business Days after Landlord has received the information requested, Landlord shall be deemed to have consented to the proposed assignment or subletting pursuant to the Tenant Notice. Notwithstanding the foregoing, Tenant shall have no right to assign this Lease or to sublease all or any portion of the Premises unless Tenant shall, at least five (5) Business Days prior to the effective date of any proposed assignment or sublease, deliver to Landlord a true and correct copy of the proposed assignment instrument or sublease, as the case may be, except, however, that timely delivery of the same shall not be a condition precedent to an assignment or subletting permitted pursuant to Section 7.1 provided Tenant delivers to Landlord a true and correct copy of any assignment instrument or sublease made pursuant to Section 7.1 promptly following the execution thereof.

          (b) If Landlord shall fail to respond to a Tenant Notice within the periods provided in Section 7.5(a) above and thereby be deemed to have consented to the proposed assignment or sublease, Landlord shall, upon Tenant's request, execute and deliver to Tenant, a statement prepared by Tenant and in form reasonably acceptable to Landlord confirming such deemed consent within ten (10) days of the submission of such statement to Landlord. If Landlord shall have or shall be deemed to have consented to such assignment or subletting as provided herein, Tenant shall be free to assign this Lease to such proposed assignee or sublet the Premises or the portion thereof which is the subject of such sublease to such proposed subtenant on the same material terms and conditions set forth in the Tenant Notice subject to the terms and conditions of this Lease. Tenant acknowledges and agrees that Landlord's approval (or deemed approval) of any assignment or sublease in accordance with the terms of this Article 7 shall not constitute Landlord's approval of any of the specific terms of such assignment or sublease, as the case may be, and Tenant shall cause any such assignment or sublease to comply with the terms and provisions of this Lease in all respects.

         (c) If Tenant shall fail to execute and unconditionally deliver an assignment or sublease in accordance with a Tenant Notice which has been consented or deemed consented to by Landlord within six (6) months after the date of Landlord's consent or deemed consent thereto, then any election or deemed election or consent or deemed consent of Landlord with respect to such proposed assignment or sublease shall be withdrawn and of no further force and effect and any assignment or sublease thereafter entered into must again comply with the terms of this Article 7.

         (d)   With respect to each any every sublease permitted under this
Lease:

         (i) the term of any sublease shall expire no later than the day preceding the Expiration Date; and

         (ii) in the case of a subletting which includes less than entire floor(s), all costs incurred with respect to providing reasonably appropriate means of ingress and egress from the sublet space (which means of ingress and egress shall conform to Legal Requirements and shall be subject to the provisions of Article 15, with respect to Tenant Changes), shall be borne by Tenant.

    7.6. Landlord shall not unreasonably withhold its consent to any request by Tenant to assign this Lease or sublet all or any portion of the Premises pursuant to and in accordance with Section 7.5. In the event that as of the date of Landlord's consent and as of the effective date of the proposed assignment or the commencement date of the proposed sublease, no Event of Default shall have occurred and be continuing, it shall be unreasonable for Landlord to withhold its consent to a proposed assignment or sublease if all of the following conditions have been met:

         (a) in Landlord's reasonable judgment (i) the proposed assignee or subtenant is engaged in a business or activity, and the Premises, or the relevant part thereof, will be used in a manner, which is in keeping with the then standards of the Building, and (ii) with respect to a proposed assignment, the proposed assignee has a sufficient net worth considering the responsibility involved;

         (b) the form of the proposed sublease or assignment shall be in compliance with the applicable provisions of this Lease, and any sublease shall be subject and subordinate to this Lease in all respects;

         (c) there shall not be more than five (5) subtenants or occupants (other than Tenant or any Affiliate of Tenant) occupying space on one floor of the Premises;

         (d) the proposed assignee or subtenant shall not be a Protected Occupant (as hereinafter defined). (Within fifteen (15) days after receipt of a notice from Tenant stating that Tenant desires to assign this Lease or sublease all or a portion of the Premises (and in the case of a proposed sublease of less than the entire Premises, such notice shall identify the portion of the Premises proposed to be subleased), together with a specific request therefor, Landlord shall provide Tenant with a list of Protected Occupants. Tenant shall not contact or negotiate with any of the Protected Occupants (or cause any of the Protected Occupants to be contacted or negotiated with) in the six (6) month period following Tenant's receipt of the list of Protected Occupants, provided, however, such six (6) month period shall be extended for an additional six (6) months with respect to those Protected Occupants to whom Landlord (or any Affiliate of Landlord which is an owner of a building in the Project) shall have submitted a written proposed lease, sublease or occupancy agreement provided that negotiations with respect to such proposed lease, sublease or occupancy agreement are continuing in the good faith judgment of Landlord. As used herein, the term "Protected Occupant" shall mean any entity or person with whom Landlord is currently or has been negotiating for the demise of space (including additional space) in the Building comparable (i.e., within twenty percent (20%), higher or lower, in size) to that which is the subject of Tenant's proposed assignment or subletting, as disclosed by Landlord to Tenant within ten (10) business days following Tenant's request for such list in connection with a proposed assignment or subletting, subject to updating from time to time and in any event in connection with any new or significantly delayed proposed assignment or subletting by Tenant;

         (e) the proposed assignee or subtenant shall not be a Person with whom Landlord or any Affiliate of Landlord which is an owner of a building in the Project is then negotiating or has had negotiations for the lease of space in the Building or the Project during the preceding six (6) month period unless such proposed sublease or assignment is with respect to non-comparable space (i.e., space that more than twenty percent (20%) higher or lower in size). (Landlord shall notify Tenant whether or not such proposed assignee or subtenant is a Person with whom Landlord or any Affiliate of Landlord which is an owner of a building in the Project is or been negotiating during the preceding six (6) month period within five (5) Business Days after receipt of a notice from Tenant identifying the proposed assignee or subtenant, together with a specific request therefor. As used in this subsection (i), the terms "negotiating" or "negotiations" shall mean that Landlord or such Affiliate of Landlord which is an owner of a building in the Project shall have submitted a written proposal to such Person for the leasing of space in the Building or the Project, as applicable and, in the good faith determination of Landlord, negotiations with respect to such proposal are continuing; and

         (f) the character of the business to be conducted or the proposed use of the Premises by the proposed assignee or subtenant shall not in Landlord's reasonable opinion, (i) materially increase Building Operating Expenses; (ii) materially increase the burden on existing cleaning or other Building services or elevators over the burden prior to such proposed subletting or assignment unless Tenant shall agree to pay to Landlord any such increased costs; or (iii) violate any provisions or restrictions contained in Article 2 or elsewhere herein relating to the use or occupancy of the Premises.

Landlord's consent to any assignment or sublease shall be set forth in an instrument prepared by Landlord in form reasonably satisfactory to Landlord, provided however, that Landlord's consent shall be consistent with the terms and provisions of this Lease and, in situations where it would be unreasonable for Landlord to withhold its consent, Landlord shall not impose any additional requirements or obligations which materially and adversely affect Tenant, any such assignee or subtenant or which materially and adversely diminish Tenant's rights under this Lease or subtenant's rights under the sublease; in the case of any assignment, such instrument shall include an assumption by the proposed assignee of the obligations of Tenant hereunder arising from and after the date of such assignment. Landlord's consent shall not be effective until such instrument is executed and delivered by Landlord, Tenant and the proposed assignee or subtenant.

    7.7. Any sublease shall provide that notwithstanding anything contained in this Lease, such sublease shall not be assigned and that the Premises demised thereunder shall not be further sublet without the prior written consent of Landlord in each instance, which consent with respect to one further assignment or with respect to one further sublease of the subleased Premises or any portion thereof, shall not be unreasonably withheld subject to the terms of this Article 7 (except that subleases made pursuant to Section 7.1 hereof shall be permitted to be further assigned or the subject of a further subletting otherwise permitted by Section 7.1 without Landlord's prior consent), and shall also contain provisions substantially the same as those contained in Sections 12,
42.4 and 42.10(a) and, if Tenant shall allow such subtenant to use or install the Antenna (as hereinafter defined), 38.3. Except as otherwise expressly set forth herein, if any such sublease or sub-sublease is assigned or further sublet without the consent of Landlord in each instance obtained or without compliance with the provisions of this Article, Tenant shall immediately terminate such sublease or arrange for the termination thereof, and proceed expeditiously to have the occupant thereunder dispossessed. Landlord's consent to any sublease or assignment shall not be deemed or construed to modify, amend or affect the terms and provisions of this Lease, or Tenant's obligations hereunder, which shall continue to apply to the occupants thereof, as if the sublease or assignment had not been made.

    7.8. If Landlord shall consent to any assignment of this Lease or to any sublease, Tenant shall, in consideration therefor, pay to Landlord, as Additional Rent:

         (a) In the case of an assignment (other than an assignment to an Affiliate of Tenant or an assignment otherwise expressly permitted pursuant to
Section 7.1), on the effective date of the assignment, fifty percent (50%) of all sums and other consideration payable to Tenant by the assignee, for or by reason of such assignment, whether paid in one or more than one installment, before or after the effective date of the assignment, including, but not limited to, sums paid for Tenant's fixtures, leasehold improvements, equipment, Antenna (as hereinafter defined) or the use thereof, furniture, furnishings or other personal property (collectively, the "Assignment Proceeds") but excluding:

         (i) in the case of a sale of Tenant's leasehold improvements or Tenant's Property, the then unamortized or undepreciated cost of Tenant's leasehold improvements or Tenant's Property so sold, determined on the basis of Tenant's accounting records;

         (ii) in the case of a lease or sublease of Tenant's leasehold improvements or Tenant's Property, the unamortized or undepreciated cost of Tenant's leasehold improvements or Tenant's Property so leased or subleased to such assignee, determined on the basis of Tenant's accounting records; and

         (iii) the reasonable, actual third-party expenses incurred by Tenant in connection with such assignment for brokerage commissions and legal fees and disbursements.

If any portion of the Assignment Proceeds shall be payable over a period of time, then such costs and expenses shall be amortized over a like period of time in the proportion that the portion of the Assignment Proceeds in any year bears to the total Assignment Proceeds. The foregoing expenses are hereinafter collectively referred to as the "Assignment Expenses." Landlord shall not be entitled to any Assignment Proceeds derived from an assignment by Tenant to any Affiliate of Tenant or other subletting expressly permitted pursuant to Section 7.1; and

         (b) In the case of a sublease (other than a sublease to an Affiliate of Tenant or a subletting otherwise expressly permitted pursuant to Section 7.1) fifty (50%) percent of any rents, additional charges or other consideration payable under the sublease to Tenant by the subtenant which are in excess of the Fixed Rent and the Additional Rent accruing hereunder during the term of the sublease, including, but not limited to, sums paid for Tenant's fixtures, leasehold improvements, equipment, Antenna or the use thereof, furniture, furnishings or other personal property (collectively, the ("Subletting Proceeds") excluding:

         (i) in the case of a sale of Tenant's leasehold improvements or Tenant's Property the then unamortized or undepreciated cost of Tenant's leasehold improvements or Tenant's Property so sold, determined on the basis of Tenant's accounting records;

         (ii) in the case of a lease or sublease of Tenant's Property, the allocable portion for such year of the then unamortized or undepreciated cost of Tenant's Property so leased or subleased, amortized over the remaining Term of this Lease, which unamortized or undepreciated costs shall be determined on the basis of Tenant's accounting records; and

         (iii) the reasonable, actual third-party expenses incurred by Tenant in connection with such sublease for brokerage commissions, legal fees and construction of any subtenant improvements by Tenant, the amount of which construction expenses shall be amortized over the term of the sublease.

The foregoing costs and expenses are hereinafter collectively referred to as the "Subletting Expenses." Landlord shall not be entitled to any Subletting Proceeds derived from a sublease by Tenant to any Affiliate of Tenant or other subletting expressly permitted pursuant to Section 7.1.

    7.9. Tenant hereby indemnifies Landlord against any liability asserted against Landlord or any Landlord Party for any brokerage commission, finder's fee, consultant's fee or other compensation with respect to any assignment or sublease or proposed assignment or sublease; provided, however, if it shall be finally determined by a court of competent jurisdiction that Landlord or any Landlord Party is liable for such brokerage commission, finder's fee, consultant's fee or other compensation based upon a written or oral agreement between such broker, finder or consultant, as the case may be, and Landlord or any Landlord Party, as the case may be, then Landlord shall reimburse Tenant for, and hold Tenant harmless against, such loss, cost, liability or claim, including reasonable attorneys' fees and disbursements incurred by Tenant in the investigation or defense of such claim, action or proceeding. Except as set forth in Section 7.13 below, if this Lease is assigned, the assignor and all its predecessors as tenant hereunder (collectively, the "predecessor tenants") shall be and remain fully liable for the due performance and observance of all of the terms and conditions of this Lease to be performed by Tenant throughout the Term and no amendment of this Lease or waiver of, or consent to departure from, any of the terms and conditions of this Lease shall constitute a novation or otherwise release any of the predecessor tenants, provided, however, if any such subsequent amendment made without any such predecessor tenant's consent shall increase the obligations of Tenant hereunder, such predecessor tenant, including, without limitation, Tenant named herein, shall not be liable with respect to such incremental increase. Tenant shall pay to Landlord, promptly upon demand therefor, all reasonable out-of-pocket costs (including, without limitation, reasonable attorneys' fees and disbursements incurred by Landlord in connection with any assignment of this Lease or sublease of the Premises, if Landlord's consent is requested or required therefor).

    7.10. Without limiting anything set forth in Section 7.13 below, the joint and several liability of Tenant and any immediate or remote successor in interest of Tenant and the due performance of the obligations of this Lease on Tenant's part to be performed or observed shall not be discharged, released or impaired in any respect by any agreement or stipulation made by Landlord, or any grantee or assignee of Landlord by way of mortgage or otherwise, extending the time, or modifying any of the obligations, of this Lease, or by any waiver or failure of Landlord or any grantee or assignee of Landlord by way of mortgage or otherwise, to enforce any of the obligations of this Lease.

    7.11. The listing of any name other than that of Tenant, whether on the door of the Premises or the Building directory, if any, or otherwise, shall not operate to vest any right or interest in this Lease or in the Premises, nor shall it be deemed to be the consent of Landlord to any assignment or transfer of this Lease or to any sublease of the Premises or to the use or occupancy thereof by others.

    7.12. If requested by any subtenant, Landlord shall execute and deliver an agreement in recordable form to the effect that, if this Lease shall terminate or be terminated for any reason, Landlord will recognize such subtenant as a direct tenant of Landlord on the same terms and conditions as are contained in its sublease, provided that (a) no event of default shall have occurred under such sublease beyond any applicable grace period, (b) such sublease complies with the terms of this Lease in all respects, (c) such sublease is for at least one (1) full floor, (d) such sublease does not, in Landlord's reasonable judgment, materially increase Landlord's obligations above those set forth herein, materially diminish Landlord's rights hereunder or provide for rent or other monetary obligations to Landlord which are less than those provided herein, (e) such subtenant shall have a net worth, at the time such request is made by Tenant, at least equal to or in excess of the Sublease Rental Factor (as hereinafter defined), and (g) such agreement shall provide that Landlord shall not be (i) liable for any accrued obligation of Tenant or for any act, omission or default of Tenant, (ii) subject to any offsets, claims or defenses which such subtenant might have against Tenant, or (iii) bound by any rent or additional rent which such subtenant might have paid to Tenant more than one month in advance of its due date. As used herein, the term "Sublease Rental Factor" shall mean an amount equal to at least ten (10) times the aggregate of the annual Fixed Rent reserved hereunder plus all of the Additional Rent for the preceding calendar year, in each case, allocable to portion of the Premises that is the subject of the subletting.

    7.13. In the event of an assignment of this Lease by Tenant in accordance with the terms of this Article 7 to an entity having a Material Net Worth (as hereinafter defined) both on the date of Tenant's Notice (if applicable) and on the effective date of the assignment and provided Tenant shall not be in default of any of its obligations hereunder either on the date of Tenant's Notice (if applicable) or on the effective date of the assignment, if such assignee shall have a Material Net Worth, Tenant shall be released from any and all liability hereunder (except with respect to obligations that expressly survive the Expiration Date) accruing from and after the later to occur of (i) the effective date of such assignment and (ii) the date on which Tenant shall satisfactorily establish that such assignee satisfies the Material Net Worth test. The term "Material Net Worth" shall mean (i) in connection with a Reorganization or an assignment pursuant to Section 7.1(d), financial net worth equal to or greater than the product of (a) Two

Hundred Million Dollars ($200,000,000) and (b) the percentage increase, if any, in the Index (as hereinafter defined) from the Index in effect on the Commencement Date to the Index in effect on the date of Tenant's Notice or the effective date of the assignment, as the case may be, as evidenced by documentation reasonably satisfactory to Landlord, and (ii) with respect to any other assignment permitted under this Article 7, financial net worth equal to at least ten (10) times the aggregate of the annual Fixed Rent reserved hereunder plus all of the Additional Rent for the preceding calendar year, in each case, allocable to the portion of the Premises that is the subject of the subletting.

                                    ARTICLE 8

                                    SERVICES

    8.1.  For purposes of this Lease,

          (a) the term "Business Days" shall mean each day of the year excluding only Saturdays, Sundays, the holidays identified on Exhibit E annexed hereto and made a part hereof and any other days which shall hereafter be observed on the same day by both the Federal and the New York State governments as legal holidays, and

          (b) the term "Business Hours" shall mean the hours from 8:00 a.m. to 6:00 p.m. on Business Days.

    8.2. Landlord shall at its cost and expense (except as otherwise provided below) from and after the Rent Commencement Date:

          (a) provide with respect to the Premises on a non-exclusive basis, (i) six (6) passenger elevators during Business Hours and (ii) at least one (1) passenger elevator at all other times; but if the Premises include all of the second (2/nd/) through ninth (9/th/) floors of the Building), Landlord shall provide such passenger elevator service by means of a dedicated elevator bank as shown on the Base Building CDs.

          (b) provide two (2) freight elevators, twenty-four (24) hours a day and seven (7) days a week, on a "first-come, first-served" basis during Business Hours and on a reservation, "first-come, first-served" basis during non-Business Hours, subject to the reasonable requirements of Landlord and other tenants and occupants of the Building. Landlord shall coordinate with Tenant the use of such freight elevator by other tenants and occupants of the Building and Landlord. The freight elevators shall provide service twenty-four (24) hours a day, seven
(7) days a week with respect to the floor(s) where Tenant's Designated Mechanical Space is located. Tenant shall reimburse Landlord for Landlord's actual incremental costs incurred for freight elevator service made available at times other than during Business Hours. Tenant shall not be obligated to pay any Building charge for the first three hundred (300) hours of overtime freight elevator service in connection with Tenant's initial move into the Building, which move may be accomplished over a reasonable period of time; however, Tenant shall reimburse Landlord for any incremental third-party costs incurred by Landlord for such overtime use. During Tenant's initial move into the Building, Landlord shall endeavor to provide Tenant with access to the freight elevator during Business Hours on a scheduled basis. Subject to the provisions of this subsection hereinbefore set forth, at Landlord's option, the elevators shall be operated by automatic control or by manual control, or by a combination of both of such methods. Landlord acknowledges that Tenant intends to have a mail room facility in the Premises, and agrees to provide Tenant with priority access to at least one (1) freight elevator from 6:30 a.m. - 7:30 a.m. Monday through Saturday and for a half-hour interval in the afternoon Monday through Friday, both at no additional charge to Tenant except that Tenant shall reimburse Landlord for any actual costs incurred by Landlord in connection therewith.

          (c) permit Tenant to use the Building loading berths and loading docks on a "first-come, first-served" basis during Business Hours and on a reservation, "first-come, first-served" basis at during non-Business Hours, subject to the reasonable requirements of Landlord and other tenants and occupants of the Building. If, in Landlord's reasonable judgment, supervision is required in connection with Tenant's use during hours other than Business Hours of the Building loading berths and loading docks and Tenant shall fail to engage its own personnel for such supervision, then member(s) of the Building staff shall supervise Tenant's use of the Building loading berths and loading docks and Tenant shall pay Landlord's actual costs for the time of such Building personnel; it being understood and agreed that if Tenant and any other tenant or occupant of the Building shall use the Building loading berths or loading docks during hours other than Building Hours without their own supervising personnel, the costs of same during such other hours shall be equitably apportioned between Tenant and such other tenant or occupant based upon each party's usage during such hours. Landlord acknowledges that Tenant intends to have a mail room facility in the Premises, and agrees to provide Tenant with priority access to at least one (1) loading dock from 6:30 a.m. - 7:30 a.m. Monday through Saturday and for a half hour interval in the afternoon Monday through Friday, both at no additional charge to Tenant except that Tenant shall reimburse Landlord for any actual costs incurred by Landlord in connection therewith.

         (d) (i) maintain and keep in good order and repair the HVAC System installed by Landlord. Landlord, at its expense, shall furnish to the Premises for distribution by Tenant, heating and ventilating and condenser water for air conditioning ("HVAC") as seasonally required in accordance with specifications set forth on Exhibit J annexed hereto and made a part hereof, during Business Hours. Tenant shall keep entirely unobstructed all of the vents, intakes, outlets and grilles, at all times and shall comply with and observe all reasonable regulations and requirements prescribed by Landlord for the proper functioning of the HVAC System. In the event that Tenant shall require HVAC at times other than during Business Hours, Tenant shall give Landlord notice of such requirement by 3:00 p.m. on the day such HVAC is required and, by 3:00 p.m. of the last preceding Business Day if such requirement shall be with respect to a day other than a Business Day, and Landlord shall furnish such service at such times. Tenant agrees to pay Landlord's actual cost (excluding depreciation of Building HVAC equipment) to furnish such HVAC on a cost per ton hour basis, as Additional Rent, provided, however, that if and to the extent Landlord is providing HVAC to any other tenant in the Building during hours other than Business Hours at a lesser (or at no) charge, Tenant shall be entitled to an equally favorable arrangement, and if any other tenants or occupants shall also require HVAC service during such non-Business Hours, then Landlord's costs in connection therewith, to the extent attributable to multiple users, shall be equitably apportioned between Tenant and such other tenants and occupants. Tenant shall have the right, not to be unreasonably exercised, to verify Landlord's calculation of such cost.

         (ii) provide up to 200 tons of supplemental condenser water from the Building condenser water system for up to twenty-four (24) hours a day and seven
(7) days a week (if requested), for Tenant's technology areas and disaster recovery floor in accordance with Exhibit N. Tenant shall pay Landlord's actual cost (excluding depreciation of Building HVAC equipment) to furnish such supplemental condenser water on a cost per ton hour basis, as Additional Rent. Tenant shall have the right, not to be unreasonably exercised, to verify Landlord's calculation of such cost.

         (iii) perform periodic purging of each floor of the Premises of indoor air contaminants on a schedule reasonably determined by Landlord to be consistent with good building management and air quality control practices.

         (iv) provide continuous monitoring (including monthly reports, copies of which shall be provided to Tenant) of the Building ventilation system for carbon monoxide. Said monitoring will be designed to signal an alarm if any toxic levels of carbon monoxide are detected, in which event, the Building manager shall, to the extent permitted by law, cause the building engineer to manually shut down the Building ventilation system or take such action as may be appropriate under the circumstances and, in any event, advise Tenant as to what action has been taken. If in accordance with good building management and air quality control practices, additional monitoring of air quality within the Premises is required, Landlord shall retain an independent testing agency to perform monthly testing for this purpose.

         (e) (i) provide Building standard cleaning and janitorial services for the Premises in accordance with the cleaning specifications annexed hereto as Exhibit F. Any dispute under this Section 8.2(e)(i) shall be resolved by arbitration pursuant to Article 35 hereof. Tenant shall reimburse Landlord for the cost to Landlord of removal from the Premises and the Building of so much of any refuse and rubbish of Tenant as shall exceed that ordinarily accumulated daily in the routine of business office occupancy. If Tenant shall desire any cleaning services beyond those provided in the specifications attached hereto as Exhibit F, Tenant shall arrange the same directly with the cleaning contractor and Landlord shall have no liability therefor.

              (ii) If Landlord is in material default of its obligation to provide the cleaning services required to be provided by Landlord and such default continues after sixty (60) days notice and opportunity to cure, then Tenant, within thirty (30) days after the expiration of such sixty (60) day period, may notify Landlord of its intent to provide its own cleaning services. Tenant's cleaning contractor shall be subject to the approval of Landlord, not to be unreasonably withheld, and shall not cause labor disputes in the Building or the Project. Upon Tenant's assumption of responsibility for cleaning the Premises, Landlord shall have no further obligation hereunder with respect thereto, and Landlord shall make an appropriate adjustment to the Base Year Operating Expenses equal to the incremental cost of cleaning the Premises in the Base Operating Expense Year.

              (iii) If during the Term, Tenant shall believe in good faith that the quality of the performance of the cleaning contractor designated by Landlord to perform cleaning services is not consistent with the quality of cleaning services then being performed by first-class cleaning contractors in comparable first-class office buildings in New York City or can be obtained at a lower cost by Tenant, then Tenant shall have the right to request Landlord to change cleaning contractors. Any disputes regarding this Section 8.2(e)(iii) shall be resolved by arbitration pursuant to Article 35.

              (iv) Landlord shall cause the lobby and other public and common areas of the building to be maintained to the standard of a first-class office building and shall cause the public and common portions of the Building to be exterminated regularly to eliminate infestation by vermin, rodents and roaches, and in addition, whenever there shall be evidence of such infestation in the public portions of the Building.

              (v) Landlord shall cause the exterior of the windows of the Premises to be cleaned four (4) times per year, weather permitting.

              (f) furnish hot and cold water for lavatory and drinking and standard office cleaning purposes. If Tenant requires, uses or consumes water for any other purposes, Landlord may install a meter or meters or use other means to measure Tenant's water consumption for all purposes, and Tenant shall reimburse Landlord for the cost of meter or meters and the installation thereof, and shall pay for the maintenance of said meter and the installation equipment. Tenant shall reimburse Landlord for the cost of all water consumed in excess of water used for lavatory, drinking and standard building office cleaning purposes, as measured by said meter or meters or as otherwise measured, including sewer rents.

              (g) provide (as determined by Landlord in its good faith business judgment but, in any event, consistent with that provided by comparable first-class office buildings located in New York City) security to the common and mechanical areas of the Building and to common areas of the Project (the latter which may be accomplished pursuant to the CAM Agreement), seven (7) days a week, twenty-four (24) hours a day. Attached hereto as Exhibit U are security specifications Tenant specifically requests Landlord to implement or cause to be implemented, which specifications Landlord hereby approves.

              (h) Landlord shall provide Tenant with up to 1000 kw of emergency power for Tenant's sole consumption in accordance with Exhibit J. Tenant shall pay to Landlord as Additional Rent the cost of such power. Further, Tenant shall pay to Landlord as Additional Rent Tenant's share of the cost of operating, maintaining, repairing and testing the emergency generator, subject to equitable apportionment between Tenant and any other users of power from such emergency generator. Tenant shall have the right, not to be unreasonably exercised, to verify Landlord's calculation of such cost.

       8.3.   (a)    Landlord reserves the right without liability to Tenant to interrupt, curtail or suspend the services required to be furnished by Landlord under this Article 8 when the necessity therefore arises by reason of accident, emergency, mechanical breakdown, or when required by any Legal Requirement, or for any other cause beyond the reasonable control of Landlord. If, as a result of (a) any such interruption, curtailment or suspension, for any reason other than the negligence or misuse of Tenant or any person claiming by, through or under Tenant or their respective employees, agents, servants or invitees, or (b) the occupancy by Landlord of any portion of the Premises during the performance of any alterations or repairs, or (c) the failure by Landlord to perform any repairs that it is obligated to perform under this Lease, (i) during the first thirteen (13) months following completion of the Post Delivery Base Building

Work, the Premises or any portion thereof shall be untenantable for a period of greater than one (1) Business Day or (ii) from and after the end of the thirteenth (13th) month following completion of the Post Delivery Base Building Work, the Premises or any portion thereof shall be untenantable for a period of seven (7) consecutive Business Days or ten (10) days in any fifteen (15) day period and Tenant shall not use or occupy the Premises or such portion thereof for the conduct of its business during such period of seven (7) consecutive Business Days or ten (10) days in any fifteen (15) day period, then, the Fixed Rent and the Additional Rent payable pursuant to Article 3 hereof shall be abated or reduced, as the case may be, in the proportion that the untenantable area of the Premises bears to the total area of the Premises, for each day that Tenant shall not be able to occupy the Premises or such portion thereof for the conduct of its business during the period beginning on the date following the end of such period of greater than one (1) Business Day period or such period of seven (7) consecutive Business Days or ten (10) days in any fifteen (15) day period, as the case may be, and terminating on the date that such interruption, curtailment or suspension of service is ended or remedied or such occupancy by Landlord shall be ended or the repair required to be performed by Landlord has been completed, as the case may be, in each instance to the extent reasonably necessary to render the Premises, or such portion thereof, tenantable. Upon cessation of the condition which prevented Landlord from supplying HVAC or any other services provided by the other Building systems or facilities, Landlord shall promptly and diligently pursue the restoration of such HVAC service or other service. Nothing contained in this Section 8.3(a) shall be deemed to limit any rights Tenant may have in the event of a change in circumstances judicially determined to constitute constructive eviction.

              (b) Landlord shall endeavor to coordinate all regularly scheduled maintenance of the major base Building services (e.g., elevator and HVAC) with Tenant. Landlord shall repair critical systems needed for Tenant's use and occupancy by using overtime labor if necessary, provided Tenant shall reimburse Landlord for the actual cost incurred by Landlord for such overtime labor.

       8.4. Landlord will not be required to furnish any other services, except as may otherwise be specified in this Lease.

       8.5. Tenant, at its sole cost and expense, shall cause the Premises to be exterminated, to the extent and as frequently as Landlord reasonably requires and to the reasonable satisfaction of Landlord and shall for such purposes employ exterminators reasonably designated by Landlord. If Tenant shall have dining facilities in the Premises, Tenant shall, on a weekly basis, cause the portion of the Premises on which such dining facilities are located to be exterminated, to the reasonable satisfaction of Landlord and by exterminators designated by Landlord, to keep the Premises free of vermin and rodents. Except as expressly provided herein, however, the foregoing shall not constitute any approval or consent to the use of the Premises for such purposes. If Tenant fails to comply with the foregoing extermination obligations, Landlord, in addition to any other remedies available to it under this Lease or pursuant to law, may furnish such exterminating services and the reasonable cost therefor shall be paid by Tenant within ten (10) Business Days after demand therefor as Additional Rent hereunder.

       8.6.   (a)    If and for so long as Tenant leases the entire second
through ninth (2/nd/-9/th/) floor of the Building, Tenant shall have the right to have a private desk servicing the Premises for security purposes provided that the same shall not result in jurisdictional or other labor disputes. If and for so long as Tenant leases and occupies less than the entire second through ninth (2/nd/-9/th/) floors of the Building, Tenant shall have the right during the Term to (a) have one (1) of its employees or agents sit at a building concierge desk prominently displaying Tenant's name in the lobby of the Building

              (b) Tenant may implement its own reasonable security procedures for its employees and visitors provided that Tenant's procedures for implementing security shall (i) be reasonably approved by Landlord, (ii) be coordinated with Building and Project security procedures and (iii) not interfere with the access to and from floors and areas of the Building not occupied by Tenant (other than to a de minimis extent). Landlord shall use reasonable efforts to cause other tenants and occupants of space in the Building serviced by the same elevators that service the Premises or any portion thereof, if any, to cooperate and observe the procedures promulgated by Tenant with respect to access from the lobby to any shared elevator bank.

              (c) Tenant shall have the right to install security devices as necessary in strategic core areas and common areas of the Building as well as at Building perimeter locations and fire stairs serving the Premises for closed circuit television equipment, subject to Landlord's approval, which approval shall not be unreasonably withheld.

              (d) Tenant shall have the right to install an internal security system tied into the Building's Class E systems.

              (e) Tenant shall have the right to install (or to cause Landlord to install at Tenant's expense) certain duplicate (i.e., view only) monitoring systems so that Tenant shall have the ability to monitor certain Building systems, including, without limitation, the temperature of the chilled or condenser water delivered to the Premises.

                                    ARTICLE 9

                                    BROKERAGE

       9.1. Landlord and Tenant each represents and warrants to the other that it has not dealt with any real estate broker, finder or like agent in connection with this transaction other than Insignia/ESG Inc. and Ascot Brokerage, Ltd. (collectively, the "Brokers"), which Brokers' fees shall be paid by Landlord pursuant to separate brokerage agreements. Tenant shall indemnify and hold Landlord harmless from and against any and all claims for commissions, fees or other costs or compensation by any real estate broker, finder or like agent other than the Brokers who shall claim to have dealt with Tenant in connection with this transaction and for any and all costs incurred by Landlord in connection with such claims, including, without limitation, reasonable attorney's fees and disbursements. Landlord shall indemnify and hold Tenant harmless from and against any and all claims for commissions, fees or other costs or compensation by any real estate broker, finder or like agent who shall claim to have dealt with Landlord in connection with this transaction and for any and all costs incurred by Tenant in connection with such claims, including, without limitation, reasonable attorney's fees and disbursements. This provision shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE 10

                      ACCESS, NAME OF BUILDING AND SIGNAGE

       10.1. (a) (i) Except as otherwise expressly provided in this Lease and except for the space within the inside surfaces of all walls, hung ceilings, floors, windows and doors bounding the Premises, all of the Building, including, without limitation, exterior Building walls, core corridor walls and doors and any core corridor entrance, any terraces or roofs adjacent to the Premises, and any space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof, as well as access thereto through the Premises for the purposes of operation, maintenance, decoration and repair, are reserved to Landlord and persons authorized by Landlord. Notwithstanding the foregoing, Tenant shall have the right at reasonable times after written notice to Landlord to utilize in common with Landlord, the electric closet(s), if any, on each floor of the Premises as well as the existing dampers and the outside air shaft of the Building for the purposes for which they were designed or constructed only and Tenant shall be permitted to install louvers reasonably approved by Landlord for ventilation exhaust purposes at locations in the Building shown on Exhibit G annexed hereto and made a part hereof. Subject to Landlord's prior consent, which consent shall not be unreasonably withheld, and subject to
Article 15 hereof, Tenant shall have the right to penetrate the setback roof with venting and exhaust. Tenant shall have primary use of the telephone electric closets which shall be located in the Premises in such locations as determined by Landlord within thirty (30) days following the Commencement of Construction of the Building and reasonably acceptable to Tenant, provided that other tenants and occupants of the Building may run telephone connections through such telephone closets as long as same does not interfere with or diminish (other than to a de minimis extent) Tenant's use thereof. In addition, at reasonable times after reasonable notice to Landlord Tenant shall be permitted access to (A) such portions of the utility rooms, spaces, shafts and facilities of the mechanical, electrical, telephone, plumbing and other systems in and serving the Building as shall be determined by Landlord within thirty
(30) days following Commencement of Construction of the Building and reasonably acceptable to Tenant, subject to Landlord's (or any other tenant's or occupant's) reasonable scheduling requirements and the Rules and

Regulations, as Tenant may reasonably require for purposes of making any and all installations, repairs, corrections, replacements, alterations or additions to any equipment of Tenant which in any way passes in or through such portions of the Building, including, without limitation, any Pipes, conduits or risers necessary or required for the Antenna and the emergency generator, and (B) upon reasonable notice to Landlord and provided Landlord shall have the right to have a representative present at all times, Tenant's Designated Mechanical Space and Tenant's Designated Roof Space; provided, however, that Tenant shall not materially interfere with Landlord's operation of the Building or with any other tenant's or occupant's use and enjoyment of Premises demised to them or the Building. Notwithstanding anything to the contrary contained herein but subject to the provisions of Article 38, Tenant may not install any equipment in Tenant's Designated Roof Space which is visible from any ground-level common area of the Project or from any street or sidewalk in or in the vicinity of the Project or which requires that the roof or any portion thereof be reinforced to bear additional load.

              (ii) Tenant hereby acknowledges that Landlord may, from time to time, require access through the Premises to mechanical, electrical, telephone, plumbing and other systems, elements, utility rooms, spaces, shafts and facilities serving the Building or other tenants or occupants thereof located in the core of the Building (collectively, "Service Facilities"). Without limiting anything contained in Section 10.1(a)(i) above, and provided that Tenant shall be notified of the location of such Service Facilities, Landlord shall have adequate access to the Service Facilities at reasonable times, upon reasonable advance notice and subject to Tenant's reasonable scheduling requirements, for the purposes of making any and all installations, repairs, corrections, replacements, alterations or additions to any equipment which in any way passes in, through, under or around such Service Facilities, provided, however, that Landlord shall use reasonable efforts to minimize interference with, and Landlord shall not interfere with (other than to a de minimis extent), Tenant's use and enjoyment of the Premises. Tenant will not do or cause to be done anything which would in any way materially restrict or materially impair such access to the Service Facilities. Landlord shall not be responsible for any inconvenience, annoyance or interruption to Tenant's business arising out of or as a result of such access to the Service Facilities except as set forth in
Section 8.3(a) hereof.

              (b) Without limiting Tenant's rights set forth in Article 38 hereof with respect to the Antenna, Tenant shall have the right to utilize for its exclusive use at no additional charge Tenant's Designated Roof Space to install, maintain, operate, repair, replace and remove Tenant's gas-fired domestic water boiler (with respect to the roof) and other mechanical and electrical equipment reasonably approved by Landlord, provided that (and in the event Tenant makes or causes to be made such installations, Tenant hereby covenants and agrees that): (i) such installations are performed in accordance with all Legal Requirements and in compliance with the terms of Article 15 of this Lease relating to Tenant Changes, (ii) Tenant shall indemnify and hold Landlord harmless from any liability, cost or expense (including reasonable attorneys' fees and disbursements) connected therewith or arising therefrom of any nature whatsoever, including, without limitation, any reasonable capital expenses incurred by Landlord in preparing the roof for Tenant's installations;
(iii) Tenant shall promptly repair any damage caused to the roof or any other portion of the Building by reason of such installation including, without limitation, any repairs, restorations, maintenance, renewals or replacements of the roof necessitated or caused by such installations, (iv) subject to Section 15.1(c), Tenant shall remove such installation to the extent the same constitute Special Tenant Changes or Special Initial Work and repair any resulting damage to the Building and restore the roof and the Building to the condition which existed prior to any such installation, ordinary wear and tear and damage by casualty excepted, all at or prior to the expiration of the Term, at Tenant's sole cost and expense, (v) Tenant shall obtain any additional insurance coverage with respect to such installations for the benefit of Landlord in such amount and of such type as Landlord may reasonably require and is customarily obtained for owners of office buildings in the City for similar type installations, (vi) Tenant's Designated Roof Space shall be used only in connection with Tenant's, Tenant's Affiliates' and Tenant's permitted assignees', occupants' and subtenants' normal business activities and (vii) if Landlord's structural engineer shall reasonably deem it advisable that there be structural reinforcement of the roof of the Building in connection with any such installation because the load on the roof exceeds forty (40) pounds per square foot, Landlord shall Perform same at Tenant's cost and expense and Tenant shall not perform any such installation Prior to the completion of any such structural reinforcement.

              (c) Tenant shall have the right to utilize for its exclusive use at no additional charge Tenant's Designated Mechanical Space to install, maintain, operate, repair, rePlace and remove Tenant's mechanical and electrical equipment and appurtenances reasonably approved by Landlord, provided that (and in the event Tenant makes or causes to be made such installations, Tenant hereby covenants and agrees that): (i) such installations are performed in accordance with all Legal Requirements and in compliance with the terms of Article 15 of this Lease relating to Tenant Changes, (ii) Tenant shall indemnify and hold Landlord harmless from any liability, cost or expense (including reasonable attorneys' fees and disbursements) connected therewith or arising therefrom of any nature whatsoever, including, without limitation, any capital expenses incurred by Landlord in preparing the roof for Tenant's installations; (iii) Subject to
Section 15.1(c), Tenant shall promptly repair any damage caused to the mechanical rooms or any other portion of the Building by reason of such installation, (iv) Tenant shall remove such installation to the extent the same constitute Special Tenant Changes or Special Initial Work and repair any resulting damage to the Building and restore the Building to the condition which existed prior to any such installation, ordinary wear and tear and damage by casualty excepted, all at or prior to the expiration of the Term, at Tenant's sole cost and expense, (v) Tenant shall obtain any additional insurance coverage with respect to such installations for the benefit of Landlord in such amount and of such type as Landlord may reasonably require and is customarily obtained for owners of office buildings in the City for similar type installations, (vi) Tenant's Designated Mechanical Space shall be used only in connection with Tenant's, Tenant's Affiliates' and Tenant's permitted assignees', occupants' and subtenants' normal business activities and (vii) if Landlord's structural engineer shall reasonably deem it advisable that there be structural reinforcement of the floor of any such Tenant's Designated Mechanical Space in connection with any such installation because the load on such floor exceeds one hundred fifty (150) pounds per square foot, Landlord shall perform same at Tenant's cost and expense and Tenant shall not perform any such installation prior to the completion of any such structural reinforcement.

              (d) Landlord shall make available to Tenant, at no additional charge, shaft space in the Building in locations to be determined by Landlord within thirty (30) days following Commencement of Construction of the Building and reasonably acceptable to Tenant. The space used by Tenant within such shafts shall not exceed Tenant's Proportionate Operating Expense Share of the available space within such shafts. In addition, Tenant's use of such shafts shall be subject to such conditions, restrictions and requirements as Landlord may reasonably impose, including, without limitation, requirements regarding non-interference with other tenants. Upon request and subject to such conditions, restrictions and requirements as Landlord may reasonably impose, including, without limitation, requirements regarding non-interference with other tenants, Tenant shall be granted reasonable access to Tenant's shaft space where such access is reasonably necessary in order to permit Tenant to install and maintain wires, cables, conduits or equipment therein.

              (e) Subject to Legal Requirements and Insurance Requirements, Tenant shall have the right (i) to use the fire stairs connecting the floors of the Premises as convenience stairs and (ii) to upgrade the finishes in the portions of the fire stairs connecting the floors of the Premises, at its sole cost and expense.

       10.2. Landlord reserves the right, and Tenant shall permit Landlord and persons authorized by Landlord, to install, erect, use and maintain pipes, ducts and conduits in and through the Premises, provided the installation and/or erection of such pipes, ducts and conduits are concealed within the walls, floor or ceiling and provided, further, the same does not (a) diminish the rentable area of the Premises other than to a de minimis extent, or (b) diminish the services to be furnished by Landlord to Tenant pursuant to this Lease other than on a temporary basis.

       10.3. (a) Subject to Section 10.3(b) below, Landlord and persons authorized by Landlord shall have the right to enter and/or pass through the Premises at reasonable times upon reasonable prior notice to Tenant (a) to examine the Premises and to show them to actual and prospective Superior Lessors, Mortgagees or prospective purchasers, mortgagees or lessees of the Building, and during the last year of the Term, prospective tenants, (b) to make such repairs, alterations, additions and improvements in or to the Premises and/or in or to the Building or its facilities and equipment as Landlord or persons authorized by Landlord is or are required to make in connection with the operation of a first-class building or which are otherwise required or permitted under the terms of this Lease, and (c) to read any utility meters located therein; provided that Landlord shall use reasonable efforts to minimize interference with Tenant's use and enjoyment of the Premises. If any repairs, alterations, additions or improvements in or to the Premises and/or in or to the Building or its facilities and equipment shall (i) pose an immediate health or safety hazard, (ii) materially affect or limit Tenant's access to the Premises, or (iii) materially prevent Tenant's use and enjoyment of any portion of the Premises comprised of more than five hundred (500) rentable square feet, then Landlord shall promptly and diligently perform same and employ labor at overtime or premium pay rates, if necessary, to perform same.

              (c) Tenant shall have the right to have a representative accompany Landlord (and persons authorized by Landlord) during any entry into the Premises. Tenant agrees to have such representative present during Business Hours on Business Days provided Landlord shall give reasonable advance notice of the time it desires access. In addition, Tenant shall keep the Building manager's office advised of the name and telephone number of the person or agency to be notified on behalf of Tenant in the event of any emergency and shall provide such a representative at all times of the day and night. If such representative shall not be provided at any time after reasonable notice when access to the Premises shall be required or if in the event of an emergency after reasonable efforts to contact a representative Landlord shall be unable to do so, Landlord shall nevertheless have the right to enter the Premises. Landlord shall have no liability to Tenant for any failure of Landlord to perform any of its obligations hereunder by reason of Landlord's inability to enter the Premises. Landlord agrees that it shall use reasonable efforts to keep any information obtained by it or its agents during such entry confidential and shall use reasonable efforts to prevent the disclosure of the same. Notwithstanding the foregoing, Tenant shall coordinate cleaning personnel supervision issues directly with the Building cleaning contractor and Landlord shall have no notice obligations with respect thereto or liability therefor.

       10.4. If at any time any windows of the Premises are either temporarily darkened or obstructed by reason of any repairs, improvements, maintenance and/or cleaning in or about the Building (or permanently darkened or obstructed if required by law) or covered by any translucent material for the purpose of energy conservation, or if any part of the Building, other than the Premises, is temporarily closed or inoperable, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this Lease except as otherwise set forth herein, provided that Landlord shall perform any repairs required to remedy any such temporary darkening, obstruction, closure or inoperability to the extent required pursuant to Article 19 hereof and in accordance with the provisions of this Article 10. With respect to any covering of windows of the Premises with translucent material as aforesaid, Landlord shall consult with Tenant to the extent reasonably practicable under the circumstances and shall perform any such covering in a manner consistent with the remaining portion of the facade of the Building. If the windows in the Premises are temporarily darkened or obstructed, Landlord shall use reasonable efforts to perform such repairs promptly and in such manner so as to minimize interference with Tenant's use and occupancy of the Premises.

       10.5. Landlord reserves the right, at any time without it being deemed a constructive eviction and without incurring any liability to Tenant therefor, or affecting or reducing any of Tenant's covenants and obligations hereunder, to make or permit to be made such changes, alterations, additions and improvements in or to the Building (including the Premises, subject to the terms hereof) and the fixtures and equipment thereof, as well as in or to the street entrances, doors, halls, passages, elevators, escalators and stairways thereof, and other public parts of the Building, as Landlord or persons authorized by Landlord is or are required to make in connection with the operation of a first-class building or which are otherwise required or permitted under the terms of this Lease, provided that such changes, alterations, additions and improvements shall not (a) materially affect or limit Tenant's use and enjoyment of the Premises or Tenant's access thereto or (b) diminish the tenantable area of the Premises (other than to a de minimis extent) or (c) diminish the services to be furnished by Landlord to Tenant pursuant to the other sections of this Lease other than on a temporary basis or (d) materially affect the appearance of the Building as a first class office building.

       10.6. Neither this Lease nor any use by Tenant shall give Tenant any easement or other right in or to the use of any door or any passage or any concourse or any plaza connecting the Building with any subway or any other building or to any public conveniences, and the use of such doors, passages, concourses, plazas and conveniences may without notice to Tenant, be regulated or discontinued at any time by Landlord.

       10.7. If Tenant shall not be personally present to open and permit an entry into the Premises at any time when for any reason, entry therein shall be urgently necessary by reason of fire or other emergency, Landlord or Landlord's agents may forcibly enter the same without rendering Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property) and without in any manner affecting the obligations and covenants of this Lease, provided, however, that Landlord shall use reasonable efforts to notify Tenant's representative provided for in Section 10.3 hereof where circumstances reasonably allow.

     10.8. (a) Except as expressly provided in this Section 10.8, Tenant shall not have the right to place any signage in, on, or on top of the Building. Subject to compliance with Legal Requirements (without any representation by Landlord that any of the following comply with any such Legal Requirements) and subject to the Building and Project signage criteria annexed hereto as Exhibit L and made a part hereof, Tenant shall be afforded from and after the date hereof, the right to have signs bearing the name (or any variation or abbreviation of such name) of Tenant or (i) with respect to the locations on the exterior of the Building excluding the top of the Building, any Affiliate who occupies all or any portion of the Premises in accordance with this Lease and (ii) with respect to the top of the Building, any Affiliate who occupies at least two hundred fifty thousand (250,000) square feet in the Building; and/or, in any such case, the logo thereof placed in one or more of the locations, on the exterior (but not including the top) of the Building as shown on Exhibit L, provided that to the extent any such signage to be located in the Building lobby does not comply with the signage criteria set forth on Exhibit L, Landlord shall not unreasonably withhold its approval of changes in the design, size, materials, coloring, lettering and exact location of such signage. Tenant may modify its signs installed in and on the Building at any time and from time to time subject to compliance with Legal Requirements and the criteria set forth on Exhibit L, provided, however, that Landlord shall not unreasonably withhold its consent to modifications in the design, size, materials, coloring, lettering and exact location of Tenant's signage if the same do not comply with Exhibit L. The relative size and placement of signage in the lobby by any other tenants in the Building shall be harmonious and otherwise appropriate as determined by Landlord in its good business judgment, it being agreed that if and for so long as Tenant (or any assignee or sublessee permitted pursuant to Section 7.1) occupies at least two hundred fifty thousand (250,000) square feet in the Building, then no other tenant shall be permitted to have any signage in the lobby that is larger than Tenant's lobby signage.

           (b) If Tenant assigns this Lease or sublets the Premises in connection with a transaction of the nature described in Section 7.1(b) or (c) hereof, Tenant shall have the right, in connection with such assignment, to assign its rights under this Section 10.8 to such assignee or sublessee (and such assignee or sublessee shall have the right, at its expense, to substitute signs bearing its name or corporate identity, or any variation or abbreviation of such name, for those of Tenant erected pursuant to this Section 10.8 in the location(s) shown on Exhibit L and consistent with the signage criteria contained in Exhibit L), provided that (i) in no event shall any entity or Person primarily engaged in the development, ownership, management, operation, syndication, acquisition, financing or sale of real estate have a right to substitute any signs bearing its name or identity for those of Tenant and (ii) such signage shall be appropriate and subject to Landlord's prior approval, which approval shall not be unreasonably withheld.

           (c) Provided no Event of Default is then occurring and provide Tenant is then occupying at least twenty-five percent (25%) of the Building, Landlord shall not install or permit (i) any other health insurance company that competes directly with Tenant (ii) or any tenant in the Building demising less than one hundred thousand (100,000) rentable square feet, to install any signs or plaques of identification on the exterior of the Building or any public areas of the Land and/or the Building, without the prior consent of Tenant, which consent shall not be unreasonably withheld.

     10.9. Subject to Building and Project security procedures and regulations in the event of emergencies, Tenant shall have access to the Premises twenty-four (24) hours a day, seven (7) days a week

                                   ARTICLE 11

                                   EXCULPATION

     11.1. Tenant shall look solely to the estate and property of Landlord in the Land and Building for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by

Landlord hereunder, and no other property or assets of any Landlord Parties shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord or Tenant hereunder or Tenant's use or occupancy of the Premises.

     11.2. Tenant acknowledges and agrees that in the event of any transfer or transfers of title to the Building or of Landlord's interest in a lease of the Building or such portion of the Building, the transferor shall be and hereby is relieved and freed of all obligations of Landlord under this Lease accruing after such transfer, provided that such transferee shall assume such obligations (subject to the limitations set forth in Section 11.1).

                                   ARTICLE 12

                           SUBMISSION TO JURISDICTION

     12.1. This Lease shall be deemed to have been made in Kings County, New York, and shall be construed in accordance with the laws of the State of New York. All actions or proceedings relating, directly or indirectly, to this Lease shall be litigated only in courts located within the County of New York, except that any summary proceeding to recover possession of the Premises shall be litigated in the County of Kings. Tenant, any guarantor of the performance of its obligations hereunder ("Guarantor") and their respective successors and assigns hereby irrevocably submit to the jurisdiction of any state or federal court located within such county.

                                   ARTICLE 13

                      CONDITION OF THE PREMISES; BUILDING;
                            CERTIFICATES OF OCCUPANCY

     13.1. Tenant acknowledges and agrees that, except for the Base Building Work, Landlord shall not be obligated to do any work to prepare the Premises for Tenant's occupancy. Tenant further acknowledges that neither Landlord nor any agent of Landlord has made any representation or promise in regard to the condition of the Premises except as otherwise expressly set forth herein. The taking of possession of the Premises by Tenant shall be conclusive evidence against Tenant that the Premises and, except as expressly set forth herein, the portion of the Building necessary for occupancy of the Premises, were in good and satisfactory condition at the time such possession was taken, provided, however, nothing contained herein shall release or relieve Landlord of its obligation to perform the Base Building Work or to perform and complete any of its other obligations expressly set forth in this Lease, including, without limitation, Landlord's obligation pursuant to Section 19.2(c) to repair latent defects for twelve (12) months from the Rent Commencement Date (or a longer period if and to the extent Landlord is covered for such cost under a warranty).

     13.2. Landlord, at its expense (subject to recoupment pursuant to Article
3), shall keep any temporary certificate of occupancy required to be obtained with respect to the core and shell of the Building in effect following issuance of the same unless same is impracticable as a result of or in connection with any act or omission of Tenant or any Tenant Party. Landlord shall, at its expense (subject to recoupment pursuant to Article 3), obtain and keep in effect, permanent certificates of occupancy required with respect to the core and shell of the Building, and Landlord shall use reasonable efforts to obtain same in a reasonably prompt manner unless same is impracticable as a result of or in connection with any act or omission of Tenant or any Tenant's Party.

     13.3. Upon completion of the Base Building Work, Landlord shall certify to Tenant that to the best of Landlord's knowledge, the Base Building Work has been completed (i) substantially consistent with the Base Building CDs (as the same may have been modified by Change Orders, shop drawings and field changes) and
(ii) in compliance with all applicable Legal Requirements.

                                   ARTICLE 14

                            RESTRICTIONS ON LANDLORD

         14.1. (a) Landlord shall not, without the consent of Tenant, lease any office space in the Building to any federal, state or municipal agency, other than for executive uses and uses incidental thereto which do not predominantly involve direct patronage of the general public, unless the access of the general public is through the elevators of the Building which do not service the Premises. Notwithstanding the foregoing, Tenant hereby expressly approves any lease of space in the Building to, or other occupancy agreement with, any of the agencies on the list annexed hereto as Exhibit M and made a part hereof for the uses specified therein.

         (b) If and for so long this Lease shall be in full force and effect, Landlord shall not lease any retail space in the Building to (i) offices of a foreign country; employment agency or center; medical or psychiatric office or medial care clinic; nightclub or fraternal organization; manufacturing, repair or warehouse center; testing, medical, chemical or biologica1 laboratory; check cashing facility; pool hall or skating rink; funeral parlor; massage parlor; pornography or adult book or video store; amusement center or game room; auction house; flea market; rifle range, gambling facility or casino or OTB; "head shop;" pawn shop; dry cleaners; photo processor; video arcade or other video game retailer; a non-name brand outlet, warehouse, close-out, bargain or any other form of "deep discount" store; or (ii) any health insurance company that competes directly with Tenant.

                                   ARTICLE 15

                                 TENANT CHANGES

         15.1. General.

               (a)   Tenant Change.

               (i) Tenant shall not make any change, alteration, installation, addition or improvement in or to the Premises (a "Tenant Change") other than a Permitted Change (as hereinafter defined) without the prior written consent of Landlord, which consent (subject to the terms of this Article 15) shall not be unreasonably withheld. If Tenant desires to perform Tenant Changes, Tenant shall give Landlord not less than ten (10) Business Days notice of its intention to make such Tenant Changes. If Landlord reasonably requires any additional information or clarification and so notifies Tenant within such ten (10) Business Day period (or within five (5) Business Days from Landlord's receipt of Tenant's resubmission of Final Working Drawings, in the case of resubmission of Final Working Drawings), Tenant shall promptly provide such additional information or clarification, as the case may be, it being understood and agreed that Landlord shall request any such additional information or clarification in good faith. If Landlord shall fail to respond to Tenant's request for a Tenant Change within ten (10) Business Days after receiving such request (or within five (5) Business Days from Landlord's receipt of Tenant's resubmission of Final Working Drawings, in the case of resubmission of Final Working Drawings), or if Landlord has requested additional information or clarification from Tenant as hereinabove provided, within ten (10) Business Days after receipt by Landlord of such additional information or clarification, (or within five (5) Business Days from Landlord's receipt of Tenant's resubmission of Final Working Drawings, in the case of resubmission of Final Working Drawings) then such failure to respond shall be deemed to mean that Landlord has approved such Tenant Change. If Landlord disapproves any such Tenant Change, Landlord shall include a reasonably detailed explanation for its disapproval.

               (ii) "Material Tenant Changes" shall mean Tenant Changes (A) which cost greater than or equal to One Hundred Thousand Dollars ($100,000) and require permits or filings, or (B) which adversely affect the Building exterior, the mechanical, electrical, sanitary or other Building systems, the structure of the Building, the Building parking garage, or the public, common or mechanical areas of the Building, or (C) which violate the Ground Lease. All Tenant Changes other than Material Changes are hereinafter referred to as "Permitted Tenant Changes."

               (iii) Additional provisions applicable to the Tenant Changes constituting the initial fitting out of the Premises for Tenant's occupancy (the "Tenant Initial Work") are set forth in Article 16.

               (b) Consent to Tenant Changes. Landlord's consent shall not be required for Permitted Tenant Changes. Landlord's consent shall not be unreasonably withheld for any

Material Tenant Change (including, without limitation, structural changes to accommodate internal stairways, slab reinforcing and raised ceilings).

           (c) All Tenant Changes (excluding, however, any Tenant's Property), upon the expiration or earlier termination of the Term, shall become and shall remain the property of Landlord but, subject to the terms of this Lease, may be removed by Tenant if Tenant so elects. Tenant shall not be required to remove any Tenant Changes other than those Tenant Changes constituting Special Initial Work (as hereinafter defined) and Tenant Changes consisting of kitchens, raised computer floors, vaults, internal staircases, dumbwaiters, pneumatic tubes, vertical and horizontal transportation systems, the Antenna or any other Tenant Changes of a similar character ("Special Tenant Changes") except notwithstanding the foregoing, Tenant shall have no obligation to remove raised computer floors or internal staircases or any Special Tenant Changes that are part of Tenant's Initial Work. Tenant may, during the last six (6) months of the Term but in no event later than sixty (60) days prior to the Expiration Date or the earlier termination of this Lease, request that Landlord identify those Special Tenant Changes (and Special Initial Work) which Tenant will be required to remove upon the expiration or earlier termination of the Term and Landlord shall respond to such request within fifteen (15) days. Upon the expiration or earlier termination of the Term, Tenant shall remove all such Special Tenant Changes (and Special Initial Work) so identified by Landlord at Tenant's sole cost and expense. Prior to performing any Special Tenant Changes, Tenant shall have the right to request Landlord to determine whether Landlord will, in fact, enforce Tenant's removal obligations set forth herein with respect thereto, and, if and to the extent Landlord responds that it will waive such removal obligation, then Tenant shall be relieved of any obligation to remove such Special Tenant Changes at the end of the Term.

     15.2. Submission of Plans.

           (a)  General

           (i) At the time Tenant requests Landlord's written consent to a Tenant Change, Tenant shall submit to Landlord complete and coordinated architectural, mechanical and electrical and, to the extent applicable, plumbing, sprinkler and signage plans and specifications therefor (collectively, "Final Working Drawings"). All Final Working Drawings shall be on a scale of 1/8" = 1 foot; all detail drawings shall be on a scale of 1/4" = 1 foot or larger or as otherwise required to reasonably transmit the intent of the plans. All Final Working Drawings shall be prepared at Tenant's expense by Tenant's Architect (as hereinafter defined). In each case, Tenant shall submit three (3) sets of blueprints and one (1) set of reproducible drawings, marked final for pricing and construction. As used herein, the term "Tenant's Architect" shall mean (i) any licensed architect or engineer reasonably approved by Landlord, or any licensed architect or engineer in Tenant's in-house interior design department.

          (ii) If in connection with any proposed Tenant Change requiring Landlord's consent, Landlord submits Tenant's Final Working Drawings to Landlord's Engineer (as hereinafter defined), and provided that Landlord does not have in-house capability (as opposed to capacity) comparable to the third-party capability (as opposed to capacity) of Landlord's Engineer, Tenant shall reimburse Landlord for the reasonable fees and expenses of Landlord's Engineer as Additional Rent. In addition, Tenant shall reimburse Landlord for the reasonable costs and expenses of Landlord's Engineer for reviewing Final Working Drawings, if and to the extent the Final Working Drawings reflect (A) structural changes above and beyond standard office installations, including without limitation structural reinforcement or alterations needed for high density filing, communicating stairwells, or loading for mechanical equipment, or (B) Special Tenant Changes or Special Initial Work. As used herein, the term "Landlord's Engineer" shall mean The Thornton-Tomasetti Group, Inc. or such other architect, engineer, expeditor or code consultant licensed to practice in the State of New York as Landlord shall reasonably require given the nature of the proposed Tenant Change.

          (iii) Landlord's approval of Tenant's Final Working Drawings shall not constitute Landlord's representation that the same comply with Legal Requirements or Insurance Requirements or that the same are adequate or suitable for the work intended and in no event shall Landlord have any liability or responsibility for Tenant's Final Working Drawings. Tenant agrees that notwithstanding that Landlord's approval is not required for Permitted Changes, Tenant shall nevertheless notify Landlord, at least five (5) Business Days prior to the performance of any Permitted Change, and to the extent Final Working Drawings (or any other drawings) exist with respect to such permitted changes, Tenant shall submit the most detailed of such drawings to Landlord together with such notice.

            (b) Tenant's Architect. Tenant shall pay the fees and expenses of Tenant's Architect and any other architect, engineer, designer or architectural engineering or design firm or consultant acting for or on behalf of Tenant and such persons shall be deemed to be agents of Tenant.

            (c) As - Built Plans. Within ninety (90) days after the substantial completion (as hereinafter defined) of any Permitted Tenant Change, Tenant shall submit to Landlord two (2) complete sets of (i) "as-built" plans having the same scale as the Final Working Drawings, including detail drawings, or (ii) the Final Working Drawings marked to reflect field notes and changes. Within one hundred eighty (180) days after the substantial completion of any Material Tenant Change, Tenant shall submit to Landlord two (2) complete sets of "as-built" Plans as aforesaid.

     15.3. Contractors. In making any Tenant Change, Tenant shall use only contractors and subcontractors approved by Landlord therefor, which approval by Landlord shall not be unreasonably withheld provided that Tenant's contractors and subcontractors would not violate Landlord's union contracts. At the time Tenant requests Landlord's written consent to a Material Change, or at least five (5) Business Days prior to making any such Permitted Change, Tenant shall submit to Landlord for Landlord's approval a list of the contractors and subcontractors who will perform such Tenant Change. Notwithstanding the foregoing, the contractors and subcontractors listed on Exhibit O annexed hereto and made a part hereof (the "Approved List.") have been approved by Landlord. Reputable contractors and subcontractors may be added to the Approved List, or substituted for contractors and subcontractors currently listed thereon, upon mutual agreement of Landlord and Tenant.

     15.4.  Permits.

            (a) Prior to the commencement of any Tenant Change, Tenant shall obtain and furnish to Landlord all Permits and shall obtain, execute, file and furnish to Landlord, copies of all applicable data sheets, filings and other similar documentation required by Legal Requirements or the Construction Rules and Regulations (as hereinafter defined). Tenant's Architect shall prepare any applications and plans required to obtain the Permits. All such applications and plans shall be subject to Landlord's reasonable approval prior to the submission thereof to any governmental agency, provided however, (i) that any such applications and plans shall be approved by Landlord provided they are complete and correct in all material respects and otherwise consistent with the documentation and materials submitted to Landlord, and (ii) as an accommodation to Tenant, Landlord agrees to execute such applications prior to final review in order to expedite Tenant's permitting process, subject, however, to Landlord's right to require changes to such applications upon final review. Copies of all Permits (if any) and one set of Final Working Drawings (to the extent the same exist) shall be kept at the Premises at all times during the performance of each Tenant Change. Landlord shall reasonably cooperate with Tenant with respect to obtaining Permits, including executing (in accordance with the provisions of this Section 15.4(a)) and filing all documentation necessary or required in connection therewith, and Tenant shall reimburse Landlord for the reasonable fees and expenses of Landlord's Engineer in connection therewith as Additional Rent. Landlord's execution of Permit applications shall not constitute Landlord's representation that the same comply with Legal Requirements or Insurance Requirements or are suitable for the work intended, and Landlord shall have no liability therefor.

            (b) Promptly after completion of any Tenant Change, Tenant, at its expense, shall diligently obtain and furnish to Landlord all final governmental approvals, licenses, "sign-offs" and certificates with respect thereto. To the extent any Tenant Change affects any life-safety system of the Building and without limiting the foregoing, Tenant shall obtain and furnish to Landlord all final governmental approvals, licenses, "sign-offs" and certificates with respect thereto prior to taking occupancy of the portion of the Premises affected thereby.

     15.5. Insurance. Prior to the commencement of any Tenant Change, Tenant shall furnish to Landlord evidence that Tenant and each of its contractors and subcontractors have complied with the requirements of Article 17.

     15.6. Performance of the Work.

          (a) Prior to the commencement of any Tenant Change (other than painting, carpeting, wall covering and similar minor decorative changes), Tenant, at its expense, shall on Business Days during Business Hours require Tenant's general contractor and all subcontractors to verify on-site dimensions and existing conditions and to attend a pre-construction meeting with Landlord's construction or building manager to determine suitable access routes to the Premises, designated loading, unloading and storage areas for materials, working hours, temporary utilities, safety precautions and procedures, rubbish removal and scheduling procedures.

          (b) Tenant shall cause such Tenant Change to be performed (i) in compliance with all Legal Requirements and Insurance Requirements and in compliance with Landlord's Construction Rules and Regulations, (ii) in such manner as not to unreasonably interfere with or delay, or impose any additional expense upon Landlord in the maintenance or operation of the Building (unless Tenant shall agree to reimburse Landlord for such expense) and so as not to cause labor problems in the Building, (iii) with diligence and continuity to completion, and (iv) substantially in accordance with the Final Working Drawings submitted to and approved by Landlord. Landlord shall be under no obligation to coordinate Tenant's work or prepare the Premises therefor and Landlord shall have no liability with respect to the installation thereof. Subject to the Construction Rules and Regulations with respect to the manner of performance of such Tenant Changes, Tenant shall be permitted to perform Tenant Changes during Business Hours and at all other times, provided that Tenant shall furnish Landlord with reasonable advance notice of the performance of any such Tenant Change. In the case of any conflict or inconsistency between the provisions of this Lease and any of the Construction Rules and Regulations, the provisions of this Lease shall control.

          (c) If the connection of any utilities, fittings or fixtures of Tenant shall require a temporary shut-down of any Building system or service or shall interfere with Building operations or the use of any other portion of the Building, then the same shall be coordinated with Landlord and shall be performed only with Landlord's prior consent, which consent shall not be unreasonably withheld. Tenant shall, at its expense, perform the connection work other than with respect to the fire alarm and life safety systems. Landlord, at Tenant's reasonable expense, shall perform such shut-down work itself or have such work performed by third-party contractors at commercially reasonable rates.

          (d) If by reason of the performance of any Tenant Change any work stoppage or labor disruption or dispute shall occur at or affecting the Building (other than any work stoppage or labor disruption or dispute affecting only the Premises), Landlord and Tenant shall mutually cooperate to remedy the same, provided that Tenant shall cease the performance of such Tenant Change during the continuance of such work stoppage or labor disruption or dispute (unless such work stoppage or labor disruption or dispute affects only the Premises). Landlord agrees to use reasonable efforts to enforce provisions contained in other leases of space at the Building which are similar to the provisions of the preceding sentence in a uniform manner and Landlord shall not enforce the provisions of this subparagraph in a manner which discriminates against Tenant. If by reason of the performance of any Tenant Change there shall be any material interference with the use and enjoyment of the Premises demised to any other tenant or occupant in the Building or if the Premises or the Building (or any work or installations in either) shall be damaged or if the performance of such Tenant Change shall otherwise interfere with the use or occupancy of any part of the Building, Tenant shall upon Landlord's request remedy or remove the condition or conditions complained of. Notwithstanding anything to the contrary contained in this Section 15.6(d), Landlord and Tenant agree that if in connection with Tenant's initial move into the Building any work stoppage or labor disruption or dispute shall occur at or affecting the Building, Tenant shall not be required to cease such initial move into the Building provided that
(i) Tenant shall cause such move to be completed as expeditiously as possible, and (ii) Landlord and Tenant shall mutually cooperate to remedy such work stoppage or labor disruption or dispute.

     15.7 Payment for the Work

          (a) If Empire HealthChoice d/b/a Empire Blue Cross Blue Shield (or any successor thereto) and its Affiliates shall at any time have net worth less than ten (10) times the cost of any Tenant Change, Landlord may require Tenant, if the change is a Material Tenant

Change and if reasonable under the circumstances, to obtain and furnish to Landlord (or require Tenant's general contractor to obtain and furnish to Landlord) a performance and payment bond satisfactory to Landlord naming Tenant and Landlord as their interests may appear; it being understood and agreed, however, that Tenant (and Tenant's general contractor) shall have no obligation to obtain and furnish to Landlord a payment and performance bond in connection with the Tenant Initial Work. Notwithstanding the foregoing, all other tenants and occupants of all or any portion of the Premises other than Empire HealthChoice d/b/a Empire blue Cross/Blue Shield (or any successor thereto) and its Affiliates shall be required, if reasonable under the circumstances, prior to the commencement of any Material Tenant Change, to obtain and furnish to Landlord (or to require their general contractor to obtain and furnish to Landlord) a performance and payment bond as aforesaid.

               (b) Any mechanic's lien filed against the Building for work claimed to have been done for, or materials claimed to have been furnished to, Tenant, any Affiliate or subtenant of Tenant, or any other Person acting by or under any of the foregoing shall be discharged by Tenant within thirty (30) days after Tenant shall have received notice thereof. If Tenant shall fail to discharge any mechanic's lien within such thirty (30) day period as aforesaid, Landlord may, but shall not be obligated to, discharge the mechanic's lien by bond, payment or otherwise and the cost of the discharge will be paid by Tenant to Landlord as Additional Rent upon receipt of Landlord's invoice therefor.

         15.8. Violations. In the event any notice of violation is placed against the Building arising out of any Tenant Change, Tenant shall cure such violation within ten (10) Business Days after notice thereof or if such violation is of such a nature that it cannot be cured within said ten (10) Business Day period, Tenant shall commence the curing of said violation within said ten (10) Business Day period and shall thereafter diligently prosecute to completion all steps necessary to cure such violation, but in any event within sixty (60) days. If Tenant shall be unable to cure such violation as aforesaid, Landlord may, but shall not be obligated to, cure the violation by whatever action Landlord reasonably deems to be necessary, including the removal of all or any part of the Tenant Change, and the cost of the action taken by Landlord to cure such violation shall be paid by Tenant to Landlord as Additional Rent within ten (10) days of Landlord's demand therefor.

         15.9. Landlord's Costs. Subject to the provisions of Section 15.2(a), all reasonable third-party costs incurred by Landlord in connection with any Tenant Change, including but not limited to review of Final Working Drawings, inspections (but only to the extent Landlord would be entitled pursuant to Section 15.2(a) to reimbursement for the reasonable fees and expenses of Landlord's Engineer for reviewing Final Working Drawings for the work to be inspected), rubbish removal, third party architects and engineers and other labor (including charges of any of Landlord's Affiliates), electricity, steam, water, fire protection, security, insurance and similar general conditions items shall be paid by Tenant as Additional Rent within ten (10) days after Landlord's demand therefor. Notwithstanding anything to the contrary in this Section 15.9, Landlord shall not charge any "tap-in" or "tie-in" fees, (or any similar fees) in connection with Class E systems, supplemental air conditioning, sprinklers or other mechanical, electrical or plumbing systems in connection with Tenant Changes or the Tenant Initial Work, nor shall Landlord charge Tenant any supervisory or administrative fees or surcharges in connection with Tenant Changes or the Tenant Initial Work. Landlord shall not be entitled to reimbursement for costs paid to third parties for services that Landlord could have used in-house personnel to handle, without regard to whether the workload of such in-house personnel would have accommodated such additional tasks at the time.

                                   ARTICLE 16

                    BASE BUILDING WORK; TENANT INITIAL WORK.


         Landlord shall construct the Base Building Work and Tenant shall construct the Tenant Initial Work as hereinafter set forth in this Article 16. The Base Building Work shall be constructed in accordance with the Base Building CD's and any Change Orders. The Tenant Initial Work shall be constructed in accordance with the approved Final Working Drawings therefor.

         16.1. Delivery of Base Building Work.

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

                 (a) Commencement Date; Ready for Delivery; Substantial Completion. The "Commencement Date" shall be the date on which the Premises is "Ready for Delivery" as certified by Tenant in accordance with the provisions of
Section 16.1(b), such certification not to be unreasonably withheld. The Initial Base Building Work shall be deemed "Ready for Deliver" when all of the following (the "Delivery Conditions") shall have occurred with respect to the Base Building Work, except to the extent any of the following constitute Post Delivery Base Building Work:

                 (i) Substantial completion in accordance with Legal Requirements (including without limitation the provisions of the Americans with Disabilities Act) of all bathrooms servicing the Premises, including plumbing, fixtures, tiling, mirrors, hardware, partitions, ceiling, lighting and equipment, as the same are shown on the Base Building CD's. In addition, Landlord shall provide temporary bathroom facilities for Tenant's contractors performing the Tenant Initial Work, as shown on the Base Building CD's;

                 (ii) Substantial completion of the Building enclosure except for openings required, if any, for the use by Landlord, Tenant or other tenants of any hoists and other openings required for completing the Base Building Work, which openings shall not materially delay or materially increase the cost of the Tenant Initial Work. Landlord shall identify the location of such openings on the Base Building CD's. Exterior perimeter walls (including perimeter columns) and other non-vision walls shall be provided insulated and finished with one layer of gypsum wallboard from the top of the slab to the underside of the deck, taped and spackled, ready to receive Tenant finishes. Exterior windows shall be sealed, caulked and watertight. The areas below windows shall receive windowsill detail which is coordinated with the sheetrock finish;

                 (iii) Substantial completion of the sprinkler infrastructure, including combination standpipe/sprinkler risers, pumps and valve connections which shall be fully operational and code compliant so as to enable Landlord to obtain a zero occupancy Temporary Certificate of Occupancy ("TCO"), and which shall include the installation of any temporary sprinkler loop/sprinkler heads (at a height which shall have been reasonably approved by Tenant) required in order to secure such TCO;

                 (iv) Substantial completion of the electrical distribution system from service switch boards up through risers to floor electrical closets. The electrical distribution to each floor of the Premises shall include direct metering, as well as permanent distribution for the local floor fan systems and hot water heaters;

                 (v) (A) Delivery of ACP-5 forms for all floors in the Premises, which ACP-5 forms shall have been delivered at least two (2) months before the Premises are Ready for Delivery, and (B) Delivery of copies of certified adhesion and cohesion tests;

                 (vi) Substantial completion of all Building systems, which shall be operational, in good working order and performing in accordance with the specifications included as part of the Base Building CD's;

                 (vii) Delivery of floor slabs which are broom clean and level, within a standard of 1/4" every 10 feet. Tenant, within thirty (30) days after receipt of notice from Landlord that one or more floors has been poured, shall have the right to perform a floor levelness survey of such floor(s). Tenant shall notify Landlord of the results of the survey within ten (10) days after performance thereof. If the survey shows that the above standard has not been met, then the Delivery Conditions shall not be satisfied until Landlord has performed all work necessary to cause any nonconforming floors to meet the above standard. Any dispute whether the floor levelness standard has been met shall be referred to expedited construction arbitration pursuant to Article 34. Structural steel and metal deck shall be fireproofed in accordance with Legal Requirements;

                 (viii) The exterior walls of all core element mechanical rooms, electric and telecommunications closets and elevator lobbies shall be delivered sheetrocked from the top of the slab to the underside of the deck, taped, spackled and with final finishes. The interior walls of all core element mechanical rooms, electric and telecommunications closets and elevator lobbies, except for interior walls associated with Post Delivery Base Building Work, shall be delivered sheetrocked from the top of the slab to the underside of the deck, taped, spackled and ready to receive Tenant's finishes. The interiors of such core rooms shall have temporary or permanent lighting installed and operational. Core doors and frames shall be installed with a finish ready to receive Tenant's final painting, and with building standard hardware and temporary construction cylinders;

          (ix) Substantial completion of the main HVAC trunk complete with smoke, fire dampers and automatic control dampers at the core on each floor of the Premises, as well as smoke exhaust risers with smoke exhaust fans, all in accordance with the Base Building CD's. All condenser water risers, cooling towers, condenser water pumps and plate frame heat exchangers shall be installed and operational sufficient to handle Tenant's loads in the amounts specified in the Base Building CD's, with valved connections on each floor for supplemental capacity as shown in the Base Building CD's. All water-cooled, DX type HVAC air conditioning equipment shown on the Base Building CD's shall be installed, commissioned and operational, with ductwork penetrating the core wall. The perimeter hot water heating system and convector enclosures shown on the Base Building CD's shall be installed and operational;

          (x) Connection points shall be available on each floor for Tenant's strobes and related Class E connections. All fire and safety systems shown on the Base Building CD's, including alarms, speakers, communications, strobes, etc. shall be in full service and available on all floors of the Premises consistent with any zero occupancy TCO requirements.

          (xi) The passenger and freight car vertical transportation system shall be sufficiently operational to enable Tenant to transport labor, equipment and materials required for performance of the Tenant Initial Work and to meet any zero occupancy TCO requirements;

          (xii) A valved outlet for natural gas shall be available in the gas meter room as shown on the Base Building CD's;

          (xiii) There shall be no unbonded construction liens, nor any uncured violations of record which would prevent Tenant from obtaining permits required for the Tenant Initial Work. The Base Building Work shall be delivered in compliance with Legal Requirements and with a TCO for the Premises sufficient for filing of so-called "Directive 14's" by Tenant. Notwithstanding anything to the contrary in this Section 16.l(a)(xiii), in no event shall the Initial Base Building Work or any item of the Post Delivery Base Building Work be deemed not Ready for Delivery because of any failure to comply with Legal Requirements, if such noncompliance does not materially increase the costs of completion of the Tenant Initial Work or the time necessary to complete the Tenant Initial Work (hereinafter, "materially interfere" or materially interfere with the use by Tenant of the Premises for the purposes permitted by Article 2 or use by Tenant of the common or public areas of the Building;

          (xiv) The fire stairs shall be substantially complete for Tenant's functional use and ready to receive Tenant's finishes, if any; and

          (xv) (A) If and to the extent that the permanent electric service described in Article 4 is not yet available or suitable for Tenant's performance of the Tenant Initial Work, temporary electric service sufficient for Tenant's performance of the Tenant Initial Work, and (B) If requested by Tenant by notice on or before the date which is two (2) weeks after Tenant's receipt of the Preliminary Notice, temporary heating capacity and temporary heat sufficient for Tenant's performance of the Tenant Initial Work. Tenant shall pay for such temporary electric service in accordance with Section 16.17. Tenant shall pay Landlord's actual, incremental costs of constructing such temporary heating capacity and Landlord's actual, incremental costs of providing such temporary heat as Additional Rent, within thirty (30) days after receipt of Landlord's invoices therefor.

     Notwithstanding anything to the contrary in this Section 16.1(a), the following elements of the Base Building Work constitute "Post Delivery Base Building Work" which shall be substantially completed within the time frames set forth in Section 16.1(c):

          (i) If requested by Tenant by notice on or before the date which is two (2) weeks after Tenant's receipt of the Preliminary Notice, temporary cooling and humidity control capacity. and temporary cooling and humidity control, sufficient for Tenant's performance of the Tenant Initial Work. Tenant shall pay Landlord's actual, incremental costs of constructing such temporary cooling and humidity control capacity and Landlord's actual, incremental costs of providing such temporary cooling and humidity control as Additional Rent, within thirty (30) days after receipt of Landlord's invoices therefor;

            (ii) If requested by Tenant by notice on or before the date which is two (2) weeks after Tenant's receipt of the Preliminary Notice, temporary electrical service with so called "permanent characteristics" sufficient for testing of Tenant's data center. Tenant shall pay Landlord's actual, incremental costs of constructing such electrical capacity as Additional Rent, within thirty
(30) days after receipt of Landlord's invoices therefor. To the extent practicable, Tenant shall pay for such electric service in accordance with
Section 16.17;

            (iii)  A fully operational vertical transportation system;

            (iv) Availability of connection points for the Class E fire alarm system consistent with zero occupancy TCO requirements;

            (v) Fully operational Building systems in accordance with the Base Building CD's;

            (vi) Removal of hoists from, and full enclosure of, the curtain wall surrounding the Premises (to the extent not previously enclosed because of such hoists, and excluding the opening(s) for any hoist installed by Tenant pursuant to Section 16.19(b) and not yet removed by Tenant);

            (vii) The finish work for the bathrooms servicing the Premises, as such finish work is identified on the Base Building CD's;

            (viii) Delivery of a TCO for the Premises sufficient for filing of so-called "Directive 14's" by Tenant; and

            (ix)   All public and common areas of the Building.

            The elements of the Base Building Work other than the Post Delivery Base Building Work are sometimes hereinafter referred to as the "Initial Base Building Work".

     For purposes of this Article 16, "substantially complete(d)" means full completion of the Base Building Work in accordance with the Base Building CD's except for (i) if so requested by Tenant, any item(s) of Base Building Work which in accordance with good construction scheduling practices should only be completed after completion by Tenant of one or more item(s) of the Tenant Initial Work (Landlord shall commence completion of any such item(s) of Base Building Work within five (5) Business Days (or as soon as reasonably practicable thereafter) after Landlord's receipt of notice from Tenant of completion of the item(s) of Base Building Work in question, and Landlord shall prosecute completion of such item(s) diligently and with continuity until completion), and (ii) minor or insubstantial details of construction, decoration, mechanical adjustment or installation, noncompletion of which will not interfere with Tenant's performance of the Tenant Initial Work or Tenant's occupancy of the Premises, and which shall have been identified in writing by Tenant after Tenant shall have been afforded access to inspect the Base Building Work on the Walk-Through Date ("Punch List Items"). Tenant shall deliver to Landlord the list of Punch List Items for the Initial Base Building Work or the item(s) of Post Delivery Base Building Work then being delivered no later than fifteen (15) Business Days after the earlier of, with respect to such Base Building Work, (A) the date on which Tenant certifies that such portion of the Base Building Work is Ready for Delivery in accordance with the provisions of
Section 16.1(b), or (B) the date the Arbitrator, pursuant to Article 34, shall have issued a decision that such Base Building Work is Ready for Delivery.

            (b)    Notices to be Delivered; Walk-Through Dates.

            (i) On or about the date which is six month(s) after Commencement of Construction, Landlord shall notify Tenant whether any variances from the Construction Schedule have occurred (the "Preliminary Notice", which notice may be in narrative form or in the form of an updated Construction Schedule.

            (ii) Landlord shall notify Tenant at least sixty (60) days in advance of the projected delivery date of the Initial Base Building Work or the item(s) of Post Delivery Base Building Work then being delivered (the "Initial Notice").

          (iii) At least thirty (30) days prior to the delivery date specified in the Initial Notice, Landlord shall deliver to Tenant a second notice (the "Confirmation Notice") confirming the date set forth in the Initial Notice, or if such delivery date is no longer expected to be met by Landlord, the Confirmation Notice shall set forth the revised anticipated delivery date (which may be later but not earlier than the anticipated delivery date set forth in the Initial Notice).

          (iv) At least ten (10) days prior to the date Landlord believes the Initial Base Building Work or any item(s) of Post Delivery Base Building Work then being delivered will be substantially complete, Landlord shall deliver a notice (a "Ready for Delivery Notice") setting forth the anticipated substantial completion date. Unless Tenant shall have consented to an earlier date, the anticipated substantial completion date shall not be earlier than the date which is twelve (12) months after Landlord has Commenced Construction of the Building. Within five (5) Business Days after Tenant's receipt of any Ready for Delivery Notice, Tenant shall establish a date reasonably acceptable to Landlord (a "Walk Through Date") on which Landlord and Tenant shall jointly inspect the Initial Base Building Work or the item(s) of Post Delivery Base Building Work then being delivered, which Walk Through Date shall be no earlier than the anticipated substantial completion date set forth in the Ready for Delivery Notice and no later than two (2) Business Days after such anticipated substantial completion date. If the Initial Base Building Work is Ready for Delivery on the Walk Through Date, the Commencement Date shall be the date specified in the Ready for Delivery Notice. If any item of Post Delivery Base Building Work then being delivered is Ready for Delivery on the Walk Through Date, such item shall be deemed accepted for delivery on the date specified in the Ready for Delivery Notice. If the Initial Base Building Work or any item of Post Delivery Base Building Work then being delivered is not Ready for Delivery on the Walk Through Date, then the Commencement Date shall not occur, or such item of Post Delivery Base Building Work shall not be deemed accepted by Tenant, as the case may be, and Landlord, at least five (5) days prior to the date Landlord believes that the Initial Base Building Work or such item of the Post Delivery Base Building Work will be substantially complete, shall send to Tenant a second Ready for Delivery Notice setting forth the then anticipated substantial completion date. Within three (3) days after Tenant's receipt of a second Ready for Delivery Notice, Tenant shall establish a second Walk Through Date, reasonably acceptable to Landlord, on which Landlord and Tenant shall jointly re-inspect the Initial Base Building Work (or any item of Post Delivery Base Building Work) then being delivered, which Second Walk Through Date shall be no earlier than the anticipated substantial completion date set forth in the second Ready for Delivery Notice and no later than one (1) Business Day after such anticipated substantial completion date. In the event the Initial Base Building Work (or the item of Post Delivery Base Building Work then being delivered) is still not Ready for Delivery on the second Walk Through Date, then the procedure set forth in the preceding two sentences shall be repeated as many times as necessary until the Initial Base Building Work (or such item of Post Delivery Base Building Work) is Ready for Delivery. After the delivery to Tenant of any Ready for Delivery Notice, and upon notice from Landlord, Tenant shall use reasonable efforts to meet with Landlord at the Building (accompanied by Tenant's Construction Representative (as hereinafter defined) and such of Tenant's architectural, engineering and/or construction consultants ("Tenant's Inspection Consultants") as Landlord shall have reasonably requested), prior to the anticipated substantial completion date specified in such Ready for Delivery Notice, in order to assist Landlord in identifying any incomplete items of Initial Base Building Work or incomplete items of Post Delivery Base Building Work, as the case may be. If the Initial Base Building Work (or the item of Post Delivery Base Building Work then being delivered) is not Ready for Delivery on the initial Walk Through Date, then Landlord shall reimburse Tenant, promptly upon receipt of Tenant's invoices therefor, for the reasonable, actual third party costs of participation of Tenant's Inspection Consultants in any subsequent joint inspection of the Initial Base Building Work (or the item of Post Delivery Base Building Work then being delivered).

          In the event that following any joint inspection by Landlord and Tenant of the Initial Base Building Work (or any item(s) of Post Delivery Base Building Work then being delivered by Landlord), Tenant believes the Initial Base Building Work (or any item of Post Delivery Base Building Work) is not Ready for Delivery, then within two (2) Business Days after the completion of such inspection Tenant shall furnish Landlord with a written list of incomplete work (the "Incomplete Work") which Tenant believes must be completed in order for the Initial Base Building Work (or such item of Post Delivery Base Building
Work) to be Ready for Delivery.

     Notwithstanding anything to the contrary in this Section 16.1, in no event shall the Initial Base Building Work or any item of the Post Delivery Base Building Work be deemed not Ready for Delivery because of Landlord's failure to complete items of Base Building Work the noncompletion of which does not impede, delay or otherwise interfere with the completion of Tenant Initial Work being performed by Tenant at the time or interfere with the use by Tenant of the Premises for the purposes permitted by Article 2 or use by Tenant of the common or public areas of the Building.

     In the event Landlord and Tenant are unable to agree whether the Initial Base Building Work (or any item of Post Delivery Base Building Work then being delivered by Landlord) is Ready for Delivery, either party may refer such dispute to expedited construction arbitration in accordance with the procedures set forth in Article 34.

           (c) Commencement of Construction; Construction Schedule; Projected Substantial Completion Dates; Penalty for Late Completion; Termination Rights.

           (i)   Definitions.

           (A) For the purposes of this Article 16, "Commencement of Construction of the Building" or "Commence(d) Construction of the Building" means the date when this Lease shall have been executed by Landlord and Tenant and deposited in escrow pursuant to the terms and conditions of that certain escrow agreement between Landlord and Tenant dated as of November 6, 2001 (the "Escrow Agreement").

           (B) For the purposes of this Article 16, "Construction Schedule" means the construction schedule which has been agreed to by the parties and annexed hereto as Exhibit B. Except as expressly set forth in this Article 16, the Construction Schedule is annexed hereto solely for informational purposes, is not binding on Landlord or Tenant, and shall not be deemed to modify any rights or obligations of Landlord or Tenant set forth in this Lease. Notwithstanding anything to the contrary in the preceding sentence, and subject to Tenant Delays and force majeure, Landlord agrees that unless otherwise consented to by Tenant, such consent not to be unreasonably withheld, Landlord's performance of the Base Building Work shall not be inconsistent with the general framework shown on the Construction Schedule.

           (C) "Projected Completion Date(s)" shall mean (1) in the case of the Initial Base Building Work, the later of (a) the date when the Delivery Conditions for the Initial Base Building Work should have occurred as shown on the Construction Schedule, or (b) twelve (12) months after Landlord has Commenced Construction of the Building, and (2) in the case of the Post Delivery Base Building Work, the later of (a) the date(s) when completion of each item of Post Delivery Base Building Work should have occurred as shown on the Construction Schedule, or (b) fourteen (14) months after Landlord has Commenced Construction of the Building in the case of item (i) of the Post Delivery Base Building Work, sixteen (16) months after Landlord has Commenced Construction of the Building in the case of item (ii) of the Post Delivery Base Building Work, seventeen (17) months after Landlord has Commenced Construction of the Building in the case of items (iii) through (vii) of the Post Delivery Base Building Work, and eighteen (18) months after Landlord has Commenced Construction of the Building in the case of items (viii) and (ix) of the Post Delivery Base Building Work and in the case of any other previously uncompleted item(s) of Base Building Work noncompletion of which would interfere with Tenant's completion of the Tenant Initial Work or Tenant's use of the Premises for the purposes permitted by Article 2 or Tenant's use of the common or public areas of the Building. Except as expressly provided in this Article 16, Landlord shall not be subject to any liability if the Delivery Conditions for all of the Initial Base Building Work shall not have occurred by the Projected Completion Date for the Initial Base Building Work, nor shall Landlord be subject to any liability if completion of any item of the Post Delivery Base Building Work shall not have occurred by the Projected Completion Date for such item of Post Delivery Base Building Work, and the validity of this lease shall not be impaired thereby.

           (D) "Commencement of Construction and Financing Date" shall mean the date which is three (3) months after the date when the condition to be satisfied pursuant to Paragraph 4(b)(i) of the Escrow Agreement shall have been satisfied, or shall have been waived by Tenant.

           (E) "Outside Ready for Delivery Date" shall mean the date which is twenty-four (24) months after Commencement of Construction of the Building.

           (F) "Institutional Lender" means a savings bank, a savings and loan association, a commercial bank or trust company, an insurance company, a real estate investment trust, a religious, educational or eleemosynary institution, a governmental agency, body or entity, an employee, benefit, pension or retirement plan or fund, a commercial credit corporation, an investment bank, a commercial bank or trust company acting as trustee or fiduciary of various pension funds or tax-exempt funds or as trustee in connection with the issuance of any bonds or any other debt financing, or a corporation or other entity owned wholly by any other Institutional Lender or a subtrustee of any such commercial bank or trust company acting as such trustee, or any combination of the forgoing, provided, however, that such entity, or any combination of such entities, shall qualify as an Institutional Lender for purposes hereof only if each such entity or combination of such entities or the parent or parents of such entity or entities has individual or combined assets, as the case may be, of not less than One Billion Dollars ($1,000,000,000).

           (ii) Liquidated Damages for Late Substantial Completion of Initial Base Building Work and Post Delivery Base Building Work. Notwithstanding anything to the contrary in Section 16.1(c)(i), if (A)(1) the Delivery Conditions for the Initial Base Building Work shall not have occurred by the Projected Completion Date for the Initial Base Building Work, or (2) any item of Post Delivery Base Building Work shall not have been completed by the Projected Completion Date for such item of Post Delivery Base Building Work, and (B) Tenant is actually delayed thereby in commencing the Tenant Initial Work in accordance with good construction practices or in prosecuting the Tenant Initial Work in accordance with good construction practices, as the case may be, or in moving into the Premises, or in using the Premises for the purposes permitted by
Article 2, or in using the common or public areas of the Building, then as liquidated damages for such delay, and not as a penalty, (a) the Rent Commencement Date shall be deferred one (1) day for each day of such delay, and
(b) commencing with the first Fixed Rent due and payable after the Rent Commencement Date, Fixed Rent shall be abated in an amount equal to the product of (x) one half (1/2) day of Fixed Rent and (y) the number of days of such delay. Tenant shall promptly notify Landlord of any such delay in commencing or prosecuting the Tenant Initial Work, and shall use good faith reasonable efforts, consistent with good construction practices (but at no additional cost to Tenant), to mitigate any such delay in commencing or prosecuting the Tenant Initial Work. It is specifically understood and agreed that the liquidated damages referred to in this Section 16.1(c)(ii) are not intended to be cumulative, and that if any of the delays referred to within any subclause of subsection (B) of this Section 16.1(c)(ii) occur simultaneously, then to the extent of such simultaneous occurrence such delays shall be deemed to run concurrently and not consecutively. Any dispute about the operation of this
Section 16.1(c)(ii) shall be submitted to expedited construction arbitration in accordance with Article 34.

           (iii) Self Help Right. Notwithstanding anything to the contrary in
Section 16.1(c)(i), if (A) any item of Post Delivery Base Building Work shall not have been completed by the date which is four (4) months after the Projected Completion Date for such item of Post Delivery Base Building Work, and (B) Tenant is actually delayed thereby in commencing the Tenant Initial Work in accordance with good construction practices or in prosecuting the Tenant Initial Work in accordance with good construction practices, as the case may be, or in moving into the Premises, or in using the Premises for the purposes permitted by
Article 2, or in using the common or public areas of the Building, then Tenant may notify Landlord of its intent to complete such item of Post Delivery Base Building Work. If Landlord shall have failed to complete such item of Post Delivery Base Building Work within ten (10) Business Days after the receipt of Tenant's notice of intent, then Tenant may complete such item of Post Delivery Base Building Work in accordance with the then existing Base Building CD's applicable thereto (as the same may have been modified, e.g. by Change Orders, shop drawings and field conditions) and good construction practices. If Tenant undertakes to complete any item of Post Delivery Base Building Work pursuant to this Section 16.l(c)(iii), Tenant shall prosecute the same diligently and with continuity to completion, and Tenant shall use reasonable efforts not to interfere with any work then being performed in the Building by Landlord or any other Tenant. Tenant shall exercise its rights under this Section 16.l(c)(iii) at Tenant's expense, provided, that Landlord shall reimburse Tenant, not more frequently than monthly, within ten (10) Business Days after receipt of Tenant's invoice(s) therefor, for the actual, reasonable costs of completing such item of Post Delivery Base Building Work. Tenant's invoice(s) shall be accompanied by the supporting documents described in Section 16.20(d). Notwithstanding anything to the contrary in the preceding sentence, Landlord's reimbursement obligation under this Section 16.3(c)(iii) shall be limited to the aggregate amounts not previously incurred under Landlord's construction

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

contracts and attributable to the item of Post Delivery Base Building Work in question. Any dispute about the operation of this Section 16.1(c)(iii) shall be submitted to expedited construction arbitration in accordance with Article 34.

              (iv)   Termination Rights.

              (A) If by the Commencement of Construction and Financing Date Landlord (1) fails to close on a construction loan with an Institutional Lender for an amount sufficient to complete the Base Building Work and pay the Tenant Initial Work Allowance and/or furnish evidence reasonably satisfactory to Tenant of Landlord's ability and commitment to fund such amount itself, or (2) shall not have commenced construction of the Building within a reasonable period of time after Commencement of Construction of the Building and be diligently prosecuting construction of the Building, then Tenant, as Tenant's sole and exclusive remedy, may terminate this Lease by giving notice of such election within five (5) Business Days after the Commencement of Construction and Financing Date (the "Termination Deadline"), provided, however, that any such notice given by Tenant shall be nullified if prior to the Termination Deadline,
(1) Landlord shall have closed on such a construction loan and/or furnished the required evidence of ability and commitment to fund such amount itself, and (2) Landlord shall have commenced construction of the Building within a reasonable period of time after Commencement of Construction of the Building and shall be diligently prosecuting construction of the Building. Tenant's failure to exercise any right it may have to terminate this Lease pursuant to this Section 16.01(c)(iv)(A) on or before the Termination Deadline, shall be deemed an irrevocable waiver by Tenant of its right to exercise such termination right. Landlord shall use good faith diligent efforts to obtain such a construction loan on commercially reasonable terms, taking into account, however, conventional limitations on the willingness of developers to contribute equity. The conditions for funding under such construction loan shall be commercially reasonable as determined by Tenant in its reasonable discretion, provided, that such conditions for funding shall be deemed commercially reasonable if such conditions are substantially similar to conditions for funding in loans of Fifty Million Dollars ($50,000,000) or more for new construction in the City of New York closed by entities related to Landlord on or after January 1, 1990.

              (B) If by the Outside Ready for Delivery Date the Delivery Conditions shall not have occurred for the Initial Base Building Work, Tenant may terminate this Lease by giving notice of such election within two (2) months following the Outside Ready for Delivery Date, provided, however, that any such notice shall be nullified if prior to the effective date of such notice, the Delivery Conditions shall have occurred for the Initial Base Building Work. If Tenant terminates this Lease pursuant to this Section 16.1(c)(iii)(B), then by the date which is five (5) Business Days after Landlord's receipt of Tenant's termination notice, Landlord shall pay Tenant a termination penalty of Five Million Dollars ($5,000,000). Landlord has furnished a surety bond (or alternate security permitted hereunder) to Tenant to secure payment of said termination penalty, and shall maintain such surety bond (or alternate security permitted hereunder, as applicable) in full force and effect until the earlier of (i) the date when the Delivery Conditions for the Initial Base Building Work shall have been satisfied, or (ii) the date when Tenant shall have received payment of such termination penalty in accordance with the terms of this Section 8.1(c)(iv)(B). Any replacement surety bond furnished to Tenant shall be in customary form and from a bonding company reasonably satisfactory to Tenant and shall provide that Tenant shall have the right to draw down on it in the event Landlord fails to provide replacement security as provided in this paragraph. No surety bond (or any replacement letter of credit as provided below) shall be cancelable by the issuer unless the issuer shall be required to give at least thirty (30) days' prior notice before any such cancellation shall be effective. Within fifteen
(15) days following receipt of any such cancellation notice, Landlord shall provide, in form reasonably acceptable to Tenant, a replacement surety bond, letter of credit or alternate comparable security (e.g., cash to be held in escrow by the party who served as escrow agent under the Escrow Agreement). If Landlord fails to timely provide such replacement surety bond, letter of credit or comparable security as aforesaid, Tenant shall have the right to draw down the surety bond (or replacement letter of credit, if applicable) and deposit the cash so drawn in escrow with the party who served as escrow agent under the Escrow Agreement to serve as replacement security. Notwithstanding the foregoing to the contrary, Landlord shall have the right to deliver a guaranty by Guarantor of the obligation to pay the aforesaid termination penalty in lieu of a surety bond, provided the form and substance of such guaranty is reasonably acceptable to Tenant. If Tenant elects to terminate this Lease pursuant to this Section

16.0(a)(iv)(B), such termination and payment of the Five Million Dollar ($5,000,000) termination penalty shall be Tenant's sole and exclusive remedies.

          (v) The Projected Completion Dates, the Commencement of Construction and Financing Date and the Outside Ready for Delivery Date, as applicable, shall be extended:

          (A)  One day for each day of Tenant Delay as defined in Section 16.7;
and

          (B) One day for each day that Landlord is actually delayed in completing the Initial Base Building Work or any item(s) of the Post Delivery Base Building Work as a result of force majeure as defined in Section 36.1. It is specifically understood and agreed that if more than one force majeure event would actually delay Landlord in commencing or completing the Initial Base Building Work or any item(s) of the Post Delivery Base Building Work, but such events and the delays caused by them occur simultaneously, then to the extent of such simultaneous occurrence such delays shall be deemed to run concurrently and not consecutively.

          (vi) Tenant hereby waives any right to rescind this lease under the provisions of Section 223-a of the Real Property Law of the State of New York, and agrees that the provisions of this Section 16.1(d) are intended to constitute "an express provision to the contrary" within the meaning of said
Section 223-a.

          (d) Commencement Date Certificate. At any time after the Commencement Date, Tenant and Landlord shall, promptly upon written request by either of them, execute and acknowledge an instrument in a form reasonably satisfactory to Landlord and Tenant confirming the Commencement Date, the Expiration Date, and any other matter reasonably requested by Landlord or Tenant provided, that the execution and acknowledgment of such an instrument shall not be a prerequisite to the commencement or expiration of the Term.

          (e) Completion of Punch List Items. Landlord, at its sole cost and expense, shall complete as soon as practicable (but in any event within thirty
(30) days) after Landlord's receipt of Tenant's punch list(s) all Punch List Items (pertaining to the Initial Base Building Work or to any item of the Post Delivery Base Building Work), except for (i) if requested by Tenant, any Punch List Item(s) which in accordance with good construction scheduling practices should only be completed after completion by Tenant of one or more item(s) of the Tenant Initial Work (Landlord shall commence completion of any such Punch List Items within five (5) Business Days (or as soon as reasonably practicable thereafter) after Landlord's receipt of notice from Tenant of completion of the item(s) of Base Building Work in question, and Landlord shall prosecute completion of such Punch List Item(s) diligently and with continuity until completion), and except that (ii) with respect to any Punch List Items which cannot be completed within such thirty (30) day period(s), Landlord shall, within such thirty (30) day period(s), diligently commence and prosecute the same with continuity to completion.

          (f) Acceptance of Premises. Except as otherwise expressly provided in this Lease (including without limitation the provisions of Sections 16.9 and 19.2(c)), upon (i) the date when the Initial Base Building Work or any item(s) of the Post Delivery Base Building Work shall be Ready for Delivery, and (ii) Landlord's completion of the Punch List Items relating thereto, Tenant shall be deemed to have agreed for all purposes hereof that the Base Building Work in question has been completed and that Landlord has performed all of its obligations under this Article 16 with respect to such Base Building Work.

    16.2. Base Building Work. The core and shell of the Building to be constructed by Landlord as described in the "Base Building Work Letter" annexed hereto as Exhibit J and any other work to be performed by Landlord as described in Exhibit J, together with all "Base Building Enhancements" which may be constructed by Landlord as described on Exhibit N (and as such Base Building Enhancements may be depicted on the Base Building CD's), are hereinafter referred to as the "Base Building Work". If and to the extent the same are requested by Tenant, the Base Building Enhancements shall be performed by Landlord at Tenant's expense. All Base Building Work, upon the installation thereof in the Building or Premises, shall be and remain the property of Landlord, subject to the provisions of the Ground Lease.

    16.3. Base Building CD's,

          (a)  Preparation of Base Building CD's.

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

          (i)   Schematic Floor Plans.

     Annexed hereto as Exhibit A is a schedule of schematic floor plans which have been furnished to Tenant. The schematic floor plans referenced in Exhibit A shall not be binding on Landlord with respect to the dimensions or locations of any fixed architectural elements shown on such plans, provided, that the general configuration of the floor plates within the Premises and the general location and size of the building core within the Premises shall not materially change without the consent of Tenant, not to be unreasonably withheld.

          (ii) Tenant Election. On or before November 19, 2001, Tenant shall furnish Landlord with Tenant's alternative male/female bathroom configuration.

          (iii) Base Building CD's.

          (A) As soon as reasonably practicable after Commencement of Construction of the Building, Landlord shall cause Swanke Hayden Connell Architects and/or Cesar Pelli & Associates or such other architect(s) as may be selected by Landlord in its sole discretion (collectively and/or individually, the "Base Building Architect") to prepare construction drawings and specifications for the Base Building Work (the "Base Building CD's"), based on and substantially in accordance with the Base Building Work Letter and taking into account Tenant's election pursuant to Section 16.3(a)(ii). The initial Base Building CD's shall be delivered to Tenant's Architect on or before the date which is thirty (30) days after Commencement of Construction of the Building. The Base Building CD's (and any revisions thereto) shall be submitted to Tenant for Tenant's review and approval of any aspects of the Base Building CD's affecting the Premises or the public and common areas of the Building serving the Premises, which approval shall not be unreasonably withheld.

          (B) Tenant, with specificity and in writing (which may include mark-ups of the Base Building CD's or any revisions thereto), shall notify Landlord of any objections to the Base Building CD's within twenty (20) days after Tenant's receipt thereof (ten (10) days in the case of any revisions thereto). If Tenant fails to notify Landlord of any objections within twenty
(20) days (in the case of the initial Base Building CD's) or within ten (1O) days (in the case of any revisions thereto), the initial Base Building CD's (or any revisions thereto, as the case may be) shall be deemed approved.

          (C) Any changes to the Base Building CD's required by any governmental department (e.g., Buildings Department) shall be disclosed by Landlord to Tenant and shall promptly be incorporated into the Base Building CD's by the Premises Architect. Notwithstanding the forgoing, Landlord shall submit any such Buildings Department changes which materially affect the Tenant Initial Work, the Building systems or the common or public areas of the Building to Tenant for Tenant's review and approval, which approval shall not be unreasonably withheld.

          Tenant, with specificity and in writing (which may include mark-ups of such Buildings Department changes or any revisions thereto), shall notify Landlord of any objections to the Buildings Department changes within five (5) Business Days after Tenant's receipt thereof (three (3) Business Days in the case of any revisions thereto). If Tenant fails to notify Landlord of any objections within five (5) Business Days (or within three (3) Business Days in the case of any revisions thereto), such Buildings Department changes (or any revisions thereto) shall be deemed approved.

          (b) Partial Base Building CD's. In order to expedite completion of the Base Building Work, if in the reasonable judgment of the Base Building Architect the same are complete and integrated enough for Tenant to review and comment, Landlord may request Tenant to approve pre-purchase specifications and long lead items prior to final approval of the Base Building CD's. If Landlord makes such a request, it shall submit to Tenant specific working drawings for the aspect of the Base Building Work in question together with a detailed description of the equipment or materials to be purchased (model numbers, names of manufacturers, etc.) and a detailed breakdown of the cost of the work submitted for approval by Tenant. Tenant shall approve or disapprove Landlord's request within a reasonable period of time, not to exceed five (5) Business Days after Tenant's receipt thereof, such approval not to be unreasonably withheld. If Tenant disapproves any such request, Tenant shall thereafter approve or disapprove any revised request therefor within three (3) Business Days after Tenant's receipt of such revised request, such approval not to be unreasonably withheld. If Tenant fails to approve or disapprove such request within such five (5) or three
(3) Business Day period, as the case may be, such request shall be deemed approved.

          (c) Landlord Initiated Changes to Base Building CD's. If Landlord makes any changes to the Base Building CD's as finally approved by Tenant or as deemed approved by Tenant, and if such changes materially affect the Final Working Drawings for the Tenant Initial Work, then Landlord, within thirty (30) days after receipt of Tenant's invoices therefor, shall reimburse Tenant for the reasonable, actual costs of additional services required from Tenant's Architect and/or Tenant's Engineer in order to conform the Final Working Drawings for the Tenant Initial Work to such Landlord changes. Any dispute about the operation of this Section 16.3(c) shall be referred to expedited construction arbitration pursuant to Article 34.

          (d) Post-Completion Drawings. Landlord shall submit to Tenant, within one hundred twenty (120) days after delivery of a TCO to Tenant pursuant to Section 16.1, (i) one (1) set of reproducible record drawings for the Base Building Work showing all significant changes during construction, including field changes and Change Orders, based on "marked up" prints, drawings and other data furnished by the construction manager or the general contractor and/or the trade contractors and referenced by the engineer on the record drawings, and
(ii) one (1) set of contractor "as built" drawings. During the weekly coordination meetings referred to in Section 16.12, Landlord shall use reasonable efforts to advise Tenant of all material changes to the Base Building Work of the type referred to in the first sentence of this Section 16.3(d).

    16.4. Tenant Initial Work Cost; Performance of the Base Building Work.

          (a) Components of Tenant Initial Work Cost. The "Tenant Initial Work Cost" shall consist of all costs and expenses incurred by Landlord in connection with the Base Building Enhancements (including any Punch List Items related to the Base Building Enhancements, other than Punch List Items required to correct work incorrectly performed by Landlord) and any Change Orders, consisting of the following:

          (i) All architectural, engineering and design consulting fees and costs attributable to the Base Building Enhancements and any Change Orders. The additional architectural and engineering fees with respect to any Change Order shall be set forth in the change order proposal furnished to Tenant;

          (ii) the expediters' and code consultants' fees and filing fees for any submission or resubmission of plans and specifications to the appropriate governmental authorities required in order to perform the Base Building Enhancements or any Change Order;

          (iii) all costs of performance of all items of the Base Building Enhancements, including all work necessary to implement and perform the work required to be done according to the final approved Base Building CD's (and any approved partial Base Building CD's), including without limitation premium labor approved by Tenant (which approval shall not be unreasonably withheld), industry standard general conditions (not to exceed seven percent (7%)), fees, costs of bonds (not to exceed two percent (2%)) and contingency, and the costs of Landlord's construction management services; and

          (iv) with respect to any Landlord proposal pursuant to Section 16.5 which is not accepted by Tenant, all costs of Landlord's pre-construction services, including without limitation all costs of estimating and reproduction of drawings and specifications.

    Notwithstanding anything to the contrary in items (i) through (iv) above, the Tenant Initial Work Cost shall exclude the costs of Base Building Work (other than the Base Building Enhancements and Change Orders), which costs of Base Building Work (other than Base Building Enhancements and Change Orders) shall be paid by Landlord.

          (b) Tenant shall be responsible for the costs of all Base Building Enhancements, which costs shall be paid in accordance with the provisions of
Section 16.5. Tenant shall be responsible for the costs of all Change Orders (including Change Orders to the Base Building Work and the Base Building Enhancements). Change Orders and Tenant's payment therefor shall be subject to the provisions of Section 16.5.

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

                 (c) As soon as practicable after (i) Commencement of Construction of the Building, and (ii) execution and delivery by the parties thereto of that certain license agreement between Landlord and the City of New York permitting the required access to the 9 Metrotech South site, Landlord shall commence the Base Building Work and prosecute the same diligently to completion (subject to Tenant Delays and force majeure).

         16.5.   Change Orders; Base Building Enhancements and Shop Drawings.

                 (a)    Change Orders.

                 (i) Except as specifically provided in Section 16.3(a)(ii), if Tenant shall request any change, addition or alteration ("Change Order") in or to the Base Building Work from (A) the work shown on the Base Building CD's as finally approved, (B) the work shown on the Base Building Work Letter, (C) any Base Building Enhancement which Tenant has previously accepted a proposal for pursuant to Section 16.5(b), or (D) any drawings, plans and/or specifications (to the extent that any such change (as opposed to mere correction) is inconsistent with Base Building CD's previously approved by Tenant and would increase the cost of architectural, engineering or related services), Tenant shall submit a written request therefor. For the purposes of this Section 16.5(a), any Tenant request that premium labor be used in order to accelerate the Base Building Work shall also be deemed a Change Order. Within five (5) Business Days after Landlord's receipt of Tenant's request for a Change Order (fifteen (15) Business days if plans and specifications must be prepared to obtain cost estimates), Landlord shall submit to Tenant a proposal, based upon reasonably detailed cost estimates supported by appropriate backup, stating whether Landlord approves the work contemplated by such Change Order (which approval may be withheld in Landlord's sole discretion), and specifying any increase or decrease in Tenant Initial Work Cost and the maximum number of days of Tenant Delay arising from such Change Order. The total costs of any Change Order shall include all applicable costs referred to in Section 16.4(a)(iii), and in the case of any Change Order to a Base Building Enhancement, shall be net of any savings actually generated by such Change Order in respect of costs of any Base Building Enhancements.

                 (ii) Upon receipt of Landlord's proposal, Tenant shall have a reasonable period of time (given the cost of the Change Order as set forth in Landlord's proposal), but not to exceed ten (10) Business Days, to accept such proposal or withdraw its request for a Change Order. Tenant's failure to accept such proposal within a reasonable period of time (not to exceed ten (10) Business Days) shall constitute Tenant's election to withdraw its request for such Change Order. Upon Tenant's specific request therefor and on reasonable prior notice, Landlord shall meet with Tenant to discuss alternatives to any requested Change Order or to discuss methods which could reduce the cost of, or any Tenant Delay that may be caused by, any requested Change Order.

                 (iii) If Tenant accepts Landlord's proposal, the costs thereof shall be paid by Tenant from time to time (but not more frequently than monthly) as Additional Rent, within thirty (30) days after receipt of Landlord's invoices therefor. Landlord's invoices shall be accompanied by copies of the pertinent requisition(s) received by Landlord from Landlord's general contractor, which requisitions shall have been approved in writing by the Base Building Architect as ready for payment. In the event that Tenant fails to pay the costs of any Change Orders within five (5) days after receipt of Landlord's notice that such payments are overdue, Landlord may deduct such unpaid amounts, dollar for dollar, from the next installment(s) of the Tenant Initial Work Allowance which would otherwise be due and payable pursuant to Section 16.20. Such deductions may include interest on the unpaid amounts in accordance with Section 1.6, from the date when such unpaid amounts were due to the date when Landlord shall have deducted the same from the Tenant Initial Work Allowance.

                 (iv) If Tenant accepts Landlord's proposal, (A) the date on which Tenant certifies that the Commencement Date has occurred shall be deemed to have occurred on such earlier date as represents the number of Change Order Tenant Delay days accepted by Tenant in connection with such Change Order, and
(B) Landlord shall perform the Change Order diligently and with continuity.

                 (v) If Tenant does not accept Landlord's proposal, Tenant shall pay the costs of Landlord's construction management services (as more particularly set forth in Section 16.4(a)(iv)) in connection therewith as Additional Rent, within thirty (30) days after receipt of

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

Landlord's invoices therefor. In the event that Tenant fails to pay such costs within five (5) days after receipt of Landlord's notice that such payments are overdue, Landlord may deduct such unpaid amounts, dollar for dollar, from the next installment(s) of the Tenant Initial Work Allowance which would otherwise be due and payable pursuant to Section 16.20. Such deductions may include interest on the unpaid amounts in accordance with Section 1.6, from the date when such unpaid amounts were due to the date when Landlord shall have deducted the same from the Tenant Initial Work Allowance.

             (vi) Landlord acknowledges that not every Change Order requested by Tenant will result in a Tenant Delay (e.g., if delays caused by two or more Change Orders would occur concurrently and not consecutively, or if a Change Order is requested early enough to be implemented without delay).

             (b) Base Building Enhancements. Except as specifically set forth in this Section 16.5(b), the Base Building Enhancements set forth on Exhibit N shall be deemed Change Orders for all purposes of Section 16.5(a). Notwithstanding anything to the contrary in Section 16.4(a) or Section 16.5(a):

             (i) Tenant's written request that Landlord perform one or more of the Base Building Enhancements shall be submitted to Landlord within thirty
(30) days after Commencement of Construction of the Building.

             (ii) Tenant's written request that Landlord perform one or more Base Building Enhancements shall be subject to the reasonable approval of Landlord, which approval shall not be withheld if the scope of any Base Building Enhancement so requested is consistent with Exhibit N and if Tenant's request is otherwise in accordance with good construction practices.

             (iii) Landlord's proposal shall specify (A) the increase in Tenant Initial Work Cost attributable to any Base Building Enhancement, and (B) the schedule for performing such Base Building Enhancement, and shall be submitted to Tenant within thirty (30) days after Landlord's receipt of Tenant's written request for such Base Building Enhancement. Provided that the scope of a Base Building Enhancement is consistent with Exhibit N, Tenant Delay shall not be incurred with respect to such Base Building Enhancement.

             (iv) Tenant shall have a reasonable period of time (given the cost of the Base Building Enhancement as set forth in Landlord's proposal), but not to exceed ten (10) Business Days, to accept such proposal or withdraw its request for such Base Building Enhancement. Tenants failure to accept such proposal within a reasonable period of time (not to exceed ten (10) Business
Days) shall constitute Tenant's election to withdraw its request for such Base Building Enhancement.

             (v) Tenant shall pay the architectural, engineering and design and consulting fees and costs attributable to the Base Building Enhancements in accordance with Section 16.4(a)(i) as Additional Rent, but only if and to the extent the reasonable fees of Landlord's Engineer would be reimbursed by Tenant pursuant to Section 15.2(a)(ii).

             (vi) If Tenant does not accept Landlord's proposal, Tenant shall pay the costs of Landlord's construction management services (as more particularly set forth in Section 16.4(a)(iv)) in connection therewith as Additional Rent, within thirty (30) days after receipt of Landlord's invoices therefor, but only if and to the extent that the reasonable fees of Landlord's Engineer would be reimbursed by Tenant pursuant to Section 15.2(a)(ii).

             (c) Shop Drawings. In the event that any shop drawings for the Base Building Work (or other drawings or documentation which further define the scope of work depicted in the Base Building CD's) materially modify and/or substitute work for any work shown on the Base Building CD's, Tenant shall have the right to approve such shop drawings, such approval not to be unreasonably withheld. Landlord shall furnish copies of such shop drawings (or other drawings or documentation) to Tenant at least ten (10) Business Days before the work shown on such shop drawings or other drawings is ordered or fabricated, as the case may be. Tenant shall approve or disapprove such shop drawings within a reasonable period of time, not to exceed five (5) Business Days after Tenant's receipt thereof. If Tenant disapproves any such shop drawing, Tenant shall thereafter approve or disapprove any revisions thereto within three (3) Business Days after Tenant's receipt of such revisions. If Tenant fails to approve or disapprove such shop

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

drawings within such five (5) or three (3) Business Day period, as the case may be, such shop drawings shall be deemed approved.

             16.6. Methods and Materials. Landlord may arrange for the performance of the Base Building Work in such manner as Landlord shall determine in its sole discretion, consistent, however, with the Base Building CD's as finally approved, Legal Requirements and the provisions of this Section 16.6.

             There shall be no substitutions for any item of Base Building Enhancements without the consent of Tenant, which consent shall not be unreasonably withheld, provided, that it shall not be reasonable for Tenant to withhold consent for any substitution (i) which does not increase the Tenant Initial Work Cost, (ii) where the item being substituted for will not be available in time to complete the Base Building Work on schedule (and was ordered timely), (iii) which is of substantially equal or better quality and performance characteristics (including projected costs of operation and maintenance) than the item being substituted for and (iv) which complies with Legal Requirements. Notwithstanding anything to the contrary in the preceding sentence, Tenant's approval for such a substitution which affects the appearance of the Premises may be withheld in Tenant's sole discretion. For purposes hereof, the term substitution means a change in product, materials, equipment or method of construction as shown or described in the Base Building CD's as finally approved. If Tenant`s approval for any substitution of equipment, materials or personnel is required, Landlord shall submit its request therefor to Tenant in writing. Tenant shall approve or disapprove Landlord's request in writing within a reasonable period of time (given the nature and scope of the proposed substitution), not to exceed five (5) Business Days, after Tenant's receipt of Landlord's reasonably detailed request therefor. If Landlord's request contains a statement that Tenant's failure to respond to such request within the time limitations set forth in the preceding sentence shall constitute Tenant's approval of Landlord's request, then Tenant's failure to respond within the time limitations set forth in the preceding sentence shall be deemed to be the granting of Tenant's approval. If a substitution for any item of Base Building Enhancements reduces the cost of such item, the increase in Tenant Initial Work Cost previously accepted by Tenant in connection with such item shall be appropriately adjusted to reflect such reduction in cost.

             16.7.  Tenant Delays.

                    (a) There shall be a "Tenant Delay" if Landlord shall be actually delayed, at any time after Commencement of Construction of the Building, in commencing or completing the Initial Base Building Work, or in commencing or completing any item(s) of the Post Delivery Base Building Work, or in obtaining the construction loan referred to in Section 16.l(c)(iv)(A), as a result of any of the following acts or omissions: (1) Tenant's failure to approve or accept (or to disapprove with comments) or its delay in approving or accepting (or disapproving with comments) the Base Building CD's (or any versions thereof), or any aspect of the Base Building Work which Landlord requests Tenant to approve on an expedited basis, all in accordance with the applicable time limitations set forth in this Article 16 (to the extent the same are specifically set forth herein, or with reasonable promptness if such time periods are not specifically set forth herein); (2) any additional time required to complete the Base Building Work caused by Change Orders (but not caused by Base Building Enhancements, unless the scope of the Base Building Enhancement in question is not consistent with the scope of such Base Building Enhancement as shown on Exhibit N), or caused by the failure of Tenant timely to respond to any Landlord requests for substitutions pursuant to Section 16.6; (3) the failure of Tenant's Construction Representative to respond within five (5) Business Days with respect to all issues which could not be addressed due to Tenant's failure to attend the coordination meetings contemplated in Section 16.12, as such issues are set forth in the notice delivered to Tenant pursuant to Section 16.12; (4) the performance of work by a contractor, vendor or employee of Tenant which delays completion on of the Base Building Work; (5) any violation against the Premises or the Building caused by Tenant, which delays Landlord in obtaining a TCO for the Premises sufficient for filing of so-called "Directive 14's" by Tenant; or (6) any delay resulting from Tenant's failure to perform any of its obligations under this Lease.

        It is specifically understood and agreed that if more than one of the events described in the preceding paragraph would actually delay Landlord from commencing or substantially completing the Base Building Work, but such events and the delays caused by them occur simultaneously, then to the extent of such simultaneous occurrence such delays shall be deemed to run concurrently and not consecutively.

         Unless Tenant knew of or reasonably should have known of the circumstances giving rise to Tenant Delay and the fact of Tenant Delay as evidenced by job minutes, correspondence, memoranda or other writings furnished to or issued by Tenant (which job minutes, correspondence, etc. specifically refer to such circumstances giving rise to a Tenant Delay and to the fact of a Tenant Delay), Tenant shall not be charged for any Tenant Delay unless Landlord shall have delivered notice to Tenant of such Tenant Delay within a reasonable period (not to exceed thirty (30) days) after Landlord has actual knowledge of the circumstances giving rise to such Tenant Delay, which notice shall refer to the circumstances giving rise to such Tenant Delay. If notice is required, the period of Tenant Delay shall be measured from the first Business Day after the date when such notice shall have been delivered to Tenant. In the case of a continuing Tenant Delay, Landlord agrees to consult with Tenant (at no additional cost to Landlord) in an effort to mitigate such Tenant Delay.

                (b) Effects of Tenant Delays. In the event of one (1) or more Tenant Delays described in Section 16.7(a), and without limiting anything contained in Section 16.1(c) or Section 16.5(a), Tenant shall pay, as Additional Rent and within thirty (30) days after receipt of Landlord's invoices therefor, all increased hard and soft costs of construction of the Building (including without limitation financing costs, but excluding any damages for Tenant Delay as such other than such increased hard and soft costs of construction), incurred by Landlord by reason of such Tenant Delay. In no event shall Tenant's payment obligations pursuant to this Section 16.7(b) exceed Five Million Dollars ($5,000,000) in the aggregate.

                (c) Disputes. Any disputes about the operation of this Section
16.7 shall be referred to expedited construction arbitration pursuant to Article 34.

         16.8.  Landlord Delays; Notices to Guarantor.

                (a) Construction Schedule for Tenant Initial Work. On or before the date which is two (2) weeks after the date when Tenant shall have received the Preliminary Notice, Tenant shall deliver to Landlord a so-called "bar chart" construction schedule for the Tenant Initial Work. Updates of such schedule shall be delivered to Landlord at least monthly thereafter until Tenant has substantially completed the Tenant Initial Work.

                (b) There shall be a "Landlord Delay" if Tenant shall be actually delayed in commencing or completing the Tenant Initial Work, as a result of any of the following acts or omissions: (1) Landlord's failure to approve or accept (or to disapprove with comments) or its delay in approving or accepting (or disapproving with comments) the Final Working Drawings (or any portions or versions thereof), in accordance with the applicable time limitations set forth in Section 16.14; (2) any additional time required to complete the Tenant Initial Work caused by the failure of Landlord timely to respond to any Tenant requests for Change Orders pursuant to Section 16.5; (3) the failure of Landlord to respond within five (5) Business Days with respect to all issues which could not be addressed due to Landlord's failure to attend the coordination meetings contemplated in Section 16.12, as such issues are set forth in a notice delivered to Landlord promptly after the coordination meeting in question; (4) the performance of work by a contractor, vendor or employee of Landlord which delays completion of the Tenant Initial Work (unless a coordination issue within the ambit of Section 16.13(d), in which event Landlord Delay shall only be incurred if and to the extent Landlord fails to comply with the written decision of an Arbitrator pursuant to Section 34.3); (5) any violation against the Premises or the Building caused by Landlord, which delays Tenant in filing so-called "Directive 14's"; or (6) any delay resulting from Landlord's failure to perform any of its obligations under this Lease (other than the coordination obligations of Landlord pursuant to Section 16.13(d), in which event Landlord Delay shall only be incurred if and to the extent Landlord fails to comply with the written decision of an Arbitrator pursuant to Section 34.3).

         It is specifically understood and agreed that if more than one of the events described in the preceding paragraph would actually delay Tenant from commencing or substantially completing the Tenant Initial Work, but such events and the delays caused by them occur simultaneously, then to the extent of such simultaneous occurrence such delays shall be deemed to run concurrently and not consecutively.

         Unless Landlord knew of or reasonably should have known of the circumstances giving rise to Landlord Delay and the fact of Landlord Delay as evidenced by job minutes, correspondence, memoranda or other writings furnished to or issued by Tenant (which job minutes, correspondence, etc. specifically refer to such circumstances giving rise to a Landlord

Delay and to the fact of a Landlord Delay), Landlord shall not be charged for any Landlord Delay unless Tenant shall have delivered notice to Landlord of such Landlord Delay within a reasonable period (not to exceed thirty (30) days) after Tenant has actual knowledge of the circumstances giving rise to such Landlord Delay, which notice shall refer to the circumstances giving rise to such Landlord Delay. If notice is required, the period of Landlord Delay shall be measured from the third (3rd) Business Day after the date when such notice shall have been delivered to Landlord. In the case of a continuing Landlord Delay, Tenant agrees to consult with Landlord (at no additional cost to Tenant) in an effort to mitigate such Landlord Delay.

                (c) Effect of Landlord Delay. In the event of one or more Landlord Delays described in Section 16.8(b), the Rent Commencement Date shall be deferred one (1) day for each such day of Landlord Delay.

                (d) Disputes. Any disputes about the operation of this Section
16.8 shall be referred to expedited construction arbitration pursuant to Article 34.

                (e) Notices to Guarantor. A copy of any notice from Tenant to Landlord pursuant to Section 16.1 or this Section 16.8, including without limitation any notice of Landlord's default, delay, or failure to perform its obligations under this Article 16, shall be delivered to the guarantor ("Guarantor") under that certain Completion Guaranty between Forest City Enterprises, Inc. and Tenant (the "Completion Guaranty", dated as of the date when the Completion Guaranty shall have been released from escrow and delivered to Tenant pursuant to the terms of the Escrow Agreement). Such copy shall be delivered to Guarantor within one (1) Business Day after such notice shall have been delivered to Landlord, and shall be delivered in the manner prescribed by
Article 33 of this Lease to Forest City Enterprises, Inc., 1160 Terminal Tower, 50 Public Square, Cleveland, Ohio 44113-2203, Attention: General Counsel.

         16.9. Assignment of Warranties. If requested by Tenant, Landlord shall assign to Tenant the beneficial interest in all warranties and guarantees received by Landlord from contractors and materialmen engaged in the performance of the Base Building Enhancements, as well as the right to enforce any contracts made with such contractors and materialmen, to the extent such warranties, guaranties and enforcement rights relate to items Tenant is responsible for repairing pursuant to Article 19. Landlord agrees to cooperate fully with Tenant in the event that Tenant seeks to enforce its rights with respect to such warranties and guarantees, and any costs incurred by Landlord in connection with such cooperation shall be included as an item of Operating Expenses pursuant to
Article 3.

         16.10. Audit. The Tenant Initial Work Cost (including the costs of any Change Orders) shall be subject to audit by Tenant, provided, that any such audit shall be performed on reasonable prior notice, during normal business hours, at Landlord's office in New York City.

         l6.11. Early Tenant Access and Inspections.

                (a) (i) During the ninety (90) day period prior to the date the Initial Base Building Work is to be delivered to Tenant, Landlord shall permit Tenant to enter the Premises to take field measurements and prepare plans, and
(ii) during the thirty (30) day period prior to the date the Initial Base Building Work is to be delivered to Tenant, Landlord shall permit Tenant to store materials in locations within the Premises which do not interfere with Landlord's performance of the Base Building Work, and (iii) during the thirty
(30) day period prior to the date the initial Base Building Work is to be delivered to Tenant, Landlord shall permit Tenant to commence construction of the hoist (if any) which Tenant has elected to install pursuant to Section 16.19, provided in the case of all of the forgoing that (i) unless caused by the negligence or willful misconduct of Landlord, Tenant alone shall bear the risk of loss or damage to persons or property due to such early entry (it being understood and agreed that Landlord will not be providing any security for the Premises), (ii) the same does not, in Landlord's sole judgment, interfere with Landlord's contractors performing the Base Building Work (and if Landlord has so determined that there is such interference, at Landlord's request, Tenant shall immediately stop such work and (unless such entry and/or work is in compliance with Landlord's Construction Rules and Regulations), remove itself and its materials from the portion of the Premises made available for such early entry and/or from the Building's loading dock and elevators, (iii) Tenant complies with any applicable Landlord rules and regulations regarding such access ("Landlord's Construction Rules and Regulations") annexed hereto as Exhibit P, and (iv) such work is coordinated with Landlord. In the case of any conflict or inconsistency between Landlord's

Construction Rules and Regulations and the provisions of this Lease, the provisions of this Lease shall govern and control.

                (b) On reasonable prior notice to Landlord, without interfering with Landlord's performance of the Base Building Work, and at Tenant's sole risk and expense, Tenant shall have the right at any time during Landlord's performance of the Base Building Work to inspect and confirm the progress of construction of the Base Building Work.

         16.12. Coordination Meetings. Tenant shall cause a representative designated by Tenant ("Tenant's Construction Representative") to endeavor to meet with Landlord's construction representatives (at the Building if so requested by Landlord) during Business Hours once each week (for as many hours as Landlord may reasonably require) from the date hereof until the date all Punch List Items for the Base Building Work shall have been completed. If Tenant's Construction Representative is unable to attend or fails to attend a meeting, Landlord shall notify Tenant in writing of such failure and the issues which Landlord was unable to resolve. Tenant's Construction Representative shall be authorized to accept Landlord proposals for Change Orders and Base Building Enhancements, to certify the Commencement Date, to certify completion of ail items of Post Delivery Base Building Work, and to give notices to Landlord pursuant to Section 16.8.

         16.13. Tenant Initial Work -- General.

                (a) Except as specifically provided in Sections 16.1 - 16.12, Tenant shall perform all work and shall make all alterations and install all equipment required to prepare the Premises for Tenant's occupancy (the "Tenant Initial Work") in compliance with applicable Legal Requirements, Insurance Requirements, the applicable provisions of this Lease and Landlord's Construction Rules and Regulations. Except as specifically provided in Sections 16.1-16.12 and any exhibits to this Lease referred to therein, Landlord shall not be obligated to perform any work, make any alterations or install any equipment to prepare the Premises, Tenant's Designated Roof Space, Tenant's Designated Mechanical Space or Tenant's designated shaft space for Tenant's occupancy.

                (b) Except as specifically provided in this Article 16, the Tenant Initial Work shall be completed in accordance with the provisions of
Article 15.

                (c) Subject to Legal Requirements and Insurance Requirements, the Tenant Initial Work may consist of such light fixtures, partition types, ceilings, finishes, mechanical systems and other installations as Tenant determines in its sole discretion, provided that the Tenant Initial Work shall not be inconsistent with the Base Building Work Letter and Base Building CD's, shall not adversely affect the Building systems, and shall not adversely affect other tenants in the Building or the Project.

                (d) Without limiting anything contained in Section 16.7, Section
16.11 or any other applicable provision of this Lease, at all times during the initial construction of the Building and the initial fit out of the Premises, Tenant and Landlord shall each use commercially reasonable efforts not to delay the other in the performance of the Base Building Work or the Tenant Initial Work, respectively. Any dispute about the operation of this Section 16.13(d) shall be referred to expedited construction arbitration pursuant to Article 34.

         16.14. Tenant Initial Work -- Final Working Drawings

                (a) If required by Landlord's construction lender, Tenant shall prepare and deliver to Landlord Tenant's Final Working Drawings for the Tenant Initial Work (or for the initial portion thereof as permitted by Section 16.14(d)) on or before the date which is fourteen (14) months after Commencement of Construction of the Building.

                (b) Notwithstanding anything to the contrary in Section 15.1, Landlord shall have twelve (12) Business Days (not ten (10) Business Days) to review and respond to Tenant's submissions of Final Working Drawings for the Tenant Initial Work (or any portion thereof as permitted by Section 16.14(c)), and seven (7) Business Days (not five (5) Business Days) to review and respond to resubmissions.

                (c) Landlord's right to approve the Final Working Drawings shall be limited to those aspects of the Final Working Drawings which affect the Building exterior, the mechanical, electrical, plumbing or other Building systems (including without limitation any Bui1ding management systems and Building security systems), the structure of the Building, the Building parking garage, or the public, common or mechanical areas of the Building.

                (d) Tenant may furnish Landlord with portions of Tenant's Final Working Drawings for the Tenant Initial Work for Landlord's review and Landlord shall respond to such portions of Tenant's Final Working Drawings within the time periods set forth in Section 15.1 (as same may be extended pursuant to the provisions of Section 16.14((b)), provided that each such portion (i) includes complete construction documentation for one or more full floors of the Premises or one or more discrete specialized units within the Premises (e.g. the computer room), and (ii) includes fully coordinated architectural, mechanical, electrical and, to the extent applicable, plumbing and sprinkler plans and specifications for such one or more full floors or discrete specialized units within the Premises.

         16.15. Tenant Initial Work -- Commencement and Completion. Provided that Landlord has satisfied the Delivery Conditions for the Initial Base Building Work, Tenant shall commence the Tenant Initial Work in a reasonably prompt manner after receiving Landlord's final consent to Tenant's Final Working Drawings, and shall diligently prosecute the Tenant Initial Work to completion in accordance with Tenant's construction schedule for the Tenant Initial Work (provided, that Tenant may revise said construction schedule in Tenant's sole discretion subject to the requirements of Section 16.8(a)), and subject to Landlord Delay and force majeure.

         16.16. Tenant Initial Work -- Tenant's Construction Representative, Engineer.

                (a) Tenant's Construction Representative shall be deemed an agent of Tenant and shall be authorized to bind Tenant with respect to architectural, engineering, design and construction issues relating to the Tenant Initial Work. Any change in Tenant's representative shall be effective five (5) Business Days after Landlord's actual receipt of Tenant's notice thereof, which notice shall be delivered to Landlord's Building manager.

                (b) Tenant shall employ as its engineer ("Tenant's Engineer"), at Tenant's sole cost and expense, either (i) AMA Engineers or, if Tenant shall so elect, (ii) another engineer selected by Tenant and approved by Landlord, such approval not to be unreasonably withheld, to prepare complete, finished, detailed mechanical drawings and specifications for the Tenant Initial Work, including, without limitation, all work necessary to connect any special or nonstandard facilities to existing Building systems.

         16.17. Tenant Initial Work -- Payment for Temporary Electric Service. If pursuant to Section 16.l(a)(xv) (concerning temporary electric service sufficient for performance of the Tenant Initial Work) temporary electric service is furnished by Landlord as a Delivery Condition, or if pursuant to
Section 16.l(a)(ii) (concerning temporary electric service with so-called "permanent characteristics") Tenant requests such temporary electric service as an item of Post Delivery Base Building Work, Landlord shall furnish and install one or more consumption meters to measure Tenant's use of such temporary electricity (if and to the extent practicable in the case of temporary electric service with so-called "permanent characteristics"). Tenant shall pay Landlord for the use of such temporary electricity an amount equal to (i) the number of kilowatt hours consumed by Tenant, multiplied by (ii) Landlord's average cost per kilowatt hour for such electricity in the Building during the period(s) in question, or, if such method of payment is not practicable in the case of temporary electric service with so-called "permanent characteristics", Tenant shall pay Landlord for the use of such temporary electricity in a manner reasonably determined by Landlord. Tenant shall pay Landlord for such temporary electricity within ten (10) days after receipt of Landlord's invoice therefor.

         16.18. Tenant Initial Work -- Certificate of Occupancy.

                (a) Landlord shall use commercially reasonable efforts, and shall cause its consultants to use commercially reasonable efforts, to coordinate with Tenant's efforts to file so called "Directive 14's" and obtain a TCO permitting occupancy of the Premises.

                (b) Landlord shall use reasonable efforts, at no third party cost to Landlord, to cooperate with Tenant's filing, permitting and approval process for the Tenant Initial Work.

         16.19. Tenant Initial Work -- Access to Hoist, Freight Elevator and Loading Dock.

                (a) During performance of the Tenant Initial Work, Tenant shall have nonexclusive access (with Landlord and other tenants), during Business Hours and during hours other than Business Hours, to any hoist maintained and operated by Landlord, to the Building freight elevators (if and to the extent operational) and to the Building loading docks (if and to the extent operational). Subject to Tenant Delays and force majeure, Landlord shall use reasonable efforts to make the Building freight elevators and Building loading docks operational substantially in accordance with the Construction Schedule. Tenant's use of Landlord's hoist, the Building freight elevators and the Building loadings docks shall be at Tenant's expense and shall not interfere with Landlord's performance of the Base Building Work. As between Tenant and other tenants, the allocation of access to Landlord's hoist, the Building freight elevators and the Building loading docks shall be fair and equitable. If Tenant's use of Landlord's hoist, the Building freight elevators or the Building loading docks is shared with any other tenant, the costs of operation of such hoist, freight elevators or loading docks shall be equitably allocated between Tenant and such other tenant. Any disputes concerning the operation of this
Section 16.19(a) shall be submitted to expedited construction arbitration pursuant to Article 34.

                (b) If Tenant desires to construct and operate its own hoist for the Tenant Initial Work, Tenant shall so notify Landlord on or before the date which is sixty (60) days after Commencement of Construction of the Building, which notice shall specify the location preferred by Tenant for Tenant's hoist, the manufacturer, model, material specifications and proposed manner of operation of Tenant's hoist and the insurance coverage for Tenant's hoist, all of which shall be subject to the reasonable approval of Landlord. Upon approval by Landlord, Tenant may commence construction of its hoist in accordance with the provisions of Section 16.11(a) and shall thereafter operate, maintain and remove Tenant's hoist in accordance with the applicable terms and conditions of the proviso to the first sentence of Section 16.11(a), notwithstanding that such operation, maintenance and removal shall occur after the Commencement Date. Tenant shall remove its hoist by the later of (i) ten
(10) Business Days after the Building freight elevators and loading docks shall have become operational and shall have been made available to Tenant for Tenant's use pursuant to Section 16.19(a), or (ii) thirty (30) days prior to the date when Landlord is required pursuant to item (vi) of the Post Delivery Base Building Work (as set forth in Section 16.1(a)) to remove hoists from, and complete enclosure of, the curtain wall surrounding the Premises. Tenant's construction, operation, maintenance and removal of Tenant's hoist shall be at Tenant's expense.

         15.20. Tenant Initial Work -- Tenant Initial Work Allowance.

                (a) Tenant anticipates spending at least Fifty Million Dollars ($50,000,000) in the aggregate to perform the Tenant Initial Work (exclusive of Tenant's Property).

                (b)  Tenant Initial Work Allowance.

                (i) Subject to the terms and conditions set forth below, Landlord shall reimburse Tenant for, or advance to Tenant, as the case may be, an aggregate amount of up to (i) (A) Eleven Million Two Hundred Seventy-Seven Thousand Nine Hundred Eighty and 00/l00 Dollars ($11,277,980) or Thirty-Five Dollars ($35) per rentable square foot, plus (B) One Million Two Hundred Fifty-Nine Thousand Four Hundred Thirty-Five Dollars ($1,259,435) (as each of
(A) and (B) may be adjusted pursuant to Section 40.l(b)(iv)) (the sum of (A) plus (B) is referred to herein as the "Base Allowance"), plus (ii) up to Thirty-Five Million Dollars ($35,000,000) of so-called "rentalized" costs of the Tenant Initial Work (the "Rentalized Amount" the sum of the Base Allowance and the Rentalized Amount is referred to herein as the "Tenant Initial Work Allowance") for Landlord's Share of the following costs incurred and paid by Tenant in connection with the Tenant Initial Work (other than Tenant's Property): labor, materials, architectural, engineering, expediting and other consulting fees, project management, and costs associated with all necessary permits and approvals. In the event that the cost and expense of all such items shall exceed the amount of the Tenant Initial Work Allowance, Tenant shall be entirely responsible for such excess. "Landlord's Share" shall mean the percentage equivalent of a fraction (but in no event in excess of one) the numerator of which is the total amount of Tenant Initial Work Allowance and the denominator of which is the total cost of the Tenant Initial Work.

                (ii) On or before the date which is ten (10) days after the date when all of the conditions to be satisfied pursuant to Paragraph 4(b) of the Escrow Agreement shall have been satisfied, or shall have been waived by Tenant, Tenant shall notify Landlord of the amount of

Tenant Initial Work costs (not to exceed Thirty-Five Million Dollars) to be rentalized. Tenant shall repay the Rentalized Amount advanced to Tenant as Fixed Rent in accordance with the provisions of Section 1.3(a)(iv). In no event shall Landlord be obligated to advance to Tenant any portion of the Rentalized Amount in excess of Ten Million Dollars ($10,000,000) unless Tenant shall have complied with Tenant's obligations to furnish the Letter of Credit in accordance with Article 43 and with the applicable terms and provisions of the Escrow Agreement.

                (iii) Notwithstanding that the entire Rentalized Amount which Landlord is required to advance hereunder may not have been previously requisitioned by Tenant in accordance with this Section 16.20, on and after the date of the closing of Landlord's permanent financing for the Building, Landlord shall no longer be obligated to advance the previously unrequisitioned balance of the Rentalized Amount. If any such balance of the Rentalized Amount remains outstanding, Landlord will reasonably cooperate with Tenant to secure an arrangement whereby such outstanding balance shall be deposited in escrow (or like arrangement) and made available for further advances to Tenant pursuant to the terms of this Section 16.20 (or on substantially similar terms). Any such arrangement shall be subject to the approval of Landlord's construction lender and Landlord's permanent lender. In the event any such outstanding balance of the Rentalized Amount shall have been deposited in escrow (or like arrangement) pursuant to this Section 16.20, the amount of Fixed Rent payable by Tenant pursuant to Section 1.3(a)(iv) shall be appropriately adjusted, taking into account Landlord's financing and related costs in connection therewith.

                (c) Prior to the commencement of the Tenant Initial Work, and as a condition to Landlord's obligation to provide the Tenant Initial Work Allowance, Tenant shall provide a certificate in form reasonably satisfactory to Landlord, from Tenant's Chief Financial Officer, certifying the total cost of the Tenant Initial Work and providing a certification of Tenant's general contractor, setting forth the total cost of the Tenant Initial Work and including a trade breakdown evidencing the total cost of all such Tenant Initial Work. If at any time during the time of the performance of the Tenant Initial Work Landlord shall reasonably determine that, whether because of increased costs for change orders or for any other reason, Landlord theretofore contributed more than Landlord's Share (as it may increase or decrease from time to time pursuant to change orders or otherwise) of the costs of the Tenant Initial Work already performed or that any requisition would result in Landlord paying more than the Landlord's Share of the costs of all Tenant Initial Work performed prior to such date, Landlord may cease making any disbursements of the Tenant Initial Work Allowance unless and until sufficient additional Tenant Initial Work has been performed and payments by Tenant have been made so that the total disbursements of the Tenant Initial Work Allowance are equal to or less than the Landlord's Share of the cost of the Tenant Initial Work.

                (d) Landlord shall disburse from time to time, but not more often than once in any calendar month, to Tenant or directly to Tenant's contractors (if so requested by notice to Landlord) and within ten (10) Business Days after receipt of Tenant's requisition therefor, that portion of the Tenant Initial Work Allowance equal to the Landlord's Share of the amount set forth in Tenant's requisition, provided however, that no advance shall be made if, and for so long as, Tenant shall be in monetary default under this Lease beyond any applicable notice and cure period. No advance shall be made until receipt of a request therefor from Tenant and submission by Tenant of the following:

                (i) A certificate signed by Tenant and Tenant's Architect, dated not more than ten (10) days prior to such request, setting forth (A) an itemized account of the sums paid by Tenant for amounts justly due to all contractors, subcontractors, materialmen, engineers, architects and other persons who have rendered services or furnished materials in connection with the Tenant Initial Work, (B) that the work described in the certificate has been completed substantially in accordance with the Final Working Drawings previously approved by Landlord, (C) that Tenant has not received notice of the filing with respect to the Premises or the Building or any part thereof or any improvements thereon, any vendor's, mechanic's, laborer's, materialmen's or other liens arising out of the Tenant Initial Work which have not been discharged of record, (D) that to the best of Tenant's knowledge, Tenant has complied with all of the material conditions set forth in this Lease applicable to the Tenant Initial Work reflected in the requisition then pending, and (E) that to the best of Tenant's knowledge, Tenant has complied with Legal Requirements applicable to the Tenant Initial Work reflected in the requisition then pending;

               (ii) Partial lien waivers, receipted invoices or such other proof of payment as Landlord shall reasonably require for all work done and materials supplied with respect to any prior requisitions for which Tenant previously applied for payment; and

               (iii) A statement from the Tenant's Architect setting forth the total remaining cost of the Tenant Initial Work to be performed, including without limitation, an itemization of any additional costs not theretofore disclosed to Landlord.

               (e) Upon completion of the Tenant Initial Work and together with Tenant's final requisition pursuant to this Section 16.20, Tenant shall deliver (i) a certificate signed by Tenant's Architect and an officer of Tenant certifying that the Tenant Initial Work has been substantially completed in accordance with the approved Final Working Drawings, (ii) all Building Department sign-offs, inspection certificates and any and all permits required to be issued in accordance with Legal Requirements, and (iii) a general release from all contractors and subcontractors performing the Tenant Initial Work, releasing Landlord and Tenant from any and all liability for any work or materials.

        16.21. Tenant Initial Work -- Miscellaneous.

               (a) The Tenant Initial Work, upon the expiration or earlier termination of the Term, shall be and remain the property of Landlord and shall not be removed by Tenant except in accordance with Articles 15 and 28.

               (b) Subject to the provisions of Section 10.1(d), Tenant shall make its own arrangements for telecommunications equipment and services for the Premises. Landlord shall reasonably cooperate with Tenant in connection therewith but Landlord shall have no responsibility therefor.

               (c) Tenant shall not store any materials and equipment used for or in connection with the Tenant Initial Work within or adjacent to the Building, including without limitation in the receiving area at the ground level of Landlord's hoist, other than within the Premises.

               (d) Provided that Tenant shall give Landlord reasonable prior notice thereof, Tenant may, at its sole cost and expense, test those of its systems which interface with the Building systems and Landlord shall cooperate with Tenant to the extent reasonably required in connection therewith. Tenant shall permit Landlord's representatives to coordinate and observe such testing and shall provide Landlord's representatives access to and copies of test results, provided however, Landlord shall operate all of the Building systems and equipment in connection with and affected by such testing.

               (e) At times reasonably acceptable to Landlord, Landlord shall perform all shutdowns necessary for connections of Tenant's systems, installations and equipment to the applicable Building systems including, without limitation, Tenant's water, electric, gas, ventilation, chilled water and condenser water systems. At times reasonably acceptable to Landlord. Landlord shall perform all shutdowns and connections necessary for connections of Tenant's Class E system.

               (f) Tenant shall, throughout the performance of the Tenant Initial Work, promptly remove all rubbish and debris from the Premises using a refuse remover designated by Tenant and reasonably acceptable to Landlord.

               (g) Window pocket detail for windows in the Premises shall be furnished and installed by Tenant as part of the Tenant Initial Work, and in accordance with the Metrotech Design Guidelines.

                                   ARTICLE 17

                                    INSURANCE

        17.1. Landlord and Tenant shall comply with all Insurance Requirements. Tenant shall not violate, or permit the violation of, any Insurance Requirements, and shall not do (or permit to be done) or keep (or permit to be kept) anything in the Premises that could: (a) increase the fire or other casualty or property insurance rate on the Building or the property therein over the rate that would otherwise then be in effect unless Tenant shall agree to pay the amount of any such rate increases and Landlord shall consent thereto, which consent shall not be unreasonably withheld; or (b) result in insurance companies of good standing refusing to insure the Building or any of such property in amounts reasonably satisfactory to Landlord. If, solely by reason of a failure of Tenant to comply with the provisions of this Section 17.1 the rate of fire or other casualty or property insurance on the Building or equipment or other property of Landlord shall be higher than it otherwise would be, Tenant shall reimburse Landlord, within ten (10) Business Days following demand, for that part of the premiums for such insurance paid by Landlord because of such failure on the part of Tenant. A schedule or mark up of rates for the Building or the Premises, as the case may be, issued by the New York Fire Insurance Rating Organization or other similar body making rates for fire or other casualty or property insurance for the Building or the Premises or the current or prospective property insurer shall be presumptive evidence of the facts therein stated and of the several items and charges in the insurance rate then applicable to the Building or the Premises.

         17.2. (a) Tenant shall secure and keep in full force and effect throughout the Term, at Tenant's expense: (i) Commercial General Liability Insurance, written on an occurrence basis, to afford protection in the amount of Five Million Dollars ($5,000,000) combined single limit for bodily injury and property damage including personal injury coverage (with contractual and employee exclusions deleted), broad form property damage coverage, contractual liability coverage as respects any indemnification or hold harmless provisions contained herein, completed operation coverage and independent contractors coverage, or such increased amount as Landlord may reasonably determine from time to time, but in no event more frequently than every two (2) years, based upon what comparable tenants of comparable space in first-class office buildings in the City are required to carry; (ii) "all risk" coverage upon Tenant's Property for one hundred percent (100%) of replacement cost including a stipulated (agreed) valuation endorsement and including business interruption coverage; (iii) if not included in the above-mentioned policies, Blanket Broad Form Boiler and Machinery Insurance (including Business Interruption coverage) on all items commonly covered by such insurance and now or hereafter installed by or for Tenant and used exclusively by Tenant, its Affiliates and permitted subtenants, assignees and transferees in amounts reasonably set by Landlord and in no event less than One Million Dollars ($l,000,000); (iv) Workers Compensation Insurance and State Disability Benefits Insurance, as required by law; and (v) such other insurance and in such amounts as are normally carried by comparable tenants of comparable space in first-class office buildings in the City, from time to time. Tenant shall have the right to insure and maintain the insurance coverages set forth in this Section under blanket or umbrella insurance policies covering other Premises occupied by Tenant so long as such blanket or umbrella policies comply as to terms and amounts with the insurance provisions set forth in this Lease without the possibility of reduction or coinsurance by reason of, or damage to, any other Premises named therein. If the insurance required by this Section shall be effected by any such blanket or umbrella policies, Tenant shall furnish to Landlord executed certificates of such policies showing the insurance (in the proper amounts and with proper coverages) afforded by such policies applicable to the Premises as requested by Landlord. During the performance of any Tenant Change in the Premises. Tenant shall require all contractors and subcontractors to provide Workers Compensation Insurance and State Disability Benefits Insurance as required by law, Commercial General Liability Insurance including the coverage described in subsection (i) above except that minor subcontractors will only be required to secure Commercial General Liability Insurance, to afford protection in the amount of Two Million Dollars ($2,000,000) combined single limit, "all risk" insurance including the coverage described in subsection (c) below and completed operations coverage which is to be kept in effect for one (1) year after completion of the work Contractors' and subcontractors' policies shall comply with Sections 17.3 and 17.4.

               (b) Landlord shall secure and keep in full force and effect throughout the Term an "all risk" policy of insurance against loss or damage to the Building, contractual liability coverage as respects any indemnification or hold harmless provisions contained herein and such other policies of insurance as may be required by the terms of any Superior Mortgage or Superior Lease, which policies shall comply with the applicable provisions of Sections 17.3 and
17.4 hereof and which policies may be maintained under "blanket policies" of insurance and which policies shall insure all of the Tenant Initial Work and Tenant Changes other than Special Initial Work and Special Tenant Changes. Landlord agrees that with respect to insurance against loss or damage to the Building under an "all risk" policy of insurance, it shall carry insurance in limits equivalent to one hundred percent (100%) of the replacement cost of the Building, less foundations and footings. As used herein, the term "Special Initial Work" shall mean the portion of the Tenant Initial Work consisting of special data and communications facilities, raised computer floors, kitchens, vaults, internal staircases, dumbwaiters, pneumatic tubes, vertical and horizontal transportation systems, the Antenna and any other Tenant Initial Work of a similar character.

               (c) During the period that Tenant is performing (or causing to be performed) the Tenant Initial Work or any Tenant Changes, Tenant shall secure and keep in full force and effect (or cause to be secured and kept in full force and effect), at Tenant's cost, "all risk" coverage (including but not limited to glass breakage, sprinkler leakage and collapse) for one hundred percent (100%) of the replacement cost including a stipulated (agreed) valuation endorsement (the "Special Work Coverage") for the Special Initial Work and the Special Tenant Changes (whether or not in the course of construction). Upon completion of the Tenant Initial Work in the Premises (or any entire floor thereof) and any Tenant Change, Tenant may notify Landlord of the value of the Special Initial Work and the Special Tenant Changes in the Premises (or the applicable portions(s) thereof) (such value, as same may be increased from time to time, the "Insurable Value") and request that Landlord insure same. Promptly following Landlord's receipt of a notice regarding the Insurable Value, Landlord shall secure and keep in full force and effect as part of Landlord's "all risk" policy for the Building, at Tenant's cost as set forth herein, the Special Work Coverage in an amount at least equal to the Insurable Value. Landlord shall notify Tenant when the Special Work Coverage in an amount at least equal to the Insurable Value is or will be effective under Landlord's insurance policy and thereafter Tenant shall not be required to maintain the Special Work Coverage with respect to such Insurable Value. From time to time during the Term but no more than twice during any calendar year, Tenant may notify Landlord that the Insurable Value has increased or decreased and request that Landlord increase or decrease the Special Work Coverage accordingly and promptly following receipt of such request, Landlord shall increase or decrease same, at Tenant's cost as set forth herein. Landlord will notify Tenant when such adjustment to the Special Work Coverage is or will be effective under Landlord's "all risk" insurance policy for the Building. Tenant shall pay to Landlord any incremental increase in costs incurred by Landlord for "all risk" insurance premiums and charges attributable to the Special Tenant Changes and the Special Initial Work within fifteen (15) Business Days after demand therefor as Additional Rent. If at any time during the Term the foregoing insurance shall be unobtainable by Landlord, then Landlord may advise Tenant of such fact and Tenant shall promptly secure and keep in full force and effect the foregoing insurance to the extent Tenant is able to obtain same at commercially reasonable rates. Tenant may, at any time during the Term, notify Landlord that Tenant no longer wishes Landlord to insure the Special Initial Work and the Special Tenant Changes and promptly following receipt of such request, Landlord shall terminate such Special Work Coverage and thereafter Landlord shall have no responsibility to insure the Special Initial Work or the Special Tenant Change unless thereafter Tenant shall request that Landlord reinstate such Special Work Coverage in an amount equal to the Insurable Value determined by Tenant; in which case promptly following receipt of such request, Landlord shall secure and keep in full force and effect, at Tenant's cost as set forth herein, such Special Work Coverage. Landlord shall notify Tenant when such Special Work Coverage in an amount at least equal to the Insurable Value is or will be effective under Landlord's "all risk" insurance policy for the Building.

         7.3. All insurance provided under this Article 17 shall be written in form and substance reasonably satisfactory to Landlord by an insurance company and with general policy holder's ratings of not less than A- and a financial rating of at least VII, as rated in the most current available "Best's" insurance reports, or the then equivalent thereof, and licensed to do business in New York State and authorized to issue such policies. All such insurance shall have a term of not less that one (1) year. Upon failure of Tenant to procure, maintain and place such insurance and pay all premiums and charges therefor, Landlord may (but shall not be obligated to) do so, provided that Landlord and Tenant shall each notify the other promptly upon learning of any such failure and provided further than Landlord shall afford Tenant ten (10) days within which to cure any such failure unless such ten (10) day cure period would expose Landlord to any liability, penalty or other burden. Landlord and Tenant shall each notify the other promptly upon learning of any failure by Landlord to procure any insurance required to be maintained by Landlord hereunder. If Landlord elects to procure such insurance as aforesaid, Tenant shall pay the amount thereof to Landlord as Additional Rent within fifteen (15) Business Days after demand therefor. All policies of insurance procured by Tenant shall contain endorsements providing that (a) the insurance company shall give to Landlord and each Superior Lessor and

Mortgagee as to which Landlord has previously delivered the names and addresses to Tenant, thirty (30) days' prior notice with respect to any such policy being cancelled, allowed to lapse or materially changed; and (b) Tenant shall be solely responsible for the payment of premiums therefor notwithstanding that Landlord is named as an additional insured. Duly executed certificates of insurance (including evidence of the waivers of subrogation required pursuant to Section 17.6) or, if required by Landlord or a Superior Lessor or Mortgagee, original policies (or certified copies thereof), together with reasonably satisfactory evidence of payment of the premiums therefor, shall be delivered to Landlord on or before the Commencement Date. Any endorsements to any such policies specifically relating to the Building or the Premises shall also be so deposited upon issuance thereof and each renewal or replacement of a policy shall be so deposited prior to the expiration of such policy. Tenant shall not carry any separate or additional insurance concurrent in form or contributing in the event of any loss or damage with any insurance required to be maintained by Tenant under this Lease. Further, all policies of insurance procured by Tenant shall be written as primary policies not contributing with nor in excess of coverage that Landlord may carry.

         17.4. All insurance procured by Tenant or its contractors or subcontractors under this Article 17 shall be issued in the name of Tenant and for the benefit of Tenant and with respect to the "all risk" insurance policy and the Commercial General Liability Insurance policy, Tenant (and it contractors and subcontractors) shall name Landlord (and each general partner or venturer or member thereof in the event Landlord is a partnership or joint venture or limited liability company), as an additional insured and, unless Landlord otherwise requests, each Superior Lessor and its agent, if any, and each Mortgagee, as additional insureds as their respective interests may appear, and shall contain an endorsement that each of Landlord, and any Superior Lessor and Mortgagee, although named as additional insureds, nevertheless shall continued to be named as such additional insured under said policies for so long as such policies are in effect for any loss or damages occasioned to it, its respective agents, employees, contractors, directors, shareholders, partners and principals (disclosed or undisclosed) by reason of the negligence, acts or omissions of Tenant, its servants, agents and employees.

         17.5. Except as otherwise expressly set forth herein, none of the Special Initial Work, the Special Tenant Changes nor any Tenant's Property shall be insured by Landlord under Landlord's insurance policies nor shall Landlord be required under Article 30 or any provision of this Lease to either reinstall, restore, repair or replace any thereof. If Landlord is required or elects to repair or reconstruct the Premises under the provisions of Article 30 hereof, Landlord shall so rebuild the Base Building Work within the Premises (exclusive of any portion thereof theretofore removed by Tenant with Landlord's prior written consent), the Tenant Initial Work and all Tenant Changes.

         17.6. Landlord and Tenant shall each endeavor to secure an appropriate clause in, or an endorsement upon, each "all risk" insurance policy obtained by it and covering the Building, the Premises, the Tenant Initial Work (including Special Initial Work), Tenant Changes (including Special Tenant Changes), Tenant's Property or any other the personal property, fixtures and equipment located in or on the Premises, pursuant to which the respective insurance companies waive subrogation or permit the insured, prior to any loss, to agree with a third party to waive any claim it might have against said third party. The waiver of subrogation or permission for waiver of any claim hereinbefore referred to shall extend to the agents of each party and its employees and, in the case of the waiver or permission in or upon any of Tenant's insurance policies, shall also extend to all other Persons occupying or using the Premises in accordance with the terms of this Lease. If and to the extent that such waiver or permission can be obtained only upon payment of an additional charge, then the party benefiting from the waiver or permission shall pay such charge upon demand, or shall be deemed to have agreed that the party obtaining the insurance coverage in question shall be free of any further obligations under the provisions hereof relating to such waiver or permission.

         Each party hereby releases the other with respect to any claim (including a claim for negligence) which it might otherwise have against the other party for loss, damage or destruction with respect to its property by fire or casualty (including rental value or business interruption) occurring during the term of this Lease to the extent to which such party is insured under a policy containing a waiver of subrogation or permission for waiver. If, notwithstanding the recovery of insurance proceeds by either party for loss, damage or destruction of its property (or rental value or business interruption), the other party is liable to the first party with respect thereto or is obligated under this Lease to make replacement, repair or restoration, then provided the first party's, right of full recovery under its insurance policies is not thereby prejudiced or otherwise adversely affected, the amount of the net proceeds of the first party's insurance against such loss, damage or destruction shall be offset against the second party's liability to the first party therefor, or shall be made available to the second party to pay for replacement, repair or restoration, as the case may be.

                                   ARTICLE 18

                                TENANT'S PROPERTY

       18.1. Notwithstanding anything hereinbefore contained to the contrary, provided Tenant complies with applicable Legal Requirements and all applicable Insurance Requirements, Tenant shall have the right, at its expense, to install, maintain and operate such moveable machinery or equipment including, without limitation, telecommunication equipment, data processing equipment and trade fixtures as may be required for the proper conduct of Tenant's business, except that if any thereof or the installation of any thereof shall require alterations, or shall materially adversely affect electrical, mechanical, HVAC or other Building systems, or if any bulky machinery or equipment which shall block all or a major portion of any window of the Premises shall be visible from outside the Premises (including, without limitation, main-frame computers but excluding machinery and equipment used in the Premises such as desks, telephones, personal computers and other similar moveable office equipment and furniture), Landlord's prior written consent, if any, in accordance with and in compliance with Article 15 shall be required, which consent shall not be unreasonably withheld. If Landlord shall fail to respond to a request made by Tenant to install any such item within ten (10) Business Days after receiving such request, Landlord's failure to respond shall be deemed to mean that Landlord has approved such installation. Subject to the provisions of this Article, any and all such movable machinery or equipment including, without limitation, telecommunication equipment, data processing equipment and trade fixtures installed by Tenant and all furniture, furnishings and other items of personal property (sometimes herein collectively called "Tenant's Property" shall remain personalty notwithstanding the fact that same may be affixed or attached to the realty, and shall, during the Term or any extension or renewal thereof, belong to and be removable by Tenant, provided that Tenant shall comply with, and Tenant's Property shall be subject to, the provisions of Section 18.2 hereof.

       18.2. To the extent Tenant has not previously ascertained pursuant to
Section 15.1(c), Tenant shall ascertain from Landlord at least sixty (60) days (or such other reasonable period under the circumstances if the Term shall end earlier) prior to the end of the Term whether Landlord chooses to have any of Tenant's Property installed by Tenant and constituting Special Tenant Changes or Special Initial Work removed from the Premises and if Landlord shall so desire, Tenant shall, on or prior to the end of the Term hereof, remove such indicated items and restore the affected portion of the Premises to good order, condition and repair. All Tenant's Property constituting Special Tenant Changes or Special Initial Work (except such of those items which Landlord expressly agrees are to remain in the Premises and become the property of Landlord), remaining within the Premises after the expiration of such Term or sooner termination thereof and after Tenant is no longer in possession of the Premises shall, at Landlord's option, either (a) become the property of Landlord, free of any claim by Tenant or any person claiming through Tenant, or (b) be removed and disposed of by Landlord, at Tenant's cost and expense, without further notice to or demand upon Tenant. Tenant's obligations under this Section shall survive the expiration or sooner termination of the Term hereof provided that Landlord shall notify Tenant of any obligation under this Section 18.2 within six (6) months following the expiration or sooner termination of the Term.

                                   ARTICLE 19

                             REPAIRS AND MAINTENANCE

       19.1. (a) Subject to the provisions of Section 19.2 and Article 21 hereof, Tenant shall at its expense, throughout the Term of this Lease, take good care of and maintain in good order and condition the Premises, the Tenant Initial Work, all Tenant Changes and all Tenant's Property. Tenant shall be responsible for all repairs (and the cost thereof), whether interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen, in and to the Premises, the Tenant Initial Work, all Tenant Changes and all Tenant's Property, unless such repairs are required as a result of the negligent acts or omissions of Landlord or any Landlord's

Parties. With respect to the Building systems serving the Premises, Tenant shall be responsible for (i) repair and maintenance of Tenant's internal air-distribution system to the point at which the same connects to the main distribution duct for the Premises, (ii) repair and maintenance of the internal electrical system to the panel box serving the Premises and any meter or other wiring, conductor or equipment installed in connection with Tenant's direct electricity service, and (iii) repair and maintenance of all plumbing fixtures and lines in and serving the Premises to the point at which the same join the main vertical plumbing risers of the Building. All such repairs and maintenance with respect to such Building systems shall be performed by a contractor retained by Tenant and reasonably approved by Landlord or, at Landlord's election, by Landlord with the actual cost thereof to Landlord being payable by Tenant as Additional Rent within ten (10) days after rendition by Landlord of any bill(s) pertaining thereto. Tenant, at its expense, shall promptly replace all scratched, damaged or broken doors, windows and glass in and about the Premises and shall be responsible for all repairs, maintenance and replacement of wall and floor coverings in the Premises unless such repair is caused by the negligent acts or omissions of Landlord or any Landlord Parties. All repairs in and to the Premises for which Tenant is responsible shall be promptly performed by Tenant in a manner which will not unreasonably interfere with the use of the Building by others.

                (b) All damage or injury to the Building and the facilities and systems thereof to the extent the same arise out of (i) the installation, use or operation of Tenant's Property, or (ii) the moving of Tenant's Property in or out of the Building, shall be repaired, restored or replaced promptly by Tenant at its sole cost and expense to the reasonable satisfaction of Landlord. All repairs, restorations and replacements made by Tenant under this Section 19.1 shall be in quality and class equal to the work or installations existing immediately prior to such damage. Any repairs in or to the Building and the facilities and systems thereof for which Tenant is responsible (other than repairs required to be performed by Tenant pursuant to Section 19.1(a)) shall be performed by Landlord at Tenant's reasonable expense. Landlord may, at its option, before commencing any such work or at any time thereafter if such work costs in excess of One Hundred Fifty Thousand Dollars ($150,000), require Tenant, if reasonable under the circumstances, to furnish to Landlord such security, in form and amount as Landlord shall reasonably deem necessary to assure the payment of such work by Tenant; it being agreed, however, that Landlord shall have no right to require the foregoing security from Tenant if Empire HealthChoice, Inc. d/b/a Empire Blue Cross Blue Shield (or any successor thereto) and its Affiliates or permitted successor corporation shall be occupying at least fifty percent (50%) of the Premises prior to the commencement of such work.

          19.2. (a) Landlord shall maintain and operate the Building in conformance with standards applicable to first-class office buildings. All repairs made by Landlord shall be diligently performed in a good and workmanlike manner and Landlord shall use reasonable efforts to minimize interference with Tenant's business, and otherwise perform such repairs in accordance with, and subject to, the provisions of this Lease.

                (b) Except for those repairs for which Tenant is responsible pursuant to the terms hereof and subject to the terms of Section 19.1(a) and
Article 21, Landlord shall, at its expense (subject to the provisions of Article 3 hereof), make all necessary repairs, interior and exterior, structural or nonstructural to keep the Building, including, without limitation, the Building's mechanical, electrical, plumbing, sanitary, heating, ventilating and air-conditioning systems, including all components of such systems servicing the Premises and other service systems of the Building (including the Class E systems and risers of the sprinkler system) in conformance with standards applicable to first-class office buildings, unless such repairs are required as a result of the negligent acts or omissions of Tenant or any of Tenant's Parties, in which event, the cost thereof shall be born by Tenant and paid as Additional Rent within ten (10) Business Days after Landlord's demand therefor.

                (c) Upon prior notice from Tenant received within twelve (12) months after the date when the item of Base Building Work in question has been substantially completed (or a longer period if and to the extent Landlord is covered for the cost of such repair under a warranty), Landlord shall at Landlord's expense repair any latent defects in such item of the Base Building Work.

          19.3. Tenant shall give Landlord prompt notice of any defective condition in any plumbing, heating or electrical lines located in, servicing or passing through the Premises which Landlord is responsible for repairing of which Tenant has actual knowledge. Following such notice Landlord shall remedy the conditions, but at the expense of Tenant if Tenant is responsible for same under the provisions of this Article. If Landlord shall fail (other than for reasons of force majeure) to commence and thereafter diligently prosecute to completion any of the repairs that it is obligated to perform pursuant to this Article 19 within ten (10) Business Days, after Landlord receives notice thereof from Tenant (or within two (2) Business Days, if such repair is of the nature that the failure to make the same shall prevent Tenant from conducting its business in the Premises, or any portion thereof and Tenant's notice so specifies), then in addition to any other right or remedy Tenant may have under this Lease, Tenant may, at its election, and without further notice to Landlord, perform the repair, at Landlord's sole but reasonable expense, subject, however, to Landlord's right to dispute any such claim that it has failed to commence such repair and a resolution of such dispute. Landlord shall reimburse Tenant for any amounts expended by Tenant under this Article within ten (10) days after demand, which demand shall be accompanied by appropriate documentation reasonably showing the cost of such repairs or if Landlord shall fail to reimburse Tenant as aforesaid, Tenant may offset such amount against the next accruing monthly installment(s) of Fixed Rent. Notwithstanding anything to the contrary contained in Section 33.1 hereof, any notice or other communication required or permitted to be given, rendered or made by Tenant under this Section 19.3 shall be deemed to have been properly given, rendered or made only if also deliverzd by the means described in Section 33.1(a) or (c) hereof to the office of the Building manager or the office of the assistant Building manager, at the address set forth below:

                       Nine Metrotech Center South
                       Brooklyn, New York 11201
                       Attention: Building Manager

         19.4. Except as otherwise expressly provided in this Lease, Landlord shall have no liability to Tenant, nor shall Tenant's covenants and obligations under this Lease be reduced or abated in any manner whatsoever, by reason of any inconvenience, annoyance, interruption or injury arising from Landlord's making any repairs or changes which Landlord is required or permitted by this Lease, or required by Legal Requirements, to make in or to the Building or any part thereof.

                                   ARTICLE 20

                              RULES AND REGULATIONS

         20.1. Tenant and all Tenant Parties shall faithfully observe and comply in all material respects with the rules and regulations set forth on Exhibit Q annexed hereto and made a part hereof and such other and further reasonable rules and regulations as Landlord, in the exercise of its reasonable business judgment, may from time to time adopt (collectively, the "Rules and Regulations"); provided, however, that in case of any conflict or inconsistency between the provisions of this Lease and any of the Rules and Regulations, the provisions of this Lease shall control.

         20.2. Landlord agrees that any amendments or additions to the Rules and Regulations hereafter adopted by Landlord shall not materially and adversely affect the conduct of Tenant's business in the Premises or any portion thereof or materially and adversely impair access to the Premises, the lobby of the Building servicing the Premises or the Building loading docks. Landlord shall enforce the Rules and Regulations in a nondiscriminatory manner and Landlord agrees that it shall not enforce against Tenant any Rule or Regulation that it shall not then be enforcing against any other tenant or occupant of the Building or otherwise impose any additional Rule or Regulation solely against Tenant without imposing the same against other tenants or occupants of the Building. Nothing in this Lease contained shall be construed to impose upon Landlord, any duty or obligation to enforce the Rules and Regulations against Tenant or any other tenants or occupants and Landlord shall not be liable to Tenant for violation of the Rules and Regulations by any other tenant or occupant or their respective employees, agents, invitees or licensees.

        20.3. Any dispute between Landlord and Tenant regarding amendments or additions to the Rules and Regulations shall be resolved by arbitration pursuant to Article 35 hereof.

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

                                   ARTICLE 21

                     COMPLIANCE WITH LAWS; MECHANIC'S LIENS

         21.1. Tenant shall give prompt notice to Landlord of any notice it receives of the violation of any Legal Requirement applicable to the Premises.

         21.2. Tenant shall:

               (a) at Tenant's expense, comply with all Legal Requirements and Insurance Requirements which, in respect of the Premises or the use or occupancy thereof, and

               (b) be responsible for the costs of complying with all Legal Requirements and Insurance Requirements which, in respect of any other part of the Real Property,

shall impose any violation upon Landlord or Tenant or any other Person to the extent arising from or in connection with (i) Tenant's particular use or manner of use of the Premises, (ii) the Tenant Initial Work, Tenant Changes or Tenant's Property or any installations, equipment or other property installed or placed therein by or on behalf of Tenant, (iii) any cause or condition created by or at the instance of Tenant, or (iv) any breach of any of Tenant's obligations hereunder, whether or not such compliance requires work which is structural or non-structural, ordinary or extraordinary, foreseen or unforeseen; and Tenant shall pay all the costs, expenses, fines, penalties and damages which may be imposed upon Landlord or any Superior Lessor or Mortgagee by reason of or arising out of Tenant's failure to fully and promptly comply with and observe the provisions of this Section 21.2. Landlord, at Landlord's cost and expense (subject to the provisions of Article 3), shall comply with all other Legal Requirements and Insurance Requirements with respect to the Premises, the Building and/or the Land.

         21.3. Unless Landlord is contesting the same, Tenant, at its expense, after notice to Landlord, may contest by appropriate proceedings prosecuted diligently and in good faith, the validity, or applicability to the Premises, the Building and/or the Land of any Legal Requirement with which Tenant must comply pursuant to the terms of this Article using counsel selected by Tenant and reasonably acceptable to Landlord, provided that (a) Landlord shall not be subject to criminal penalty or to prosecution for a crime, nor shall the Premises or any part thereof or the Building or the Land, or any part thereof, be subject to being condemned or vacated, nor shall the Building or the Land, or any part thereof, be subjected to any lien or encumbrance or threat of lien or sale, by reason of noncompliance or otherwise by reason of such contest; (b) Tenant shall indemnify Landlord against all liability for damages, interest, fines, penalties and expenses (including reasonable attorneys' fees and expenses), resulting from or incurred in connection with such contest or noncompliance; (c) such noncompliance or contest shall not constitute or result in any violation of any Superior Lease or Mortgage or any other agreement affecting the Land, the Building or the Project, or if such lease and/or mortgage shall permit such noncompliance or contest on condition of the taking of action or furnishing of security by Landlord, such action shall be taken and such security shall be furnished at the expense of Tenant; (d) before commencing such contest Tenant shall deliver a surety bond issued by a surety company of recognized responsibility or other security reasonably acceptable to Landlord, indemnifying and protecting Landlord against any liability, loss or injury by reason of such contest; and (e) such contest or noncompliance shall not materially adversely affect Tenant's ability to obtain any and all Permits required or necessary in connection with its use and occupancy of the Premises or Landlord's ability to obtain any and all Permits required or necessary in connection with the operation of the Building or any work to be done by other tenants. Tenant shall keep Landlord advised as to the status of such proceedings on a regular basis.

         21.4. All work required to be performed in the Premises pursuant to this Article shall be performed by Tenant in accordance with Article 15 hereof. All work required to be performed outside the Premises pursuant to this Article shall be performed by Landlord, at Tenant's reasonable expense.

         21.5. (a) If any mechanic's, laborer's, vendor's, materialman's or similar statutory lien shall be filed against the Premises or the Building or any part thereof for work claimed to have been done for or for materials claimed to have been furnished to Tenant (in connection with any Tenant Change or otherwise) or for any other action or omission claimed to have been made by Tenant, the same shall be discharged by Tenant, by either payment or by bond or otherwise, at the sole cost of Tenant, within thirty (30) days following the notice to Tenant of the filing of such lien, and Tenant shall provide satisfactory proof of such discharge, to Landlord. In the event such lien is not bonded or discharged timely as aforesaid, Landlord may discharge same for the account of and at the expense of Tenant and Tenant shall reimburse Landlord for all costs, disbursements, fees and expenses incurred in connection with so bonding or discharging said lien within fifteen (15) days after demand and receipt of reasonable evidence that such costs, disbursements, fees and expenses have been paid. Notice is hereby given that Landlord shall not be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and that no mechanic's lien or other lien for any such labor or materials shall attach to or affect the reversion or other estate or interest of Landlord in and to the Premises.

                                   ARTICLE 22

                              ESTOPPEL CERTIFICATE

         22.1. Tenant, at any time, and from time to time, upon at least (10) Business Days' prior notice by Landlord, shall execute, acknowledge and deliver to Landlord, the ground lessor under the Ground Lease, any Superior Lessor, Mortgagee, prospective mortgagee, prospective purchaser of the Land, the Building or the Ground Lease or any interest in Landlord or any member of Landlord and/or any other similar person, firm, corporation or entity reasonably specified by Landlord (each a "Recipient") a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the Fixed Rent and Additional Rent have been paid, stating whether or not there exist any defaults by Landlord under this Lease known to Tenant, and, if so, specifying each such default and stating or certifying any other matters reasonably requested by Landlord or such Recipient in connection with this Lease.

         22.2. Landlord, at any time, and from time to time, upon at least (10) Business Days' prior notice by Tenant, shall execute, acknowledge and deliver to Tenant, any prospective assignee or subtenant and/or any other similar Recipient reasonably specified by Tenant, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating whether or not there exist any defaults by Tenant under this Lease known to Landlord, and, if so, specifying each such default and stating or certifying any other matters reasonably requested by Tenant or Recipient in connection with this Lease.

                                   ARTICLE 23

                                    HOLDOVER

         23.1. The parties recognize and agree that the damage to Landlord resulting from any failure by Tenant to timely surrender possession of the Premises upon the expiration or other termination of the Term will be substantial, will exceed the amount of the monthly installments of the Fixed Rent and the Additional Rent theretofore payable hereunder and will be impossible to accurately measure. Tenant therefore agrees that if possession of the Premises is not surrendered to Landlord within twenty-four (24) hours after the Expiration Date, in addition to any other rights or remedies Landlord may have hereunder or at law, Tenant shall pay to Landlord for each month and for each portion of any month during which Tenant holds over in the Premises after the Expiration Date, a sum equal to the greater of (a) one and one-half (1 1/2) times the aggregate of that portion of the Fixed Rent and all of the Additional Rent which was payable under this Lease for the last full calendar month of the Term, and (b) the then fair market value of the Premises, as reasonably determined by Landlord. Nothing herein contained shall be deemed to permit Tenant to retain possession of the Premises after the Expiration Date and no acceptance by Landlord of payments from Tenant after the Expiration Date shall be deemed to be other than on account of the amount to be paid by Tenant in accordance with the provisions of this Article. Tenant's obligations under this Article shall survive the expiration or earlier termination of this Lease. Tenant expressly waives, for itself and for any person claiming through or under Tenant, any rights which Tenant or any such person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any successor law of like import then in force in connection with any holdover summary proceedings which Landlord may institute to enforce the foregoing provisions of this Article.

         23.2. If Tenant shall hold over or remain in possession of any portion of the Premises beyond the Expiration Date, Tenant shall be subject to summary proceeding and all damages related thereto. All damages to Landlord by reason of such holding over by Tenant may be the subject of a separate action and need not be asserted by Landlord in any summary proceedings against Tenant.

                                   ARTICLE 24

                            CONDITIONS OF LIMITATION

         24.1. This Lease and the term and estate hereby granted are subject to the limitation that (a) whenever Tenant or any Guarantor shall make an assignment for the benefit of creditors or shall file a voluntary petition under any bankruptcy or insolvency law, or (b) whenever an involuntary petition shall be filed or an involuntary proceeding shall be commenced against Tenant or any Guarantor, or (c) whenever a permanent receiver of Tenant, Guarantor or of or for the property of Tenant or Guarantor, shall be appointed, then Landlord (i) if such event occurs without the acquiescence of Tenant or Guarantor, as the case may be, at any time after the event continues for one hundred twenty (120) days, or (ii) in any other case at any time after the occurrence of such event, may give Tenant a notice of intention to end the Term at the expiration of five
(5) days from the date of service of such notice of intention, and upon the expiration of said five (5) day period, this Lease and the Term and estate hereby granted, whether or not the Term shall theretofore have commenced, shall terminate with the same effect as if that day were the Expiration Date of this Lease, but Tenant shall remain liable for damages as provided in Article 26. As used in this Section 24.1, the term "bankruptcy or insolvency law" shall include the reorganization or arrangement or compromise provisions thereof.

         24.2. This Lease and the Term and estate hereby granted are subject to the further limitations that if any of the following events shall occur (an "Event of Default"):

               (a) Tenant shall fail to pay any of the Fixed Rent or the Additional Rent within five (5) days after notice from Landlord stating that such Rent is due, or

               (b) Tenant shall, whether by action or inaction, fail to perform any of its obligations under this Lease (other than a default in the payment of the Fixed Rent or the Additional Rent) and such default shall continue and not be remedied as soon as practicable and in any event within thirty (30) days after Landlord shall have given to Tenant a notice specifying the same, or, in the case of a default which cannot with due diligence be cured within a period of thirty (30) days and the continuance of which for the period required for cure will not (i) subject Landlord or any Superior Lessor or any Mortgagee to prosecution for a crime or any other tine or charge, (ii) subject the Premises or any part thereof or the Building or Land, or any part thereof, to being condemned or vacated, (iii) subject the Building or the Land, or any part thereof, to any lien or encumbrance which will not be removed and discharged in accordance with the express terms of this Lease, or (iv) result or be likely to result in the termination of any Superior Lease or foreclosure of any Mortgage, if Tenant shall not (x) within said thirty (30) day period acknowledge the existence of such default and advise Landlord of Tenant's intention to take all steps necessary to remedy such default, (y) duly commence within said thirty
(30) day period and thereafter diligently prosecute to completion all steps necessary to remedy the default and (z) complete such remedy within a reasonable time after the date of said notice to Tenant, or

               (c) Tenant shall abandon the Premises (and the fact that any of Tenant's Property) remains in the Premises shall not be conclusive evidence that Tenant has not abandoned the Premises), or

               (d) a default shall occur and continue beyond any applicable grace or cure period, if any, under any guaranty executed and delivered on behalf of Tenant in connection with or with respect to this Lease, then in any of said cases Landlord may give to Tenant a notice of intention to end the Term of this Lease at the expiration of five (5) days from the date of the service of such notice of intention, and upon the expiration of said five
(5) days this Lease and the Term and estate hereby granted, whether or not the Term shall theretofore have commenced, shall terminate with the same effect as if that day was the day herein definitely fixed for the end and expiration of this Lease, but Tenant shall remain liable for damages as provided in Article 26.

         24.3. Nothing in this Article 24 shall be deemed to require Landlord to give the notices therein provided for prior to the commencement of a summary proceeding for nonpayment of rent or a plenary action for recovery of rent on account of any default in the payment of the same it being intended that such notices are for the sole purpose of creating a conditional limitation hereunder pursuant to which this Lease shall terminate and if Tenant thereafter remains in possession after such a termination it shall do so as a holdover tenant.

         24.4. (a) If Tenant shall have assigned its interest in this Lease, and this Lease shall thereafter be disaffirmed or rejected in any proceeding under the United States Bankruptcy Code or under the provisions of any Federal, state or foreign law of like import, or in the event of termination of this Lease by reason of any such proceeding, the assignor or any of its predecessors in interest under this Lease, upon request of Landlord given within ninety (90) days after such disaffirmance or rejection shall (i) pay to Landlord all of the Fixed Rent and the Additional Rent then due and payable to Landlord under this Lease to and including the date of such disaffirmance or rejection and (ii) enter into a new lease as lessee with Landlord of the Premises for a term commencing on the effective date of such disaffirmance or rejection and ending on the Expiration Date at the same Fixed Rent and Additional Rent and upon the then executory terms, covenants and conditions as are contained in this Lease, except that the rights of the lessee under the new lease shall be subject to any possessory rights of the assignee in question under this Lease and any rights of person claiming through or under such assignee, (y) such new lease shall require all defaults existing under this Lease to be cured by the lessee with reasonable diligence to the extent such defaults are capable of being cured, and (z) such new lease shall require the lessee to pay all of the Additional Rent which, had this Lease not been disaffirmed or rejected, would have become due after the effective date of such disaffirmance or rejection with respect to any prior period. If the lessee shall fail or refuse to enter into the new lease within ten (10) days after the Landlord's request to do so, then in addition to all other rights and remedies by reason of such default under this Lease, at law, or in equity, Landlord shall have the same rights and remedies against the lessee as if the lessee had entered into such new lease and such new lease had thereafter been terminated at the beginning of its term by reason of the default of the lessee thereunder.

               (b) If pursuant to the Bankruptcy Code Tenant is permitted to assign this Lease in disregard of the restrictions contained in Article 7 (or if this Lease shall be assumed by a trustee), the trustee or assignee shall cure any default under this Lease and shall provide adequate assurance of future performance by the trustee or assignee including (i) of the source of payment of rent and performance of other obligations under this Lease (for which adequate assurance shall mean the deposit of security reasonably satisfactory to Landlord with Landlord in an amount equal to the sum of six (6) calendar months' Fixed Rent then reserved hereunder plus an amount equal to all of the Additional Rent payable under Article 3 and other provisions of this Lease for the six (6) calendar months preceding the year in which such assignment is intended to become effective, which deposit shall be held by Landlord, in an interest bearing account, for the balance of the Term as security for the full and faithful performance of all of the obligations under this Lease on the part of Tenant yet to be performed and that any such assignee of this Lease shall have a net worth exclusive of good will computed in accordance with generally accepted accounting principles, equal to at least five (5) times the aggregate of the annual Fixed Rent reserved hereunder plus all of the Additional Rent for the preceding calendar year as aforesaid) and (ii) that the use of the Premises shall in no way diminish the reputation of the Building as a first-class office building or impose any additional burden upon the Building or increase (other than to a de minimis extent) the services to be provided by Landlord. If all defaults are not cured and such adequate assurance is not provided within sixty
(60) days after there has been an order for relief under the Bankruptcy Code (or such longer period of up to one hundred twenty (120) days as the bankruptcy court will permit), then this Lease shall be deemed rejected. Tenant or any other person in possession shall vacate the Premises, and Landlord shall be entitled to retain any rent or security deposit previously received from Tenant and shall have no further liability to Tenant or any person claiming through Tenant or any trustee. If Tenant received or is to receive any valuable consideration for such an assignment of this Lease, such consideration, after deducting therefrom (A) the brokerage commissions, reasonable attorneys' fees and disbursements and advertising expenses actually paid by Tenant to independent third parties in connection with such assignment, (B) the amount of any transfer gains or similar taxes payable by Tenant by reason of such assignment, and (C) any portion of such consideration reasonably designated by the assignee as paid for the purchase of Tenant's Property in the Premises, shall, to the extent of any losses suffered by Landlord hereunder (i.e., the failure of

Landlord to receive the benefits to which Landlord is or may be entitled under the terms of this Lease, including, without limitation, all accrued but unpaid Rent under this Lease or interest on any amounts not paid when due hereunder), be and become the sole and exclusive property of Landlord and shall be paid over to Landlord directly by such assignee.

               (c) If Tenant's trustee, Tenant or Tenant as debtor-in-possession assumes this Lease and proposes to assign the same (pursuant to Title 11 U.S.C.
Section 365, as the same may be amended) to any Person, including, without limitation, any individual partnership or corporate entity, who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to the trustee, Tenant or Tenant as debtor-in-possession, then notice of such proposed assignment, setting forth (i) the name and address of such Person, (ii) all of the terms and conditions of such offer, and (iii) the adequate assurance to be provided Landlord to assure such Person's future performance under the lease, including, without limitation, the assurances referred to in Title 11 U.S.C. Section 364(b)(3) (as the same may be amended), shall be given to Landlord by the trustee, Tenant or Tenant as debtor-in-possession no later than twenty (20) days after receipt by the trustee, Tenant or Tenant as debtor-in-possession of such offer, but in any event no later than ten (10) days prior to the date that the trustee, Tenant or Tenant as debtor-in-possession shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to the trustee, Tenant or Tenant as debtor-in-possession, given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such Person, less any brokerage commissions which may be payable out of the consideration to be paid by such Person for the assignment of this Lease.

         24.5. Tenant, on behalf of itself and any and all persons claiming through or under Tenant, does hereby waive and surrender all right and privilege which it, they or any of them might have under or by reason of any present or future law, to redeem the Premises or to have a continuance of this Lease after being dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the termination of this Lease as provided in this Lease.

                                   ARTICLE 25

                               REENTRY BY LANDLORD

         25.1. If this Lease shall terminate as provided in Article 24,

               (a) Landlord or Landlord's agents or employees may immediately or at any time thereafter reenter the Premises, or any part thereof, either by summary dispossess proceedings or by any other suitable action or proceeding at law or otherwise (without being liable to indictment, prosecution or damages therefore) and may repossess the same and dispossess Tenant and any other person(s) from the Premises and may remove Tenant or any and all of their property and effects therefrom, without liability for damages thereto or accountability therefore to the end that Landlord may have, hold and enjoy the Premises, provided however, in no event, shall any such reentry be deemed an acceptance of surrender under this Lease; and

               (b) Landlord, at its option, may relet the whole or any portion(s) of the Premises from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for such term or terms ending before, or on or after the date originally provided herein as the Expiration Date, at such rentals and upon such other conditions, which may include concessions and free rent period, as Landlord in its sole discretion may reasonably determine. Landlord shall have no obligation to relet the Premises or any portion thereof and shall in no event be liable for refusal or failure to relet the Premises or any portion thereof or, in the event of any such reletting, for failure to collect any rent due upon such reletting, and no such refusal or failure shall operate to release or relieve Tenant from any liability under this Lease or otherwise to affect such liability. Further, Landlord may make such repairs, improvements, alterations, additions, decorations and other physical changes in and to the Premises as Landlord in its sole discretion considers reasonably advisable or necessary in connection with any such reletting or proposed reletting, without releasing or relieving Tenant from any liability under this Lease or otherwise affecting any such liability, provided, however, if Landlord shall make any repairs, improvements, alterations, additions, decorations or other physical changes in and to the Premises in connection with such reletting or proposed reletting which are of a standard greater than the standard which existed in the Premises immediately prior to the date of reentry or the

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

termination of this Lease, then Tenant shall not be liable for the increased costs of such repairs, improvements, alterations, additions, decorations or other physical changes.

         The word "reenter" (and grammatical variants thereof) as used herein, is not restricted to its technical legal meaning. If this Lease is terminated under the provisions of Article 24, or if Landlord shall reenter the Premises under the provisions of this Article, or in the event of the termination of this Lease, or reentry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Tenant shall thereupon pay to Landlord the Fixed Rent and the Additional Rent payable up to the time of such termination of this Lease or of such recovery of possession of the Premises by Landlord, as the case may be, and shall also pay to Landlord damages as provided in Article 26.

         25.2. In the event of a breach or threatened breach (if threatened in writing) by Tenant of any of its obligations under this Lease, Landlord shall also have the right of injunction. The special remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any other remedies to which Landlord may lawfully be entitled at any time and Landlord may invoke any remedy allowed at law or in equity as if specific remedies were not provided for herein.

         25.3. If this Lease shall terminate under the provisions of Article 24, or if Landlord shall reenter the Premises under the provisions of this Article, or in the event of the termination of this Lease, or of reentry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Landlord shall be entitled to retain all monies, if any, paid by Tenant to Landlord, whether as advance rent, security or otherwise, but such monies shall be credited by Landlord against any of the Fixed Rent or the Additional Rent due from Tenant at the time of such termination or reentry or, at Landlord's option, against any damages payable by Tenant under Article 26 or pursuant to law.

                                   ARTICLE 26

                                     DAMAGES

         26.1. If this Lease is terminated under the provisions of Article 24, or if Landlord shall reenter the Premises under the provisions of Article 25, or in the event of the termination of this Lease, or of reentry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of the Tenant, Tenant shall pay to Landlord as damages, at the election of Landlord, either:

               (a) a sum which at the time of such termination of this Lease or at the time of any such reentry by Landlord, as the case may be, represents the then value of the excess, if any, of (i) the aggregate amount of the Fixed Rent and the Additional Rent which would have been payable by Tenant (conclusively presuming the average monthly Additional Rent to be the same as was payable for the last twelve (12) calendar months, or if less than twelve (12) calendar months have then elapsed since the Rent Commencement Date, for all of the calendar months which have elapsed since the Rent Commencement Date) for the period commencing with such earlier termination of this Lease or the date of any such reentry, as the case may be, and ending with the date contemplated as the Expiration Date if this Lease had not so terminated or if Landlord had not so reentered the Premises, over (ii) the aggregate rental value of the Premises for the same period, both discounted to present value at a rate per annum equal to the then current interest rate on U.S. Treasury bills having maturities approximating as closely as practicable the balance of the Term then remaining, less any amount collected by Landlord as damages hereunder as Rent for the same period; or

               (b) sums equal to the Fixed Rent and the Additional Rent which would have been payable by Tenant had this Lease not so terminated, or had Landlord not so reentered the Premises, payable upon the due dates therefor specified herein following such termination or such reentry and until the date contemplated as the Expiration Date if this Lease had not so terminated or if Landlord had not so reentered the Premises, provided, however, that if Landlord shall relet the Premises during said period, Landlord shall credit Tenant with the net rents received by Landlord from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such reletting the expenses incurred or paid by Landlord in terminating this Lease or in reentering the Premises and in securing possession thereof, as well as the reasonable expenses of reletting, including, without limitation, altering and preparing the Premises for new tenants, reasonable brokers' commissions, legal fees and all other reasonable expenses properly chargeable against the Premises and the rental therefrom, it being understood that any such reletting may be for a period shorter or longer than the remaining Term, but in no event shall Tenant be entitled to receive any excess of such net rents, over the sums payable by Tenant to Landlord hereunder, nor shall Tenant be entitled in any suit for the collection of damages pursuant to this subdivision to a credit in respect of any net rents from a reletting, except to the extent that such net rents are actually received by Landlord. If the Premises or any part thereof should be relet in combination with other space, then proper apportionment on a rentable square foot basis shall be made of the rent received from such reletting and of the expenses of reletting.

         Supplementing the foregoing, (i) if this Lease is terminated under the provisions of Article 24, or (ii) if Landlord shall reenter the Premises under the provisions of Article 25, or (iii) in the event of the termination of this Lease, or of reentry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of the Tenant, or (iv) if Tenant is in default of its obligation under Section 1.3(a)(iv) hereof, then, in any such event, (a) Landlord shall have the right to draw down the Letter of Credit pursuant to Article 43, (b) the aggregate Fixed Rent described in Section 1.3 (a)(iv) shall be accelerated, and Tenant shall pay to Landlord the excess of any portion of the Fixed Rent described in Section 1.3(a)(iv) then payable for the balance of the Term over the proceeds drawn from the Letter of Credit, and (iii) Tenant shall pay to Landlord an amount equal to any breakage fee incurred by Landlord in connection with the Tenant Initial Work Allowance Proceeds (including, without limitation and by way of example, yield maintenance fees due in connection with any hedge instrument).

         If this Lease is terminated for Tenant's default prior to the Commencement Date, then for the purposes of this Article 26, this Lease shall be deemed to have commenced on the day prior to the date of such termination.

         If the Premises or any part thereof be relet by Landlord for the unexpired portion of the Term, or any part thereof, before presentation of proof of such damages to any court, commission or tribunal the amount of rent reserved upon such reletting shall, prima facie, be the fair and reasonable rental value for the Premises, or part thereof, so relet during the term of the reletting. Landlord shall not be liable in any way whatsoever for its failure or refusal to relet the Premises or any part thereof, or if the Premises or any part thereof are relet, for its failure to collect the rent under such reletting after reasonable efforts to do so, and no such refusal or failure to relet or failure to collect rent so shall release or affect Tenant's liability for damages or otherwise under this Lease.

         26.2. Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the Term would have expired if it had not been so terminated under the provisions of Article 24, or had Landlord not reentered the Premises. Nothing herein contained shall be construed to limit or preclude recovery by Landlord against Tenant or any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant. Nothing herein contained shall be construed to limit or prejudice the right of Landlord to provide for and obtain as damages by reason of the termination of this Lease or reentry on the Premises for the default of Tenant under this Lease an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved whether or not such amount be greater than any of the sums referred to in
Section 26.1.

         26.3. In addition, if this Lease is terminated under the provisions of
Article 24, or if Landlord shall reenter the Premises under the provisions of
Article 25, Tenant agrees that:

               (a) the Premises then shall be in the condition in which Tenant has agreed to surrender the same to Landlord at the expiration of the term hereof;

               (b) Tenant shall have performed prior to any such termination any covenant of Tenant contained in this Lease for the making of any Tenant
Changes or for restoring or rebuilding the Premises or any part thereof; and

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               (c) for the breach of any covenant of Tenant set forth in this
Section 26.3, Landlord shall be entitled immediately, without notice or other action by Landlord, to recover, and Tenant shall pay as damages therefor, the reasonable cost of performing such covenant (as reasonably estimated by an independent contractor selected by Landlord).

                                   ARTICLE 27

                             LEGAL RENT RESTRICTION

         27.1. If on the Rent Commencement Date, or at any time during the Term, the Fixed Rent or the Additional Rent reserved in this Lease is not fully collectible by reason of any Legal Requirement establishing, limiting or regulating rents or increases therein (a "legal rent restriction"), Tenant agrees to take such steps as Landlord may reasonably request to permit Landlord to collect the maximum rents which may be legally permissible from time to time during the continuance of such legal rent restriction (but not in excess of the amounts reserved therefor under this Lease). Upon the termination of such legal rent restriction, Tenant shall pay to Landlord to the extent permitted by Legal Requirements, an amount equal to (a) the Rent which would have been paid pursuant to this Lease but for such legal rent restriction, less (b) the Rent paid by Tenant to Landlord during the period such legal rent restriction was in effect.

                                   ARTICLE 28

                                    SURRENDER

         28.1. On the Expiration Date or upon any reentry by Landlord upon the Premises, Tenant shall quit and surrender the Premises to Landlord "broom-clean" and in good order, condition and repair, except for ordinary wear and tear and such damage or destruction as Landlord is required to repair or restore under this Lease, and Tenant shall remove all of Tenant's Property therefrom except as otherwise expressly provided in Sections 15.1(c) and 18.2.

         28.2. On or prior to the Expiration Date, Tenant shall remove those Tenant Changes which Tenant is required to remove pursuant to Section 15.1(c) hereof, restore all damage caused by such removal and restore the portion of the Premises affected by such restoration as required by Section 28.1 above.

         28.3. No act or thing done by Landlord or its agents shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by Landlord.

         28.4. If Landlord or Landlord's managing, rental or other agent accepts from Tenant one or more keys to the Premises in order to assist Tenant in showing the Premises for subletting or other disposition or for the performance of work therein for Tenant or for any other purpose, the acceptance of such key or keys shall not constitute an acceptance of a surrender of the Premises nor a waiver of any of Landlord's rights or Tenant's obligations under this Lease including, without limitation, the provisions relating to assignment and subletting and the condition of the Premises.

                                   ARTICLE 29

              CURING TENANT'S DEFAULTS; CURING LANDLORD'S DEFAULTS

         29.1. If Tenant shall be in default, other than for reasons of force majeure, in the observance or performance of any term, covenant or condition of this Lease on Tenant's part to be observed or performed, Landlord may, without thereby waiving such default and without liability, to Tenant in connection therewith, remedy such default for the account of Tenant, upon at least thirty
(30) day's prior notice to Tenant (or immediately and without notice (a) to the extent the giving of notice shall be impracticable, (b) if this Lease shall have expired or been terminated, and (c) in any other case when Tenant shall fail to remedy such default after notice by Landlord and the expiration of any other applicable grace period hereunder). If Landlord makes any expenditures, incurs any reasonable obligations for the payment of money in connection therewith, or sustains or incurs any damages or fines, due to such non-observance or non-performance by Tenant, including, but not limited to, attorneys' fees and disbursements in instituting, prosecuting or defending any action or proceeding, such reasonable sums paid or

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obligations, damages and fines sustained or incurred, together with interest at the Interest Rate and costs, shall be paid by Tenant to Landlord, as Additional Rent, within ten (10) days of rendition of any statement to Tenant therefor together with documentation reasonably evidencing such sums, obligations and fines.

         29.2. Subject to the applicable provisions of any Superior Lease, any Mortgage and the rights of any guarantor of Landlord's obligations hereunder, and without limiting any rights of Tenant set forth in Section 8.3(a), if Landlord shall be in default, other than for reasons of force majeure, in the observance or performance of any term, covenant or condition of this Lease on Landlord's part to be observed or performed (excluding, however, performance of the Base Building Work except as otherwise expressly provided in Section 16.l(c)(iii)), Tenant may, without thereby waiving such default and without liability to Landlord in connection therewith, remedy such default for the account of Landlord upon at least thirty (30) days' prior notice to Landlord or, in the event such non-performance impairs or is imminently likely to impair structural support of the Building or causes or is imminently likely to cause bodily injury to Tenant's employees, contractors or visitors to the Premises, physical damage to the Premises, physical damage to Tenant's dedicated equipment located in the Building but outside the Premises, or severe economic loss to Tenant, then such notice as is reasonable under the circumstances. If Tenant makes any expenditures, incurs any reasonable obligations for the payment of money in connection therewith, or sustains or incurs any damages or fines, due to such non-observance or non-performance by Landlord, including, but not limited to, attorneys' fees and disbursements in instituting, prosecuting or defending any action or proceeding, such reasonable sums paid or obligations, damages and fines sustained or incurred, together with interest at the Interest Rate and costs, shall be, at Tenant's election, either paid by Landlord to Tenant or applied as a credit against the next installment of Fixed Rent, within ten (10) days of rendition of any statement to Landlord therefor together with documentation reasonably evidencing such sums, obligations and fines.

                                   ARTICLE 30

                              DAMAGE OR DESTRUCTION

         30.1. Except as otherwise expressly provided herein, if the Building or the Premises shall be partially or totally damaged or destroyed by fire or other casualty (and if this Lease shall not be terminated as in this Article 30 hereinafter provided), Landlord shall repair the damage. to and re: tore and rebuild the Building and the Premises, including the Tenant Initial Work and any Tenant Changes (except for Tenant's Property and except for any fit-out work done for any other tenant) promptly and with reasonable diligence, after notice to it or actual knowledge by it of the damage: or destruction, to a condition substantially equivalent to the extent practicable (with respect to character, quality, utility and appearance) to that which existed immediately prior to such damage. To the extent insurance proceeds are not sufficient to restore, repair or replace the Special Initial Work and the Special Tenant Changes by reason of Tenant's failure to notify Landlord or to properly estimate the Insurable Value with respect to any Special Tenant Change or Special Initial Work or by reason of Tenant's request that Landlord no longer insure the Special Initial Work and the Special Tenant Changes, Landlord shall notify Tenant of such insufficiency and Landlord shall have no obligation to restore, repair or replace such Special Initial Work and Special Tenant Changes unless prior to the commencement of such restoration, repair or replacement, Tenant shall pay to Landlord as Additional Rent the additional amount required in Landlord's reasonable judgment to perform same. Tenant shall be responsible for any portion of the deductible amounts under insurance policies covering such damage or destruction allocable, in Landlord's reasonable judgment, to the Special Tenant Changes and the Special Initial Work. If and to the extent Landlord's estimate of the amount of such shortfall is greater than the actual amount by which the insurance proceeds were insufficient, Landlord shall reimburse Tenant for any excess monies so funded by Tenant.

         30.2. Tenant shall give Landlord immediate notice of the occurrence of any fire or other casualty affecting all or any part of the Premises. Subject to the provisions of Section 30.6, if on account of any fire or other casualty all or part of the Premises shall be untenantable or inaccessible by reason of any damage or destruction required by this Lease to be repaired or restored by Landlord, the Fixed Rent and the Additional Rent under Article 3 shall be abated in the proportion that the untenantable or inaccessible area of the Premises bears to the total area of the Premises, for the period from the date of the fire or other casualty to the later of (a) the date the damage or destruction so required to be repaired or restored by Landlord has been

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Substantially Completed for Restoration Purposes (provided, however, that if in
Landlord's reasonable judgment such repairs or restoration would have been Substantially Completed for Restoration Purposes at an earlier date but for Tenant's having failed to cooperate reasonably with Landlord in effecting the same after notice and a reasonable opportunity to cure the failure to cooperate reasonably, then such damage or destruction shall be deemed to have been Substantially Completed for Restoration Purposes on such earlier date) and (b) the Premises are accessible and tenantable (except to the extent Landlord is not obligated to repair or restore Special Tenant Changes or Special Initial Work pursuant to Section 30.1); provided, however, should Tenant reoccupy a portion of the Premises for the conduct of its business prior to the aforesaid date, the Fixed Rent and the Additional Rent under Article 3 shall be reinstated with respect to such reoccupied portion of the Premises and shall be payable by Tenant from the date of such occupancy. As used in this Article 30, the terms "Substantially Completed for Restoration Purposes" and "Substantial Completion of Restoration" shall mean the date on which the applicable work shall have been completed, except for applicable work which is minor in nature and does not adversely affect in any material respect the use and occupancy of the Premises for such uses permitted under Article 2 hereof which Tenant was using the Premises for immediately prior to such damage or destruction and except for portions of such work which under good construction scheduling practices are normally performed after any portion of still uncompleted repair or restoration work of Tenant.

         30.3. If (a) the Building shall be totally damaged or destroyed by fire or other casualty, or (b) at least fifty percent (50%) of the Building shall be so damaged or destroyed by fire or other casualty (whether or not the Premises are damaged or destroyed) that in Landlord's reasonable opinion, either demolition or reconstruction of the Building shall be required or the Building, after its repair, alteration or restoration would not be economically viable as a first-class office building (either of the foregoing "substantially damaged"), then in any such case Landlord may terminate this Lease by giving Tenant notice to such effect within thirty (30) days after the date of the casualty, provided that Landlord shall terminate all other leases for office space in the Building which are terminable by reason of such casualty.

         30.4. Notwithstanding anything to the contrary contained herein, if the Building or the Premises shall be substantially damaged or destroyed by fire or other cause at any time during the last two (2) years of the Term or of either Extension Term then either Landlord or Tenant may cancel this Lease upon notice to the other party hereto given within sixty (60) days after such damage or destruction.

         30.5. Except as otherwise expressly set forth herein, Tenant shall not be entitled to terminate this Lease and Landlord shall have no liability to Tenant for inconvenience, loss of business or annoyance arising from repair or restoration of the Premises or the Building or any portion of either pursuant to this Article. Landlord shall use reasonable efforts to make such repair or restoration promptly and in such manner as not unreasonably to interfere with Tenant's use and occupancy of the Premises, but Landlord shall not be required to do such repair or restoration work except during Business Hours, provided, however, Landlord shall perform all such repairs in a good and workmanlike manner and shall promptly repair any damage to the Premises caused in the making of such repairs.

         30.6. (a) Within sixty (60) days after the occurrence of a casualty as set forth in Section 30.1 hereof, Landlord shall deliver a statement prepared by a licensed professional engineer selected by Landlord (who shall be reasonably satisfactory to Tenant) setting forth such engineer's estimate of the time required for the repair or restoration of such damage or destruction (excluding the Special Tenant Work and the Special Initial Work) in accordance with normal good construction practice (i.e., without the use of overtime). If such statement shall show that the estimated time required for the repair or restoration of such damage (excluding the Special Tenant Changes, the Special Initial Work and Long Lead Work, as hereinafter defined) is more than one hundred eighty (180) days from the date of such estimate, then Tenant may terminate this Lease by giving Landlord notice to such effect within thirty (30) days after Tenant receives the statement of such engineer. If Tenant shall timely give such notice of termination, this Lease shall terminate on the date which shall be sixty (60) days after Tenant's giving of such notice (unless this Lease is required by any Legal Requirement to terminate earlier or Landlord in its good faith judgment intends to commence any repair or restoration of the Building or the Premises, including, without limitation, any demolition of all or any portion thereof required in connection with such repair or restoration, in which case this Lease shall terminate on the date

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which shall be thirty (30) days after the giving of such notice) and the Rent and the Additional Rent under Article 3 shall be paid and apportioned to the date of such termination.

               (b) If Tenant shall not exercise its option to terminate this Lease as provided in Section 30.6(a), or if Tenant is not entitled to terminate this Lease pursuant to Section 30.6(a), and the repair or restoration (excluding the Special Tenant Changes, the Special Initial Work and Long Lead Work) to be performed by Landlord is not Substantially Completed for Restoration Purposes by Landlord within fifteen (15) months after Landlord's engineer's estimate, subject to extensions in the aggregate for Tenant Restoration Delays and force majeure, then Tenant may terminate this Lease, by giving notice to Landlord not later than ten (10) Business Days following the expiration of such fifteen (15) month period, as the same may be extended for Tenant Restoration Delays and force majeure as aforesaid. If Tenant exercises such option to terminate this Lease then this Lease shall terminate on the date which shall be sixty (60) days after the giving of such notice (unless this Lease is required by any Legal Requirement to terminate earlier) and the Fixed Rent and the Additional Rent under Article 3 shall be paid and apportioned to the date of such termination.

               (c) Landlord shall complete the construction and installation of the Special Tenant Changes, the Special Initial Work and any Landlord repair or restoration work which under good construction scheduling practices would normally be performed after any portion of still uncompleted repair or restoration work of Tenant, within a reasonable period of time after the occurrence of the casualty as set forth in Section 30.1 hereof in accordance with good construction practice in the City, except as otherwise provided in
Section 30.1.

               (d) The notice of Landlord's licensed professional engineer referred to in Section 30.6(a) shall also specify those items which are Long Lead Work. Tenant may, by notice to Landlord given within thirty(30) days after receipt of notice from such engineer, specify with respect to the Premises items or materials which do not constitute Long Lead Work to be substituted for such Long Lead Work provided that such substitution (i) shall not increase the cost of such repairs or restoration unless Tenant shall agree to pay any such incremental cost increase, (ii) is comparable in quality and (iii) does not impair the structural integrity of the Building, the Building systems or the Building exterior. If Tenant shall not elect to substitute items or materials which do not constitute Long Lead Work for Long Lead Work items, then promptly following the expiration of said thirty (30) day period (or if Tenant shall notify Landlord that it shall not elect to substitute items or materials which do not constitute Long Lead Work for Long Lead Work items prior to the expiration of said thirty (30) day period, then promptly following Landlord's receipt of such notice), Landlord shall order such Long Lead Work. Notwithstanding anything to the contrary contained herein, Landlord shall complete the construction and installation of such Long Lead Work within a reasonable period after obtaining such items.

               (e) As used herein, the following terms shall have the following meanings ascribed thereto:

               (i) "Long Lead Work" shall mean any item of work, materials and/or equipment which, in Landlord's reasonable judgment, must be specially manufactured, fabricated and/or installed, or which is difficult to obtain and generally requires a long lead delivery time or which is of an exceptionally unusual or uncommon nature.

               (ii) "Tenant Restoration Delays" shall mean any delay in performing repair or restoration work suffered by Landlord as a direct result of any act, neglect, failure or omission of Tenant or any Tenant Party.

         30.7. Upon completion of the repair and restoration of the Building as required in Section 30.1 after the Building shall have been substantially damaged, any excess insurance proceeds shall be shared equally by Landlord and Tenant provided (i) no monetary Event of Default is then existing and (ii) Tenant shall have satisfied its shortfall funding obligations, if any, pursuant to Section 30.1.

         30.8. The provisions of this Article shall be deemed an express agreement governing any case of damage or destruction of the Premises by fire or other casualty, and Section 227 of the Rea1 Property Law of the State of New York, providing for such contingency in the absence

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of an express agreement, and any other law of like import, now or hereafter in force, shall have no application in such case.

                                   ARTICLE 31

                                 EMINENT DOMAIN

       31.1. (a) In the event that all of the Building or all of the Premises shall be lawfully condemned or taken in any manner for any public or quasi-public use, this Lease and the Term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title.

             (b) In the event that a "material part" of the Building shall be so condemned or taken then Landlord (whether or not the Premises are affected) may terminate this Lease and the Term and estate hereby granted as of the date of such vesting of title by notifying Tenant in writing of such termination within sixty (60) days following the date on which Landlord shall have received notice of vesting of title provided that Landlord shall terminate all leases of space in the Building which are terminable by reason of such taking. If Landlord does not elect to terminate this Lease as aforesaid, this Lease shall be and remain unaffected thereby. As used in this Section 31.1 (b) a partial condemnation or taking shall be of a "material part" of the Building if, after repair, alteration or restoration of the Building to a tenantable office building, the Building, in Landlord's reasonable opinion, would not be economically viable as a first-class office building.

             (c) If a part of the Premises and not the entire Premises shall be so acquired or condemned then (i) except as hereinafter provided, this Lease and the Term shall continue in force and effect but from and after the date of the vesting of title, (A) such part shall no longer constitute part of the Premises,
(B) the Fixed Rent and the Additional Rent shall be reduced in the proportion which the area of the part of the Premises so acquired or condemned bears to the total area of the Premises immediately prior to such acquisition or condemnation, computed in the same manner as area is computed as of the date of this Lease, and (C) Tenant's Proportionate Operating Expense Share and or Tenant's Proportionate Tax Share under Sections 3.1 and 3.2, respectively, shall be redetermined based upon the ratio between the area of the Premises remaining after such acquisition or condemnation and the area of the Premises prior to such acquisition or condemnation, computed in the same manner as area is computed as of the date of this Lease; and (ii) if the acquisition or condemnation of the part of the Real Property so acquired or condemned shall (x) contain more than fifty percent (50%) of the total rentable area of the Premises immediately prior to such acquisition or condemnation or (y) result in the Premises no longer being reasonably usable for the purposes permitted in Article 2 or (z) result in Tenant no longer having reasonable means of access to fifty percent (50%) or more of total rentable area of the Premises, then, in any such case, Tenant, at Tenant's option, may give to Landlord, within sixty (60) days next following the date upon which Tenant shall have received notice of vesting of title a notice of termination of this Lease as of a date set forth in such notice, which date shall be not less than thirty (30) days (unless the date of the vesting of title shall be earlier than thirty (30) days from the date of Tenant's notice to Landlord) nor more than one hundred eighty (180) days from the date of such notice. If any such notice of termination is given by Tenant, this Lease and the Term shall come to an end and expire upon the termination date set forth in such notice with the same effect as if such termination date were the Expiration Date.

             (d) In the event of any termination of this Lease and the Term pursuant to the provisions of this Section, the Rent shall be apportioned as of the date of sooner termination (provided, however, that if vesting of title to any portion of the Premises taken shall occur prior to the date of sooner termination, the Rent attributable to such portion shall be apportioned as of the date of vesting) and any prepaid portion of the Fixed Rent or the Additional Rent for any period after such date shall be refunded by Landlord to Tenant, which obligation shall survive the Expiration Date.

       31.2. In the event of termination in any of the cases hereinbefore provided, this Lease and the Term and estate hereby granted shall expire as of the date of such termination with the same effect as if that were the Expiration Date, and the Fixed Rent and the Additional Rent payable hereunder shall be apportioned as of such date.

       31.3. In the event of any condemnation or taking hereinbefore mentioned of all or a part of the Building or the Premises, Landlord shall be entitled to receive the entire award of the

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condemnation proceeding, including any award made for the value of the estate vested by this Lease in Tenant. Tenant hereby expressly assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled to receive no part of such award. Notwithstanding the foregoing, Tenant shall be entitled to seek a separate award for any fixtures or Tenant's Property paid for by Tenant or relocation expenses, provided Landlord's award is not diminished thereby.

       31.4. In the event of any taking of less than the whole of the Premises which does not result in a termination of this Lease, Landlord shall proceed with reasonable diligence to repair, alter and restore the remaining part of the Premises to a self-contained rental unit in substantially its former condition (including the Tenant Initial Work and Tenant Changes) to the extent that the same may be feasible and may be accomplished without expenditure of funds in excess of the amount awarded for purposes of such work.

                                   ARTICLE 32

                            SUBORDINATION, ATTORNMENT

       32.1. This Lease shall be subject and subordinate to each and every ground, overriding or underlying lease of the Real Property or the Building now or hereafter made by Landlord (collectively the "Superior Leases") and to each and every trust indenture and mortgage, including, without limitation, leasehold mortgages whether such trust indenture, mortgage or leasehold mortgage shall cover other lands or buildings or leases (collectively the "Mortgages" and individually a "Mortgage") which may now or hereafter affect all or any part of the Real Property, the Building or any Superior Lease and the leasehold interest created thereto, substitutions therefor and advances made thereunder, and to all renewals, modifications, replacements and extensions of such Superior Leases and Mortgages. Landlord agrees to obtain from (a) any mortgagee, an assignable and recordable agreement to the effect that; if there shall be a foreclosure of its Mortgage, and subject to the provisions hereinafter set forth, such mortgagee will not make Tenant a party defendant to such foreclosure, evict Tenant, disturb Tenant's possession under this Lease, or terminate or disturb Tenant's leasehold estate or rights under this Lease, or (b) the landlord under any Superior Lease, an assignable and recordable agreement to the effect that if its lease shall terminate or be terminated for any reason, such landlord will recognize Tenant as the direct tenant of such landlord on the same terms and conditions as are contained in this Lease (subject to the provisions hereinafter set forth), provided no event of default shall have occurred and be continuing pursuant to this Lease beyond any applicable grace period (any such agreement or any agreement of similar import from any such Mortgagee or landlord under a Superior Lease being hereinafter called a "Non-Disturbance Agreement"). The lessor of a Superior Lease or its successor-in-interest at the time referred to is sometimes herein called a "Superior Lessor," and the holder of a Mortgage or its successor-in-interest at the time referred to is sometimes herein called a "Motgagee."

       32.2. In the event of any act or omission of Landlord which would give Tenant the right, immediately or after the lapse of a period of time, to cancel or terminate this Lease, or to claim a partial or total eviction, Tenant shall not exercise such right (a) until it has given written notice of such act or omission to each Mortgagee and Superior Lessor whose name and address shall previously have been furnished to Tenant in writing, and (b) until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such Mortgagee and Superior Lessor shall have become entitled under its Mortgage or Superior Lease to remedy the same (which reasonable period shall in no event be less than the period to which Landlord would be entitled under this Lease or otherwise, after similar notice to effect such remedy) and which reasonable period of time shall in no event exceed ninety (90) days unless such default cannot with due diligence be cured within a period of ninety (90) days, in which event such period of time shall be extended as shall be reasonable under the circumstances provided that such Mortgagee or Superior Lessor, as the case may be, shall have commenced to cure such act or omission within such ninety (90) day period and shall thereafter be diligently prosecuting such cure to completion.

       32.3. If, at any time prior to the termination of this Lease, any Superior Lessor or Mortgagee or any Person, or any Superior Lessor's or Mortgagee's or such Person's successors or assigns (Superior Lessor, Mortgagee and any such Person, successor or assign being herein collectively referred to as "Successor Landlord") shall succeed to the rights of Landlord under this Lease through possession or foreclosure action or delivery of a new lease or a deed or otherwise, Tenant agrees, at the election and upon request of any such Successor Landlord, from time to time, to fully and completely attorn to and recognize any such Successor Landlord, as Tenant's landlord under this Lease upon the then existing terms of this Lease and subject to the terms and conditions of any Non-Disturbance Agreement then in effect. Tenant, upon demand of any such Successor Landlord, and at Successor Landlord's expense, shall execute, from time to time, instruments to evidence and confirm the foregoing provisions of this Section (including, if Successor Landlord shall so request, a new lease on terms identical to this Lease), reasonably satisfactory to any such Successor Landlord and Tenant, acknowledging such attornment and setting forth the terms and conditions of its tenancy. Upon such attornment, this Lease shall continue in full force and effect as a direct lease between such Successor Landlord and Tenant upon all of the then existing terms of this Lease as modified by any Non-Disturbance Agreement in effect except that such Successor Landlord shall not be (a) liable for any previous act or omission or negligence of Landlord under this Lease; (b) subject to any counterclaim, defense or offset, which theretofore shall have accrued to Tenant against Landlord; (c) bound by any previous modification or amendment of this Lease or by any previous prepayment of more than one month's rent, unless such modification, amendment or prepayment shall have been approved in writing by the Superior Lessor or Mortgagee through or by reason of which the Successor Landlord shall have succeeded to the rights of Landlord under this Lease; (d) obligated to perform or complete the Base Building Work or any alteration of the Premises (provided, however, that Tenant's obligation to attorn shall be subject to the Successor Landlord electing to complete the Base Building Work within a reasonable period of time following the succession to Landlord's interest in this Lease); (e) liable for any security deposited pursuant to this Lease, if any, unless such security shall have actually been delivered to Successor Landlord; (f) obligated to repair the Premises or the Building or any part thereof beyond such repair as can reasonably be accomplished from the net proceeds of insurance actually made available to Successor Landlord; or (g) obligated to repair the Premises or the Building or any part thereof, in the event of partial condemnation beyond such repair as can reasonably be accomplished from the net proceeds of any award actually made available to Successor Landlord, as consequential damages allocable to the part of the Premises or the Building not taken.

        32.4. The effectiveness of this Lease shall be subject to Landlord delivering to Tenant Non-Disturbance Agreements from the existing Superior Lessor and the existing Mortgagee, if any, both in form and substance satisfactory to Tenant in its commercially reasonable discretion. Subordination with respect to any future Mortgage or Superior Lease pursuant to Section 32.1 and the obligation to attorn pursuant to Section 32.3 are conditional on delivery of a Non-Disturbance Agreement. Non-Disturbance Agreements from any Future Superior Lessor or Future Mortgagee shall be substantially in the form of Non-Disturbance Agreements from the existing Superior Lessor and the existing Mortgagee, or shall be satisfactory to Tenant in its commercially reasonable discretion.

        32.5. If any prospective mortgagee of the Land, the Building or any leasehold interest therein requires, as a condition precedent to issuing its loan, the modification of this Lease in such manner as does not lessen Tenant's rights or increase its obligations hereunder (except to a de minimis extent) or reduce the obligations of Landlord hereunder, Tenant shall not delay or withhold its consent to such modification and shall execute and deliver such confirming documents therefor as such mortgagee requires. Further, Tenant shall cooperate with the reasonable requests of Landlord and prospective lenders in connection with Landlord's obtaining for the Building or the Premises construction and permanent financing or refinancing provided no such request shall have a material, adverse impact on Tenant's use and occupancy of the Premises, the conduct of Tenant's business at the Premises or Tenant's obligations or liabilities under the Lease.

                                   ARTICLE 33

                                     NOTICES

        33.1. Any notice, statement, demand, consent, approval or other communication required or permitted to be given, rendered or made by either party pursuant to this Lease or to any Legal Requirement (collectively, "notices") shall be in writing (whether or not so stated elsewhere in this Lease) and shall be deemed to have been properly given, rendered or made only if sent by (a) registered or certified mail return receipt requested, posted in a United States post office station or letter box in the continental United States, (b) by a nationally recognized overnight courier (e.g., Federal Express) with receipt acknowledged or (c) by personal delivery with receipt acknowledged, to Landlord or Tenant, as the case may be, at the address of such party set forth below:

         If to Landlord:

         Legal Department
         Forest City Ratner Companies
         One Metrotech Center North, 1l/th/ Floor
         Brooklyn, New York 11201


         Forest City Myrtle Associates, LLC
         c/o Forest City Ratner Companies
         One Metrotech Center North, 11/th/ Floor
         Brooklyn, New York 11201
         Attention: President

         With copies to:

         Forest City Enterprises, Inc.
         1160 Terminal Tower
         50 Public Square
         Cleveland, Ohio 441130
         Attention: Legal Department

         and

         Arent Fox Plotkin Kintner & Kahn, PLLC
         1675 Broadway
         New York, New York 10019
         Attention: Marc Rauch, Esq.


         Notices to Tenant shall be addressed as follows:

         If to Tenant:

         Empire HealthChoice, Inc.
         11 W. 42/nd/ Street
         New York, New York 10036
         Attention: General Counsel

         with copies to:

         Weil Gotshal & Manges LLP
         767 Fifth Avenue
         New York, New York 10153
         Attention: Alan A. Lascher, Esq.


Any notice, if sent by registered or certified mail as aforesaid, shall be deemed to have been given, rendered or made on the day received, or if receipt is refused, on the date so refused. Notices delivered by courier or by personal delivery shall be deemed given when delivered to the proper address, whether or not delivery is accepted. Either party may, by notice as aforesaid, designate a different address or addresses for notices intended for it.

        33.2. Notices hereunder from Landlord may be given by Landlord's managing agent or Landlord's attorney. Notices hereunder from Tenant may be given by Tenant's attorney.

                                   ARTICLE 34

                       EXPEDITED CONSTRUCTION ARBITRATION

        34.1. If Landlord and Tenant are unable to agree whether any portion of the Premises then being delivered by Landlord is Ready for Delivery and such dispute has been referred to arbitration pursuant to this Article 34 or in any other instance where this Lease provides that a dispute is to be resolved pursuant to this Article 34, and only in such cases, the dispute shall be resolved by arbitration conducted in The City of New York, County of Kings (and not by litigation), in accordance with the provisions of this Article 34, and judgment upon the award rendered may be entered in any court having jurisdiction thereof.

        34.2. The party hereto desiring to arbitrate a dispute pursuant to this
Article 34 shall give notice (a "Dispute Notice") to that effect to the other party, and such dispute shall be presented for resolution to the first available arbitrator set forth on the list below. In the event the arbitrator listed first is not available or is unwilling to serve, the arbitrator next set forth on the list shall be engaged, and so on, until arriving at an available arbitrator:

                      (a)    Mr. James McKenna
                             Turner Construction
                             375 Hudson Street
                             New York, NY 10014
                             (212) 229-6212

                      (b)    Keith Pattiz, Esq.
                             McDermott Will & Emery
                             50 Rockefeller Plaza
                             New York, NY 10020
                             (212) 547-5379

                      (c)    Mr. Michael Spiro, Sr. Vice President
                             Related Companies
                             625 Madison Avenue, 9th Fl.
                             New York, NY 10022
                             (212) 588-2166

                      (d)    Gary Kleinman, Esq.
                             Solomon & Weinberg
                             685 Third Avenue
                             New York, NY 10071
                             (212) 616-1575

                      (e)    Mr. Mitch Solomon, Vice President
                             Sciame Contracting
                             80 South Street, 6th Fl.
                             New York, NY 10038
                             (212) 232-2200

                      (f)    Mr. Robert Gorton, Principal
                             Gorton Associates
                             21 West 38th Street, 6th Fl.
                             New York, NY 10018
                             (212) 768-7070

                      (g)    Warren Bernstein, Esq.
                             Kaye Scholer
                             425 Park Avenue
                             New York, NY 10022
                             (212) 836-8073

                      (h)    Mr. Jeffrey Smilo
                             Cantor Seinuk Group P.C.
                             228 East 45/th/ Street

                              New York, NY 10017
                              (212) 687-2233

                       (i)    Mr. Norman Kurtz
                              Flack and Kurtz Consulting Engineers, LLP
                              475 Fifth Avenue.
                              New York, NY 10117
                              (212) 532-9600

                       (j)    Mike McCambridge, Consultant
                              Rockefeller Group Development Corporation
                              1221 Avenue of the Americas
                              New York, NY 10020
                              (212) 282-2011

         Except during the pendency of an arbitration proceeding pursuant to this Article 34, Tenant and Landlord may each, by written notice to the other, disqualify any of the listed arbitrators for any reason whatsoever and propose additional arbitrators to be added to the list to be agreed upon in accordance with the provisions of the immediately following paragraph. The remaining arbitrators shall move up on the list to fill any vacancies so created. The arbitrator serving to resolve any dispute hereunder is hereinafter referred to as the "Arbitrator".

         If any of the named arbitrators dies, goes out of business, is disqualified by Landlord or Tenant or otherwise pursuant to this Article 34.2, or elects to withdraw from the list, then the Landlord and Tenant shall agree on a replacement within twenty (20) days after notice thereof. If Landlord and Tenant fail to so agree, each, within five (5) days after such twenty (20) day period, shall designate one (1) of the remaining arbitrators and the two (2) arbitrators so chosen shall appoint a replacement within twenty (20) days thereafter. All newly chosen arbitrators shall be placed at the bottom of the list of potential arbitrators.

         34.3. Within two (2) Business Days after the Dispute Notice has been delivered, both parties shall make whatever presentations they wish to the Arbitrator, including, without limitation, the submission of photographs taken at the time of the walk-through inspection and the applicable portions of the construction manager's daily log book. Immediately thereafter, the Arbitrator shall attempt to cause Landlord and Tenant to agree on a resolution to the dispute and, failing that, the Arbitrator shall immediately make its decision. The Arbitrator's decision may be made orally provided the Arbitrator confirms such decision in writing within two (2) Business Days thereafter. Copies of the Arbitrator's decision shall be sent to Landlord and to Tenant and shall be binding on both. Any costs incurred by or payable to the Arbitrator in any such proceeding shall be paid by the party which does not prevail or as shall be determined by the Arbitrator, and each party shall bear the costs of its own attorneys and other experts. The Arbitrator shall have no power to vary or modify any of the provisions of this Lease, and his or her powers and jurisdiction are hereby limited accordingly. During the consideration of any issue by the Arbitrator pursuant to this Article 34, Tenant and Landlord shall observe and perform each and every one of its obligations hereunder, including, without limitation, the obligation to pay timely all Rent that may be or become due or payable hereunder. Any construction lender of Landlord, or such lender's representative, shall have the right to attend any and all arbitration proceedings conducted pursuant to this Article 34 for the purpose of observing such proceedings, provided, however, that such lender shall have no right to participate in any way in any such proceeding.

                                   ARTICLE 35

                               GENERAL ARBITRATION

         35.1. Wherever in this Lease it is provided that a dispute shall or may be submitted to or be detemined by arbitration, then the arbitration shall be conducted as provided in this Article 35 unless otherwise expressly set forth. The party desiring such arbitration shall give notice to that effect to the other party, which notice shall indicate the name and address of the arbitrator designated by such party to act on its behalf in the arbitration process hereinafter described.

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

       35.2. (a) If the matter in dispute is the Fixed Rent, the Additional Rent or the fair market rent:

             (i) Within ten (10) days, the other party by notice to the original party shall appoint a second person as arbitrator on its behalf. If the second arbitrator shall not have been appointed as aforesaid, the first arbitrator shall proceed to determine such matter.

             (ii) Both arbitrators shall determine and promptly report (and in no event later than the twentieth (20/th/) day following the appointment of the second arbitrator) to the parties in writing the determination of the rental valuation. If the reports indicate proposed rental valuations that are within five (5%) percent of each other, Landlord and Tenant agree that the rental shall be an average of the two amounts. However, if the amounts are not within five (5%) percent of each other and after receiving the reports, the parties are unable to agree on the rental valuation, then within five (5) days, the two arbitrators shall jointly appoint a third arbitrator to determine the rental valuation by selecting either Landlord's arbitrator's rental determination or Tenant's arbitrator's rental determination according to whichever of the two valuations is closer to the actual rental value in the opinion of such third arbitrator. The third arbitrator shall have no discretion other than to select one or the other valuations as aforesaid. If the arbitrators appointed by Landlord and Tenant cannot timely agree on a third arbitrator, then either Landlord or Tenant, on behalf of both parties hereto and on notice to the other, may request such appointment by the American Arbitration Association (or any organization successor thereto) in accordance with its rules then prevailing, but if such appointment by the American Arbitration Association (or any organization successor thereto) is not made within fifteen (15) days after such, request is made, then either party may apply, on notice to the other, to the Supreme Court, New York County, New York (or any other court having jurisdiction and exercising functions similar to those now exercised by said Court) for the appointment of such third arbitrator. The third arbitrator shall issue a determination of valuation in writing within ten (10) Business Days after designation of such third arbitrator and the third arbitrator's receipt of the reports of the first two arbitrators.

             (b)  If the matter in dispute is any other determination:

             (i) Within ten (10) days, the other party by notice to the original party shall appoint a second person as arbitrator on its behalf. The arbitrators thus appointed shall meet within ten (10) days after the second arbitrator is appointed and if, within thirty (30) days after the second arbitrator is appointed, the two arbitrators shall not agree upon the question in dispute, they shall together appoint a third arbitrator.

             (ii) If the two arbitrators appointed by the parties shall be unable to agree within forty (40) days after the appointment of the second arbitrator, upon the selection of the third arbitrator, then within five (5) days thereafter either of the parties upon notice to the other party may request such appointment by the American Arbitration Association (or any organization successor thereto) or in its absence, refusal, failure or inability to act, may apply for a court appointment of such arbitrator. Such third arbitrator chosen or appointed pursuant to this subsection shall determine the matter in dispute.

             (c) Any arbitration shall be conducted, to the extent consistent with this Article, in accordance with the then prevailing rules of the American Arbitration Association (or any organization successor thereto).

             (d)  Any determination and award made as provided in this Section
35.2 shall be final and conclusive on the parties. The arbitrators shall not add to, subtract from or otherwise modify the provisions of this Lease.

       35.3. Each party shall pay the fees and expenses of the arbitrator appointed by or for such party, as well as the attorneys' fees, witness fees and similar expenses incurred by such party. The fees and expenses of the third arbitrator and all other expenses of the arbitration shall be borne by the parties equally.

       35.4. If the matter in dispute is the Fixed Rent, the Additional Rent, the fair market rent or any other charge payable under this Lease, each of the arbitrators selected as herein provided (i) shall be a fit and impartial person,
(ii) shall have at least ten (10) years' experience in the leasing of office space in, or the appraisal of, first class office buildings in Kings County or New

York County, and (iii) shall be a member of one of the ten largest (determined by the number of leasing brokers employed and the volume of first class office space leased in the City during the preceding calendar year) office leasing firms maintaining its main office in the City. In all other cases, the arbitrator shall be a fit and impartial person who shall have had at least ten
(10) years experience in the City in a calling connected with the matter of the dispute.

             35.5. Nothing contained in this Article 35 shall be deemed in any way to alter, modify or affect the provisions of Article 3 hereof.

                                   ARTICLE 36

                                   DEFINITIONS

             36.1. For the purposes of this Lease and all agreements supplemental to this Lease:

                   (a) "and/or" when applied to one or more matters or things shall be construed to apply to any one or more or all thereof as the circumstances warrant at the time in question.

                   (b) "force majeure" shall mean any delay resulting from any acts of God, war, sabotage, terrorism, hostilities, invasion, insurrection, riot or civil commotion, mob violence, embargo, enemy action, strike(s), lockouts, labor troubles, inability to procure labor or materials, failure of power, earthquake, flood, fire or other casualty other than the fire or casualty giving rise to the damage or destruction of the Building or the Premises, as the case may be, governmental restrictions, governmental preemption of priorities and other controls in connection with a national or other public emergency or shortages of fuel, supplies or labor resulting therefrom, or any similar or dissimilar cause beyond Landlord's reasonable control.

                   (c) "herein," "hereof' and "hereunder" and words of similar import, shall be construed to refer to this Lease as a whole, and not to any particular article or section, unless expressly so stated.

                   (d) "Index" shall mean the Consumer Price Index for All Urban Consumers, New York, N.Y. Northeastern N.J., base year 1982-1984 Equals 100 specified for "All Items," as issued by the Bureau of Labor Statistics of the United States Department of Labor, whether or not the composition of the items upon which such indexes are based, their relative effects thereon or the region considered may be changed from time to time. If the Consumer Price Index for all Urban Consumers shall cease to be published, then the Index shall mean the successor index thereto and if there is no successor thereto, the Index shall be such other index as Landlord and Tenant shall reasonably agree upon

                   (e) "Insurance Requirements" shall mean all requirements of any insurance policy covering or applicable to all or any part of the Real Property or the Premises or the use thereof, all requirements, policies or recommendations of the issuer of any such policy and orders, rules, regulations, requirements, policies or recommendations of the New York Board of Fire Underwriters or the Insurance Services Office or any other body exercising the same or similar functions or any insurance rating agency (e.g., Factory
Mutual).

                   (f) "Interest Rate" shall refer to two percent (2%) plus the prime commercial lending rate of Citibank, NA (or its successor) from time to time in effect for ninety (90) day unsecured loans.

                   (g) "Landlord" shall mean only the owner, at the time in question, of the Building or that portion of the Building of which the Premises are a part, or of a lease of the Building or that portion of the Building of which the Premises are a part.

                   (h) "Landlord Parties" shall mean Landlord and any principal, partner, member, officer, stockholder, director, employee or agent of Landlord or of any partner or member of any partnership or limited liability company constituting Landlord or any other direct or indirect holder of an ownership interest in Landlord, disclosed or undisclosed; Landlord Party shall have the corresponding singular meaning.

                   (i) "Landlord shall not have liability to Tenant" or "the same shall be without liability to Landlord" or "without incurring any liability to Tenant therefor" and words of similar import shall mean that Tenant is not entitled to terminate this Lease, or to claim actual or constructive eviction, partial or total or to receive any abatement or diminution of rent, or to be relieved in any manner of any of its other obligations hereunder, or to be compensated for loss or injury suffered or to enforce any other right or kind of liability whatsoever against Landlord under or with respect to this Lease or with respect to Tenant's use of occupancy of the Premises.

             (j) "Legal Requirements" shall mean laws, statutes and ordinances, including, without limitation, codes, approvals, permits and zoning regulations (including without limitation the Zoning Resolution of the City of New York and the Metrotech Design Guidelines), and ordinances; and the orders, rules, regulations, interpretations, directives and requirements of all federal, state, county, city and borough departments, bureaus, boards, agencies, offices, commissions and other sub-divisions thereof, or of any official thereof, or of any other governmental public or quasi-public authority, whether now or hereafter in force; and all requirements, obligations and conditions of all instruments of record which may be applicable to the Real Property or the Premises or any part thereof or the streets, roads, avenues, sidewalks, curbs or areas or vaults adjacent thereto.

             (k) "Mortgagee Parties" shall mean any Mortgagee and any principal, partner, member, officer, stockholder, director, employee or agent thereof.

             (l) "Person" includes any one or more natural persons, partnerships, trusts, corporations, companies, associations or any other form of legal entity.

             (m) "Project" shall mean the project known as "Metrotech Center," a commercial, academic and high technology office complex covering approximately sixteen (16) acres in Downtown Brooklyn as shown on Exhibit R annexed hereto and made a part hereof as well as any existing or future buildings or parts of buildings in downtown Brooklyn which are not within the sixteen (16) acres but which have a Metrotech Center address.

             (n) "such consent shall not be unreasonably withheld" and words of similar import shall mean such consent shall not be unreasonably withheld or delayed.

             (o) "Superior Lessor Parties" shall mean any Superior Lessor and any principal, partner, member, officer, stockholder, director, employee or agent thereof.

             (p) "Tenant" shall mean the Tenant herein named or any assignee or other successor in interest (immediate or remote) of the Tenant herein named, which at the time in question is the owner of the Tenant's estate and interest granted by this Lease.

             (q) "Tenant's Designated Mechanical Space" shall mean that certain space in the mechanical room(s) or areas of the Building determined by Landlord within thirty (30) days after Commencement of Construction of the Building and reasonably acceptable to Tenant.

             (r) "Tenant's Designated Roof Space" shall mean the space on the roof of the Building determined by Landlord within thirty (30) days after Commencement of Construction of the Building and reasonably acceptable to Tenant, which space shall be approximately equal in size to Tenant's Proportionate Operating Expense Share of the portion of the roof Landlord shall allocate for all rooftop equipment.

             (s) "Tenant hereby indemnities Landlord against liability" or "Landlord hereby indemnifies Tenant against liability" and words of similar import shall mean that Tenant or Landlord, as the case may be, hereby agrees to and hereby does indemnify, hold and save all Landlord Parties (and Mortgagee Parties and Superior Lessor Parties) or Tenant Parties, as the case may be, harmless from and against any and all loss, cost, liability, claim, action, proceeding, damage, fine, penalty and expense, including reasonable attorneys' fees and disbursements incurred by any Landlord Party (or Mortgagee Party or Superior Lessor Party) or Tenant Party, as the case may be, in the investigation or defense of any claim, action or proceeding made or brought against such Landlord Party (or Mortgagee party or Superior Lessor Party) or Tenant Party, as the case may be, including any separate attorneys' fees and disbursement incurred by such Landlord Party (or Mortgagee Party or Superior Lessor Party) or Tenant Party, as the case may be, in any claim, action or proceeding being resisted, defended or settled by Tenant or Landlord, as the case may be, as hereinafter provided. Upon demand by the other party, Landlord or Tenant, as the case may be, shall either resist, defend or satisfy such claim, action or proceeding in such Landlord Party's (Mortgagee Party's or Superior Lessor Party's) or Tenant

Party's, as the case may be, name, by the attorneys for, or approved by, such party's insurance carrier (if such claim, action or proceeding is covered by insurance) or by such other attorneys as Landlord or Tenant, as the case may be, shall approve, such approval not to be unreasonably withheld. All indemnity provisions of this Lease shall survive the expiration or earlier termination of this Lease.

                (t) "Tenant Parties" shall mean Tenant and any subtenant and any principal, partner, member, officer, stockholder, director, employee, agent, contractor, licensee or invitee thereof; Tenant Party shall have the corresponding singular meaning.

                (u) "unreasonably withheld" (and grammatical variants thereof) shall mean "unreasonably withheld, conditioned or delayed."

                                   ARTICLE 37

                                 PARKING GARAGE

         37.1. (a) Landlord shall operate the underground parking garage in the Building as a public garage, subject to Legal Requirements and Insurance Requirements. Any parking by Tenant, its officers or employees in the garage shall be limited to cars and minivans and shall be subject to such reasonable rules and regulations as Landlord or Landlord's third-party garage operator ("Operator") shall adopt. Unless Landlord, any Affiliate of Landlord or any of the Landlord Parties shall be the Operator, Landlord shall have no liability to Tenant or any of the Tenant Parties for any loss or damage, including personal injury or damage to personal property, which results, in any manner, from the operation of the parking garage or Tenant's rental of parking space therein.

                (b) Commencing on the Rent Commencement Date, Landlord shall make available, or shall cause Operator to make available, up to five (5) monthly parking permits, at no additional cost to Tenant or its Affiliates, for use by Tenant's officers and employees at the Premises or the officers and employees of Tenant's Affiliates at the Premises.

                (c) On or before the one hundred twentieth (120/th/) day after execution and delivery of this Lease by the parties and again sixty (60) days before the Rent Commencement Date, Tenant shall notify Landlord of the number of paid monthly parking permits which Tenant desires Landlord or the Operator to make available for use by the officers and employees of Tenant and its Affiliates at the Premises. If Tenant shall so notify Landlord, Operator shall make available the number of paid parking permits requested on the Rent Commencement Date or as soon as reasonably practicable thereafter.

                (d) After the Rent Commencement Date, Tenant may from time to time notify Landlord that it requires fewer or additional paid parking permits and if Tenant shall so notify Landlord, Operator shall, subject to availability, promptly make available the number of paid parking permits requested as soon as reasonably practicable thereafter.

         37.2. Tenant shall pay Landlord or Operator its posted rates for paid monthly parking permits or such other rates as Landlord (or Operator) and Tenant shall agree upon.

                                   ARTICLE 38

                      COMMUNICATIONS EQUIPMENT AND ANTENNA

         38.1. (a) Subject to and in accordance with the terms and provisions of this Lease, Tenant shall have the right to install, maintain, operate, repair, replace and remove satellite and microwave dishes and appurtenances thereto as may be reasonably approved by Landlord (hereinafter collectively referred to as the "Antenna") in Tenant's Designated Roof Space, the size and location of which within Tenant's Designated Roof Space shall be subject to Landlord's reasonable approval (provided that the location of the Antenna shall not adversely affect the ability thereof to transmit or receive signals), and run lines and conduits and cables (including, without limitation, lines to supply electricity for operation of the Antenna from Tenant's dedicated electrical equipment in the Building) between the Antenna and the Premises, provided that (and in the event Tenant makes or causes to be made such installation, Tenant hereby covenants and agrees that): (i) such installations are performed in accordance with all Legal

Requirements and in compliance with the terms of Article 15 of this Lease relating to Tenant Changes; (ii) Tenant shall indemnify and hold Landlord harmless from any liability, cost or expense (including reasonable attorneys' fees and disbursements) connected therewith or arising therefrom of any nature whatsoever; (iii) Tenant shall promptly repair any damage caused to the roof or any other portion of the Building by reason of such installation including, without limitation, any repairs, restorations, maintenance, renewals or replacement of the roof necessitated by or in any way caused by or relating to such installations; (iv) Tenant shall cooperate with Landlord to mitigate any disturbance or interference with the use or intended use of any antenna or other communications equipment by Landlord or any other tenant or occupant of the Building caused by the installation or maintenance of the Antenna, including, without limitation, by moving the Antenna to another location specified by Landlord, at Landlord's sole cost and expense, provided that (A) the transmission and reception of the Antenna, following such move, modification or alteration, shall not be diminished and (B) any such move shall be done at a time reasonably acceptable to Tenant and shall be done in a manner to avoid material disruption to the operation of Tenant's business; (v) the Antenna shall be deemed Special Initial Work or Special Tenant Changes, as the case may be, for all purposes of this Lease; (vi) Tenant shall obtain any additional insurance coverage with respect to such installations for the benefit of Landlord in such amount and of such type as Landlord may reasonably require and is customarily obtained for owners of office buildings in the City for similar type installations; (vii) if Landlord's structural engineer shall reasonably deem it advisable that there be structural reinforcement of the roof of the Building in connection with any such installation because the load on the roof exceeds forty (40) pounds per square foot, Landlord shall perform same at Tenant's cost and expense and Tenant shall not perform any such installation prior to the completion of any such structural reinforcement; (viii) the Antenna shall be used only in connection with Tenant's, Tenant's Affiliates' and Tenant's permitted occupants', assignees' and subtenants' normal business activities, and (ix) Tenant shall not permit the Antenna to be used by or for any third party other than Tenant's Affiliates and Tenant's permitted occupants and subtenants.

                (b) Tenant shall have reasonable access to the roof as may be reasonably necessary in connection with the installation, maintenance, operation, repair, replacement and removal of the Antenna and related risers, conduits and cable, provided that Tenant shall give Landlord reasonable prior notice of such access requirements. If any installation by Tenant or any contractor or agent of Tenant referred to in this Article or act or omission relating thereto should revoke, negate or in any manner impair or limit any roof warranty or guaranty obtained by Landlord, then Tenant shall reimburse Landlord for any loss or damage sustained or costs or expenses incurred by Landlord as a result of such impairment or limitation to the extent caused by Tenant, any of the Tenant Parties, any Affiliate of Tenant or any of Tenant's permitted occupants or subtenants.

        38.2. Subject to and in accordance with the terms of this Lease, upon prior notice to Landlord, Tenant may substitute any antenna or communication dish for its Antenna provided that such substituted antenna and communication dish are substantially equivalent to or less than the size and scope of such Antenna and meet with the reasonable rules, regulations and guidelines therefor promulgated by Landlord, from time to time.

        38.3. Subject to the terms and conditions of this Lease, to the extent that Tenant is permitted hereunder to construct and operate (or cause to be constructed and operated) an antenna, a facility or any other item of equipment for the purpose of transmitting telecommunication signals to satellites (a "Facility"), Tenant shall comply with the requirements set forth in this Section
38.3 and shall cause provisions substantially in accordance with the following to be included in subleases permitted hereunder:

                (a) To the extent required by applicable law or by the City under the Ground Lease, Tenant or any subtenant to whom this Section applies (collectively, the "Facility Operators") will, before constructing and/or installing a Facility (or having same constructed or installed), do the following:

                (i) devise a program for monitoring electromagnetic radiation levels on and in the vicinity of the Building (the "Program");

                (ii) select a firm to carry out the Program (the "Monitor"); and

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                (iii)  obtain through the Bureau of Radiation Control of the New
York City Department of Health (the "Bureau"), the City's approval of both the Program and the Monitor.

                (b) Monitoring electromagnetic radiation levels under a Program will commence when the Facility covered by such Program begins to transmit telecommunication signals, through its antenna, or whenever the antenna is reactivated after being shut down for repair, or whenever a substitute antenna (or substitute Facility) starts operation after replacing the old equipment.

                (c) While Programs are in operation, the Facility Operators shall do the following:

                (i) submit to the Bureau all reports (the writing and submission of which must occur no less frequently than twice (or such greater number as may be required by applicable law or by the City under the Ground Lease) per calendar year) as produced by the Monitor with regard to the results of monitoring electromagnetic radiation levels under the Program;

                (ii) substitute the City as Monitor if and when the City develops its own capability to monitor electromagnetic radiation;

                (iii) pay for all costs and expenses incurred by the City as a Monitor if and when the City becomes same; and

                (iv) insure that the Program occur at locations in the Premises which are accessible to the general public.

                (d) If and when the Monitor finds the level of electromagnetic radiation produced at the Building, as measured at one or more locations generally or readily accessible to the general public, exceeds either fifty (50) microwatts per square centimeter or any maximum permissible standard hereinafter adopted by the City, the relevant Facility Operator or Operators will take whatever steps are necessary to reduce the level of electromagnetic radiation produced at the relevant locations to a power density below the applicable level.

                                   ARTICLE 39

                                EXTENSION OF TERM

         39.1.  (a)    Tenant shall have the right to extend the Term of this
Lease for two (2) successive additional ten (10 year periods (each, an "Extension Term"), the first ending on the tenth (10th) anniversary of the Expiration Date of the initial Term of this Lease (the "First Extension Term" and the second ending on the twentieth (20th) anniversary of the Expiration Date of the initial Term of this Lease (the "Second Extension Term"), both upon the same terms and conditions as provided in this Lease for the initial Term, except that the Fixed Rent, Tenant's Proportionate Tax Share, Tenants' Proportionate Operating Expense Share and certain other provisions shall be adjusted as provided in Sections 39.2. The rights to extend the Term may be exercised with respect to (A) the entire Premises, or (B) less than the entire Premises provided that (i) such extension shall be for one (1) or more contiguous full floors (the "First Extension Floor(s)"), (ii) Tenant shall only have the right to exercise the Second Extension Term with respect to one (1) or more contiguous full floors (the "Second Extension Floor(s)") which were the subject of the First Extension Term, and (iii) with respect to any portion of the Premises for which the Term is not extended as aforesaid, this Lease shall terminate on the expiration of the initial Term or the First Extension Term, as the case may be, and all provisions hereof with respect to the termination of this Lease and the expiration of the Term shall apply thereto, including any restoration requirements with respect to such space.

                (b)    The right to extend the Term is subject to the following:

                (i) With respect to the First Extension Term, Tenant shall give Landlord notice (the "First Extension Notice") of its election to extend the Term at least eighteen (18) months prior to the Expiration Date of the initial Term of this Lease, which notice shall specify whether Tenant has elected to extend the Term with respect to the entire Premises or for the First Extension Floor(s);

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                (ii)  With respect to the Second Extension Term, Tenant shall give Landlord notice (the "Second Extension Notice") of its election to extend the Term at least eighteen (18) months prior to the Expiration Date of the First Extension Term of this Lease, which notice shall specify whether Tenant has elected to extend the Term with respect to the entire then Premises or the Second Extension Floor(s);

                (iii) This Lease shall be in full force and effect as of the time of the giving of either the First Extension Notice or the Second Extension Notice; and

                (iv) Tenant and its Affiliates (and corporate successors and assigns permitted in accordance with Section 7.1) shall be in actual occupancy of not less than fifty percent (50%) of the Premises (or if Tenant desires to exercise the right to extend with respect to the Extension Floor(s), fifty percent (50%) of the Extension Floor(s)) as of the time of the giving of the First Extension Notice or the Second Extension Notice, as the case may be, and as of the commencement of the Extension Term; or if Tenant and its Affiliates (and corporate successors and assigns permitted in accordance with Section 7.1) shall not be in actual occupancy of at least fifty percent (50%) of the Premises (or the Extension Floor(s)) as of the time of the giving of the First Extension Notice or the Second Extension Notice, as the case may be, the chief operating officer of Tenant shall certify to Landlord that Tenant and its Affiliates (and corporate successors and assigns permitted in accordance with Section 7.1) shall, upon the commencement of the Extension Term, occupy at least fifty percent (50%) of the Premises (or the Extension Floor(s)).

         39.2.  (a)   The Fixed Rent payable by Tenant to Landlord during the
First Extension Term shall be the fair market rent per rentable square foot for the Premises or the Extension Floor(s) determined as of the date six (6) months prior to the commencement of the First Extension Term but in no event less than the Rent per rentable square foot payable under this Lease on the Expiration Date.

                (b) The Fixed Rent payable by Tenant to Landlord during the Second Extension Term shall be the fair market rent per rentable square foot for the Premises or the Expansion Floor(s) determined as of the date six (6) months prior to the commencement of the Second Extension Term but in no event less than the Rent per rentable square foot payable under this Lease on the Expiration Date of the First Extension Term.

                (c) The "fair market rent" shall mean the going rate of fixed annual rent for comparable office space giving due consideration to (i) location, size and the interior construction and fittings in the Premises, (ii) the Base Tax Year and Base Year Taxes and the Base Year Operating Expenses,
(iii) the fact that Landlord shall not be obligated to perform any work to prepare the Premises for Tenant's occupancy, (iv) the fact that Tenant shall not be entitled to any work allowance or credit against the Fixed Rent in lieu thereof, (v) the absence of so-called "down time," and (vi) any other relevant factors which would be taken into account in leasing the Premises or the Extension Floor(s) to a third party in an arm's length transaction, including, without limitation, brokerage commissions. Landlord and Tenant shall in good faith attempt to arrive at an agreement as to the fair market rent as soon as possible after Tenant gives the First Extension Notice or the Second Extension Notice, as the case may be. In the event that the fair market rent has not been agreed upon by Landlord and Tenant six (6) months prior to the commencement of the relevant Extension Term, then upon the written request of either Landlord or Tenant, the determination shall be submitted to arbitration in accordance with the provisions of Section 35.2 hereof. In the event that such arbitration shall not have been finally determined prior to the commencement of the Extension Term, Tenant shall pay Landlord's proposed Fixed Rent for the Extension Term until such determination is made. If the Fixed Rent determined to be payable shall be less than that paid by Tenant prior to the final determination of such arbitration, at Tenant's election Landlord shall within thirty (30) days after such final determination either pay to Tenant the amount of the excess plus interest on the disputed amount at the Interest Rate or credit the same against the next installment of Fixed Rent.

                (d) If Tenant exercises its right to extend the Term for less than the entire Premises, Tenant's Proportionate Tax Share and Tenants' Proportionate Operating Expense Share shall be correspondingly revised (i.e., to a percentage represented by a fraction having a numerator equal to the rentable square footage of the portion of the Premises for which the Term is being extended and a denominator equal to the total rentable square footage of the Building or the number of rentable square feet of office space contained in the Building, as the case may be), and Landlord shall have the right to proportionately reduce the size of Tenant's Designated Roof

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Space, provided that Landlord shall us its good faith efforts to minimize the disruption of Tenant's then current use of Tenant's Designated Roof Space in connection with such reduction.

         39.3. If this Lease is extended for one or both Extension Terms, Landlord or Tenant may request that the other party hereto execute a certificate in form reasonably satisfactory to the parties setting forth the exercise of Tenant's right to extend the term of this Lease, the last day of such Extension Tenn and the Fixed Rent payable during such Extension Term.

         If Tenant exercises its right to extend the Term for an Extension Term pursuant to this Article 39, the phrases "Term," "term of this Lease" or as used in this Lease, shall be construed to include, when practicable, the applicable Extension Term.

                                   ARTICLE 40

         EARLY EXPANSION RIGHTS AND REDUCTION RIGHTS; EXPANSION OPTIONS

         40.1.  (a)   Through and including the ninetieth (90/th/) day following the Commencement of Construction of the Building, Tenant shall have a one-time right to increase the size of the Premises to include (subject to availability) the entire tenth (10/th/) floor of the Building or the entire tenth (10/th/) and eleventh (11/th/) floors of the Building by written notice to Landlord exercising such right and designating the floor(s) Tenant intends to add to the Premises (the "Early Expansion Notice"). If timely delivered, the Early Expansion Notice shall be deemed irrevocable (except to the extent expressly provided to the contrary in this Article) and the floor(s) referenced in the Early Expansion Notice shall be included in the Premises. If Tenant shall fail timely to send the Early Expansion Notice, Tenant shall be deemed to have irrevocably, waived the early expansion right set forth in this Section 40.1
(a). If Tenant shall timely exercise the early expansion right as aforesaid (the subject floor(s) hereinafter referred to as the "Early Expansion Space"), then:

                (i) Landlord hereby leases to Tenant and Tenant hereby rents from Landlord the Early Expansion Space;

                (ii) all references in this Lease to the "Premises" shall be deemed to include the Early Expansion Space and the total rentable square footage of the Premises shall be increased accordingly (for purposes of this Article 40, the parties agree that the entire tenth (10/th/) floor is deemed to consist of 35,143 rentable square feet and the entire eleventh (11/th/) floor is deemed to consist of 35,143 rentable square feet);

                (iii) Fixed Rent shall be increased by an amount equal to the product of (x) the rentable square footage of the Early Expansion Space and (y) the Fixed Rent per rentable square foot provided in Section 1.3(a) hereof;

                (iv) Tenant's Proportionate Tax Share and Tenants' Proportionate Operating Expense Share shall be correspondingly increased (i.e., by a percentage represented by a fraction having a numerator equal to the rentable square footage of the Early Expansion Space and a denominator equal to the total rentable square footage of the Building or the number of rentable square feet of office space contained in the Building, as the case may be);

                (v) Tenant's Initial Work Allowance (other than the Rentalized Amount) shall be increased by an amount equal to the product of (i) Thirty-Five Dollars ($35.00) per rentable square foot and (ii) the total rentable square footage of the Early Expansion Space;

                (vi) Tenant shall have the right to elect in the Early Expansion Notice to proportionately increase the size of Tenant's Designated Roof Space; and

                (vii) all of the terms, provisions and conditions of this Lease (including Article 39 hereof) shall apply to the Early Expansion Space with the same force and effect as if it were initially leased to Tenant as part of the initial space demised hereunder and the access rights granted under Section 10.1(a)(i) shall be deemed extended to the Early Expansion Rights.

                (b) Unless Tenant shall have previously exercised the early expansion right pursuant to Section 40.1(a), then through and including the ninetieth (90/th/) day following the Commencement of Construction of the Building, Tenant shall have a one-time right to reduce the size of the Premises to exclude (i) the entire ninth (9/th/) floor of the Building or (ii) the entire

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eighth (8/th/) and ninth (9/th/) floors of the Building, by irrevocable, written notice to Landlord exercising such right and indicating the floor(s) Tenant intends to excluded from the Premises (the "Reduction Notice"). If Tenant shall fail to timely send the Reduction Notice, Tenant shall be deemed to have irrevocably waived the early reduction right set forth in this Section 40.1(b). If Tenant shall timely exercise the early reduction right as aforesaid (the subject floor(s) hereinafter referred to as the "Reduction Space"), then:

               (i) all references in this Lease to the "Premises" shall be deemed to exclude the Reduction Space and the total rentable square footage of the Premises shall be decreased accordingly;

               (ii) Fixed Rent shall be decreased by an amount equal to the product of (x) the rentable square footage of the Reduction Space and (y) the Fixed Rent per rentable square foot provided in Section 1.3(a) hereof;

               (iii) Tenant's Proportionate Tax Share and Tenant's Proportionate Operating Expense Share shall be correspondingly decreased (i.e., by a percentage represented by a fraction having a numerator equal to the rentable square footage of the Reduction Space and a denominator equal to the total rentable square footage of the Building or the number of rentable square feet of office space contained in the Building, as the case may be);

               (iv) The Base Allowance shall be decreased by (A) with respect to the Thirty-Five Dollars ($35.00) per rentable square foot referenced in
Section 16.20(b), an amount equal to the product of (i) Thirty-Five Dollars ($35.00) per rentable square foot and (ii) the total rentable square footage of the Early Reduction Space and (B) with respect to the Eight Hundred Eighty-Nine Thousand One Hundred Twenty Three Dollars ($889,123.00) referenced in Section 16.20(b), an amount equal the product of (i) $899,123.00 and (ii) the ratio of the total rentable square footage of the Early Reduction Space to the total rentable square footage of the Premises prior to any such reduction; and

               (v) Landlord shall have the right to proportionately reduce the size of Tenant's Designated Roof Space.

         40.2. (a)   If Tenant has not previously leased the tenth (10/th/) and eleventh (11/th/) floors pursuant to Section 40.1(a) and provided Tenant shall not then be in default of any of its material obligations under this Lease (after the giving of any required notice and the expiration of any applicable cure period), Tenant shall have the option (the "Year Five Expansion Option") pursuant to the terms and conditions of this Section 42.2, to lease one (1) entire floor of the Building contiguous with the Premises (the "Year Five Expansion Space") by giving irrevocable notice to Landlord at least twelve (12) months prior to the fifth (5/th/) anniversary of the Rent Commencement Date. If Tenant shall timely exercise the Year Five Expansion Option, the term hereof with respect to the Year Five Expansion Space shall commence on the later to occur of (i) the fifth (5/th/) anniversary of the Rent Commencement Date and
(ii) the date on which Landlord delivers vacant possession of the entire Year Five Expansion Space to Tenant (such later date, the "Year Five Expansion Space Commencement Date") and shall end on the Expiration Date. If Tenant shall fail timely to exercise the Year Five Expansion Option, (x) Tenant shall be deemed to have irrevocably waived the Year Five Expansion Option, (y) Landlord shall be free to lease the Year Five Expansion Space to any third party at any rental rate and upon any terms determined by Landlord, and (z) subject to Section 40.2(b), the Year Five Expansion Space shall be unencumbered by the provisions of this Article, and Landlord shall be under no further obligation to offer the space to Tenant, except as expressly provided in Article 41 hereof.

              (b) If Tenant shall not have leased the tenth (10/th/) and (11/th/) floors pursuant to Section 40.1(a) and/or Section 40.2(a), and provided Tenant shall not then be in default of any of its material obligations under this Lease (after the giving of any required notice and the expiration of any applicable cure period), Tenant shall have the option (the "Year Ten Expansion Option"), pursuant to the terms and conditions of this Section 40.2, to lease one (1) entire floor of the Building contiguous with the Premises (the "Year Ten Expansion Space") by giving irrevocable notice to Landlord at least twelve (12) months prior to the tenth (10/th/) anniversary of the Rent Commencement Date. If Tenant shall timely exercise the Year Ten Expansion Option, the term hereof with respect to the Year Ten Expansion Space shall commence on the later to occur of
(i) the tenth (l0/th/) anniversary of the Rent Commencement Date and (ii) the date on which Landlord delivers vacant possession of the entire Year Ten Expansion Space to Tenant

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(such later date, the "Year Ten Expansion Space Commencement Date") and shall end on the Expiration Date. If Tenant shall fail timely to exercise the Year Ten Expansion Option, (x) Tenant shall be deemed to have irrevocably waived the Year Ten Expansion Option, (y) Landlord shall be free to lease the Year Ten Expansion Space to any third party at any rental rate and upon any terms determined by Landlord, and (z) the Year Ten Expansion Space shall be unencumbered by the provisions of this Article and Landlord shall be under no further obligation to offer the space to Tenant, except as expressly provided in Article 41 hereof.

               (c) If (i) Tenant shall exercise the Year Five Expansion Option, then effective as of the Year Five Expansion Space Commencement Date and/or (ii) if Tenant shall exercise the Year Ten Expansion Option, then effective as of Year Ten Expansion Space Commencement Date, the following conditions shall apply to the Year Five Expansion Space and/or the Year Ten Expansion Space, as the case may be (the applicable expansion space, given the context, the "Expansion Space"):

               (i) Landlord hereby leases to Tenant and Tenant hereby rents from Landlord the Expansion Space, and the total rentable square footage of the Premises shall be increased accordingly;

               (ii) all references in this Lease to the "Premises" shall be deemed to include the Expansion Space;

               (iii) the Fixed Rent hereunder shall be increased by an amount equal to the fair market value of the Expansion Space, as determined in Section 39.2(c) hereof, but in no event less than the Rent per rentable square foot then payable by Tenant under this Lease;

               (iv) Tenant's Proportionate Tax Share and Tenant's Operating Expense Proportionate Share shall be correspondingly increased (i.e., by a percentage represented by a fraction having a numerator equal to the rentable square footage of the Expansion Space and a denominator equal to the total rentable square footage of the Building or the number of rentable square feet of office space contained in the Building, as the case may be);

               (v) Tenant shall have the right to elect in Tenant's expansion election notice to prcportionately increase the size of Tenant's Designated Roof Space.

               (vi) Tenant agrees to accept such Expansion Space in its "as is" condition in all respects as of the Year Five Expansion Space Commencement Date or Year Ten Expansion Space Commencement Date, as applicable, provided Landlord delivers the same broom clean, "as is" and in the surrender condition required by the lease of the vacating tenant;

               (vii) except as expressly provided in this Section 40.2, all of the terms, provisions and conditions of this Lease (including Article 39 hereof and the Tax Base Year and Base Year Operating Expenses, as applicable and as specified in Article 3) shall apply to the Expansion Space with the same force and effect as if it were initially leased to Tenant as part of the initial Premises demised hereunder, except that nothing contained in this Section 40.2(c)(vii) is intended to impute any retroactive liability on Tenant for the Year Five Expansion Option or the Year Ten Expansion Option, as the case may be, prior to the Year Five Expansion Space Commencement Date or the Year Ten Expansion Space Commencement Date, respectively;

               (d) if Landlord shall be prevented from-delivering possession to Tenant of any or all of the Year Five Expansion Space on the Year Five Expansion Space Commencement Date or any or all of the Year Ten Expansion Space on the Year Ten Expansion Space Commencement Date due to the holdover or retention of possession of any tenant thereof or subtenant, successor or assignee of such tenant, Landlord shall not be subject to any liability for failure to give possession of such Expansion Space to Tenant, the validity of this Lease shall not be impaired thereby, and Tenant shall take possession of such Expansion Space if, as and when vacant possession of the entire Expansion Space at issue is delivered to Tenant, provided, however, that if possession of such space is not delivered to Tenant within six (6) months after the fifth (5/th/) anniversary of the Rent Commencement Date with respect to the Year Five Expansion Option or the tenth (l0/th/) anniversary of the Rent Commencement Date with respect to the Year Ten Expansion Option, as the case may be, Tenant shall have the right to revoke its exercise of the Year Five Expansion option or the Year Ten Expansion option, respectively, on

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thirty (30) days' prior notice to Landlord unless possession is delivered prior to the expiration of such thirty (30) day period.

     40.3. If on the commencement date of the term of any such Expansion Space, Tenant shall be in default in the performance of any of the terms, conditions or provisions of this Lease (after receipt of any required notice and the expiration of any applicable cure period), Tenant's exercise of such option and the expansion or reduction of space hereby contemplated shall, at the option of Landlord exercised by written notice to Tenant, be rendered null and void and shall be of no further force or effect, and Tenant shall have no further additional right to exercise said option.

     40.4. If Tenant exercises any option provided for in this Article 40, then, at Landlord's request after (a) with respect to Section 40.1(a), the later to occur of delivery of the Early Expansion Notice, (b) with respect to Section 40.1(b), delivery of the Reduction Notice and (c) with respect to Section 40.3, the Year Five Expansion Space Commencement Date or the Year Ten Expansion Space Commencement Date, as applicable, Tenant agrees to execute, acknowledge and deliver to Landlord within ten (10) days of Landlord's request an instrument in form and substance reasonably acceptable to Landlord confirming (i) the Fixed Rent payable under this Lease, (ii) the leasing or reduction of the space that is the subject of the option and (iii) any other modifications provided for in this Article 40, but no such instrument shall be required in order to make the provisions hereof effective.

                                   ARTICLE 41

                              RIGHT OF FIRST OFFER

     41.1. If at any time during the Term after the initial leasing of all of the space in the Building, any space in the Building has become, or Landlord anticipates will become, available for leasing (such space that becomes available being referred to as the "Offering Space"), then Landlord, before offering such space to any other party, shall offer to Tenant the right (the "ROFO") to lease such Offering Space on the terms and conditions hereinafter provided (but exclusive of any rent abatements, tenant work allowances or work to be performed by Landlord to prepare the Offering Space for occupancy, except as may specifically be provided in this Article 41) and such additional terms and conditions as are hereinafter set forth. Such right shall be offered to Tenant at least nine (9) months prior to the date the existing lease for such space is scheduled to expire (or, if such lease is terminated prior to its scheduled expiration date, then as soon as reasonably practicable in the circumstances).

     41.2. Any offer pursuant to this Article 41 shall be made by Landlord to Tenant in a written notice (hereinafter called the "Offering Space Notice") which offer shall set forth, inter alia (a) the Offering Space being offered,(b) the Fixed Rent per rentable square foot for the Offering Space, which shall be the fixed annual rent at which such space would be offered to third parties (as adjusted to reflect any rent or tenant improvement allowance concessions Landlord would offer to any such third party or work which would be performed by Landlord for such third party unless Landlord elects to give such concession(s) or work to Tenant) multiplied by the number of rentable square feet of the Offering Space, (c) the number of rentable square feet of, and Tenant's Proportionate Tax Share and Tenant's Proportionate Operating Expense Share with respect to, the Offering Space, and (d) the date on which Landlord anticipates that the Offering Space will become available for delivery to Tenant in the condition specified below in this Section 41.2. Tenant may accept the offer set forth in the Offering Space Notice by delivering to Landlord an unconditional acceptance (hereinafter called "Tenant's Acceptance Notice") of such offer within thirty (30) days after delivery by Landlord of the Offering Space Notice to Tenant. Tenant may only accept the offer as to the entire Offering Space described in the Offering Space Notice. If Tenant exercises the right to lease the Offering Space as aforesaid, Tenant shall accept the Offering Space offered to Tenant vacant, broom clean, "as is" and in the surrender condition required by the lease of the vacating tenant, on the Offering Space Inclusion Date (defined below), and Tenant agrees that Landlord shall not be required to make any improvements therein to prepare the Offering Space for Tenant's occupancy.

     41.3. If Tenant shall duly deliver to Landlord a Tenant's Acceptance Notice in accordance with this Article 41, then Tenant shall conclusively and irrevocably be deemed to have accepted Landlord's offer and this Lease shall automatically and without any further act by either party be deemed amended as of the later to occur of (i) the date set forth in the Offering

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Space Notice or (ii) the date that such Offering Space is available for Tenant's possession in the condition in which such space is required to be delivered in accordance with this Article 41 (as the case may be, the "Offering Space Inclusion Date") to reflect that:

               (a) Landlord hereby leases to Tenant and Tenant hereby rents from Landlord the Offering Space, and the total rentable square footage of the Premises shall be increased by the amount set forth in the Offering Space Notice;

               (b) all references in this Lease to the "Premises" shall be deemed to include the Offering Space;

               (c) the Fixed Rent hereunder shall be increased by the amount set forth for the same in the Offering Notice;

               (d) Tenant's Proportionate Tax Share and Tenant's Proportionate Operating Expense Share shall be correspondingly increased by the respective amounts for the same set forth in the Offering Notice;

               (e) Tenant shall have the right to elect in Tenant's Acceptance to proportionately increase the size of Tenant's Designated Roof Space; and

               (f) all of the terms, provisions and conditions of this Lease (including Article 39 hereof and the Base Tax Year, Base Year Taxes and Base Year Operating Expenses, as applicable and as set forth in Article 3) shall apply to the Offering Space with the same force and effect as if it were initially leased to Tenant as part of the initial space demised hereunder, except that nothing contained in this Section 41.3(e) is intended to impute any retroactive liability on Tenant for the Offering Space prior to the Offering Space Inclusion Date.

     In confirmation of the exercise of the ROFO, Landlord may request that Tenant execute, acknowledge and deliver, and the Tenant shall so exercise, acknowledge and deliver, an instrument in form acceptable to Landlord confirming the exercise of the ROFO and the terms specific to the Offering Space; however, no such documentation shall be necessary to effectuate the self-operative amendments to the Lease provided above.

     41.4. If Tenant does not deliver (or fails timely to deliver) a Tenant's Acceptance Notice within the thirty (30) day period described in
Section 41.2, then Tenant shall have automatically, completely and irrevocably, without any further act by any party, waived its rights under this Article 41 with respect to the leasing of the Offering Space described in the Offering Space Notice and Landlord shall at any and all times thereafter be entitled to lease such Offering Space to others at such rentals and upon such terms and conditions as Landlord in its sole and absolute discretion may desire, whether such rental terms, provisions and conditions are the same as those offered to Tenant or more or less favorable, provided, however, that (i) before Landlord may lease such Offering Space to any proposed tenant for a rental which (taking into account any rent or tenant improvement allowance concessions offered to such proposed tenant and any work which would be performed by Landlord for such proposed tenant, unless Landlord shall have offered such concession(s) or work to Tenant) shall be more than seven and one half percent (7.5%) less than the rental set forth in the Offering Space Notice with respect to such Offering Space, or (ii) if Landlord does not consummate a lease for the Offering Space with a third party within six (6) months from the date of Tenant's waiver (or deemed waiver) of its rights to lease the Offering Space, as aforesaid, then, in either case, Landlord shall again offer the Offering Space to Tenant in accordance with the provisions of this Article 41 on the basis of the then applicable terms.

     41.5. The provisions of this Article 41 shall be effective only if, upon (i) the date the Offering Space becomes available for leasing, (ii) the date of the Tenant's Acceptance Notice and (iii) the date the Offering Space becomes available for possession (a) the named Tenant and its Affiliates or permitted successor corporation permitted pursuant to Section 7.1 is in actual physical occupancy and possession of an amount of space equal to at least fifty percent (50%) of the Premises previously delivered by Landlord to Tenant, and
(b) no Event of Default shall have occurred and be continuing. The rights described in this Article 41 are personal to Empire HealthChoice, Inc. d/b/a Empire Blue Cross Blue Shield and/or any Affiliate of Tenant and/or any successor-in-interest to Tenant by assignment or subletting pursuant to Section 7.1(b), and no other person or entity shall be entitled to exercise any right granted by this Article 41.

               (a) The parties hereto acknowledge that the Offering Space is currently and/or may be in the future occupied by another tenant and/or subtenants and that Landlord shall not deliver to Tenant the Offering Space until such tenant and/or subtenants have vacated and surrendered the Offering Space to Landlord. If Landlord is unable to give possession of the Offering Space to Tenant because of the holding-over or retention of possession of such tenant and/or subtenants, or any other undertenant or other occupant of the Offering Space, or for any other reason, Landlord shall not be subject to any claims or damages of any kind or nature whatsoever for failure to give possession, and the validity of this Lease shall not be impaired in any manner under such circumstances, Tenant hereby waiving all rights under Section 223-a of the Real Property Law of New York or any successor or similar statute with respect thereto. If Landlord has not delivered possession of the Offering Space to Tenant within six (6) months of the date set forth in the Offering Space Notice for such, Tenant shall have the right to revoke its exercise of the ROFO on thirty (30) days' prior notice to Landlord unless possession is delivered prior to the expiration of such thirty (30) day period.

                                   ARTICLE 42

                            MISCELLANEOUS PROVISIONS

     42.1. In no event shall Tenant pay Landlord any sums on account of the Fixed Rent for more than one (1) month in advance.

     42.2. In the event that an excavation should be made for building or other purposes upon land adjacent to the Building, or should be authorized to be made, Tenant shall, subject to the provisions of Article 10 of this Lease, if necessary, afford to the person or persons causing or authorized to cause such excavation, license to enter upon the Premises for the purpose of doing such work as shall reasonably be necessary to protect or preserve the wall or walls of the Building, or the Building, from injury or damage and to support them by proper foundations, pinning and/or underpinning.

     42.3. From time to time during the Term, but not more than once in any calendar year, upon ten (10) days prior request by Landlord, Tenant shall accurately complete a report on a form provided by Landlord which requests the following type of information with respect to Tenant's employment practices within the Premises: number of full-time and part-time employees, number of existing employees relocated to the Premises, number of new employees hired after relocation to the Premises, number of minority employees and approximate salary categorization of employees. The requirements of this Section 42.3 shall be deemed to apply to any assignee of Tenant's interest herein and to any sublessee of Tenant's interest in the Premises.

     42.4. Tenant hereby pledges that it will not, during the Term of this Lease, intentionally fail to hire any otherwise qualified applicant for employment, or intentionally discriminate against any otherwise qualified employee with respect to compensation or other terms, conditions and privileges or employment at the Premises, solely on the basis of said individual's race, creed, color, national origin, sex, age, marital status, sexual orientation or physical handicap (provided such physically handicapped individual can satisfy the essential requisites of the job or benefit in question). This pledge is made on the express conditions that (a) any breach hereof shall not constitute a default under the Lease and that the Landlord shall have no redress against Tenant for breach of this pledge, (b) by virtue of Tenant's breach hereof, no party shall have any additional claim, right or remedy against Tenant by virtue of the execution of this pledge, nor shall Tenant have any greater liability to any party other than that which exists under otherwise applicable Legal Requirements, and (c) the agreements continued in this pledge extend only to Landlord and no other person shall be deemed a third-party beneficiary thereof.

     42.5. Any floor plans or space diagrams annexed to this Lease by Landlord to show the area of the Premises are approximations only. Without limiting Landlord's obligation to deliver a certification to Tenant pursuant to
Section 13.3, Landlord makes no representations concerning the illustrated dimensions of the leased space or the location and size of the fixed architectural elements shown on such plans or diagrams.

     42.6. Tenant expressly acknowledges and agrees that Landlord and its agents have not made and are not making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease or in any other written agreement which may be made between the parties concurrently with the execution and delivery of this Lease and which expressly refers to this Lease.

     42.7. This Lease shall be governed in all respects by the laws of the State of New York.

     42.8. If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Lease shall be valid and be enforced to the full extent permitted by law.

     42.9. This Lease shall not be recorded. Either party shall, upon request of the other, execute and deliver a statutory form of memorandum (for the purpose of recording) of (a) this Lease, (b) any amendment to this Lease,(c) any supplemental agreement pursuant to this Lease, and (d) any other documents required in order to record such memoranda, but said memorandum of this Lease or of any amendment to this Lease or of any supplemental agreement shall not in any circumstances be deemed to modify or to change any of the provisions of this Lease, any amendment thereto or any supplemental agreement.

     42.10. (a) Tenant shall, for itself, its subtenants, and any assignee, report to Landlord, for each calendar year included in whole or in part in the period ending on the fifth (5th) anniversary of the commencement of this Lease, by February 1 of the following year, the gross number of jobs at the Premises at the end of the prior calendar year and the number of employees at such Premises who were New York City residents and to submit to Landlord Form IA-5 (Employer's Report of Unemployment Insurance Contributions). Except to the extent contemplated in this Lease or otherwise in any document or instrument affecting the Real Property, the Building or the Project of required by law, Landlord shall use its best efforts to avoid disclosing, making known, divulging, disseminating or communicating any of the information reported to Landlord on a Landlord Form IA-5 without the express written consent of Tenant.

               (b) Tenant shall meet with the New York City Economic Development Corporation or its successors ("EDC"), within ninety (90) days after EDC's written request (which request shall not be made more often than once each calendar year and shall be sent by certified or registered mail to the Tenant's address as supplied to EDC by Landlord) on a date mutually agreeable to EDC and Tenant, for the purpose of permitting EDC to deliver a presentation to Tenant regarding EDC's City-wide or project specific employment programs. The agreement of any tenant of the Building to meet with EDC as aforesaid shall not imply any obligation of such tenant to take any action concerning such programs. The failure by Tenant to provide such report or to meet with EDC shall not be a default under this Lease, but Landlord reserves its right to seek specific performance by Tenant of its obligations to submit its annual employment report or to meet with EDC.

     42.11. The table of contents, captions, headings and titles in this Lease are solely for convenience of references and shall not affect is interpretation. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. Each covenant, agreement, obligation or other provision of this Lease on Tenant's part to be performed shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease. All terms and words used in this Lease shall be deemed to include any other number and any other gender as the context may require.

     42.12. The effectiveness of this Lease shall be conditioned upon the execution, delivery and effectiveness of the Ground Lease and shall be subject to the terms and conditions of the Ground Lease as if each such term and condition were recited in full in this Lease.

                                   ARTICLE 43

                                LETTER OF CREDIT

     43.1. On or before the date which is ten (10) days after this Lease is executed and delivered by the parties (i.e., released from escrow), Tenant shall deliver to Landlord and shall thereafter, except as otherwise provided herein, maintain in effect at all times during the Term, a clean, stand-by, irrevocable letter of credit substantially in the form attached hereto as Exhibit C, in the amount equal to (x) the Rentalized Amount minus (y) Ten Million Dollars ($l0,000,000) (unless Tenant shall have elected to have the Rentalized Amount be less than or equal to Ten Million Dollars ($l0,000,000), issued by a banking corporation having assets of at least One Billion ($1,000,000,000.00) Dollars satisfactory to Landlord and having its principal place of business or its duly licensed branch or agency in the City of New York, and, if the issuing bank is not a member of the New York Clearing House Association, confirmed by Citibank, N.A. or another bank reasonably satisfactory to Landlord which is a member of the New York Clearing House Association, which letter of credit may be presented for payment in the City of New York. Such letter of credit shall have an expiration date no earlier than the first anniversary of the date of issuance thereof and shall be automatically renewed from year to year unless terminated by the issuer thereof by notice to Landlord given by certified or registered mail, return receipt requested not less than thirty (30) days prior to the expiration thereof. Except as otherwise provided in this Article 43, Tenant shall, throughout the Term deliver to Landlord, in the event of the termination of any such letter of credit, replacement letters of credit acceptable to Landlord in lieu thereof (each such letter of credit and each such extension or replacement thereof, as the case may be, is hereinafter referred to as a "Letter of Credit") no later than thirty (30) days prior to the expiration date of the preceding Letter of Credit. The term of each such Letter of Credit shall be not less than one (1) year and shall be automatically renewable from year to year as aforesaid. If Tenant shall fail to obtain any replacements of a Letter of Credit within the time limits set forth in this
Section 43.1, Landlord may draw down the full amount of the existing Letter of Credit and apply the proceeds to repayment to Landlord's lender of the then outstanding balance of the Rentalized Amount, plus any breakage fees thereby incurred by Landlord.

     43.2. In the event Tenant defaults in payment pursuant to Section 1.3(a)(iv) of the Rentalized Amount beyond any applicable notice and grace period, Landlord may draw down the full amount of the existing Letter of Credit and may apply the proceeds to repayment to Landlord's lender of the of the then outstanding balance of the Rentalized Amount, plus any breakage fees thereby incurred by Landlord. To insure that Landlord may use the proceeds of the Letter of Credit in the manner, for the purposes, and to the extent provided in this Article 43, each Letter of Credit shall provide that the full amount thereof may be drawn down by Landlord upon presentation to the issuing or confirming bank of Landlord's sight draft drawn on the issuing bank.

     43.3. If Tenant shall fully and faithfully comply with all of Tenant's covenants and obligations under this Lease, the Letter of Credit or any portion thereof the proceeds of which shall not have been applied pursuant to this
Article 43 shall be returned to Tenant within thirty (30) days after the Expiration Date. In the event of any sale, transfer or leasing of Landlord's interest in the Building, Landlord shall have the right to transfer any interest it may have in the Letter of Credit, to the vendee, transferee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return thereof, and Tenant shall look solely to the new landlord for return of same. The provisions of the preceding sentence shall apply to every sale, transfer or leasing of the Building, and any successor of Landlord may, upon a sale, transfer, leasing or other cessation of the interest of such successor in the Building, whether in whole or in part, transfer any interest it may have in the Letter of Credit, as the case may be, to any vendee, transferee or lessee of the Building, and shall thereupon be relieved of any liability with respect thereto. In the event of a sale of the Building, Landlord shall have the right to require Tenant to deliver a replacement Letter of Credit naming the new Landlord as beneficiary and, if Tenant shall fail to deliver the same within thirty (30) days after notice, to draw down the existing Letter of Credit and apply the proceeds as provided in Section 43.1. Tenant shall not assign or encumber the Letter of Credit and neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, or attempted assignment or encumbrance.

     43.4. Notwithstanding anything to the contrary in this Article 43, commencing with the first (1st) anniversary of the Rent Commencement Date and continuing on each anniversary of the Rent Commencement Date thereafter, Tenant may substitute for the then existing Letter of Credit a replacement Letter of Credit in an amount reduced by the same percentage which the outstanding balance of the Rentalized Amount shall have been reduced by during the during the preceding twelve (12) month period. By way of example, if on the Rent Commencement Date the outstanding balance of the Rentalized Amount were Twenty-Five Million Dollars ($25,000,000) and the Letter of Credit were Fifteen Million Dollars ($l5,000,000), then if during the year preceding the first
(1st) anniversary of the Rent Commencement Date the outstanding balance of the Rentalized Amount were reduced to Twenty-Four Million Dollars ($24,000,000), then on the first (1st) anniversary of the Rent Commencement Date the amount of the Letter of Credit would be permitted to be reduced to Fourteen Million Four Hundred Thousand Dollars ($14,400,000).

        IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written.

LANDLORD:                        FOREST CITY MYRTLE ASSOCIATES, LLC

                                 By: /s/ Bruce C. Ratner
                                     ------------------------------
                                     Bruce C. Ratner, President



TENANT:                          EMPIRE HEALTHCHOICE, INC. d/b/a Blue
                                 Cross Blue Shield


                                 By: /s/ Michael A. Stocker
                                     ------------------------------
                                     Michael A. Stocker, CEO

                                    EXHIBIT A

                                     [PLAN]

                                     [PLAN]

                                     [PLAN]

                                   Exhibit B

------------------------------------------------------------------------------------------------------
Activity                                   Activity                                              Orig
   1D                                    Description                     Start        Finish     Dur
------------------------------------------------------------------------------------------------------
MILESTONES

CONSTRUCTION
------------------------------------------------------------------------------------------------------
CORE/SHELL
------------------------------------------------------------------------------------------------------
   M2                Start Sheeting/Excavation                           01NOV01                 0
------------------------------------------------------------------------------------------------------
   M3                Complete Foundations                                            01APR02     0
------------------------------------------------------------------------------------------------------
   M4                Start Steel                                         02APR02                 0
------------------------------------------------------------------------------------------------------
   M5                Steel Top-out                                                   02AUG02     0
------------------------------------------------------------------------------------------------------
   M10               Permanent Power Available                                       27JAN03     0
------------------------------------------------------------------------------------------------------
   M6                Start Pre-cast                                      05JUN02                 0
------------------------------------------------------------------------------------------------------
   M8                Building Enclosure (windows/precast/curtainwall)                21NOV02     0
------------------------------------------------------------------------------------------------------
   M9                Complete Roofing                                                18DEC02     0
------------------------------------------------------------------------------------------------------
   M13               Elevator Turnover 1-4                                           08JAN03     0
------------------------------------------------------------------------------------------------------
   M12               Elevator Turnover SE9, SE10                                     06FEB03     0
------------------------------------------------------------------------------------------------------
   M14               Elevator Turnover 5-8                                           27MAR03     0
------------------------------------------------------------------------------------------------------
   M20               Core/Shell TCO                                                  01APR03     0
------------------------------------------------------------------------------------------------------
CONSTRUCTION

EXCAVATION/FOUNDATIONS
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
   1000              Excavation/foundations                              01NOV01*    01APR02     105
------------------------------------------------------------------------------------------------------
STEEL
------------------------------------------------------------------------------------------------------
PRE-CONSTRUCTION
------------------------------------------------------------------------------------------------------
   2000              Bid/award steel                                     01OCT01     31OCT01     23
------------------------------------------------------------------------------------------------------
   2002              Steel engineering/fabrication                       01NOV01     30APR02     126
------------------------------------------------------------------------------------------------------
CONSTRUCTION
------------------------------------------------------------------------------------------------------
   2043              Steel mobilize/build cranes                         19MAR02     01APR02     10
------------------------------------------------------------------------------------------------------
   2003              Steel/deck: level C 1                               02APR02     08APR02     5
------------------------------------------------------------------------------------------------------
   2004              Steel/deck: level 1                                 09APR02     15APR02     5
------------------------------------------------------------------------------------------------------
   2005              Steel/deck: level 2                                 16APR02     22APR02     5
------------------------------------------------------------------------------------------------------
   2006              Steel/deck: level 3                                 23APR02     29APR02     5
------------------------------------------------------------------------------------------------------
   2007              Steel/deck: level 4                                 30APR02     06MAY02     5
------------------------------------------------------------------------------------------------------
   2008              Steel/deck: level 5                                 07MAY02     10MAY02     4
------------------------------------------------------------------------------------------------------
   2009              Steel/deck: level 6                                 13MAY02     16MAY02     4
------------------------------------------------------------------------------------------------------
   2010              Steel/deck: level 7                                 17MAY02     22MAY02     4
------------------------------------------------------------------------------------------------------
   2011              Steel/deck: level 8                                 23MAY02     29MAY02     4
------------------------------------------------------------------------------------------------------
   2012              Steel/deck: level 9                                 30MAY02     04JUN02     4
------------------------------------------------------------------------------------------------------
   2013              Steel/deck: level 10                                05JUN02     10JUN02     4
------------------------------------------------------------------------------------------------------
   2014              Steel/deck: level 11                                11JUN02     14JUN02     4
------------------------------------------------------------------------------------------------------
   2015              Steel/deck: level 12                                17JUN02     20JUN02     4
------------------------------------------------------------------------------------------------------
   2016              Steel/deck: level 13                                21JUN02     26JUN02     4
------------------------------------------------------------------------------------------------------
   2017              Steel/deck: level 14                                27JUN02     02JUL02     4
------------------------------------------------------------------------------------------------------
   2018              Steel/deck: level 15                                03JUL02     09JUL02     4
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
        2001                               2002                                   2003
------------------------------------------------------------------------------------------------------
   F O N D J F M A M I I A S O N D J A S O N D J F M A M J
------------------------------------------------------------------------------------------------------

    [_] Start Sheeting/Excavation

                                  [_] Complete Foundations

                                  [_] Start Steel

                                                  [_] Steel Top-out

                                                                   [_] Permanent Power Available

                                         [_] Start Pre-cast

                                   Building Enclosure (windows/precast/curtainwall) [_]

                                                                           [_] Complete Roofing

                                                                     [_] Elevator Turnover 1-4

                                                             Elevator Turnover SE9, SE 10 [_]

                                                             Elevator Turnover 5-8 [_]

                                                                                   [_] Core/Shell TCO
------------------------------------------------------------------------------------------------------


    [_______________] Excavation/foundations
------------------------------------------------------------------------------------------------------

    [____] Bid/award steel

    [____________________] Steel engineering/fabrication
------------------------------------------------------------------------------------------------------

             [_] Steel mobile/build cranes

              [_] Steel/deck level C 1

               [_] Steel/deck: level 1

                [_] Steel/deck: level 2

                 [_] Steel/deck: level 3

                  [_] Steel/deck: level 4

                   [_] Steel/deck: level 5

                    [_] Steel/deck: level 6

                     [_] Steel/deck: level 7

                      [_] Steel/deck: level 8

                       [_] Steel/deck: level 9

                        [_] Steel/deck: level 10

                          [_] Steel/deck: level 11

                           [_] Steel/deck: level 12

                            [_] Steel/deck: level 13

                             [_] Steel/deck: level 14

                               [_] Steel/deck: level 15
------------------------------------------------------------------------------------------------------------------------------------
Start Date      15FEB00                        9SOC                   Sheet 1 of 6
Finish Date     16JUN03
Data Date       01OCT01   Forest City Ratner           9 MTC South Project                            Lovell Silverman Construction
Run Date    11OCT01 08 47     COMPANIES              Forest City Ratner Companies            [LOGO]    Consultants
                                              Preliminary Project Schedule-10-10-01 Accel.            1200 MacArthur Blvd.
                                                                                                      Mahwah. NJ 07430
                                                                                                      201-327-3100
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                           ---------------------------------------------------------
 Activity               Activity                                     Orig       2001                2002                  2003
                                                                           ---------------------------------------------------------
    ID                Description              Start      Finish     Dur    F O N D J F M A M J J A S O N D J F M A M J
------------------------------------------------------------------------------------------------------------------------------------
   2023     Steel/deck: level 16              10JUL02     15JUL02     4               [_] Steel/deck: level 16
--------------------------------------------------------------------------
   2028     Steel/deck: level 17              16JUL02     16JUL02     4                [_] Steel/deck: level 17
--------------------------------------------------------------------------
   2033     Steel/deck: level 18              22JUL02     25JUL02     4                 [_] Steel/deck: level 18
--------------------------------------------------------------------------
   2038     Steel/deck: level 19/roof         26JUL02     02AUG02     5                  [_] Steel/deck: level 19/roof
------------------------------------------------------------------------------------------------------------------------------------
CONCRETE
--------------------------------------------------------------------------
   3001     Concrete: level C 1               07MAY02     13MAY02     5               [_] Concrete: level C 1
--------------------------------------------------------------------------
   3002     Concrete: level 1                 14MAY02     20MAY02     5                [_] Concrete: level 1
--------------------------------------------------------------------------
   3003     Concrete: level 2                 21MAY02     28MAY02     5                 [_] Concrete: level 2
--------------------------------------------------------------------------
   3004     Concrete: level 3                 29MAY02     04JUN02     5                  [_] Concrete: level 3
--------------------------------------------------------------------------
   3005     Concrete: level 4                 05JUN02     11JUN02     5                   [_] Concrete: level 4
--------------------------------------------------------------------------
   3006     Concrete: level 5                 12JUN02     17JUN02     4                    [_] Concrete: level 5
--------------------------------------------------------------------------
   3007     Concrete: level 6                 18JUN02     21JUN02     4                     [_] Concrete: level 6
--------------------------------------------------------------------------
   3008     Concrete: level 7                 24JUN02     27JUN02     4                      [_] Concrete: level 7
--------------------------------------------------------------------------
   3009     Concrete: level 8                 28JUN02     03JUL02     4                       [_] Concrete: level 8
--------------------------------------------------------------------------
   3010     Concrete: level 9                 05JUL02     10JUL02     4                        [_] Concrete: level 9
--------------------------------------------------------------------------
   3011     Concrete: level 10                11JUL02     16JUL02     4                         [_] Concrete: level 10
--------------------------------------------------------------------------
   3012     Concrete: level 11                17JUL02     22JUL02     4                          [_] Concrete: level 11
--------------------------------------------------------------------------
   3013     Concrete: level 12                23JUL02     26JUL02     4                           [_] Concrete: level 12
--------------------------------------------------------------------------
   3014     Concrete: level 13                29JUL02     01AUG02     4                            [_] Concrete: level 13
--------------------------------------------------------------------------
   3015     Concrete: level 14                02AUG02     07AUG02     4                             [_] Concrete: level 14
--------------------------------------------------------------------------
   3016     Concrete: level 15                08AUG02     13AUG02     4                              [_] Concrete: level 15
--------------------------------------------------------------------------
   3021     Concrete: level 16                14AUG02     19AUG02     4                               [_] Concrete: level 16
--------------------------------------------------------------------------
   3026     Concrete: level 17                20AUG02     23AUG02     4                                [_] Concrete: level 17
--------------------------------------------------------------------------
   3031     Concrete: level 18                26AUG02     29AUG02     4                                 [_] Concrete: level 18
--------------------------------------------------------------------------
   3036     Concrete: level 19/roof           30AUG02     09SEP02     6                                  [_] Concrete: level 19/roof
------------------------------------------------------------------------------------------------------------------------------------
SPRAY-ON FIREPROOFING
--------------------------------------------------------------------------

--------------------------------------------------------------------------
   4001     SOFP: level C 1                   05JUN02     10JUN02     4               [_] SOFP: level C 1
--------------------------------------------------------------------------
   4002     SOFP: level 1                     12JUN02     17JUN02     4                [_] SOFP: level 1
--------------------------------------------------------------------------
   4003     SOFP: level 2                     18JUN02     21JUN02     4                 [_] SOFP: level 2
--------------------------------------------------------------------------
   4004     SOFP: level 3                     24JUN02     27JUN02     4                  [_] SOFP: level 3
--------------------------------------------------------------------------
   4005     SOFP: level 4                     28JUN02     03JUL02     4                   [_] SOFP: level 4
--------------------------------------------------------------------------
   4006     SOFP: level 5                     05JUL02     10JUL02     4                    [_] SOFP: level 5
--------------------------------------------------------------------------
   4007     SOFP: level 6                     11JUL02     16JUL02     4                     [_] SOFP: level 6
--------------------------------------------------------------------------
   4008     SOFP: level 7                     17JUL02     22JUN02     4                      [_] SOFP: level 7
--------------------------------------------------------------------------
   4009     SOFP: level 8                     23JUL02     26JUL02     4                       [_] SOFP: level 8
--------------------------------------------------------------------------
   4010     SOFP: level 9                     29JUL02     01AUG02     4                        [_] SOFP: level 9
--------------------------------------------------------------------------
   4011     SOFP: level 10                    02AUG02     07AUG02     4                         [_] SOFP: level 10
--------------------------------------------------------------------------
   4012     SOFP: level 11                    08AUG02     13AUG02     4                          [_] SOFP: level 11
--------------------------------------------------------------------------
   4013     SOFP: level 12                    14AUG02     19AUG02     4                           [_] SOFP: level 12
--------------------------------------------------------------------------
   4014     SOFP: level 13                    20AUG02     23AUG02     4                            [_] SOFP: level 13
--------------------------------------------------------------------------
   4015     SOFP: level 14                    26AUG02     29AUG02     4                             [_] SOFP: level 14
--------------------------------------------------------------------------
   4016     SOFP: level 15                    30AUG02     05SEP02     4                              [_] SOFP: level 15
--------------------------------------------------------------------------
   4021     SOFP: level 16                    10SEP02     13SEP02     4                               [_] SOFP: level 16
--------------------------------------------------------------------------
   4026     SOFP: level 17                    16SEP02     19SEP02     4                                [_] SOFP: level 17
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                  Sheet 2 of 6

------------------------------------------------------------------------------------------------------------------------------------
                                                                           ---------------------------------------------------------
 Activity               Activity                                   Orig        2001                   2002                   2003
                                                                           ---------------------------------------------------------
    ID                Description               Start    Finish    Dur            F O N D J F M A M J J A S O N D J F M A M J
------------------------------------------------------------------------------------------------------------------------------------
   4031     SOFP: level 16                     20SEP02   25SEP02     4                              [_] SOFP: level 18
------------------------------------------------------------------------
   4036     SOFP: level 19/roof                26SEP02   04OCT02     4                               [_] SOFP: level 19
------------------------------------------------------------------------
PRE-CAST
------------------------------------------------------------------------
PRE-CONSTRUCTION
------------------------------------------------------------------------  -----------
   5000     Precast submittals/fabrication     02JAN02*  28JUN02   127                  Precast submittals/fabrication
                                                                           -----------
------------------------------------------------------------------------------------------------------------------------------------
   CONSTRUCTION
------------------------------------------------------------------------
   5005     Pre-cast panels: level 1           06NOV02   13NOv02     6                                [_]  Pre-cast panels:level 1
------------------------------------------------------------------------
   5006     Pre-cast panels: level 2           05JUN02   12JUN02     6            [_]  Pre-cast panels: level 2
------------------------------------------------------------------------
   5007     Pre-cast panels: level 3           13JUN02   20JUl02     6             [_]  Pre-cast panels: level 3
------------------------------------------------------------------------
   5008     Pre-cast panels: level 4           21JUN02   28JUl02     6              [_]  Pre-cast panels: level 4
------------------------------------------------------------------------
   5009     Pre-cast panels: level 5           01JUL02   09JUL02     6               [_]  Pre-cast panels: level 5
------------------------------------------------------------------------
   5010     Pre-cast panels: level 6           10JUL02   17JUL02     6                [_]  Pre-cast panels: level 6
------------------------------------------------------------------------
   5011     Pre-cast panels: level 7           18JUL02   25JUL02     6                 [_]  Pre-cast panels: level 7
------------------------------------------------------------------------
   5012     Pre-cast panels: level 8           26JUL02   02AUG02     6                  [_]  Pre-cast panels: level 8
------------------------------------------------------------------------
   5013     Pre-cast panels: level 9           05AUG02   12AUG02     6                   [_]  Pre-cast panels: level 9
------------------------------------------------------------------------
   5014     Pre-cast panels: level 10          13AUG02   20AUG02     6                    [_]  Pre-cast panels: level 10
------------------------------------------------------------------------
   5015     Pre-cast panels: level 11          21AUG02   28AUG02     6                     [_]  Pre-cast panels: level 11
------------------------------------------------------------------------
   5016     Pre-cast panels: level 12          29AUG02   06SEP02     6                      [_]  Pre-cast panels: level 12
------------------------------------------------------------------------
   5017     Pre-cast panels: level 13          09SEP02   16SEP02     6                       [_]  Pre-cast panels: level 13
------------------------------------------------------------------------
   5018     Pre-cast panels: level 14          17SEP02   24SEP02     6                        [_]  Pre-cast panels: level 14
------------------------------------------------------------------------
   5019     Pre-cast panels: level 15          25SEP02   02OCT02     6                         [_]  Pre-cast panels: level 15
------------------------------------------------------------------------
   5024     Pre-cast panels: level 16          03OCT02   10OCT02     6                          [_]  Pre-cast panels: level 16
------------------------------------------------------------------------
   5029     Pre-cast panels: level 17          11OCT02   18OCT02     6                           [_]  Pre-cast panels: level 17
------------------------------------------------------------------------
   5034     Pre-cast panels: level 18          21OCT02   28OCT02     6                            [_]  Pre-cast panels: level 18
------------------------------------------------------------------------
   5039     Pre-cast panels: level 19          29AUG02   05NOV02     6                             [_]  Pre-cast panels: level 19
------------------------------------------------------------------------------------------------------------------------------------
WINDOWS
------------------------------------------------------------------------
PRE-CONSTRUCTION
------------------------------------------------------------------------   -----------
   5501     Fabricate windows                  01FEB02*  05AUG02   130                  Fabricate windows
                                                                           -----------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
   5505     Windows - 2nd                      21JUN02   28JUN02     6            [_] Windows - 2nd
------------------------------------------------------------------------
   5506     Windows - 3rd                      01JUL02   09JUL02     6             [_] Windows - 3rd
------------------------------------------------------------------------
   5507     Windows - 4th                      10JUL02   17JUL02     6              [_] Windows - 4th
------------------------------------------------------------------------
   5508     Windows - 5th                      18JUL02   25JUL02     6               [_] Windows - 5th
------------------------------------------------------------------------
   5509     Windows - 6th                      26JUL02   02AUG02     6                [_] Windows - 6th
------------------------------------------------------------------------
   5510     Windows - 7th                      05AUG02   12AUG02     6                 [_] Windows - 7th
------------------------------------------------------------------------
   5511     Windows - 8th                      13AUG02   20AUG02     6                  [_] Windows - 8th
------------------------------------------------------------------------
   5512     Windows - 9th                      21AUG02   28AUG02     6                   [_] Windows - 9th
------------------------------------------------------------------------
   5513     Windows - 10th                     29AUG02   06SEP02     6                    [_] Windows - 10th
------------------------------------------------------------------------
   5514     Windows - 11th                     09SEP02   16SEP02     6                     [_] Windows - 11th
------------------------------------------------------------------------
   5515     Windows - 12th                     17SEP02   24SEP02     6                      [_] Windows - 12th
------------------------------------------------------------------------
   5516     Windows - 13th                     25SEP02   02OCT02     6                       [_] Windows - 13th
------------------------------------------------------------------------
   5517     Windows - 14th                     03OCT02   10OCT02     6                        [_] Windows - 14th
------------------------------------------------------------------------
   5518     Windows - 15th                     11OCT02   18OCT02     6                         [_] Windows - 15th
------------------------------------------------------------------------
   5519     Windows - 16th                     21OCT02   28OCT02     6                          [_] Windows - 16th
------------------------------------------------------------------------
   5520     Windows - 17th                     29OCT02   05NOV02     6                           [_] Windows - 17th
------------------------------------------------------------------------
   5521     Windows - 18th                     06NOV02   13NOV02     6                            [_] Windows - 18th
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

                                  Sheet 3 of 6

------------------------------------------------------------------------------------------------------------------------------------
                                                                                ----------------------------------------------------
   Activity                    Activity                                     Orig    2001           2002              2003
                                                                                ----------------------------------------------------
      ID                      Description               Start    Finish     Dur   F O N D J F M A M J J A S O N D J F M A M J
------------------------------------------------------------------------------------------------------------------------------------
     5522     Windows - 19th                           14NOV02   21NOV02     6                          [_] Windows - 19th
------------------------------------------------------------------------------------------------------------------------------------
SOUTHEAST CURTAINWALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     6000    Curtain wall                              21JUN02   21NOV02    108             [_____________] Curtain wall
--------------------------------------------------------------------------------
     6005    Hoist removal/close-in                    07FEB03   20MAR03     20                  Hoist removal/close-in [______]
------------------------------------------------------------------------------------------------------------------------------------
PRIMETER DRYWALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     6505    Perimeter drywall - 2nd                   21AUG02   26AUG02      4       [_] Perimeter drywall - 2nd
--------------------------------------------------------------------------------
     6506    Perimeter drywall - 3rd                   27AUG02   30AUG02      4        [_] Perimeter drywall - 3rd
--------------------------------------------------------------------------------
     6507    Perimeter drywall - 4th                   03SEP02   06SEP02      4         [_] Perimeter drywall - 4th
--------------------------------------------------------------------------------
     6508    Perimeter drywall - 5th                   09SEP02   12SEP02      4          [_] Perimeter drywall - 5th
--------------------------------------------------------------------------------
     6509    Perimeter drywall - 6th                   13SEP02   18SEP02      4           [_] Perimeter drywall - 6th
--------------------------------------------------------------------------------
     6510    Perimeter drywall - 7th                   19SEP02   24SEP02      4            [_] Perimeter drywall - 7th
--------------------------------------------------------------------------------
     6511    Perimeter drywall - 8th                   25SEP02   30SEP02      4             [_] Perimeter drywall - 8th
--------------------------------------------------------------------------------
     6512    Perimeter drywall - 9th                   01OCT02   04OCT02      4              [_] Perimeter drywall - 9th
--------------------------------------------------------------------------------
     6513    Perimeter drywall - 10th                  07OCT02   10OCT02      4               [_] Perimeter drywall - 10th
 --------------------------------------------------------------------------------
     6514    Perimeter drywall - 11th                  11OCT02   16OCT02      4                [_] Perimeter drywall - 11th
--------------------------------------------------------------------------------
     6515    Perimeter drywall - 12th                  17OCT02   22OCT02      4                 [_] Perimeter drywall - 12th
--------------------------------------------------------------------------------
     6516    Perimeter drywall - 13th                  23OCT02   28OCT02      4                  [_] Perimeter drywall - 13th
--------------------------------------------------------------------------------
     6517    Perimeter drywall - 14th                  29OCT02   01NOV02      4                   [_] Perimeter drywall - 14th
--------------------------------------------------------------------------------
     6518    Perimeter drywall - 15th                  04OCT02   07NOV02      4                    [_] Perimeter drywall - 15th
--------------------------------------------------------------------------------
     6519    Perimeter drywall - 16th                  08OCT02   13NOV02      4                     [_] Perimeter drywall - 16th
--------------------------------------------------------------------------------
     6520    Perimeter drywall - 17th                  14NOV02   19NOV02      4                      [_] Perimeter drywall - 17th
--------------------------------------------------------------------------------
     6521    Perimeter drywall - 18th                  22NOV02   27NOV02      4                       [_] Perimeter drywall - 18th
--------------------------------------------------------------------------------
     6522    Perimeter drywall - 19th                  29NOV02   04DEC02      4                        [_] Perimeter drywall - 19th
------------------------------------------------------------------------------------------------------------------------------------
ELEVATORS
--------------------------------------------------------------------------------
 PARKING GARAGE ELEVATORS (11, 12)
--------------------------------------------------------------------------------
     7007    Elevators 11/12                           27JUN02   11OCT02     75         [____________] Elevators 11/12
------------------------------------------------------------------------------------------------------------------------------------
 SERVICE ELEVATORS (SE9, SE10)
--------------------------------------------------------------------------------
     7016    Rails & brackets                          05AUG02   28OCT02     60                           [_____] Rails & brackets
--------------------------------------------------------------------------------
     7027    EMT dry                                   17SEP02                0                              | EMR dry
--------------------------------------------------------------------------------
     7028    Hoistway/EMR equipment & winng/cabs       17SEP02   23JAN03     90  Hoistway/EMT & wiinng/cabs [__________]
--------------------------------------------------------------------------------
     7034    Test & Adjust SE9, SE10                   24JAN03   06FEB03     10                         [__] Test & Adjust SE9. SE10
------------------------------------------------------------------------------------------------------------------------------------
 ELEVATORS 1-4 (LOW RISE)
--------------------------------------------------------------------------------
     7035    Rails & brackets                          27JUN02   06SEP02     50         [_________] Rails & brackets
--------------------------------------------------------------------------------
     7046    EMR dry                                   02AUG02                0                  | EMR dry
--------------------------------------------------------------------------------
     7047    Hoistway/EMR equipment & winng/cabs       09SEP02   02DEC02     50                    [__________] Hoistway/EMR
                                                                                                                 equipmenmt & winng/
                                                                                                                 cass
--------------------------------------------------------------------------------
     7053    Test & adjust LR Elev 1-4                 03DEC02   08JAN03     25                      [___] Test & Adjust LR Eleb 1-4
------------------------------------------------------------------------------------------------------------------------------------
 ELEVATORS 5-8 (HIGH RISE)
--------------------------------------------------------------------------------
     7055    Rails & brackets                          05AUG02   11NOV02     70
--------------------------------------------------------------------------------
     7064    EMR dry                                   08OCT02                0
--------------------------------------------------------------------------------
     7065    Hoistway/EMR equipment & winng/cabs       08OCT02   27FEB03    100
--------------------------------------------------------------------------------
     7071    Test & adjust LR Elev 5-8                 26FEB03   27MAR03     20
------------------------------------------------------------------------------------------------------------------------------------
 ROOF
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     8001    4th floor roof                            01JUL02   29JUl02     20                 [___] 4th floor roof
------------------------------------------------------------------------------------------------------------------------------------

                                  Sheet 4 of 6

--------------------------------------------------------------------------------------------------------------
Activity                        Activity                                                                   Orig
   ID                          Description                                Start            Finish          Dur
--------------------------------------------------------------------------------------------------------------
  8002    6th floor roof                                                 30JUL02         26AUG02            20
--------------------------------------------------------------------------------------------------------------
  0003    PH roof                                                        06NOV02         18DEC02            30
--------------------------------------------------------------------------------------------------------------
FIRE PROTECTION
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
  9003    Standpipe risers/core branches/loops (thru 10)                 03JUN02         01OCT02            85
--------------------------------------------------------------------------------------------------------------
  9004    Standpipe risers/core branches/loops (11th-19th)               20OCT02         31JAN03            85
--------------------------------------------------------------------------------------------------------------
  9006    Fire Pumps                                                     10JAN03         06MAR03            40
--------------------------------------------------------------------------------------------------------------
HVAC SYSTEMS
--------------------------------------------------------------------------------------------------------------
HVAC RISERS
--------------------------------------------------------------------------------------------------------------
  9101    Fuel oil tank delivery                                         23APR02         23APR02             1
--------------------------------------------------------------------------------------------------------------
  9102    Air handling unit deliveries (thru 10th)                       29MAY02         21AUG02            60
--------------------------------------------------------------------------------------------------------------
  9104    Air handling unit deliveries (11th-19th)                       22AUG02         14NOV02            60
--------------------------------------------------------------------------------------------------------------
  9103    Fuel oil risers (thru 10th)                                    01JUL02         19SEP02            57
--------------------------------------------------------------------------------------------------------------
  9105    Fuel oil risers (11th-19th)                                    20SEP02         10DEC02            57
--------------------------------------------------------------------------------------------------------------
  9300    HVAC ductwork/pipe risers (thru 10th)                          11JUL02         03OCT02            60
--------------------------------------------------------------------------------------------------------------
  9301    HVAC ductwork/pipe risers (11th-19th)                          04OCT02         30DEC02            60
--------------------------------------------------------------------------------------------------------------
ROOF
--------------------------------------------------------------------------------------------------------------
  9118    Rig roof equipment                                             03SEP02         30SEP02            20
--------------------------------------------------------------------------------------------------------------
  9106    Boiler. C.T., HX piping/start-up                               17SEP02         01APR03           138
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
  9112    Air conditioning available                                                     01APR03             0
--------------------------------------------------------------------------------------------------------------
  9117    Heat available                                                                 01APR03             0
--------------------------------------------------------------------------------------------------------------

LOBBY WORK
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 10001    Lobby MEP rough-in                                             03OCT02         13JAN03            70
--------------------------------------------------------------------------------------------------------------
 10003    Lobby ceilings/walls                                           21NOV02         24FEB03            65
--------------------------------------------------------------------------------------------------------------
 10005    Lobby interior finishes                                        07JAN03         31MAR03            60
--------------------------------------------------------------------------------------------------------------
STOREFRONTS
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 10010    Storefronts                                                    06NOV02         12MAR03            88
--------------------------------------------------------------------------------------------------------------
SHAFT/CORE WALL DEVELOPMENT
--------------------------------------------------------------------------------------------------------------
CORE SHAFT
--------------------------------------------------------------------------------------------------------------
 11000    Core walls/elec. closet build-out (thru 10th)                  22AUG02         20NOV02            64
--------------------------------------------------------------------------------------------------------------
 11001    Core walls/elec. closet build-out (11th-19th)                  21NOV02         21FEB03            64
--------------------------------------------------------------------------------------------------------------
ELECRIAL
--------------------------------------------------------------------------------------------------------------
SERVICE GEAR
--------------------------------------------------------------------------------------------------------------
 12200    Set/assemble switchboards/terminate & inspect                  31JUL02         19DEC02           100
--------------------------------------------------------------------------------------------------------------
CON ED
--------------------------------------------------------------------------------------------------------------
 12306    Set atmrs/netwk protectors & service work                      24OCT02         27JAN03            65
--------------------------------------------------------------------------------------------------------------
 12309    Permanent power available                                                      27JAN03             0
--------------------------------------------------------------------------------------------------------------
ELECTRICAL RISERS/CLOSETS
--------------------------------------------------------------------------------------------------------------
 12400    Electrical risers (thru 10th)                                  11JUL02         29OCT02            78
--------------------------------------------------------------------------------------------------------------
 12402    Electrical risers (11th-19th)                                  30OCT02         19FEB03            78
--------------------------------------------------------------------------------------------------------------
 12401    Electrical/telephone closets (thru 10th)                       04OCT02         20DEC02            55
--------------------------------------------------------------------------------------------------------------
 12403    Electrical/telephone closets (11th-19th)                       23DCE02         11MAR03            55
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
2001             2002                  2003
---------------------------------------------------------------------------------------------------------------------------
S O N D J F M A M J J A S O N D J F M A M J
---------------------------------------------------------------------------------------------------------------------------
                      ----
                            6th floor roof
                      ----

                                   -------
                                           PH roof
                                   -------
---------------------------------------------------------------------------------------------------------------------------

                  ---------------
                                  Standpipe risers/core branches/loops (thru 10)
                  ---------------

                                                           ----------------------
         Standpipe risers/core branches/loops (11th-19th)
                                                           ----------------------

                                                                            ---------
                                                                                      Fire Pumps
                                                                            ---------
---------------------------------------------------------------------------------------------------------------------------

                    ||  Fuel oil tank delivery

                                      ------------
                                                   Air handling unit deliveries (thru 10th)
                                      ------------

                                                  ------------
                                                               Air handling unit deliveries (11th-19th)
                                                  ------------

                                           -----------
                                                       Fuel oil risers (thru 10th)
                                           -----------

                                                       -----------
                                                                   Fuel oil risers (11th-19th)
                                                       -----------

                                              ------------
                                                           HVAC ductwork/pipe risers (thru 10th)
                                              ------------

                                                           ------------
                      HVAC ductwork/pipe risers (11th-19th)
                                                           ------------
---------------------------------------------------------------------------------------------------------------------------


                                                          ------
                                                                 Rig roof equipment
                                                          ------

                                                      ----------------------------------
                      Boiler.C.T., HX piping/start-up
                                                      ----------------------------------
---------------------------------------------------------------------------------------------------------------------------

                                                             Air conditioning Available|

                                                                                       | Heat available
---------------------------------------------------------------------------------------------------------------------------


                                                                      --------------
                                                                                     Lobby MEP rough-in
                                                                      --------------

                                                                              ------------
                                                                                           Lobby ceilings/walls
                                                                              ------------

                                                                                       ------------
                                                               Lobby interior finishes
                                                                                       ------------
---------------------------------------------------------------------------------------------------------------------------

                                                                            --------------------
                                                                                                 Storefronts
                                                                            --------------------
---------------------------------------------------------------------------------------------------------------------------

                                                                --------------
                                                                               Core walls/elec.closet build-out (thru 10th)
                                                                --------------

                                                                              --------------
                                  Core walls/elec.closet build-out (11th-19th)
                                                                              --------------
---------------------------------------------------------------------------------------------------------------------------

                                                              -----------------------
                Set/assemble switchboards/terminate & inspect
                                                              -----------------------
---------------------------------------------------------------------------------------------------------------------------

                                                                           --------------
                                 Set atmrs/netwk protectors & service work
                                                                           --------------

                                                                                         | Permanent power available
---------------------------------------------------------------------------------------------------------------------------

                                                           ----------------
                                                                            Electrical risers (thru 10th)
                                                           ----------------

                                                                           ----------------
                                              Electrical risers (11th-19th)
                                                                           ----------------

                                                                      -------------
                             Electrical/telephone closets (thru 10th)
                                                                      -------------

                                                                                   -------------
                                           Electrical/telephone closets (11th-19th)
                                                                                   -------------
===========================================================================================================================

-----------------------------------------------------------------------------------------


Activity                      Activity                                               Orig

   ID                        Description                      Start       Finish     Dur
-----------------------------------------------------------------------------------------
EMERGENCY GENERATOR
-----------------------------------------------------------------------------------------
   12501  Set/build-out Generator                             08OCT02     13FEB03     90
-----------------------------------------------------------------------------------------
FIRE ALARM
-----------------------------------------------------------------------------------------
   12700  FA users & boxes (class E lie-ins)(thru 10th)       15AUG02     19NOV02
-----------------------------------------------------------------------------------------
   12701  FA users & boxes (class E lie-ins)(11th-19th)       20NOV02     26FEB03     60
-----------------------------------------------------------------------------------------
   12702  Fire alarm devices (thru 10th)                      31DEC02     11FEB03     30
-----------------------------------------------------------------------------------------
   12703  Fire alarm devices (11th-19th)                      12FEB03     25MAR03     30
-----------------------------------------------------------------------------------------
PLUMBING
-----------------------------------------------------------------------------------------
RISERS
-----------------------------------------------------------------------------------------
   13100  Plumbing users (thru 10th)                          18JUL02     23OCT02     69
-----------------------------------------------------------------------------------------
   13101  Plumbing users (11th-19th)                          24OCT02     31JAN03     69
-----------------------------------------------------------------------------------------
TOILET ROOM DEVELOPMENT
-----------------------------------------------------------------------------------------
   13700  Rough-in (thru 10th)                                22AUG02     05NOV02     53
-----------------------------------------------------------------------------------------
   13701  Rough-in (11th-19th)                                06NOV02     22JAN03     53
-----------------------------------------------------------------------------------------
   13702  Fixtures (thru 10th)                                16DEC02     28JAN03     30
-----------------------------------------------------------------------------------------
   13703  Fixtures (11th-19th)                                29JAN03     11MAR03     30
-----------------------------------------------------------------------------------------
SITEWORK
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
   10015  Sitework                                            17MAR03*    16JUN03     65
-----------------------------------------------------------------------------------------
TESTING
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
   13707  Test/sign-off                                       12MAR03     01APR03     15
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              2001                 2002               2003
--------------------------------------------------------------------------------
             F O N D I F I M A M I I A S O N D I F M A M I
--------------------------------------------------------------------------------
                             -------
                                    Set/build-out Generator
                             -------
--------------------------------------------------------------------------------

           ------
                 FA users & boxes (class E lie-ins)(thru 10th)
           ------
                                                        ------------
           FA users & boxes (class E lie-ins)(11th-19th)
                                                        ------------
                                                            -----
                              Fire alarm devices (thru 10th)
                                                            -----

                                                               ------
                                 Fire alarm devices (11th-19th)
                                                               ------
------------------------------------------------------------------------


          ---------
                   Plumbing users (thru 10th)
          ---------
                    ----------
                              Plumbing users (11th-19th)
                    ----------
------------------------------------------------------------------------

              ----------
                        Rough-in (thru 10th)
              ----------
                        ------------
                                    Rough-in (11th-19th)
                        ------------
                               -------
                                      Fixtures (thru 10th)
                               -------
                                     -------
                                            Fixtures (11th-19th)
                                     -------
------------------------------------------------------------------------


                                             ------------
                                     Sitework
                                             ------------
------------------------------------------------------------------------


                                             --------
                                                     Test/sign-off
                                             --------
------------------------------------------------------------------------

                                    EXHIBIT C

                           FORM OF LETTER OF CREDIT



ISSUE DATE: ____________, 200_                    L/C NO.:__________


APPLICANTS:

EMPIRE HEALTHCHOICE, INC.
EMPIRE HEALTHCHOICE ASSURANCE, INC.
EMPIRE HEALTHCHOICE HMO, INC.

BENEFICIARY:                                      AMOUNT: USD___________

FOREST CITY MYRTLE ASSOCIATES, LLC

BENEFICIARY ADDRESS:

_________________

_________________

_________________


GENTLEMEN:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO.____________ IN FAVOR OF FOREST CITY MYRTLE ASSOCIATES, LLC (THE "LANDLORD") FOR AN AGGREGATE AMOUNT NOT TO EXCEED U.S. DOLLARS ______________. THIS LETTER OF CREDIT IS AVAILABLE AGAINST PRESENTATION OF YOUR DRAFT AT SIGHT DRAWN ON THE BANK OF NEW YORK, AT OUR COUNTERS AT 101 BARCLAY STREET, NEW YORK, NEW YORK (OR AT SUCH OTHER OFFICE IN NEW YORK CITY AS WE SHALL NOTIFY YOU IN WRITING FROM TIME TO
TIME) WHEN ACCOMPANIED BY THE FOLLOWING:

     BENEFICIARY'S DATED STATEMENT PURPORTEDLY SIGNED BY ONE OF ITS OFFICIALS READING AS FOLLOWS: "THE BENEFICIARY IS ENTITLED TO DRAW AGAINST THE BANK OF NEW YORK LETTER OF CREDIT NUMBER ___________ PURSUANT TO THAT CERTAIN LEASE AGREEMENT DATED AS OF JANUARY 17, 2002 BY AND BETWEEN FOREST CITY MYRTLE ASSOCIATES, LLC, AS LANDLORD, AND EMPIRE HEALTHCHOICE, INC. D/B/A BLUE CROSS/BLUE SHIELD, AS TENANT."

PARTIAL AND MULTIPLE DRAWINGS ARE PERMITTED. WE FURTHER UNDERTAKE THAT ANY DRAFT(S) PRESENTED UNDER THIS LETTER OF CREDIT SHALL BE PAID.

THIS LETTER OF CREDIT EXPIRES AT OUR COUNTERS IN NEW YORK WITH OUR CLOSE OF BUSINESS ON __________,200_ (the date that is 12 months after the date hereof).

IT IS A CONDITION OF THIS IRREVOCABLE LETTER OF CREDIT THAT IT SHALL BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR AN ADDITIONAL PERIOD OF ONE YEAR FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE, UNLESS AT LEAST 30 DAYS PRIOR TO SUCH DATE WE SEND YOU NOTICE IN WRITING BY REGISTERED MAIL, OR HAND DELIVERY, AT THE ABOVE ADDRESS, THAT WE ELECT NOT TO RENEW THIS LETTER OF CREDIT FOR SUCH ADDITIONAL

PERIOD. HOWEVER IN NO EVENT SHALL THIS LETTER OF CREDIT BE EXTENDED BEYOND THE FINAL EXPIRY DATE OF _____________. UPON SUCH NOTICE TO YOU, YOU MAY DRAW DRAFTS ON US AT SIGHT FOR AN AMOUNT NOT TO EXCEED THE BALANCE REMAINING IN THIS LETTER OF CREDIT WITHIN THE THEN APPLICABLE EXPIRY DATE, ACCOMPANIED BY YOUR DATED STATEMENT PURPORTEDLY SIGNED BY ONE OF YOUR OFFICIALS READING: "THE AMOUNT OF THIS DRAWING USD _____________ UNDER THE BANK OF NEW YORK LETTER OF CREDIT NUMBER _____________ REPRESENTS FUNDS DUE US AS WE HAVE RECEIVED NOTICE FROM THE BANK OF NEW YORK OF ITS DECISION NOT TO EXTEND LETTER OF CREDIT NUMBER _________ FOR AN ADDITIONAL YEAR, AND THE LEASE IS STILL OUTSTANDING."

THIS LETTER OF CREDIT IS TRANSFERABLE IN ITS ENTIRETY (BUT NOT IN PART) TO A SUCCESSOR LANDLORD. WE SHALL NOT RECOGNIZE ANY TRANSFER OF THIS LETTER OF CREDIT UNTIL THIS ORIGINAL LETTER OF CREDIT TOGETHER WITH ALL AMENDMENTS AND A SIGNED AND COMPLETED TRANSFER FORM AS PER EXHIBIT A ATTACHED HERETO IS RECEIVED BY US.

ALL TRANSFER FEES ARE FOR THE ACCOUNT OF THE APPLICANTS.

THE CORRECTNESS OF THE SIGNATURE AND TITLE OF THE PERSON SIGNING THE TRANSFER FORMS MUST BE VERIFIED BY YOUR BANK.

IN CASE OF ANY TRANSFER UNDER THIS LETTER OF CREDIT, THE DRAFT(S) AND ANY REQUIRED STATEMENT MUST BE EXECUTED BY A PURPORTED OFFICIAL OF THE TRANSFEREE.

THIS LETTER OF CREDIT MAY NOT BE TRANSFERRED TO ANY PERSON WITH WHICH U.S. PERSONS ARE PROHIBITED FROM DOING BUSINESS UNDER U.S. FOREIGN ASSETS CONTROL REGULATIONS OR OTHER APPLICABLE U.S. LAWS AND REGULATIONS.

ALL CORRESPONDENCE AND ANY DRAWINGS PRESENTED IN CONNECTION WITH THIS LETTER OF CREDIT ARE TO BE DIRECTED TO OUR OFFICE AT 101 BARCLAY STREET, NEW YORK, NEW YORK (OR AT SUCH OTHER OFFICE IN NEW YORK CITY AS WE SHALL NOTIFY YOU IN WRITING FROM TIME TO TIME). CUSTOMER INQUIRY NUMBERS AT OUR BANK ARE 212-905-8592 AND 212-905-8533. WE HEREBY ISSUE THIS STANDBY LETTER OF CREDIT IN YOUR FAVOR. IT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1994) REVISION, ICC PUBLICATION NUMBER 500 ("UCP") AND, AS TO MATTERS NOT COVERED BY THE UCP, IS SUBJECT TO NEW YORK LAW. THE DATE OF OUR CREDIT AND THE NAME OF OUR BANK MUST APPEAR ON ALL DRAFTS REQUIRED.

                                       THE BANK OF NEW YORK


                                       BY:__________________

                                    EXHIBIT D

                             SAMPLE STATEMENT DETAIL

Wages
Payroll and Hospitalization Insurance
Security Services
Electricity
Gas
Oil
Water and Sewer
Submetering Service
Cleaning
Rubbish Removal
Exterminating
Repairs and Maintenance
Elevator Maintenance
Supplies
Fire Safety
Interior Landscaping
Exterior Landscaping
Insurance
Management Fee
Consulting Fee
Professional Fees
Stationary
Telephone
Miscellaneous Operating Expenses

                                    EXHIBIT E

                                BUILDING HOLIDAYS

1.  New Year's Day

2.  Martin Luther King Day

3.  Washington's Birthday (President's Day)

4.  Memorial Day

5.  Independence Day

6.  Labor Day

7.  Thanksgiving Day

8.  the day following Thanksgiving Day

9.  Christmas Day

                                    EXHIBIT F
                             CLEANING SPECIFICATIONS
                              ONE METROTECH CENTER
                         TENANT CLEANING SPECIFICATIONS


GENERAL CLEANING
Nightly

     Nightly (i.e., after 5:00 p.m.) services shall be rendered five (5) nights each week. No Saturday, Sunday or Holiday services (holidays are those days stated in Exhibit E of this Lease).

     Damp and/or mop and sweep floors, removing gum and tar, as needed to maintain in clean condition throughout the Building, including tenant spaces, entrance foyers, vestibules and all public areas, including Building corridors, all stone, ceramic tile, marble, terrazzo, asphalt tile, linoleum, rubber, vinyl and other type of flooring to insure dust-free floors with special attention to hard to reach areas.

     Carpet sweep nightly all carpeted areas and rugs, moving light furniture other than desks, file cabinets, etc. and vacuum at night once per week.

     Empty and damp wipe all wastepaper baskets and disposal receptacles, wash ash trays, sanitary cans, wastepaper towel cans and any other receptacles. (Install liners as necessary, liners supplied by owner at Tenant's cost).

     Collect and remove from Building wastepaper and all rubbish from normal operation of Building to a designated area in the Premises, daily.

     Dust and wipe clean all furniture, telephones, cabinets, window sills, door casings, and clean all glass tables and desk tops with impregnated cloths, as needed.

     Damp wipe and disinfect all telephones, including dials or buttons and crevices.

     Remove all finger marks, smudges, scuff marks, gum or foreign matter from glass desk tops, glass table tops, glass directory boards, metal partitions and other marks from walls, window sill frames and other similar surfaces, and glass table cabinets, as necessary.

     Wipe clean all metal door knobs, kick plates, directional signs, door saddles, mail chutes and all metals.

Lavatories & Rest Rooms Nightly

     Sweep, scrub and/or wash and dry all flooring with approved germicidal detergent solution using spray tank method, to remove all spills, smears, scuff marks and foot tracks throughout.

     Wash and polish all mirrors, powder shelves, brightwork, enamel surfaces, including flushometers, piping toilet seat hinges and all metal.

     Scour, wash and disinfect all basins, bowls and urinals with approved germicidal detergent solution, including tile walls near urinals. Upon completion, pour one ounce of bowl cleaner into urinal and do not flush.

     Wash both sides of all toilet seats with approved germicidal detergent solution.

     Disinfect and damp wipe and wash all partitions, enamel surfaces, tile walls, dispensers, doors and receptacles. Empty and clean paper towel and sanitary disposal receptacles. Remove wastepaper and refuse, including soiled sanitary napkins to a designated area in the Premises and dispose of same. All wastepaper receptacles to be thoroughly cleaned and washed.

     If applicable, wash and wax all resilient tile floors in toilet powder rooms, or vacuum if carpeted. Spot clean and shampoo, as needed.

     Fill and maintain mechanical operation of all toilet tissue holders (with two-ply toilet tissue), soap dispensers and towel dispensers and fill, maintain and collect money from any sanitary napkin machines.

     Remove stains as necessary, clean underside of rims of urinals and bowls.

     It is the intention to keep lavatories thoroughly clean and not to use a disinfectant to mask odors. If disinfectants are necessary, an odorless disinfectant shall be used.

Periodic Cleaning Lavatories & Rest Rooms

     Machine scrub floor as necessary, with approved germicidal detergent solution.

     Wash and polish all partitions, tile walls and enamel surfaces from ceiling to floor as necessary, but not less than once per month using proper disinfectant.

     Do all high (i.e., over 80") dusting approximately once a month.

     Wash all painted wall surfacing as needed, but not less than once every two
(2) months.

     Clean urinals and bowls with scale-solvent as needed, but not less than once a week.

Public Areas & Elevator Landings

     Machine scrub flooring, as necessary.

     Clean lights, globes, diffusers and fixtures as often as necessary.

     Dust down and wash lobby and stairway walls, flooring to ceiling, as necessary, but not less than once per month. Wipe clean and polish all brass, stainless steel, metal and other bright work using a non-acid polish.

     High (i.e., over 80") Dusting - Office Area

     Do all high dusting every three (3) months, unless otherwise specified, including the following:

     Vacuum and dust all pictures, frames, charts, graphs and similar wall hangings not reached in nightly cleaning. Damp dust, as required.

     Once a month, dust and wash all door louvers and other ventilating louvers within reach

     Wash and remove all fingermarks, ink stains, smudges, scuff marks and other marks from metal partitions, sills, all vertical surfaces (doors, walls, window sills, saddles) including elevator doors and other surfaces, as necessary.

     All marble and terrazzo walls, elevator, stairway, office and utility doors to be washed, as necessary, using clear water or approved cleanser.

     Wash light fixtures, including reflectors, globes, diffuses and trim, annually.

     Vacuum, clean and polish car and corridor saddles of elevator doors on all floors, as needed.

     Clean all vertical surfaces not attended to in nightly, weekly, quarterly or semi-annual cleaning.

                                   EXHIBIT G
                                LOUVER LOCATIONS
                 [PLAN OF METROTECH CENTER - BUILDING 9 SOUTH]

                                    EXHIBIT J

                                     PART I

                               BASE BUILDING WORK



                               TENANT WORK LETTER

                                      AND

                             M.E.P. DESIGN CRITERIA

                                       FOR

                            9 METROTECH CENTER SOUTH

                                       FOR

                          FOREST CITY RATNER COMPANIES

                                   ARCHITECT:

                        SWANKE HAYDEN CONNELL ARCHITECTS

                                  PREPARED BY:

                              COSENTINI ASSOCIATES
                             TWO PENNSYLVANIA PLAZA
                               NEW YORK, NY 10121

                         Empire Blue Cross Lease Version

                                 November 2, 2001

       I.  HVAC OUTLINE SYSTEM DESCRIPTION AND DESIGN CRITERIA

     A.   HVAC BASE BUILDING DESIGN CRITERIA

          1.   System Performance Criteria

               a. Cooling/Heating Design Criteria Used to Size All Base Building Air Conditioning Equipment serving Tenant Floors. For both winter/summer purposes the use of interior shading in the cooling load calculation and winter heating load criteria is excluded

               b.   Summer Design Temperatures

                    Outdoor -95(degrees)F.D.B. - 75(degrees)F.W.B. (78(degrees) W.B. Cooling Tower)
                    Indoor - 74(degrees)F.D.B. - 50% R.H.

               c.   Winter Design Temperatures

                    Outdoor - 5(degrees)F DB

                    Indoor - 72(degrees) DB (No added humidification)

                    .    Population - 1 person per 100 sq. ft. useable area.
                    .    Ventilation - 20 cfm per person (ASHRAE 62-89R)
                    .    Normal working hours 8:00 a.m. - 6:00 p.m. Monday -
                         Friday.
                    .    Tenant Lighting & Power
                    .    Cooling for 5w/sq.ft. useable office area.
                    .    Tenant Condenser Water - 24/365 capacity for
                         supplemental air conditioning tenant.

                         - 1 ton/1500 useable sq.ft. on Tenant floor. Provided 2 1/2" valved outlets off condenser riser located in fan room. Tenant to connect to riser at core. Cost of supplemental is $ $300/ton/year with no connection charge.

                    . After hours air conditioning and heating. Tenant may request after hours air conditioning and heating. Tenant shall pay the actual cost of after hours air conditioning.

                         - Supply design air temperature leaving the unit is 55(degrees)F.

                    . The summer load sizing criteria does not include the use of interior shading.
                    . The winter heating load criteria does not include a tenant interior heating load.

          2.   Acoustical Criteria

               Within ten feet of fan room, NC 40 with an NC 35 in the balance of the areas

B.   HVAC BASE BUILDING SYSTEM DESCRIPTION

     1.   General

          a. Air quality standards as defined by ASHRAE 62-89R will be maintained.

          b. Medium efficiency (minimum 60%) air filtration will be utilized in the typical floor by floor, DX units serving occupied areas.

          c. Floor by floor DX units will be provided with fully drainable cooling coil drain pans, single wall construction, high efficiency centrifugal fans or plug fans, inverter drives on VAV systems. Water-side economizer will be used for "free cooling" in winter.

          d. Materials, equipment and systems installed shall meet all pertinent requirements of all authorities having jurisdiction and local codes.

          e. Where mandated by code, non-structural system components will be seismically designed (zone 2) to resist the earthquake effects in accordance with the New York City Building Code.

          f. Spill air fans, which serves as Smoke Exhaust in a fire mode can be used to purge VOC's from the floor on a scheduled basis by Landlord. 100% make-up damper will be provided in fresh air duct for purge cycle.

C.   AIR CONDITIONING FOR GENERAL OFFICE SPACES

     1.   DX Unit System Design (Base Building)

          (Floor By Floor Package DX Unit)

          a. The units will have a minimum four-inch construction in their fan and plenum section. 20kW electric heating coil sections will be provided for morning warm-up. Make-up air is filtered and heated (50(degrees)F max).

          b. The typical office floors will receive conditioned air from individual floor packaged, water cooled DX variable air volume
               (VAV) units. All units are provided with condenser water from the building's central condenser water system. All DX units will be good quality air handling construction complete with centrifugal fans, insulated construction, DX coils, free cooling coils, internal coil piping, internal sound chambers, medium efficiency filtration (60%), internal and external vibration isolation, inverter drives and direct digital controls.

          c. Outdoor ventilation air is filtered and heated (50(degrees)F max) and supplied to each floor air conditioning unit via a central outdoor air riser system. Constant volume box will be provided to regulate fresh air. No central humidification is provided. Smoke detectors and shut down designed as per NYC code. Distribution of fresh air to supplemental units is by tenant off the building fresh air riser located in the fan room. A review of the location of intake and exhaust louvers will be made to insure proper separation.

     2.   Air Distribution Design

          Variable Air Volume (VAV) Box Design

          a. Base core & shell ductwork stops outside fan room including associated acoustical treatment. All medium pressure ductwork, VAV boxes, diffusers and controls are tenant fit-up, as approved by Landlord. All boxes shall be specified to building standard with DDC controls and capable of being tied to Landlord BMS. Landlord will provide code required smoke dampers at core only. Unit prices for boxes will be provided.

D.   CONDENSER WATER SYSTEM

     1.   Base Building

          a. A central condenser water system will serve the Building and is available for special areas and 24 hour AC unit requirements. Three condenser water pumps will be provided for the primary cooling tower loop and three pumps for the building secondary side. A common standby pump will serve both the primary and secondary side of the heat exchangers. This system will be available 24 hours per day, year round. Condenser water will be derived from base building cooling towers and distributed from the main condenser risers. Flat-plate heat exchangers with primary (open loop) and a secondary (closed loop) pumping system will provide closed loop condenser water to all areas. The plate and frame heat exchanger will be provided with sand filtration. At each office floor, 2 1/2" valved outlets will be provided for Tenant connections for supplemental or after-hour cooling AC units at the Tenant's cost.

          b. Cooling tower shall be multiple cell and winterized space for tenant cooling towers is provided and can be tied to base building system at Tenant's cost. Towers are winterized.


E.   CENTRAL HEATING

     1.   Base Building

          a. Two dual fuel (gas and oil) hot water boilers will be provided by Landlord in the roof Mechanical Equipment Room to supply heating to perimeter hot water baseboard. Hot water baseboard is provided with control, through the use of Danfoss valves at each riser per floor. Continuous baseboard covers are standard manufacturer units with factory finish.

F.   MISCELLANEOUS HEATING SYSTEMS

     1. All back-of-house areas shall be provided with ventilation and heating.

     2. Heat tracing is provided on all piping in non-conditioned areas such as at the loading dock area, cellar garage, and garage elevator entry.

G.   TOILET EXHAUST SYSTEMS

     1. A dedicated toilet exhaust riser will extend vertically through the base building core to ventilate the toilet rooms. System is sized at 2 CFM/SF. Toilets will be provided with electric baseboard heating on perimeter wall.

H.   SMOKE EXHAUST

     1.   Office Tower

          a. A combination spill air/smoke exhaust system will be provided as per NYC code. The general exhaust (spill) duct will be used for relief air at all times the outside air system is energized. The smoke exhaust system will be sized to remove a minimum of (6) air changes from the largest floor. The spill air/smoke exhaust system will exhaust air at the Roof Mechanical Equipment Room.

     2.   Office Lobby

          The return fan in the lobby AC unit will be utilized to satisfy smoke exhaust requirements for the office lobby.

I.   SHAFTWAY VENTING

     1. All shaftways (i.e., stairs, elevator shafts and riser shafts) will be provided with code required venting systems. Vent ductwork will be enclosed in 2 hour rated construction from the shaft to the outdoor vent location. Tenant shafts, if any, will be ventilated by Tenant as per code.

J.   FUEL OIL SYSTEM

     1.   Generator

          An above slab steel (20,000 gallon) fuel oil tank located in the lowest cellar will be provided to service the boilers and building generator. The system will include fuel oil fill and vent lines, fuel oil tank, duplex fuel oil transfer pumps, fuel oil transfer piping (supply and return). Horizontal piping within the building shall be pipe within a pipe construction with an additional 2-hour fire rated enclosure system and vertical piping shall be enclosed in 2-hour fire rated masonry construction. The fuel oil tank will be sized to accommodate minimum code requirements. Generator(s) will be located on the Roof Mechanical Equipment Room. Fill box and containment design shall be as per EPA and NYC requirements. A 275-gallon day tank will be provided for fuel-oil feed on the Roof Mechanical Equipment Room. Space for a future Tenant generators and risers are available. All equipment and associated material is by Tenant.

K.   MISCELLANEOUS COOLING AND VENTILATING SYSTEMS

     1. The Mechanical Equipment Rooms, storage rooms and utility rooms shall be mechanically heated and ventilated an exhausted with a minimum of six (6) air changes per hour.

     2.   The switchgear rooms shall be mechanically ventilated.

     3. The elevator machine rooms will be mechanically cooled and heated (if necessary) using water-cooled packaged ceiling mounted heat pump units.

     4. The gas meter room will be provided with six (6) air changes per-hour of exhaust ventilation, per the New York City Building Code.

     5.   The electric closets will be provided with exhaust fans.

     6. Building louvers will be provided for Tenant's fresh air and exhaust on ground floor. Additional building louvers for specific Tenant needs may be allowed in a zone to be provided and approved by Landlord.

     7. Underground parking will be provided with mechanical ventilation sized at 1.5 CFM/SF, as per code.

L.   AUTOMATIC TEMPERATURE CONTROLS & BUILDING AUTOMATION SYSTEM

     1. An independent temperature control and building automation system will be provided as a part of core and shell systems for base building and Tenant use.

     2. The automatic temperature control and building automation management system will be microprocessor "open protocol" (Bacnet) based with distributed direct digital processing. It will incorporate the use of direct digital electronic controls for all central mechanical equipment. The system shall be provided with separate DDC controls capable of providing the following features:

          a. Central optimized starting and stopping of all air conditioning systems, cooling tower fans, exhaust fans and air conditioning pumps.

          b.  Status of all equipment that is started and stopped.

          c.  Temperature indication of the following:

              (1) Supply air temperatures for each air conditioning and heating and ventilating system.

              (2) Condenser water and hot water, supply and return temperatures to each AC unit, cooling tower, flat plate exchanger, etc.

              (3)  Outside air temperature and humidity

          d. Interface with the independent stand-alone multiplexed fire alarm system for a common alarm.

          e.  System shall maintain operating hours for each system.

          f. All automatic dampers shall be by the automatic temperature control manufacturer.

          g. Provide switches and relays as required for smoke detection system interface.

          h. Provide for each supply and exhaust fan a motorized damper at louver location or discharge point.

          i. For each AC unit, provide multiple points to allow operator to properly control and monitor AC systems.

          j. Provide condenser and chilled water optimization and pump sequencing for pumping systems.

          k.  Provide alarm for critical items:

              (1)  High temperature (elevator mech. rooms, cooling towers etc.)

              (2)  High water (sump, ejector, cooling towers, etc.)

              (3)  Low water (cooling towers, water storage etc.)

              (4)  Emergency generator(s).

              (5) Fuel oil system - low level and high level and common alarms. Status of all fuel oil isolation and shut-off valves.

              (6)  Switchboard and telephone room high temperature.

              (7)  Transfer switch alarms.

              (8)  Failure of normal power.

              (9)  Failure of emergency power.

              (10) Domestic water low pressure.

              (11) Primary transformer room hi-temperature alarms.

              (12) Water sensors for all mechanical rooms above tenant occupied spaces.

              (13) Annunciate alarms for all base building A/C units.

              (14) The system will be designed to accommodate Tenant VAV boxes plus 10-15 floor points for Tenant fit-up. Tenant will be required to tie-in terminal boxes and supplemental A/C units at Tenant's cost.

II.  ELECTRICAL SYSTEMS

     A.   SERVICE

          1. The project is provided with a 460/265 volt network service served from the Con Edison grid, via multiple transformers and network protectors. Con Edison will be providing a second contingency service, which allows full utility service to be provided to the building even if any two transformers or high tension feeders supplying them are out of service. Con Edison's reliability is further ensured by the continuous monitoring of transformer and high tension feeders to anticipate developing problems and thus assure continuity of service.

     B.   DISTRIBUTION

          1. The electrical distribution system is designed to support lighting and power demand loads, based on useable areas, of 8 watts useable square foot on all office floors. This is exclusive of base building air conditioning, heating, core loads and domestic hot water loads.

          2. In the event an area requires more power than the 8 watts useable square foot that has been provided on each floor in the electric closet, 25% excess power is available in the service located in the basement electrical rooms and can be distributed by conduit and wire via space provided in electric closet via sleeves or slots at Tenant's cost.

          3. Core and shell electrical distribution of the Landlord provided 8 watts useable per square foot of power as defined elsewhere, is being distributed via dedicated bus duct from dedicated switchboards. A second electric room on each floor (8' x 8') can be provided.

     C.   METERING & ELECTRICAL CLOSET WORK

          1.   Tenant power will be electronically direct metered.

          2. Base Building work includes disconnect switch and high voltage distribution panel with feed to DX unit. All other panels, transformers, etc. are by tenant. Size of high voltage panel will be mutually agreed upon by Landlord and Tenant.

     D.   TELECOMMUNICATIONS/TELEPHONE SERVICE

          1. Two (2) telecommunication entry points will be provided for Tenants. Air conditioning, floor drains, leak detection and intrusion alarms will be provided in the service entry rooms at Tenant's cost. The Tenant will arrange for his own telecommunications services to be brought into the building and distributed directly to their floors. Incoming service rooms and all distribution systems will be capable of receiving fiber optic cabling for delivery of services. Additionally, the following criteria is being maintained for the project:

               a. Two (2) telecommunication service entrances capable of receiving services from multiple telecommunications vendors.

               b. Telecommunications service entrance room will be located in areas protected from water damage. No water piping (drainage, sprinkler, waste, etc.) will be run near telecommunications closets or equipment rooms.

               c. Sleeves for empty conduits run into the building from the telecommunications two (2) service entrances. Two (2)4" conduits shall be provided and to Tenant from each service entry (a total of four (4) conduits) and will be run to the main service room. Additional conduits may be added by Tenant at its cost. Pull boxes will be provided at all 180 (degrees) turns.

               d. Vertically stacked telecommunications closets will be located in the core. The closet to be provided with (4) slots/sleeves to support required vertical telecommunications services by the Tenant.

               e. 2 - Four (4)inch sleeves shall be provided in each telephone closet and (1)4" conduit will be provided from highest floor closets to the roof for future satellite microwave dishes by Tenant.

               f. Space on the roof will be provided for satellite and microwave dishes furnished by Tenant. Related costs to install such systems is by Tenant.

     E.   EMERGENCY POWER

          1. A base building life safety generator will be provided on the Roof Mechanical Equipment Room, to support life safety needs. Space will be allocated for up to one (1) future Tenant generator up to 1,500 KW, including adequate space for the fuel oil storage for 24-hour support, pumps, and riser facilities. Cost of generator and associated equipment is by Tenant.

          2. Riser slots or sleeves will be provided within the floor electric closet to allow for the distribution of emergency power cabling from a future Tenant generator. 4-3 inch sleeves in each closet will be provided.

          3. A fuel oil treatment system for base building generator will be provided to filter and insure that the fuel oil is clean when needed. Fuel levels will be monitored from the BMS.

     F.   MISCELLANEOUS

     1. The building will provide cable T.V. sleeves located in the communications closet. The Tenant will make arrangements with the local cable provider for service to its premises.

III. LIFE SAFETY SYSTEM DESCRIPTION

     A.   COMMUNICATION SYSTEM (BASE BUILDING SYSTEM]

          1. A life safety communications system will be provided as per Local Law No. 16 and 58 and will be ADA compliant. The system will provide for alarm signals to be automatically broadcast on the alarm floor and the floor above in the event of actuation of manual or automatic alarm initiating devices. Speaker/strobes will be provided at core areas and common areas only. Spare connection points can be made available at life safety panels to accommodate special Tenant life safety systems. Life safety system to be of the addressable type. One floor warden station shall be on each floor.

     B.   ELEVATOR RECALL SYSTEMS (BASE BUILDING)

          1. Local Law No. 16 provides for the elevator control system to recall to the lobby level in the event of actuation of the sprinkler system or smoke detector in the building.

     C.   STANDBY POWER LIGHTS AND EMERGENCY (BASE BUILDING SYSTEM

          1. Emergency power for building life safety requirements will be provided by means of a diesel engine driven generator which will supply power, in the event of a utility company failure to critical life safety loads identified hereinafter. The base building, 275 gallon fuel oil day tank located at the generator level will be provided. The base building fuel oil storage facility in the lower cellar shall support minimum code requirements.

          2. Specific items to be connected to the base building generator include:

               a.   Class E fire alarm system.

               b.   Equipment supporting main incoming telephone service room.

               c. Capability to operate 3 elevators in any bank at the same time.

               d.   Emergency lighting to be provided in the following areas:

                    (1)  All mechanical rooms.
                    (2)  Loading dock.
                    (3)  Fire Stairs.
                    (4)  Core Bathrooms.
                    (5) All core closets, electric and communications closets.
                    (6)  1/4 watt/square foot for tenant lighting.

               e.   Building Management System (BMS).

               f.   Core and shell exit signage.

               g.   All fire pumps.

               h.   Smoke purge fans.

               i. Landlord to provide two (2) strobe circuits, two (2) speaker circuits, 1 warden station circuit and 1 addressable loop for each of the Tenants floors. Landlord to provide at no cost to Tenant all points and programming to accommodate Tenants fire alarm work, and final connections of Tenants fire alarm equipment to base building panels.

          D.   SMOKE DETECTION SYSTEM

               1. Smoke detectors will be provided in all core mechanical, electrical, and telephone/communication equipment rooms, elevator lobbies and in base building fan system ducts. In addition to actuating alarm signals, operation of the detectors will cause elevator recall, shutdown of fan systems and release of any locked fire stair doors.

          E.   FIRE COMMAND STATION LOCATION

               1.   A fire command station is located in the Office Lobby.

IV.  PLUMBING AND FIRE PROTECTION SYSTEM DESCRIPTION

     A.   UTILITY SERVICES

          1. Sanitary, storm water, gas, domestic and tire services from the building and connecting to public utilities in adjacent streets.

          2. Domestic cold water, fire and gas services to be fully metered. Provide double detector check valve on domestic water service and on fire service all in accordance with local requirements.

          3.   Domestic cold water and Fire water services are provided.

     B.   DOMESTIC COLD WATER SYSTEM (BASE BUILDING SYSTEM)

          1. The building will be under pressure by a constant pressure duplex pumping system for all office floors.

          2. The building shall be divided into two zones utilizing master pressure reducing valve stations.

          3. All domestic water connections to HVAC systems and other non-potable sources shall be provided with suitable backflow preventors.

          4. One (1) cold water valved outlet shall be provided in the core at each office floor for future Tenant requirements.

          5. Provide wall hydrant at each roof level and around the base of the building.

          6. Provide a complete domestic cold water distribution system serving all fixtures and equipment requiring cold water in core and shell areas.

     C.   DOMESTIC HOT WATER SYSTEM (BASE BUILDING)

          1. Domestic hot water for the core toilets will utilize one point of use electrical heater per floor. Heater shall be ceiling mounted at core toilets.

     D.   SANITARY DRAINAGE SYSTEMS

          1. Building will have multiple stacks with all areas above grade flowing by gravity to adjacent sewers on site.

          2. The areas below the elevation of the sanitary house drains will extend to duplex sewage ejector stations and will be provided with emergency power.

          3. Sanitary and vent plugged outlets in the core will be provided at each office floor for Future Tenant requirements.

          4. Provide floor drains within all core mechanical rooms and within the loading dock.

     E.   STORM DRAINAGE SYSTEM

          1. A complete storm drainage system serving all roof areas, areaways, terraces, etc. shall be provided. In accordance with DEP regulations, a storm water roof-top detention system will be provided.

          2. All areas above grade shall flow by gravity through multiple house drains to sewers in adjacent streets.

          3. Sump pump pits and silt traps will be provided to serve all storm drainage located below the elevation of storm water house drains and the foundation drainage system if required. Each sump pump station will have duplex sump pumps and provided with emergency power.

     F.   DRINKING WATER SYSTEM

          1. Individual self-contained lead-free electric water coolers with point-of-use filters shall be provided by base building.

     G.   GAS SYSTEM

          1. A natural gas service shall extend into the building to a dedicated gas meter room.

          2. Provide complete distribution system to all core and shell equipment requiring gas service.

          3. Future Tenant connection in cellar is provided. Riser is by Tenant.

     H.   FIRE PROTECTION SYSTEMS (BASE BUILDING)

          1. A complete combination standpipe sprinkler system throughout the complex is provided. (Light hazard classification).

          2. The system shall be pressurized by an automatic electric fire pump taking suction from two independent street mains.

          3. All pumps shall be equipped with normal and emergency power and automatic transfer switches.

          4. The core and shell shall be fully sprinklered in accordance with New York City Building Code (Light Hazard 0.10 gpm/1500SF). Tenant shall extend sprinkler piping and install heads from riser at fire stairs. Landlord will sprinkler core areas only. Loop piping and heads are by Tenant.

          5. Sprinkler design densities shall be in accordance with The NYC Building Code and appropriate insurance requirements. System shall be hydraulically calculated and required by Landlord at Tenant's cost.

          6. Fire department hose racks and cabinets shall be provided as required to meet the requirements of the NYC Building Code.

          7. Fire Department siamese connections shall be provided as required by the FDNY.

          8. Tamper switches will be provided on each fire protection control valve for core and shell.

          9. Each sprinkler floor control assembly will be provided with an OS&Y control valve with tamper switch, water flow indicator, and test and check valve. Pressure reducing valve and relief valve shall be provided for floor systems having excessive pressure.

     I.   WET COLUMNS

          1. Two (2) wetstacks and risers for soil and vent plugged outlets and cold water valved outlets on each floor at core and (one in core and two on the floor). In locations as designated on the plans

     J.   PLUMBING FIXTURES

          1. Core and shell fixtures shall be of the low consumption design type.

          2. Provide core and shell vitreous china and acid resistant enameled cast iron fixtures, complete with all trim, stops, hangers, flow restrictors, carriers, supports, (vandal-proofing), etc. Selection based on maintaining sanitary conditions ADA requirements and specific function of each fixture type as selected with Architect.

     K.   SEISMIC REQUIREMENTS

          1. Provide seismic design and restraints for all core and shell Life Safety Systems as required by the New York City Building Code and as listed below:

               a.   Standpipe system.

               b. Sprinkler system including all components of dry-pipe systems. This will include air compressors, pull stations, detectors, strobes, bells, wiring and conduits and panels.

               c. Fire protection water services and water services, which supply standpipe or sprinkler systems.

               d.   All fire pumps and controllers.

               e. All roof tanks utilized for fire protection including combination domestic/fire reserve tanks.

               f. House pumps and constant pressure pumps including tank, fill piping and accessories utilized to fill fire reserve tanks.

               g.   Natural gas systems.

               h.   Any and all services which occur over the path of egress.

               i.   Electric core & shell.

V.   TENANT FIT-OUT ITEMS

     The following items if provided by the Tenant at his cost:

     A.   HVAC

          1.   Window blinds.

          1.   Medium pressure ductwork from core fan room.

          2.   Variable air volume boxes.

          4.   Supplemental or after-hour AC units, piping and systems.

          5.   Diffusers, grilles, controls tied to Landlord BMS.

          6.   Low pressure ductwork.

          7.   Perimeter slot diffusers.

          8. Elevator lobby duct distribution, diffusers, grilles and controls tied to Landlord BMS.

          9. Controls for fan-powered VAV boxes and supplemental AC units tied to Landlord BMS.

          10.  AC units for telephone rooms, switches, etc.

          11.  Kitchen exhaust ductwork, fans, shafts, etc.

          12. Supplemental fuel oil tanks, piping and monitoring/control. Location of shafts/fans provided by Landlord.

     B.   ELECTRICAL

          1.   Electric panels 460/265V and 120/208V panels and transformer.

          2.   All circuiting to lighting and receptacles on Tenant floors.

          3. Telecom and data wiring, conduit and power supplies from nearest closet.

          4.   Lighting and lighting controls beyond core and shell areas.

          5.   Audio Visual, security and acoustics on Tenant floors.

          6.   Tenant generator & associated equipment.

          7. Telephone security and special system conduits from service room in cellar to Tenant floor.

          8. Satellite TV, microwave dishes, cable TV satellite dishes and associated wire, conduit and equipment

          9. Fire alarm devices on Tenant floors connected to core and shell fire alarm system at Tenant's cost.

     C.   PLUMBING

          1.   Kitchen

     2.   Pantries

     3. Gas branch piping to kitchen equipment from valved outlet (meter) in cellar, if any.

     4.   Fit-out of fixtures served by wet stacks.

D.   SPRINKLER

     1. Sprinkler, piping and heads for office floors not including core and shell.

E.   SECURITY

     1.   Power and conduit for Tenant security.

                                     PART II

                           ARCHITECTURAL CORE & SHELL
                                DESIGN GUIDELINES

                                       for

                           Nine MetroTech Center South
                                             Building C/G

Brooklyn, New York

                                    Developer
                          Forest City Ratner Companies
                           One MetroTech Center North
                            Brooklyn, New York 11201


                                             Project Team
                      Swanke Hayden Connell & Partners LLP
                            Cesar Pelli & Associates
                             Thornton-Tomasetti, PC
                            Cosentini Associates, LLP
                              Van Deusen Associates

    G. Philip Habib & Associates

                                      Date

October 31, 2001

    I.  INTRODUCTION

The 9 MetroTech Center South parcel is bounded by Myrtle Promenade / Flatbush
    Court to the south, Polytechnic University Student Center and Nine MetroTech Center North to the north, and MetroTech Commons to the west.

The building is a 19-story commercial office tower with retail space on the ground floor and two below-grade cellar levels of parking.

    Development of this site shall be in compliance with the zoning requirements contained in the MetroTech ULURP drawings, other applicable provisions of the New York City Zoning Resolution and the MetroTech Design Guidelines for this site.

                                    Site area

    Site Area:       42,709 SF

                                      Uses

    The Occupancy for the building is primarily office use as well as accessory uses to the office use.

    The building will provide two below-grade levels for commercial parking facilities and incoming mechanical services. The ground floor will accommodate up to two entrance lobbies, retail space, loading docks and a ramp entry to the parking facility. Floors will be designed for commercial office floors. A mechanical penthouse, with enclosed and screened mechanical spaces, elevator machine rooms and space for satellite and microwave antennas will be on the roof.

    Above ground parking is not permitted.

                               Ground Level Access

                                    Entrances

    The building's Main Lobby accommodates the Low-rise and High Rise office floors. The design of the lobby will be comparable to MetroTech Center buildings. The lobby entrance is from the former Bridge Street facing the urban open space known as MetroTech Commons. The below-grade-parking garage is accessed from the Flatbush Avenue Service Road.

                             Pedestrian Circulation

    Pedestrian site circulation will include trees and other plant materials, light fixtures and other site details, in conformance to the MetroTech Design Guidelines.

    The ground floor commercial retail spaces will be accessible from the Commons and Myrtle Promenade.

                               Building Servicing

    A fully enclosed two-berth loading dock and separate trash compactor berth are located on the Flatbush Avenue Service Road. Utility rooms for electric will be located along Flatbush Court. Five transformer vaults including a spare are provided.

    All utility rooms shall be a minimum size as permitted by the respective utility companies. Electrical service equipment must be configured and installed consistent with utility company specifications required for equipment to be owned and maintained by the utility company.

                            Telecommunications design

Vertical riser shafts / closets will be provided in the core.

Space for antenna mounting area and cable trays will be provided at the roof level for satellite and microwave dishes. Space for satellite and microwave equipment rooms shall be included in the bulkhead-enclosed space. The service elevator will extend to the roof level, allowing for easier servicing and replacement of roof equipment. Rated hatch and lift will be provided to allow hoisting of equipment to the upper roof level.

An emergency generator, plus space provisions for one future spare generators, and a common emergency fuel tank will also be provided.

                              Architectural design

The building will be steel-framed with concrete slab-on-grade foundations and poured concrete foundation walls. All above-grade floor slabs will be composite steel-and-concrete decks.

Typical floor-to-floor heights will be 13'-6". Typical floors will be designed to allow for 6" high access floors. Second and third floor levels will be designed with 15'-6" floor-to-floor height and allow 6" high access floors for both cable and HVAC horizontal distribution. All accessible flooring will be by tenant. Refer to drawings for additional information.

The building exterior design materials and system will be comparable to Nine MetroTech Center North (FDNY Headquarters). It will feature stone-clad precast concrete and architectural precast concrete panels at the building's base, brick-clad precast concrete panels above, aluminum windows with thermally broken, double-glazed, Low-E insulating glass units, metal and glass curtain wall and storefronts.

II.  BUILDING DESCRIPTION

     A.   Structural Work:

          1.   Refer to the Structural Design Guidelines/Outline Specifications
                                  for additional information.

          2. The building shall be designed per the latest New York City Building Code. The building will be designed to meet the seismic regulations incorporated into the NYC Building Code as of
                                        02/20/96.

     B.   Site Work.

          1. All site work (i.e. sidewalks, curbs, landscaping, etc.) shall be installed in accordance to the requirements of the MetroTech Master Plan and Design Guidelines.

     C.                   Exterior Wall - Precast Concrete:

          1. Provide low stone-clad pre-cast concrete cladding system at the building's base similar to MetroTech Center buildings.

          2. Provide brick-clad precast concrete composite panel cladding system comparable to Nine MetroTech Center North. Composite panels shall consist of precast concrete back-up panel with brick veneer. Refer to the drawings for panel jointing design. (The Owner reserves the right to install a conventional system.)

               a. Brick shall be laid in a running bond pattern utilizing special size brick (2 1/4" thick x 3 5/8" x 7 5/8") and full width returns at all brick corners.

               b.   Brick pattern accents will be a separate color.

               c. All exterior exposed precast concrete shall be face quality and smooth finish.

          3.   Granite Base with a flamed finish.

     D.                              Interior Stone:

          1. Provide a dimensional stone floor in the Entry Lobby comparable to MetroTech Center buildings.

          2.   Provide stone countertop at Lobby Information Desk(s).

          3.   Provide stone vanity countertops in all core toilets.

     E.                              Metal Fabrications:

          1. Stairs shall be constructed of channel stringers and metal pans with concrete fill. Handrails and guardrails will be provided in accordance to code requirements.

          2. Loading dock and service ramp exposed corners to be protected by 4' high; 8" diameter steel bollards.

          3. Aluminum parapet railings as required to satisfy the NYC building code.

F.   Ornamental Metal:

          1. At base-building lobby, provide miscellaneous ornamental metal cladding and trim at selected doors, elevator doors and lobby information desk.

      G.                             Rough Carpentry:

          1.                         Provide rough carpentry for the following:

                    a. Allowance for miscellaneous wood blocking and roof blocking

                    b.   Installation of hollow metal doors and hardware.

                    c. Plywood support of stone at vanities and plywood panels in the telephone rooms.

     H.                              Finish Carpentry:

          1. Architectural details for the Base Building lobby and lobby ceiling comparable to MetroTech Center buildings.

     I.                              Preformed Roofing and Siding:

          1. At selected roof areas, mechanical spaces enclosed and screen walls provided with preformed metal siding enclosure with PVDF finish similar to other MetroTech buildings, supported on a steel girt system and insulated at the exterior walls of enclosed rooms.

J.   Insulation:

     1. Provide insulation as required to conform to the New York State Energy Code.

          2. Provide insulation on underside of ground floor slab (Ceiling of upper garage level).

K.   Roofing, Sheet Metal and Accessories:

          1. Provide an inverted roof membrane assembly (IRMA) with rigid insulation and ballast. Provide concrete ballast pavers as required to access and provide maintenance to all equipment and window washing equipment. (The Owner reserves the right to review alternate roof assembly systems).

          2. Provide metal flashing and counter-flashing in accordance to SMACNA standards.

L.   Metal Doors and Frames:

          1. Provide single or double hollow metal doors and frames as indicated on plans with hardware. All hardware shall be in conformance to Local Law 58 and ADA.

M.   Base Buildings Lobby Doors:

          1.   Provide stainless steel revolving door(s); class 1 by Crane.

          2.   Provide stainless steel doors with glazing and hardware.

N.   Exterior Wall - Metal Windows:

               1. Windows shall be aluminum, thermally broken and double-glazed with Low-E clear insulating glass units equivalent to Wausau windows.

               a.   Certain windows shall be structurally glazed.

               b. Aluminum finish shall be manufacturer's standard PVDF finishes.

          2. Provide for manufacturer standard perimeter hot water radiator system, and metal convector enclosures with standard manufacturer's finish.

          3. Provide aluminum window sills reinforced for proper man-load support at all windows coordinated with the exterior wall.

0.   Aluminum Enframement - Lobby Entry and Storefronts:

          1. Provide an aluminum storefront system with manufacturer's standard PVDF finishes and clear glazing equivalent to Kawneer (except lobby entry doors, revolving doors and adjacent storefront framing shall be a stainless steel finish).

          2. Where glazed curtain wall construction is utilized at the Ground Floor windows, provide double-glazed Low-E clear insulating glass units.

          3. Where required, provide 1/4" spandrel glass with patterned ceramic frit and insulation backing or double-glazed insulating glass units with an opaque finish.

          4. Where required by Code, tempered glass and safety glazing shall be provided.

P.   Exterior Wall - Glazed Curtain Wall:

          1. Provide an aluminum curtain wall system with manufacturer's standard PVDF finishes and double-glazed Low-E clear insulating glass units equivalent to Kawneer.

          2. Curtain wall shall be designed to withstand wind loads in accordance to NYC Building Code.

          3. Where required, provide 1/4" spandrel glass with patterned ceramic frit and insulation backing or double-glazed insulating glass units with an opaque finish.

Q.   Drywall - Base Building:

          1.   Base Building drywall partitions shall be as follows:

               a. Interior partitions: one layer 5/8" GWB on each side of metal stud.

               b. Shaftwall: two layers 5/8" GWB-type `X' on one side with 1" liner board on shaft side with C-H metal stud framing.

               c.   Rated partitions:

                    (1) Two-hours: two layers 5/8" Type `X' GWB on both sides of metal stud framing.

                    (2)  One-hour: same as item 1.a above except Type `X' GWB.

               d. Furring: Metal stud framing with foil faced batt insulation and 5/8" GWB finish at exterior wall, including the exterior perimeter column enclosures.. GWB to be taped, spackled, sanded and ready for painting

               e. Interior columns are not enclosed (drywall enclosure by tenant.)

               f. Lobby walls: Provide two layers of 5/8" GWB to allow for 1/2" x 1" aluminum channel reveal and pattern similar to MetroTech Center buildings. Second decorative layer of GWB to have a polished skim coat finish.

          2.   Ceilings:

               a. Base Building Lobby: provide one layer 5/8" GWB with a polished skim coat on suspended black iron ceiling system for the Base Building Entry Lobby with light coves, details, etc. comparable to MetroTech buildings.

               b. General: provide one layer 518" GWB on suspended black iron ceiling system where indicated on drawings.

               c. Garage: provide suspended, acoustical, accessible 2' x 4' tile ceiling (upper parking level and garage lobby spaces only).

S.   Tile:

          1.   Base Building Toilets:

               a. Provide ceramic tile floor and base with a 5'-0" high ceramic wall tile wainscot.

T.   Acoustical Treatment:

          1. Provide 2'-0" x 2'-0" Fineline lay-in acoustical ceiling tile with vinyl finish at core toilets.

          2. Provide acoustic insulation/vibration insulation of all mechanical equipment.

U.   Painting:

          1.   Provide painting for the following base building areas:

          a.   Metal pan stairs

          b.   Hollow metal doors and frames

          c.   Core toilet walls

          d.   Concrete masonry walls (core and shell)

          e. Drywall partitions: 2 coats for exposed walls and ceilings (core and shell.) Painting of partitions on walls exposed to the Tenant side to be provided by the Tenant.

V.   Specialties:

          1. Exterior Louvers: provide aluminum louvers with manufacturer's standard PVDF finish at mechanical equipment rooms where shown on drawings.

          2. Screening and Roof Bulkheads: provide brick masonry screen walls and enclosures at selected area as shown on the drawings.

          3. Base Building Signage: provide code required life safety and interior signage (core & shell only).

          4. Toilet Partitions: provide manufacturer's enamel painted finish ceiling hung metal toilet partitions with miscellaneous metal support.

          5. Toilet Accessories: provide stainless steel toilet accessories and mirrors for core toilets including code required grab bars.

          6. Overhead Roll-Up Doors and grilles: provide exterior roll-up doors at loading dock and parking garage entry. Doors at loading docks are to be insulated solid panel type. Doors at parking ramp are to be perforated slat type.

          7. Loading Dock Equipment: provide miscellaneous loading dock equipment (i.e. bumpers, wall guards, etc.)

          8. Entrance Canopy: provide laminated frit glass canopy and cables with stainless steel framing.

          9. Window Washing: provide window-washing system, including roof-mounted davits and concealed tieback.

          10. Window Treatments: Landlord to determine a window treatment specification at a future date for compliance by all Tenants.

W.   Elevators:

          1. Refer to the attached elevator specifications. The design of the elevator cabs shall be comparable to MetroTech Center buildings.

X.   Mechanical, Electrical, Plumbing and Fire Protection:

          1. Refer to the MEP Outline Specification System Description for additional information.

                                    PART III

                           STRUCTURAL DESIGN CRITERIA
                           AND OUTLINE SPECIFICATIONS
                               9 METROTECH CENTER
                             DATE: October 17, 2001

1. GENERAL

   A. Design Criteria

      (1) Applicable Codes: All structural elements shall be designed in accordance with the requirements of the Building Code of the City of New York, 1996- 1997 edition.

      (2) Structural Steel: All structural steel shall be designed in accordance with the Building Code of the City of New York. In general, details and design of structural steel shall be in accordance with the American Institute of Steel Construction, "Manual of Steel Construction, Load and Resistance Factor Design", latest edition.

      (3) Concrete: All concrete structures shall be designed in accordance with the Building Code of the City of New York. Ultimate strength design shall be used in accordance with ACI-318-89, "American Concrete Institute, Building Code for Structural Concrete". In general, details shall be in accordance with AC1 315, "Manual of Standard Practice for Detailing Reinforced Concrete Structures", latest edition.

   B. Design Loads:

      (1) Uniformly Distributed Live Loads

          Ground Floor                                  100 lbs./sq. ft.
          Ground Floor Storage Area                     200 lbs./sq. ft.
          Offices 2/nd/, 4/th/- 12/th/, 15/th/-19/th/   100 lbs./sq. ft.
          Data Centers   3/rd/, 13/th/, 14/th/          200 lbs./sq. ft.
          Lobbies and Corridors                         100 lbs./sq. ft.
          Stairways                                     100 Ibs./sq. ft.
          Exit Facilities                               100 lbs./sq. ft.
          Light Storage Area                            125 lbs./sq. ft.
          Loading Dock                                  250 1bs./sq. ft.
                                                        or AASHTO HS20-44
          Mechanical Rooms                              150 lbs./sq. ft.
          Sidewalks                                     600 lbs./sq. ft.
          Roofs                                         30 lbs./sq. ft. plus snow drift
          Rooftop Terraces                              100 lbs./sq. ft.
          Parking Areas                                 50 lbs/sq. ft.

             (2) Unbalanced Loading: Unbalanced Loads shall be used where such loading will result in larger members or connections.

             (3) Live Load Reduction:
             No live load reduction will be permitted on the following:

                 a)  Roof areas
                 b) Members and connections (other than columns, piers and walls) supporting:
                     i)    Storage areas
                     ii)   Areas used for parking
                     iii)  Areas used as place of assembly
                     iv)   Sales areas

          For columns, piers and wails supporting such floor areas, the maximum live load reduction shall be 20 percent.

     The uniform live load to be used for design for all other members shall be the basic value listed in Section 1.B(1) of the structural design criteria multiplied by the percentages given in the following table:

          ==========================================================
           Contributory Area      Ratio of Live Load to Dead Load*
           -----------------    ------------------------------------
               (sq.ft.)
                                0.625 or less     1       2 or more
          ==========================================================
             149 or Less            100          100         100
          ----------------------------------------------------------
             150 to 299              80           85          85
          ----------------------------------------------------------
             300 to 449              60           70          75
          ----------------------------------------------------------
             450 to 599              50           60          70
          ----------------------------------------------------------
             600 or more             40           55          65
          ==========================================================

     "*": For intermediate values of live load/dead load, the applicable percentages of live load may be interpolated.

(4) Concentrated Loads: Provision shall be made in designing floors for a concentrated loads as prescribed below placed upon any space 2 feet square, unless otherwise noted, wherever this load upon an otherwise unloaded floor would produce stresses greater than those caused by the uniform load required therefor.

     Location                       Concentrated Load
     --------                       -----------------

     Sidewalks or Vehicular
      Driveway                      8000 lbs.
     Stair Treads                   300 lbs.
     Office Floor Areas             2000 lbs.
     Retail Areas                   2000 lbs.
     Roof                           250 lbs.
     Balcony, Guard Rails,
     Hand Rails & Parapets          40 lbs./1 in. ft. lateral and 50 lbs./1 in.
                                    ft vertical acting simultaneously
                                                   OR
                                    200 lb. concentrated load vertical and
                                    horizontal at top of railing or parapet.

     Should actual conditions occur (e.g.: equipment loads) producing higher concentrated loads than those tabulated, the structure shall be designed for the higher loads.

(5) Design Wind Pressures: Design wind pressures on vertical surfaces, acting normal to that surface, shall be applied according to the following table:

          ==========================================================
                                        Design Wind Pressure on
                 Height Zone               Vertical Surfaces
           (ft. above curb level)   (psf of projected solid surface
                                   ---------------------------------
                                        Structural        Panels
                                          Frame           Glass
          ----------------------------------------------------------
                   0 to 100                20               30
          ----------------------------------------------------------
                  101 to 300               25               30
          ----------------------------------------------------------
                  301 to 600               30               35
          ==========================================================

              On horizontal surfaces and on surfaces with a slope of 30 degrees or less with respect to the horizontal, wind pressure and/or suction equal to 40 percent of the value listed in the above table shall be applied over the entire surface area.

              On surfaces at a slope greater than 30 degrees with respect to the horizontal, wind pressures equal to 60 percent of the tabulated value above shall be applied to the windward surface. Wind suction equal to 40 percent of the tabulated value above shall be applied to the leeward surface.

              Minimum wind pressures to be used in the design of other building elements shall be the values indicated in the table above multiplied by the following shape factors:

              Construction                                    Shape Factor
              Signs (and their supports), or portions              1.5
              thereof, having 70 percent or more solid surface

              Signs (and their supports), or portions              2.0
              thereof, having less than 70 percent of
              solid surface

              Tanks, cooling towers and                            1.5
              similar construction

              Square and rectangular chimneys                      1.5

          (6) Impact Loads:

              Elevators: All moving elevator loads shall be increased one hundred percent (100%) for impact.

              Machinery: Weight of machinery and moving loads shall be increased as follows to allow for impact:

              Elevator machinery                      100%
              Machinery-shaft or motor drive          20%
              Reciprocating machinery                 50%

              Hangers: All hanger loads shall be increased as follows to allow for impact:

              Floors or balconies                     33%

          (7) Superimposed Loads:

              Hung ceilings                                      5 psf
              Suspended mechanical (typ. floor)                  5 psf
              Suspended mechanical (floors above mechanical)     20 psf
              Fixed partitions                                   Actual weight
              Moveable partitions                                20 psf
              3" Floor finish (at lobbies)                       38 psf
              Raised Floor (office floors)                       12 psf

2.   DESIGN CONSIDERATIONS

     A.   Stability
          (1) Dead Load + Permanent Anchorage = 1.5 x Overturning
          (2) Dead Load + Permanent Anchorage = 1.5 x Sliding

     B.   Load Combinations

          Notation:

          D      = Dead Load
          L      = Live Load due to occupancy and moveable equipment
          L\\T\\ = Roof Live Load
          S      = Snow Load
          E      = Earthquake Load
          H      = Earth Pressure Load
          W      = Wind Load
          R      = Load due to initial rainwater or ice exclusive of ponding

          (1) Allowable Stress Design (ASD)

              ASD requires that the structure strength and its elements be determined from the appropriate critical combination of loads. The most critical effect may occur when one or more of the loads are not acting. The load combinations to be investigated are:

              a. D + L
              b. 0.75(D + L + W)
              c. 0.75(0.9D + W)
              d. 0.75(D + L + E)
              e. 0.75(0.9D + E)

              Additional load combinations for Moment Frame Columns
              f. 0.75(D + 0.8L + 3/8 Rw E)
              g. 0.75(0.85D + 3/8 Rw E)
              Additional load combinations for Lateral System Connections
              h. 0.75(D + L + 3/8 Rw E)

          (2) Ultimate Strength Design Combinations (ACI-318)

              ACI 318 requires that strength, U, shall be one of the following combinations, with the stipulation that load combination a. is always satisfied. For all ACI-318 load combinations, no differentiation is made between live loads due to occupancy and moveable equipment (L), roof live loads (L\\T\\) and snow (S). Thus, in equations a. through f. below, L=L + L\\T\\ + S.

              a. U = 1.4D + 1.7L
              b. U = .75(1.4D + 1.7L + 1.7W)
              c. U = .9D + 1.3W
              d. U = .75(1.4D + 1.7L + 1.87E)
              e. U = .9D + 1.43E
              f. U = 1.4D + 1.7L + 1.7H except if dead load (D) or live load (L)
                 reduce the effect of H then use U = .9D + 1.7H

     C.   Deflections

          (1) The live load deflection of steel beams and girders shall not exceed 1/360 of the span length.
          (2) The deflection of the composite slab under superimposed loads shall not exceed 1/360 of the span length.
          (3) The wind load deflection of the building shall not exceed 1/450 of the total building height.
          (4) Maximum live load + curtain wall weight + superimposed dead load deflection shall not exceed 1/2".
          (5) Elevator structural supports shall be designed within limits of deflection prescribed by ANSI A17.1.

     D.   Seismic Criteria:

          All structural elements, at a minimum, shall be designed and constructed to resist the effects of seismic ground motions as prescribed in reference standard RS 9-6 of the Building Code of the City of New York, 1996-l997 edition.

     E.   Miscellaneous
          Hydrostatic pressure          62.4 lbs./cu.ft.
          Buoyancy                      62.4 lbs./sq.ft./ft. of depth
          Earth Pressure                35 lbs./cu.ft. equivalent water pressure
          Saturated earth pressure      80 lbs./cu.ft. equivalent water pressure
          Shrinkage (stone concrete)    .0002 x Length expansion between joints
          Shrinkage (L. W. concrete)    .0003 x Length expansion between joints

     F.   Vibration:
          Recommendations for required floor system frequency to dampen vibration range from 5 to 10 Hertz.

     MATERIALS

     A.   Structural Steel

          (1) All rolled shapes excluding angles and channels shall conform of ASTM A572, Grade 50 or Grade 65.
          (2)  All connection material and base plates shall conform to ASTM
               A36.
          (3)  All angles and channels shall conform to ASTM A36.
          (4) All anchor bolts shall conform to ASTM A 307, unless otherwise noted on drawings.
          (5)  All bolts other than anchor bolts shall conform to A 325 or A
               490.

     B.   Metal Deck

          (1) 2" and 3" 18 gage type VL composite floor deck as manufactured by Vulcraft or approved equal.

     C.   Concrete:

          (1)  Design Strengths (28 days):
               a.   Footings, slab on grade               4000 psi
               b.   Foundation and retaining walls        4000 psi
               c.   Slab on Metal Deck                    4000 psi

          (2)  Reinforcing Steel:

               a. All reinforcing bars shall be ASTM A615 Grade 60 deformed bars. The actual yield strength based on mill tests may not exceed 78 ksi and the ratio of the actual ultimate tensile strength to the actual tensile yield strength may not be less than 1.25.
               b. All stirrups and column ties shall be deformed bars with 60,000 psi minimum yield strength, ASTM A615, Grade 60.
               c.   Welded wire fabric shall conform to ASTM A185 and A82.

         (3) Concrete exposed to weather shall contain an air-entraining agent.

                                                                       Exhibit L

                  [PLAN OF METROTECH CENTER - BUILDING 9 SOUTH]

                                    EXHIBIT M

                                List of Agencies

NEW YORK CITY AGENCIES

1.   Department of Aging
2.   Department of Buildings
3.   Human Resources Administration
4.   Community Development Agency
5.   Housing Development Corporation
6.   NYC Loft Board
7.   NYC Youth Bureau
8.   Division of Veteran Affairs
9.   Mayor's Office of Construction
10.  Bureau of Labor Services
11.  Office of the Comptroller - NYC
12.  Office of Business Development
13.  Office of the Comptroller, Bureau of Engineering
14.  Office of the Chief Medical Examiner
15.  Office of Payroll Administration
16.  Offices of Mental Health
17.  Office of Mental Retardation
18.  Public Development Corporation
19.  New York City Fire Department
20.  Department of Finance
21.  Department of Housing Preservation & Development
22.  Department of Sanitation
23.  Financial Information Service Agency
24.  Health and Hospitals Corporation
25.  Office of Management & Budget
26.  Department of Transportation
27.  Board of Education


STATE AGENCIES

1.   NYS Dormitory Authority
2.   Surrogates Courts
3.   State of NY Insurance Department
4.   Division of Housing & Community Renewal
5.   New York State Urban Development
6.   NYS Facilities Development Corporation & Housing Finance Agency
7.   Office of Management/Labor Relations
8.   NYS Racing & Wagering Board

FEDERAL AGENCIES

1.  Food & Drug Administration
2.  Federal Communications Commission
3.  Federal Department of Insurance Corporation
4.  Department of Treasury, Comptroller Currency
5.  Bureau of Labor Statistics/Employment Standards/OSHA
6.  U.S. Attorney

                                    EXHIBIT N

                    Tenant Enhancements In Base Building Work

Item 1 200 tons of supplemental condenser water shall be provided on emergency power with N + 1 redundancy at tenant's expense. Landlord shall provide valved outlets from the condenser water risers of the sizes and on the floors as directed by Tenant. "Landlord shall provide at Tenant's expense, 200 tons of supplemental condenser water capacity from the base building condenser water system to support Tenant's critical technology areas and disaster recovery floor with the following minimum condenser water plant criteria:

        All condenser water system equipment and controls shall be on emergency power to allow the system to operate in the event of a power outage or emergency.

        The cooling towers shall have N+1 redundancy.

        The primary and secondary pumping systems each shall have N+l redundancy.

        Domestic water pumps providing make-up water shall be on emergency power and have N+1 redundancy."

Item 2 Tenant will have the right to install louvers at the perimeter of the building for ventilation and miscellaneous venting purposes, subject to the landlord's approval.

Item 3 Landlord to provide an additional + (6.0) square feet of contiguous space for miscellaneous HVAC riser, stacked on each floor, from Tenant's floors to the main roof and basement, provided the same can be contained within Tenant's proportionate share of space, and if Tenant needs additional space the same shall be contained within Tenant's Premises or base building core areas at tenants expense.

Item 4 Tenant, at its expense, shall have the right to install a dedicated control Sub-system connected to the base building control system, which shall control the Tenant's mechanical/electrical equipment.

Item 5 Tenant also requires that certain building monitoring systems (with view only capabilities) be duplicated within the Premises so that Tenant can monitor certain building systems, which serve the Premises, including, but not limited to, the temperature of the chilled or condenser water delivered to the Premises. The cost of such duplication shall be borne solely by tenant.

Item 6 Landlord to work with Tenant to provide the following items of electrical Work at the Tenants expense:

                  a. 400 amps demand electrical capacity at 465 volts, three phase, directly metered and delivered to the Premises as directed by the Tenant for Tenant's independent critical supplemental air conditioning systems from separate service switchboards with diverse distribution routes.

                  b. 400 amps demand electrical capacity at 465 volts, three phase, directly metered and delivered to the Premises as directed by the Tenant for technical power from separate service switchboards with diverse distribution.

                  c. 500 amps demand electrical capacity at 465 volt, three phase, directly metered and delivered to the Premises as directed by the Tenant for Tenant's independent noncritical supplemental air conditioning systems.

Item 7 EMERGENCY POWER

          1. Landlord shall provide, at Tenant's expense, a 1000 KW of emergency power, (combined with base building plant. Total plant is sized at 3-1500 KW generators) with the following minimum generator plant
          Criteria:

                         a. The generator plant shall have paralleling switchgear.

                         b. Capacity of the generator plant fuel oil system shall be capable of operating the entire generator plant for a minimum of 24 hours continuous use at full load.

                         c. Generator plant shall be capable of starting from multiple automatic transfer switch signals.

                         d. Generator plant shall have generation equipment with N + 1 redundancy for critical loads as mutually agreed upon.

                         e.   Fuel oil pumping system shall have N+ 1
                              redundancy.

                         f. Tenant shall have the right to monitor generator status, ATS status, generator alarms, fuel oil pumping and storage system alarms and fuel oil level via the base building BMS.

                         g. Tenant has the right to review the selected equipment and design.

                         h. Base building BMS and fire alarm system shall be connected to the generator plant.

                         i. Each of the elevators serving Tenant's Premises shall be connected to the generator plant such that one elevator will be operational for Tenant's business use in the event of an emergency or power outage.

Item 8 Tenant shall be responsible for the incremental cost to Landlord for consumption of temporary electric power resulting from construction of Tenant Work.

Item 9 TELECOMMUNICATIONS/TELEPHONE SERVICE

          1. Two (2) telecommunication entry points will be provided for Tenants. The point of entries shall be diametrically opposed to the widest extent allowed by the basement utility conditions and services in the street. As a minimum, two (2) different building sides shall be used. Air conditioning, floor drains, leak detection and intrusion alarms will be provided in the service entry rooms at Tenant's cost. The Tenant will arrange for his own telecommunication splices to be brought into the building and distributed directly to their floors. Incoming service rooms and all distribution systems will be capable of receiving fiber optic cabling for delivery of services. Additionally, the following criteria is being maintained for the project:

                         a. Landlord, at its sole cost and expense, shall provide six 4" foundation wall penetrations at each of the POE's for the Tenant's exclusive use.

                         b. Landlord, at its sole cost and expense, shall provide two 4" EMT conduits from each of the POE's to the Tenant's Premises. These conduits shall bypass the building frame room and be routed directly to the Tenant's Premises via two (2) diverse vertical paths (East and West building telephone closets).

                         c. Landlord, at Tenant's expense, shall provide two to four (2-4) 4" EMT conduits, as directed by the Tenant, from each of the POE's to the Tenant's Premises. These conduits shall bypass the building frame room and be routed directly to the Tenant's Premises via two (2) diverse vertical paths (East and West building telephone closets),

                         d. Landlord, at Landlord's expense, shall provide one 4" EMT conduit from the Tenant's main technology room via the East building telephone closet to the rooftop for Tenant's satellile and/or microwave connectivity.

                         e. Landlord, ,at Tenant's expense, shall provide one 4" EMT conduit from the Tenant's main technology room via the West building telephone closet to the rooftop for tenant's satellite and/or microwave connectivity.

                         f. Landlord shall provide space (1.0ft./2/ area) within the East and West Telephone closets for Tenant's use for the purpose of installing and maintaining conduit systems (also including pull boxes and support hardware) to connect future non-contiguous or partial floors.

                         g. Tenant shall have the right to install security devices as necessary in strategic core areas, common areas and building perimeter locations for closed circuit television equipment, subject to Landlord's reasonable approval, not to be unreasonably withheld.

                         h. Tenant reserves the right to review the Landlord's selected security system, if any, in order to achieve compatibility and common card by access with Tenant system.

Item 10 Tenant reserves the right to install gas fired domestic water boiler on the roof or within Landlord's base building mechanical spaces. Landlord shall provide adequate shaft space for the installation of domestic hot water supply and return risers for the domestic hot water plant to the Premises.

Item 11 Landlord to provide a 6" gas connection in the cellar by means of a valved outlet for Tenant's future use. Meter, piping, and riser is by Tenant.

Item 12 Landlord to provide at its cost a permanent air quality monitoring system, which shall monitor base building ventilation systems, for noxious and poisonous gases and micro-biological growth fungus and bacteria. That system shall monitor continually and monthly reports shall be produced. Any CO identified by system shall cause the ventilation system to alarm and automatically shutdown.

                                    EXHIBIT O
                             CONSTRUCTION MANAGERS


   Henegan Construction Co., Inc             Lehr Construction Corp.
   250 West 30/th/ Street                    902 Broadway
   New York, New York 10001                  New York, New York 10010
   Contact: Mr. Paul Bryce                   Contact: Mr. Todd Phillips
   Tel: 212 947 6441                         Tel: 212 353 1160 x 216
   Fax: 212 947 6441                         Fax: 212 505 8169

   J.A. Jones Construction Group             J.T. Magen & Company, Inc.
   6 East 43/rd/ Street                      44 West 28/th/ Street
   New York, New York 10017                  New York, New York 10001
   Contact: Mr. Harold Parmelee              Contact: Mr. Maurice Regan
   Tel: 212 916 8979                         Tel: 212 675 3000
   Fax: 646 865 9959                         Fax: 212 790 4201

   StructureTone Inc.                        Tishman Realty & Construction
   15 East 26/th/ Street                     666 Fifth Avenue
   New York, New York 10010                  New York, New York 10103
   Contact: Mr. John Travers                 Contact: Mr. Joseph Ryan
   Tel: 212 251 9219                         Tel: 212 582 1222
   Fax:

   Turner Construction Company               Landlord -
   375 Hudson Street                         FCR Construction Division
   New York, New York 10014
   Contact: Mr. Rory DeJohn
   Tel: 212 229 6000
   Fax: 212 229 6247

                                    EXHIBIT O
                               SUBCONTRACTOR LIST


Specialties

A. Liss & Co., Inc.                       Jenteen Partners Inc.
32-15 58th Dt.                            26 Brandon Ave.
Woodside, NY 11377                        Jamesburg, NJ 08831
Contact: Mr. Art Dover                    Contact: Mr. Ken Siegal
Tel.: 718-728-0600                        Tel.: 732-656-1191
Fax.: 718-728-1227                        Fax.: 732-656-1441

Apex Interiors, Inc.
146 W. 29th St., #l0RW
New York, NY 10001
Contact: Mr. Prakash Dave
Tel.: 212-239-0230
Fax.: 212-239-0231

Demolition

Avanti Demolition & Carting Corp.             Metro Demolition Contracting Corp.
233 Wilson Ave.                               55-14 Grand Ave.
Newark, NJ 07105                              Maspeth, NY 11378
Contact: Mr. Paul Karsalia                    Contact: Mr. Vincent Bordone
Tel.: 201-589-7662                            Tel.: 718-326-8450
Fax.: 201-589-7579                            Fax.: 718-326-0375

Liberty Contracting Corp.                     Rite-Way Internal Removal, Inc.
25-31 94th St.                                64-05 34th Ave.
North Bergen, NJ 07047                        Woodside, NY 11377
Contact: Mr. Dominick Bullaro                 Contact: Mr. Dave DeMato
Tel.: 201-868-7500                            Tel.: 718-458-8900
Fax.: 201-868-7501                            Fax.: 718-899-0515

Masonry/Concrete/Fireproofing

EuroTech Construction Corp.                  Landmark Construction
532 West 30th St.                            146 W. 29th St.
New York, NY 10001                           New York, NY 10001
Contact: Mr. Fay Devlin                      Contact: Estimating Department
Tel.: 212-594-7474                           Tel.: 212-967-8779
Fax.: 212-594-1849

Hughes Environmental Group
147 W. 46th St., Suite 300
New York, NY 10036
Contact: Mr. Nikki Gianotti
Tel.: 212-921-1933
Fax.: 212-768-0113

Architectural Woodwork


Hird/Blaker Inc.                            Nordic Interiors, Inc.
620 East 132nd St.                          56-01 Maspeth Ave.
Bronx, NY 10454                             Maspeth, NY 11378
Contact: Mr. Cliff Blaker                   Contact: Mr. Helge Halvorsen
Tel.: 718-665-3434                          Tel.: 718-456-7000
Fax.: 718-665-0524                          Fax.: 718-456-9340

Patella Woodworking                         Petersen/Geller/Spurge, Inc.
148 First Street                            485 Seventh Ave., Suite 1211
Jersey City, New Jersey 07302               New York, NY 10018
Contact: Mr. Michael Ostroff                Contact: Mr. Thomas Spurge
Tel: 201 386 9999                           Tel.: 212-244-6610
Fax: 201 386 8865                           Fax.: 212-244-0587

                                            Millwright
                                            220 East 23/rd/ Street; Suite 903
                                            New York, New York 10010
                                            Contact: Mr. Martin Sherlock
                                            Tel: 212 685 5528
                                            Fax: 212 685 1704

Hollow Metal


Acme Architectural Products, Inc.             General Fire-Proof Door Corp.
513 Porter Ave.                               913 Edgewater Rd.
Brooklyn, NY 11222                            Bronx, NY 10474
Contact: Mr. David Wardeck                    Contact: Mr. Rubin Kuszel
Tel.: 718-384-7800                            Tel.: 718-893-5500
Fax : 718-599-0582                            Fax.: 718-893-l770

DCI Metro Inc.                                Secure Door & Hardware, Inc.
368 Paterson Plank Rd.                        265 46th St.
Carlstadt, NJ 07072                           Brooklyn, NY 11220
Contact: Mr. Joseph Pellagatti                Contact: Mr. Alex Kuchka
Tel.: 201-935-7200                            Tel.: 718-492-1222
Fax.: 201-935-0640                            Fax.: 718-492-0933

Hardware


AAA Architectural Hardware Co.               DCI Metro Inc.
44 West 46th St.                             368 Paterson Plank Rd.
New York, NY 10036                           Carlstadt, NJ 07072
Contact: Mr. Richy Brown                     Contact: Mr. Joseph Pellagatti
Tel.: 212-840-3939                           Tel.: 201-935-7200
Fax.: 212-921-5086                           Fax.: 201-935-0640

Acme Architectural Products                  Secure Door & Hardware, Inc.
513 Porter Ave.                              265 46th St.
Brooklyn, NY 11222                           Brooklyn, NY 11220
Contact: Mr. David Wardeck                   Contact: Mr. Alex Kuchka
Tel.: 718-384-7800                           Tel.: 718-492-1222
Fax.: 718-599-0582                           Fax.: 718-492-0933

Glass & Glazing


F&F Architectural Glass & Metal, Inc.           Metralite Industries Inc.
242 East 137th St.                              132-70 34th Ave./PO Box 5467
Bronx, NY 10451                                 Flushing, NY 11354
Contact: Mr. Robert Forzani                     Contact: Estimating Department
Tel.: 718-402-7710                              Tel.: 718-961-1770
Fax.: 718-993-2792                              Fax.: 718-359-6541

Jonathan Metal & Glass, Ltd.                    New Jersey Glass Co.
105-20 Jamaica Ave.                             134 North 11th St./PO Box 7010
Richmond Hill, NY 11418                         Newark, NJ 07107
Contact: Mr. Wilfred Smith                      Contact: Mr. Glenn Burger
Tel.: 718-846-8000                              Tel.: 973-484-5277
Fax.: 718-847-9397                              Fax.: 973-484-5644

Drywall/Carpentry


Donaldson Acoustics Co., Inc.               Glenn Partition Inc.
150 Wireless Blvd.                          78 Morton St.
Hauppauge, NY 11788                         New York, NY 10014
Contact: Ms. Barbara Lyons                  Contact: Mr. William Snyder
Tel.: 631-952-0800                          Tel.: 212-243-2800
Fax.: 631-952-7800                          Fax.: 212-645-7539

EuroTech Construction Corp.                 J.P. Phillips, Inc.
532 West 30th St.                           P.O. Box 1236
New York, NY 10001                          Manhasset, NY 11030
Contact: Mr. Fay Devlin                     Contact: Mr. Anthony Hefele
Tel.: 212-594-7474                          Tel.: 516-365-3697
Fax.: 212-594-1849                          Fax.: 516-365-3556

Nastasi & Associates Inc.                   Rivco Construction Corp.
147 Herricks Road                           246 East 137/th/ Street
Garden City Park                            Bronx, New York 10451
Garden City, New York 11040                 Contact: Mr. Pat Costigan
Contact: Mr. Anthony Nastasi                Tel: 718 993 4444
Tel: 516 746 1800                           Fax: 718 993 4445
Fax: 516 746 6796

Interstate Drywall
2 Brighton Road
Clifton, New Jersey 07012
Contact: Mr. Peter DeTomaso
Tel: 973 574 9400
Fax: 973 574 8990

Ceramic Tile & Stone


Interior Design Flooring Corp.           William Erath & Son, Inc.
543 W. 59th St.                          4 Reith St.
New York, NY 10019                       Copiague, NY 11726
Contact: Mr. Ben Cohen                   Contact: Mr. Scott Erath
Tel.: 212-307-9100                       Tel.: 516-842-2244
Fax.: 212-307-6257                       Fax.: 516-842-4267


Eastern Design Tile & Marble             Port Morris Tile & Marble Corp.
52 Cottage Street                        1285 Oak Point Avenue
Port Chester, NY 10573                   Bronx, New York New York 10474
Contact: Mr. Kevin O'Shea                Tel: 718 378 6100
Tel.: 914 937-5400                       Fax: 718 328 1074
Fax.: 914 937-5473

Acoustical Ceilings


Donaldson Acoustics Co., Inc.            J.P. Phillips, Inc.
45 Seaman Rd.                            P.O. Box 1236
Bethpage, NY 11714                       Manhasset, NY 11030
Contact: Ms. Barbara Lyons               Contact: Mr. Anthony Hefele
Tel.: 516-681-7136                       Tel.: 516-365-3697
Fax.: 516-681-7149                       Fax.: 516-365-3556

EuroTech Construction Corp.              National Acoustics, Inc.
532 West 30th St.                        515 West 36th St., 2nd fl.
New York, NY 10001                       New York, NY 10018
Contact: Mr. Fay Devlin                  Contact: Mr. Jim McQuade
Tel.: 212-594-7474                       Tel.: 212-695-1252
Fax.: 212-594-1849                       Fax.: 212-695-4539

Nastasi & Associates Inc.                Rivco Construction Corp.
147 Herricks Road                        246 East 137/th/ Street
Garden City Park                         Bronx, New York 10451
Garden City, New York 11040              Contact: Mr. Pat Costigan
Contact: Mr. Anthony Nastasi             Tel: 718 993 4444
Tel: 516 746 1800                        Fax: 718 993 4445
Fax: 516 746 6796

Painting & Wallcovering

Hudson-Shatz Painting Co., Inc.          Murray Hill Painting Co., Inc.
429 W. 53rd St.                          10-29 48th Ave.
New York, NY 10019                       Long Island City, NY 11101
Contact: Mr. Herb Ullman                 Contact: Mr. Larry Barton
Tel.: 212-757-6363                       Tel.: 718-482-7575
Fax.: 212-265-2178                       Fax.: 718-482-7581

Mid-Manhattan Painting, Inc.             Newport Painting & Decorating Co., Inc.
321 44th St.                             532 West 30th St.
New York, NY 10036                       New York, NY 10001
Contact: Mr. Dino Erbeli                 Contact: Mr. Brendan Murray
Tel.: 212-265-5809                       Tel.: 212-465-9080
Fax : 212-582-3768                       Fax.: 212-465-9085

Raised Flooring

ARI Products, Inc.                          Hi Tech Data Floors, Inc.
P.O. Box 507                                1885 Swarthmore Ave.
Morrestown, NJ 08057                        Lakewood, NJ 08701
Contact: Mr. Terrence Barone                Contact: Mr. Robert McCrossan
Tel.: 201-773-2777                          Tel.: 732-905-1799
Fax.: 201-773-9717                          Fax.: 732-905-1442

Computer Floors, Inc.                       Raised Computer Floors Inc.
19 Richmond St.                             280 No. Midland Ave., Bldg. "V"
Clifton, NJ 07011                           Saddle Brook, NJ 07662
Contact: Mr. Tor Sundlin                    Contact: Mr. Whitey Holmquist
Tel.: 212-564-4998                          Tel.: 201-703-8150
Fax.: 973-340-1565                          Fax.: 201-703-8154

Blinds/Window Treatment

City View Blinds of New York Inc.          International Blind Contractors, Ltd.
Bklyn Navy Yard Bldg#3/63 Flushing Ave     200 Park Ave. So.
Brooklyn, NY 11205                         New York, NY 10003
Contact: Mr. Moishe Gold                   Contact: Mr. Kevin Ryan
Tel.: 718-222-3322                         Tel.: 212-473-2000
Fax.: 718-222-5074                         Fax.: 212-353-3400

DFB Sales Inc.                             LVC Window Blinds & Drapery Inc.
21-07 Borden Ave.                          176 Kansas St.
Long Island City, NY 11101                 Hackensack, NJ 07601
Contact: Mr. Jon Gmora                     Contact: Mr. John VanCalcar
Tel.: 718-729-8310                         Tel.: 201-525-0222
Fax.: 718-706-0526                         Fax.: 201-525-0345

Sprinklers

Abco Peerless Sprinkler Corp.              Preferred Sprinkler Corp.
50 Midland Ave.                            3129 Bailey Ave.
Hicksville, NY 11801                       Bronx, NY 10463
Contact: Mr. Peter Bowe                    Contact: Mr. Sean Macken
Tel.: 516-294-6850                         Tel.: 718-601-4470
Fax.: 516-294-6823                         Fax.: 718-601-4716

                                           Triangle Fire Protection Corp.
                                           75-17 Cooper Ave.
                                           Glendale, NY 11385
                                           Contact: Ms. Peggy Funderburke
                                           Tel.: 718-326-9120
                                           Fax.: 718-326-9446

Plumbing

Lab Plumbing & Heating Co., Inc.             Preferred Mechanical, Inc.
530 West 50th St.                            3129 Bailey Ave.
New York, NY 10019                           Bronx, NY 10463
Contact: Mr. Jerry Mariconda                 Contact: Mr. Sean Mackin
Tel.: 212-246-9690                           Tel.: 718-601-4470
Fax.: 212-581-4929                           Fax.: 718-601-4716

Par Plumbing Co.
60 North Prospect Ave.
Lynbrook, NY 11563
Contact: Mr. Marty Levine
Tel.: 516-887-4000
Fax.: 516-593-9089

HVAC/Mechanical

B.P. Air Conditioning Corp.             Henick-Lane Inc.
116 Greenpoint Ave.                     42-22 Ninth St.
Brooklyn, NY 11222                      Long Island City, NY 11101
Contact: Mr. Bob Barbera                Contact: Mr. Gregg Rothman
Tel.: 718-383-2100                      Tel.: 718-786-7277
Fax.: 718-383-7096                      Fax.: 718-482-1625

Harbour Mechanical Corp.                Penguin Air Conditioning Corp.
230 West 17th St.                       26 West St.
New York, NY 10011                      Brooklyn, NY 11222
Contact: Mr. Richard Sheilds            Contact: Mr. Daniel Dubin
Tel.: 212-924-1010                      Tel.: 718-706-6500
Fax.: 212-924-9216                      Fax.: 718-706-2593

Kaback Enterprises, Inc.
45 West 25/th/ Street, 7/th/ Floor
New York, NY 10010
Contact: Mr. John Murphy
Tel.: 212-645-5100
Fax.: 212-645-8962

P.J. Mechanical Corp.
135 West 18/th/ Street
New York, New York 10011
Cortact: Mr. Jamie Pappas
Tel: 212 243 2555
Fax: 212 924 7148

Manhattan Mechanical
227 West 29/th/ Street
New York, New York 10001
Contact: Mr. Neil Lazar
Tel: 212 594 3130
Fax: 212 268 9426

Electrical

Adco Electrical Corp.                         Forest Electric Corp.
380 Chelsea Rd.                               Two Penn Plaza
Staten Island, NY 10314                       New York, NY 10121
Contact: Mr. Robert Harper                    Contact: Mr. Robert Richardson
Tel.: 718-494-4400                            Tel.: 212-594-4110
Fax.: 718-982-7661                            Fax.: 212-594-4338

Campbell and Dawes Ltd.                       Unity Electric Co., Inc.
84-48 129th St.                               65-45 Fresh Meadow La.
Kew Gardens, NY 11415                         Flushing, NY 11365
Contact: Mr. Gary Dawes                       Contact: Mr. Tom Amberger
Tel.: 718-441-6300                            Tel.: 718-539-4300
Fax.: 718-441-7090                            Fax.: 718-353-4866

Kleinknecht Electric Company, Inc.            E-J Electric Installation Co.
940 Eighth Avenue                             46-41 Vernon Boulevard
New York, New York 10019                      Long Island City, New York 11101
Tel: 212 728 1800                             Contact: Mr. Robert Mann
Fax: 212 728 1823                             Tel: 718 786 9400
                                              Fax: 718 937 9120
R.B. Samuels, Inc.
325 Park Avenue South                         P.E. Stone
New York, New York 10010                      50 Watts Street
Contact:                                      New York, New York 10013
Tel: 212 645 5150                             Contact:
Fax: 212 645 7888                             Tel: 212 334 1113
                                              Fax: 212 431 6467
Hugh O'Kane Electric
570 Brook Street
Garden City, New York 11530
Tel: 516 227 0887
Fax: 516 227 1961

                                    EXHIBIT P

                       CONSTRUCTION RULES AND REGULATIONS


1.0 Introduction

    These rules and regulations have been established to facilitate the needs of the tenants within Nine MetroTech South to complete any construction work following the completion of the initial construction. The building owner (Forest City Myrtle Associates, LLC. hereinafter defined as (FCMA)) has designated a building architect and engineer who are familiar with the building and its critical systems as well as the following rules and regulations. These professional consultants have been designated in order to assist with the review and coordination of such alteration work.

    Building Architect:      Joe Aliotta
                             Swanke Hayden Connell
                             295 Lafayette Street
                             New York, NY 10012
                             (212) 226-9696

    Building Engineer:       Michael Maybaum
                             Cosentini Associates
                             2 Penn Plaza
                             New York, NY 10121
                             (212) 615-3600

    Building Expediter:      Robert Ansersen
    (Required by FCMA)       JAM Consultants
                             104 West 29/th/ Street, 9/th/ Floor
                             New York, NY 10001
                             (212) 244-4427

    FCMA Representative:     Matthew Flocks
                             Forest City Ratner Companies
                             1 MetroTech Center North
                             Brooklyn, NY 11201
                             (718) 923-8400

    The use of any other consultants must be approved by (FCMA), which approval will not be unreasonably withheld or delayed. In the event other consultants are used; it is required they comply with the following.

2.0 General

    (2.1) Tenant will make no alterations, additions, improvements or replacements (which are hereinafter defined as "alterations") to or about the premises without (FCMA) prior written consent, and then only by (FCMA) architects and engineers and contractors or mechanics or Tenant's consultants approved by (FCMA).

    (2.2) Tenant shall, prior to commencement of any work, submit for (FCMA) written approval, a complete set of plans of the anticipated "alteration" area.

    (2.3) The proposed "alteration" area must comply with all New York City code requirements as applicable to the "alteration" area.

    (2.4) No work will commence without a valid New York City Department of Buildings permit. If required.

       (2.5) All inquiries, submissions and approvals shall be submitted to the designated (FCMA) representative.

       (2.6) Tenant shall make no "alterations" in the building that are in excess of One Hundred Thousand Dollars ($100,000.00), provided, however that on the first anniversary of the "Commencement Date" and on each anniversary thereafter such amount shall be increased by multiplying the amount in effect immediately prior to such anniversary of the "Commencement Date" and the denominator of which is the index for the month fifteen (15) months prior to such anniversary of the "Commencement Date". For the purposes of this
             Section 2.6, "Index" shall mean the Consumer Price Index, published by the United States Department of Labor.

3.0 Building Approval

       (3.1) Tenant shall submit to (FCMA) the following:

             1.) A list of Tenant's proposed contractors and or sub-contractors. 2.) Four complete sets of plans and specifications (when applicable) properly stamped by a register architect or professional engineer.
             3.) All forms that are required by the most current New York City
                 Building Code.

       (3.2) (FCMA) will return the following to Tenant:

             1.) Plans approved or with comments (such approval or comments shall not constitute a waiver of the Department of Buildings approval or approval of other jurisdictional agencies)
             2.) (FCMA) executed building applications as submitted by Tenant. 3.) Insurance requirements.

4.0 Building Construction Requirements and Procedures

       (4.1) Tenant shall obtain Department of Buildings approval and a permit from the Department of Buildings. Tenant/Contractor shall submit copies of all approved plans and permits to (FCMA) representative and shall post the original permit on the premises prior to the commencement of any work. All work, if performed by a contractor or subcontractor, shall be subject to reasonable supervision and inspection by an (FCMA) representative, and Tenant shall not bear any costs for such supervisory and inspection services.

       (4.2) All structural and floor loading requirements shall be subject to the prior approval of the (FCMA) designated structural engineer. All third party costs for such review shall be reimbursed to (FCMA) with no mark up by (FCMA).

       (4.3) All MEP requirements shall be subject to the prior approval of the
       (FCMA) designated mechanical and electrical engineer. When necessary,
       (FCMA) will require engineering shop drawings, which drawings must be approved by the (FCMA) designated engineers before the work can proceed. All third party costs for such review shall be reimbursed to (FCMA) with no mark up by (FCMA).

       (4.4) All building demolition shall be at the direction and supervision of the designated (FCMA) representative.

       (4.5) If a shutdown of the risers, electrical mains or HVAC systems is required, such work shall be approved by the designated (FCMA) representative and under building supervision. This work may be required on an after hours schedule; adequate notice shall be given to (FCMA) for such shutdowns.

         (4.6) Tenant's Contractor Shall:

               (1) Have a superintendent or foreman on the premises at all times.
               (2) Maintain cleanliness and protection of all areas including elevators and lobbies.
               (3) Protect the front and top of all peripheral HVAC units. Thoroughly clean units at the completion of such work.
               (4)  Block off supply and return grills, diffusers and ducts.
               (5) Obtain and pay for all permits, including but not limited to trash removal and street dumpster permits from the City of New York.

         (4.7) All equipment and installations, which are visible from outside the building, must be equal to the existing base building standards. Any deviation from the building standards will be permitted only if indicated or specified on initial set of "approved alteration plans".

         (4.8) An air balancing report signed by a professional engineer shall be submitted to the designated (FCMA) representative.

         (4.9) Upon completion of the "alteration", Tenant shall submit to
         (FCMA) an executed Form TR-1 (if required) and or other documents including a sign-off by Tenant's architect indicating total compliance and final of approval by the New York City Department of Buildings.

         (4.10) Tenant shall submit to (FCMA) a final set of "as-built" plans within 45 days of completion of "alterations".

         (4.11) Additional and differing provisions in the "Lease", if any, will be applicable and will take precedence.

         (4.12) Security of Tenant space, tools, material etc. is the Contractor/Tenant responsibility.

 5.0 Electrical

         (5.1) All conduits will be supported by standoffs, not to the ceiling supports.

         (5.2) Plans with electrical load requirements shall be submitted to (FCMA's) electrical engineer to determine existing riser capacity.

         (5.3) Contractor/Tenant will provide the extension of existing fire alarm systems within their space. All wiring shall be in rigid galvanized steel conduit. Work to be coordinated with (FCMA) designated fire command company. All costs associated with the programming and reprogramming of the existing fire command center will be by Tenant.

 6.0 Equipment

         (6.1) All mechanical equipment shall be suspended with fishplate through the slab or steel beams depending on the structural load requirements.

 7.0 Public Area Signage

         (7.1) All tenant signage in public areas must be in accordance with the base building standards and approved by the (FCMA) designated architect. No tenant occupying only a single floor or less shall have the right to place tenant signage in public areas.

 8.0 HVAC

          (8.1) Contractor/Tenant shall be responsible for alterations to the existing HVAC system and for insuring that such work is properly integrated into the existing building HVAC systems in accordance with the "approved alteration plans".

          (8.2) Any variation or deviation from the approved HVAC plans must be brought to the attention of the designated (FCMA) representative.

          (8.3) All periphery shut-off valves must be accessible to (FCMA) building personnel.

          (8.4) All exhaust fans shall be discharged to the atmosphere not into the existing ceilings or building return air systems.

          (8.5) All ductwork and condensate lines must be insulated.

 9.0 Plumbing

          (9.1) All plumbing work will be in accordance with the most current New York City Building Code.

          (9.2) All new fixtures shall match existing base building standards. The design of specific fixtures need not match each other unless located in the same lavatory.

          (9.3) No exposed plumbing is permitted.

          (9.4) All unused piping shall be removed or capped at the respective riser.

          (9.5) All runs from the plumbing risers shall be in copper pipe.

          (9.6) All plumbing lines shall be properly insulated where applicable.

          (9.7) No modifications to the existing plumbing systems will be permitted without prior written approval from the designated (FCMA) representative.

 10.0 Sprinklers

          (10.1) All sprinkler work will be in accordance with the most current New York City Building Code.

          (10.2) All hydraulic calculations will be provided to designated
          (FCMA) representative for review.

          (10.3) Pipe and all connections are to be screwed not welded. No mechanical connections will be permitted within the Tenant space.

          (10.4) All sprinkler heads must be Factory Mutual approved.

 11.0 Ceilings

          (11.1) All ceiling work will be in accordance with the most current New York City Building Code.

          (11.2) All ceiling work will be supported independently.

 12.0 Preservation of Utilities

          (12.1) The Contractor/Tenant shall take every precaution to preserve and protect utilities such as power lines, telephone lines, sewers etc., that may be within the limits of the "alteration work". The Contractor/Tenant will be charged for all damage caused by the "alteration work" to the existing utilities within the building.

13.0   Negligence

          (13.1) Any cost of performance due to the negligence of the Contractor/Tenant or anyone directly employed by him or due to failure to comply with all applicable laws, ordinances, rules and regulations which should be generally known to a contractor or due to failure to observe and comply with the contract either for repairs, replacement, refinishing, disposal of material wrongly supplied or the making good of defective work or damage to the property shall be borne by the Contractor/Tenant.

14.0   Repair to adjacent areas

          (14.1) It shall be the responsibility of the Contractor/Tenant to repair any areas damaged by the approved "alteration work" outside of the approved work area.

15.0   Material Moving

          (15.1) It shall be the responsibility of the Contractor/Tenant to make all arrangements through the building office and pay all charges for hoisting, material moving and elevator charges associated with it.

          (15.2) Contractor is to contact the building manager for the scheduling and coordination of freight elevator usage for deliveries and rubbish removal.

16.0  Protection

          (16.1) It will be the responsibility of the Contractor/Tenant to provide, erect and maintain weather protection, and all other items required for the proper protection of the workmen engaged in the demolition operation, the public and any adjacent work areas. To provide and maintain weather protection at exterior openings so as to fully protect the interior premises against all damage from the existing structure designated to remain where demolition and removal work is being done, connections made, materials handled or equipment moved.

          (16.2) Contractor/Tenant will be responsible for any damage caused to the existing structure or contents by reason of not providing required protection.

          (16.3) All marble and lobby areas must be protected with masonite or material with similar protection characteristics.

17.0  Requirements for Construction

          (17.1) Construction workers are to enter through a designated entrance only.

          (17.2) All deliveries must be made through a designated area, unless otherwise directed by building management.

          (17.3) Drinking alcohol or the use of drugs will not be permitted.

          (17.4) Construction personnel may only use designated bathroom facilities and must maintain them to the existing building standards. At the end of the approved "alterations work" bathrooms are to be in the same condition prior to the commencement of construction; except for normal wear and tear.

18.0  Requirements for exterior work

          (18.1) All exterior work must be tiled and approved with the proper governmental agencies.

          (18.2) Protection must be provided to the general public.

          (18.3) If any work is to take place other than normal business hours, it must be approved by designated (FCMA) representative.

          (18.4) All disturbed public areas must be restored to their original condition.

                                    EXHIBIT Q
                              RULES AND REGULATIONS

     The following shall be the Rules and Regulations for the Building except that, with regard to Tenant (i) Rule I 14 and 17 shall be inapplicable, (ii) Rule I 15 and 31 shall be superseded by the applicable provisions of the Lease,
(iii) Rule II 7 and 8 shall be inapplicable, and (iv) Rule II 9 shall be superseded by the applicable provisions of Section 8.2(a) of the Lease:

I.   Tenant shall not:

     1. Obstruct, encumber or use, or allow to permit any of its employees, agents, licensees or invitees to use, the sidewalks, driveways, entrances, passages, courts, arcades, esplanade areas, plazas, elevators, vestibules, stairways, corridors or halls of the Building, outside of the Premises, in such a manner as to obstruct ingress and egress to and from the Building or the Premises.

     2. Attach awnings or other projections to the outside walls of the Building or place bottles, parcels or other articles, or lettering visible from the exterior, on the windows, windowsills or peripheral air-conditioning enclosures.

     3. Attach to, hang on or use in connection with, any exterior windows or entrance door of the Premises, any blinds, except as designate by Landlord, or, at Tenant's option, blinds, shades or screens designated by Tenant and approved by Landlord, such approval not to be unreasonably withheld. All drapes shall be hung on the interior side of the window blinds.

     4. Place or leave any doormat or other floor covering in any area outside of the Premises.

     5. Exhibit, inscribe, paint or affix any sign, insignia, advertisement, object or other lettering in or on any windows, doors, walls or part of the outside or inside of the Building (exclusive of the inside of the Premises) without Landlord's approval, which approval shall not unreasonably be denied or withheld. The name(s) of Tenant and any permitted sublessee may be displayed on the entrance doors and, with respect to any full floor that Tenant leases, the walls of the elevator lobby on any such floor, of the Premises occupied by each. The method by which any signs are to be affixed to the Building shall be subject to Landlord's approval, which shall not be denied provided that Landlord is satisfied same will not damage the finish of the Building's interior surface upon removal.

     6. Cover or obstruct the sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public areas of the Building.

     7. Place in, attach to, put in front of, or affix to any part of the exterior of the Building, or any of the Building's halls, doors, corridors or vestibules located outside of the Premises, any lettering, signs, decorations, showcases, displays, display windows, packages, boxes or other articles, unless and except to the extent expressly permitted in the Lease.

     8. Except in the normal decoration of the interior of the Premises, mark, paint, drill into or in any way deface any part of the Building or the Premises or cut, bore or string wires therein.

     9. Permit or allow bicycles or vehicles of any kind to be brought into or kept on or about the Building or the Premises other than in any area specifically provided for same.

     10. Make, or permit or allow to be made, any unseemly or disturbing noises, whether by musical instruments, recordings, radio talking machines, television, whistling, singing or in any other way, which might unreasonably disturb other occupants in the Building or those having business with them or impair or unreasonably interfere with the use or enjoyment by others of neighboring buildings or Premises.

     11. Bring into or keep on any part of the Premises or the Building any inflammable, combustible, radioactive or explosive fluid, chemical or substance, other than customary office supplies.

     12. Place upon any of the doors (other than closet or vault doors) or windows in the Building any locks or bolts which shall not be operable by the grand master key for the Building, or make any changes in locks or the mechanisms thereof which shall make such locks inoperable by said grand master key unless such change is approved by Landlord, in which event Tenant shall give Landlord duplicate keys for such locks or bolts.

     13. Remove, or carry into or out of the Premises or the Building, any safe, freight, furniture, any bulky packages, boxes or crates or any heavy objects except in such freight or other elevators as Landlord may reasonably determine from time to time.

     14. Engage or pay any employees on the Premises except those actually working for Tenant in the Premises, or advertise for laborers giving the Premises as an address.

     15. Obtain, permit or allow in the Building the purchase, or acceptance for use in the Premises, by means of a service cart, vending machines or otherwise, of any ice, drinking water, food, tobacco in any form, beverage, towel, barbering, boot blackening, cleaning, floor polishing or other similar items or services from any persons, except such persons, during such hours, and at such places within the Building and under such requirements as may be reasonably determined by Landlord with respect to the furnishing of such items and service, provided that the charges for such items and services by such persons are not excessive.

     16. Close and leave the Premises at any time without closing all operable windows.

     17. Permit entrance doors to the Premises to be left open at any time or unlocked when the Premises are not in use.

     18. Encourage canvassing, soliciting or peddling in any part of the Building outside of the Premises.

     19. Use, or permit or allow any of its employees, contractors, suppliers or invitees to use, any space or part of the Building, including the passenger elevators or public halls thereof, in the moving, delivery or receipt of safes, freight, furniture, packages, boxes, crates, paper, office material or any other matter or thing, any hand trucks, wagons or similar items which are not equipped with such rubber tires, side guards and other safeguards which shall have been approved by Landlord or use any such hand trucks, wagons or similar items in any of the passenger elevators.

     20. Cause or permit any food odors or any other unusual or objectionable odors to emanate from the Premises or permit any cooking or preparation of food except in areas approved by Landlord and in compliance with local ordinances.

     21. Create or permit a public or private nuisance.

     22. Throw or allow or permit to be thrown anything out of the doors, windows or skylights or down the passageways of the Building.

     23. Lay vinyl tile or other similar floor covering so that the same shall come in direct contact with the floor or in a manner or by means of such pastes or other adhesives which shall not have been approved by Landlord, it being understood that if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material which is soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

     24. Use, allow or permit the passenger elevators to be used by Tenant's working hands (persons in rough clothing handling packages, cartons and shipments of materials - routine mailroorn deliveries excepted) or persons carrying bulky packages or by persons calling for or delivering goods to or from the demised Premises in a manner likely to cause damage to the passenger elevators and Tenant shall cooperate with Landlord in enforcing this rule on those making deliveries to Tenant.

       25. Request any of Landlord's agents, employees or contractors to perform any work, or do anything, outside of their regular duties, unless previously approved by the Building manager

       26. Invite to the Premises or the Building, or permit the visit of, persons in such numbers or under such conditions as to unreasonably interfere with the use and enjoyment of any of the plazas, entrances, corridors, arcades, escalators, elevators or other facilities of the Building by other occupants thereof.

       27. Use, permit or allow the use of any fire exits or stairways for any purpose other than emergency use, except to the extent expressly provided in the Lease.

       28. Employ any firm, person or persons to move safes, machines or other heavy objects into or out of the Building, without prior approval of Landlord of such persons and the manner in which such items will be moved, which approval shall not be unreasonably withheld or delayed.

       29. Install or use any machines or machinery of any kind whatsoever which may unreasonably disturb any persons outside of the Premises.

       30. Use the water and wash closets or other plumbing fixtures for any purpose other than those for which they were constructed, or allow or permit sweepings, rubbish, rags or other solid substances to be thrown therein.

       31. Install any carpeting or drapes, or paneling, grounds or other decorative wood products considered furniture, which are not treated with fire retardant materials and, in such event, shall submit, to Landlord's reasonable satisfaction, proof or other reasonable certification of the materials' reasonably satisfactory fire retardant characteristics.

II. Tenant shall:

    1. Pay Landlord for any damages, costs or expenses incurred by Landlord with respect to the breach of any of the Rules and Regulations by Tenant, or any of its servants, agents, employees, licensees or invitees, or the misuse by Tenant, or any of the aforesaid, of any fixture or part of the Premises or the Building and shall cause its servants, agents, employees, licensees and invitees to comply with the Rules and Regulations contained in or provided for by this Lease.

       2. Upon the termination of this Lease, turn over to Landlord all keys, either furnished to, or otherwise procured by, Tenant with respect to any locks used by Tenant in the Premises or the Building and, in the event of the loss of such keys, pay to Landlord the cost of procuring same.

       3. Subject to the provisions of Article 34 hereof, refrain from, and immediately upon receipt of notice thereof, discontinue any violation or breach of the Rules and Regulations contained in or provided for by this Lease.

       4. Request Landlord to furnish passes to persons whom Tenant desires to have access to the Premises during times other than Business Hours and be reasonable and liable to Landlord for all persons and acts of such persons for whom Tenant request such passes.

       5. Furnish artificial light and electrical energy (unless Landlord shall furnish electrical energy as a service included in the Rent) at Tenant's expense for the employees of Landlord or Landlord's contractors while doing janitorial or other cleaning services or while making repairs or alterations in the Premises.

       6. Apply at the office of the Building's manager with respect to all matters and requirements of Tenant which require the attention of Landlord, its agents or any of its employees.

       7. Pay Landlord's reasonable charges for the installation and replacement of ceiling tiles removed for Tenant by telephone installers or other in the Premises and public corridors, if any.

       8.  INTENTIONALLY OMITTED.

       9. Pay Landlord's reasonable charges for the hiring or providing of security guards during times when Tenant, or any subtenant of Tenant, is moving into or out of portions of the Premises or when significant quantities of furniture or other materials are being brought into or removed from the Premises.

       10. Comply with such rules and regulations as may be promulgated from time to time with respect to the use of the common areas of the Metrotech Complex as are applicable to all tenants of the Metrotech Complex.

III. Landlord shall:

     1. Have the right to inspect all freight objects or bulky matter (except printed matter) brought into the Building and to exclude from the Building all object and matter which violate any of the Rules and Regulations contained in or provided by this Lease.

     2. Have the right to require any person leaving the Premises with any package, or other object or matter, to submit a pass, listing such package or object or matter, from Tenant.

     3. Have no liability or responsibility for the protection of any of Tenant's property as a result of damage or the unauthorized removal of any such property resulting wholly or in part from Landlord's failure to enforce in any particular instance, or generally, any of Landlord's rights.

     4. Have the right to require all persons entering or leaving the Building, during hours other than Business Hours, to sign a register and may also exclude from the Building, during such hours, all persons who do not present a pass to the Building signed by Landlord.

     5.  Furnish passes to persons for whom Tenant requests same.

     6. Have the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of other occupants of the Building.

     7. Subject to the notice and cure provisions expressly provided in the Lease, have the right to remove any violation of paragraph I items 2, 3, 4, 5, 6 or 7 of these Rules and Regulations without any right of Tenant to claim any liability against Landlord, and have the right to impose a reasonable charge against Tenant for removing any such violation or repairing any damages resulting therefrom.

                                    EXHIBIT R

                                             Primary Corporate, Public
                                             and Academic Tenants

                                             Bear Steams & Company
                                                1 MetroTech Center North
                                             Dibner Library and Center
                                             for Advanced Technology
                                             in Telecommunications
                                                5 MetroTech Center
                                             Internal Revenue Service
                                                10 MetroTech Center
                                             J.P. Morgan Chase
                                                3 & 4 MetroTech Center
                                             KeySpan Energy
                                                1 MetroTech Center
                                             Minority Business
                                             Innovation Center
                                                14 MetroTech Center
          [MAP OF METROTECH CENTER]          New York City Department of
                                             Information Technology &
                                             Telecommunications
                                                11 MetroTech Center
                                             New York City Police
                                             Department Public Safety
                                             Answering Center (E-911)
                                                11 MetroTech Center
                                             New York City Fire
                                             Department Headquarters
                                                9 MetroTech Center North
                                             Polytechnic University, Rogers Hall
                                                6 MetroTech Center
                                             Securities Industry Automation
                                             Corporation (SIAC)
                                                2 MetroTech Center
                                             Verizon
                                                7 & 8 MetroTech Center

                                   EXHIBIT U
                                 BASE BUILDING


                    TENANT'S MINIMUM SECURITY SPECIFICATIONS
                           TO BE PROVIDED BY LANDLORD

A.   Security CCTV
     1.    Digital with enough storage for 90 days of activity
     2.    Cameras located in Elevators, Lobby, Parking Garage, Loading Dock
     3.    EBCBS to be able to monitor all cameras. Monitors at Tenant's expense

B.   Physical Security - 24 hours/7 days
     1.    Dedicated security personnel in Lobby.

                            FIRST AMENDMENT OF LEASE

     This FIRST AMENDMENT OF LEASE made as of this 23rd day of April, 2002 between FOREST CITY MYRTLE ASSOCIATES, LLC ("Landlord") having an office located c/o Forest City Ratner Companies, One MetroTech Center North, Brooklyn, New York 11201 and EMPIRE HEALTHCHOICE, INC. d/b/a EMPIRE BLUE CROSS BLUE SHIELD, a New York not-for-profit corporation ("Tenant") having an office at 11 West 42/nd/ Street, New York, New York 10036 (hereinafter, this "First Amendment").

                              W I T N E S S E T H:

     WHEREAS, Landlord, as landlord, and Tenant, as tenant, entered into a certain Agreement of Lease, dated as of January 17, 2002, (the "Lease") for the lease of certain premises more fully and particularly described in the Lease (the "Premises") on the second through ninth (2/nd/-9/th/) floors of the building known as Nine MetroTech Center South, Borough of Brooklyn, County of Kings, New York;

     WHEREAS, Landlord and Tenant now desire to amend the Lease as hereinafter set forth.

     NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties, and intending to be legally bound hereby, the parties hereto by these presents do covenant and agree as follows:

     1. The following provisions of the Lease are hereby amended as follows:

        (a) Section 7.1(d) of the Lease is hereby deleted and replaced with the following:

               "(d) Tenant has advised Landlord that Tenant presently intends to convert into a for-profit corporation that will be a wholly-owned subsidiary of a publicly traded corporation to be known as "WellChoice" ("Well") promptly upon obtaining all necessary regulatory approvals and the fulfillment of all other requirements and conditions for the closing of such transaction or series of transactions, and, in connection with such transaction or series of transactions, Tenant presently intends to transfer all or substantially all of its assets to Well (such transactions are hereinafter collectively referred to as the "Conversion"), or wholly-owned direct or indirect subsidiaries of Well, and in connection with such transfer of all or substantially all of its assets, to assign this Lease to Well. Accordingly, supplementing Section 7.1(b) and without limiting any other provision of this Article 7, Landlord expressly agrees that Tenant shall have the right, upon prior notice to Landlord, but without the consent of Landlord, to assign this Lease to Well, or a successor corporation or partnership, or an Affiliate of Well or an entity acquiring all or substantially all of the issued and outstanding stock or all or substantially all of the assets of Well (provided, that the acquiring entity, on a consolidated basis with all of its wholly-owned direct or indirect subsidiaries, shall have a tangible net worth immediately following such acquisition at least equal to the tangible net worth of Well immediately prior to such acquisition), and to have Well assume all the obligations under this Lease, which assignment and assumption are intended to be incident to the Conversion; provided, however, that (i) Well shall provide Landlord and/or any

     Mortgagee with a debt credit rating (or shadow rating) report by Standard and Poors and/or Moody's with respect to Well and its direct and indirect wholly-owned subsidiaries (A) promptly following the request of any Mortgagee made after the effective date of any such assignment and assumption, and (B) thereafter from time to time promptly following the reasonable request by Landlord or the request any Mortgagee, and (ii) the other conditions set forth in Section 7.1(b) are satisfied. In the event that Well shall not, at the time of any such request, be able to provide a debt credit rating by Standard and Poors and/or Moody's, Well shall promptly make all necessary arrangements to obtain a shadow rating with the foregoing rating agencies, and shall cooperate with such agencies and provide all information regarding the businesses and affairs of Well and its direct and indirect wholly-owned subsidiaries as such agencies shall customarily require in order to obtain such shadow rating, it being acknowledged and agreed by Tenant and Well that the obligation to provide any such debt credit rating (or shadow rating) report shall be a material obligation under this Lease. Within ten (10) Business Days after the closing of the Conversion, Tenant shall deliver to Landlord a fully executed counterpart original of an assignment and assumption agreement effectuating, pursuant to the Conversion, the assignment of this Lease from Tenant to Well and the assumption by Well of all of the obligations of Tenant under this Lease, which assignment and assumption shall be effective upon the closing of the Conversion."

          (b) Section 7.13 of the Lease is hereby deleted and replaced with the following:

          "(a) If (1) there shall be an assignment of this Lease by Tenant to any entity other than Well having a Minimum Credit Rating (as hereinafter defined) both on the date of Tenant's Notice (if applicable) and on the effective date of the assignment and assumption, and an assumption by such entity of all the obligations of Tenant under this Lease, in each case in accordance with the terms of this Article 7, and provided Tenant shall not be in default of any of its monetary and material non-monetary obligations hereunder either on the date of Tenant's Notice (if applicable) or on the effective date of the assignment and assumption, and (2) such assignee shall have a Minimum Credit Rating, then Tenant (i.e., the assignor) shall be released from any and all liability hereunder (except with respect to obligations that expressly survive the Expiration Date, and except for the obligation to provide and maintain in full force and effect the Letter of Credit (or a replacement thereof) as required pursuant to Article 43 of this Lease) accruing from and after the later to occur of (i) the effective date of such assignment and assumption and (ii) the date on which Tenant shall establish to Landlord's reasonable satisfaction and Mortgagee's satisfaction that such assignee has the Minimum Credit Rating. The term "Minimum Credit Rating" shall mean in connection with any assignment or subletting permitted under this Article 7, that the assignee or subtenant, as applicable, has a debt credit rating by Standard and Poors and/or Moody's equal to or greater than "BBB+" and/or "Baal", respectively.

          (b) If (1) there shall be an assignment of this Lease by Tenant to Well, and an assumption by Well of all obligations of Tenant under this Lease, in each case in accordance with the terms of Section 7.1(d) of this Lease, including, without limitation, an assumption by Well of all obligations of Tenant that accrued prior to the Asset Transfer Date and the obligation to provide and maintain in full force and effect the Letter of Credit (or a replacement thereof) as required pursuant to Article 43 of this Lease, and (2) Tenant shall not be in default of any of its monetary or material non-monetary obligations hereunder either on (A) the date of Tenant's Notice (if applicable), (B) the effective date of the assignment and assumption, or (C) the Asset Transfer Date (as hereinafter defined), and (3) on or prior to the Asset Transfer Date, Tenant or Well shall provide Landlord and Mortgagee with a written certification of a Certified Public Accountant (as hereinafter defined) certifying, to Landlord's reasonable satisfaction and Mortgagee's satisfaction, that all or substantially all of the assets of Tenant (i.e., the assignor) have been transferred to Well and/or its direct and indirect wholly-owned subsidiaries, then Tenant (i.e., the assignor) shall be released from any and all liability hereunder accruing from and after the Asset Transfer Date. The term "Certified Public Accountant" shall mean an independent, nationally-recognized certified public accountant reasonably satisfactory to Landlord and satisfactory to Mortgagee, and the term "Asset Transfer Date" shall mean the date on which all or substantially all of the assets of Tenant (i.e., the assignor) have been transferred to Well and/or its direct and indirect wholly-owned subsidiaries. At any time that there has been an assignment of this Lease by Tenant to Well and until all of the conditions of 1, 2 and 3 above have been satisfied and the Asset Transfer Date has occurred, both Tenant and Well shall be jointly and severally liable for all of Tenant's payment and performance obligations under this Lease."

     2. The definition of the term "Guarantor" in Section 12.1 is hereby deleted.

     3. The parties confirm that Landlord commenced of construction of the Building on or about November 15, 2001 and has diligently prosecuted construction of the Building through the date hereof.

     4. Tenant has timely given an Early Expansion Notice pursuant to Section 40.1(a) of the Lease, and the Early Expansion Space consists of the entire 10/th/ and 11/th/ floors of the Building. Tenant has not given a Reduction Notice pursuant to Section 40.1(b) of the Lease, and Tenant's right to give a Reduction Notice has expired or been irrevocably waived.

     5. The sum of "Eleven Million Two Hundred Seventy-Seven Thousand Nine Hundred and Eighty and 00/100 Dollars ($11,277,980)" in Section 16.20(b)(i)(A) of the Lease is hereby deleted and replaced with the sum of "Thirteen Million Seven Hundred Thirty-Seven Thousand Nine Hundred and Ninety and 00/100 Dollars ($13,737,990)". The sum of "One Million Two Hundred Fifty-Nine Thousand Four Hundred and Thirty-Five and 00/100 Dollars ($1,259,435)" in Section 16.20(b)(i)(B) of the Lease is hereby deleted and replaced with the sum of "One Million Five Hundred Two Thousand Three Hundred Nineteen and 00/100 Dollars ($1,502,319)". The parenthetical expression "as each of (A) and (B) may be adjusted pursuant to Section 40.1(b)(iv))" in Section 16.20(b)(i) is hereby deleted.

     6. Section 1.3(a)(iv)(C) is hereby amended to delete the words "actual portion of" and "drawn down" in the first and second lines of such clause (C), it being agreed by Landlord and Tenant that if the entire Rentalized Amount shall not be drawn down by Tenant in accordance with Sections 16.20(d) and (e) of the Lease as of the Rent Commencement Date, Landlord shall deposit the balance of the Rentalized Amount remaining to be disbursed to Tenant into an interest-bearing escrow account maintained with the Institutional Lender making its construction loan, and Tenant shall (1) continue to have the right to draw down the balance of the Rentalized Amount remaining to be disbursed pursuant to Sections 16.20(d) and (e) of the Lease, together with any interest accruing on the sums held from time-to-time in such escrow account, in accordance with such Sections, and (2) Tenant shall make payments of interest to Landlord required under Section 1.3(a)(iv) on the entire Rentalized Amount.

     7. Section 43.2 of the Lease is hereby modified by adding the following at the end thereof:

          Furthermore, Landlord shall have the right at any time and from time-to-time to transfer any interest Landlord may have in the Letter of Credit to Landlord's then Institutional Lender, which shall thereafter have the rights of Landlord under the Letter of Credit to draw down the full amount of the Letter of Credit pursuant to the terms of this Section 43.2 and apply the proceeds thereof to the repayment of any loan made by such Institutional Lender to Landlord on account of the Rentalized Amount. For the avoidance of doubt, Landlord and Tenant agree that the rights of Landlord or Landlord's Institutional Lender to draw down the full amount of the Letter of Credit and apply the proceeds thereof to the repayment of any loan made by such Institutional Lender to Landlord on account of the Rentalized Amount shall not be limited or impaired in any way as a result of (a) any bankruptcy filing or proceeding by or against Tenant, (b) any limit or cap on Landlord's claim against Tenant in any such bankruptcy filing or proceeding or (c) any rejection of this Lease in a bankruptcy of Tenant.

     8. The Lease, as amended by this First Amendment, sets forth the entire understanding and agreement of Landlord and Tenant with respect to the Premises and the transactions set forth therein and herein, and any and all prior understandings or agreements, oral or written, between Landlord and Tenant are merged herein. Neither the Lease nor this First Amendment may be changed orally, but only by an agreement in writing signed by Landlord and Tenant.

     9. The covenants, conditions, provisions and agreements contained in this First Amendment shall bind and inure to the benefit of the parties hereto and their respective legal representatives, successors and, except as otherwise provided in the Lease, their respective permitted assigns.

     10. Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Lease.

     11. This First Amendment may be executed by the undersigned on any number of separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     12. Except as specifically amended by this First Amendment, all terms and conditions of the Lease shall remain in full force and effect. The Lease, as amended by this First Amendment, is hereby ratified and confirmed by Landlord and Tenant for all purposes and in all respects.

     13. (a) Tenant has requested and Landlord has agreed, subject to the provisions of this Paragraph 13, (i) to enter into a Change Order modifying Paragraph C.1. of Exhibit J to the Lease by, among other things, providing, as part of the Base Building Work, two (2) rather than one (1) DX variable air volume unit(s) (the "DX unit(s)") for each floor of the Premises (the "DX Change Order"), (ii) that all DX units in the Premises shall be connected to Tenant's exclusive electric risers and two of such DX units on an office floor of the Premises selected by Landlord and in a location reasonably agreed upon by Landlord and Tenant shall be sub-metered

(collectively, the "Sub-Metered DX Units") so as to measure Tenant's consumption of electricity on a rentable square footage basis in that portion of the Premises served by such Sub-Metered DX Units during Business Hours during the Base Operating Expense Year, (iii) that Tenant shall pay for the electricity used to operate all DX units in the Premises during Business Hours directly to the public utility company, and (iv) that there shall be an annual credit to Tenant's Operating Expense Payment equal to the Base Year DX Unit Business Hours Electric Cost as more fully set forth in sub-paragraph (d) below.

          (b) The scope of work for the DX Change Order is set forth in the correspondence attached hereto as Exhibit A and in Landlord's construction bulletin 8 which Tenant is currently reviewing in accordance with the applicable provisions of the Lease. Notwithstanding anything to the contrary in Section 16.5(a) of the Lease: (i) Landlord has provided Tenant with a proposal including Landlord's estimate of the costs to be incurred by Tenant if Landlord performs the DX Change Order; (ii) Tenant has tentatively accepted Landlord's proposal, subject only to Landlord furnishing reasonably detailed back-up for Landlord's cost estimate (the "DX Change Order Back-Up") to Tenant for Tenant's approval;
(iii) Landlord shall furnish the DX Change Order Back-Up to Tenant as soon as reasonably practicable after the execution and delivery of this First Amendment by Landlord and Tenant; (iv) Tenant's approval of the DX Change Order Back-Up shall constitute final acceptance of Landlord's proposal by Tenant; (v) in order to minimize Tenant Delay in connection with incorporating the DX Change Order into the Base Building Work, Landlord shall commence work on the DX Change Order prior to Tenant's approval of the DX Change Order Back-Up; and (vi) within five
(5) Business Days after Tenant's receipt of the DX Change Order Back-Up, Tenant shall either approve the DX Change Order Back-Up or withdraw its request for the DX Change Order (Tenant's failure to approve the DX Change Order Back-Up within such five (5) Business Day period shall constitute Tenant's election to withdraw its request for the DX Change Order); provided, however, that in the event that Tenant in good faith believes Landlord has made an arithmetic miscalculation in the cost estimate contained in the DX Change Order Back-Up, then the DX Change Order shall be deemed approved and the parties shall mutually and reasonably agree to correct such arithmetic miscalculation.

          (c) Landlord acknowledges that as a consequence of the DX Change Order, the electricity used by Tenant to operate all DX units in the Premises during Business Hours shall be paid for by Tenant directly to the public utility company, all in accordance with Article 4 of the Lease. Accordingly, if Tenant approves the DX Change Order Back-Up and thereby accepts Landlord's proposal for the DX Change Order, then upon such approval and acceptance Section 3.2(a)(iv) of the Lease shall be deemed amended to delete the words "so-called `DX Units' (or similar apparatus) within tenantable portions of the Building during Business Hours" from the definition of "Building Operating Expenses", and deleting from exclusion (3) of such definition the words "other than electricity for the operation of so-called `DX Units' (or similar apparatus) within tenantable portions of the Building during Business Hours".

          (d) As part of the DX Change Order, Landlord shall install sub-meters or other devices as shall be necessary in order to measure the electricity used by Tenant to operate the Sub-Metered DX Units in the Premises during Business Hours during the Base Operating Expense Year (the "DX Sub-Meter"). If Tenant approves the DX Change Order Back-Up and thereby accepts Landlord's proposal for the DX Change Order, then (1) Landlord agrees to cause Quad Logic or any other reputable submeter company selected by Landlord (the "Sub-Meter Reader"), to monitor the DX Sub-Meter so as to measure the electricity used by Tenant to operate the Sub-Metered DX Units during Business Hours during the Base Operating Expense

Year, and Landlord shall furnish Tenant, as part of the first Operating Expense Statement issued by Landlord pursuant to Section 3.2(c) of the Lease, with a reasonably detailed analysis of the cost per rentable square foot of the Premises (excluding for these purposes, the rentable square footage of Tenant's data center in the Premises and any other portion of the Premises served by supplemental (i.e. not general office use) DX units) which would have been incurred by Landlord to the public utility company in order to furnish the electricity used by Tenant to operate all DX units in the Premises (excluding for these purposes, the rentable square footage of Tenant's data center in the Premises and any other portion of the Premises served by supplemental (i.e. not general office use) DX units) during Business Hours during the Base Operating Expense Year (the "Base Year DX Unit Business Hours Electric Cost"), which calculation shall be based upon the product of (A) the cost per rentable square foot which would have been incurred by Landlord to the public utility company in order to furnish the electricity used by Tenant to operate the Sub-Metered DX Units during Business Hours during the Base Operating Expense Year, multiplied by (B) the rentable square footage of the Premises (including for this purpose, the rentable square footage of Tenant's data center in the Premises and any other portion of the Premises served by supplemental (i.e. not general office use) DX units) during the Base Operating Expense Year; (2) Tenant shall have the right to (A) dispute the Base Year DX Unit Business Hours Electric Cost in accordance with Section 3.3(a) of the Lease, (B) dispute the readings made by the Sub-Meter Reader with respect to the DX Sub-Meter and (C) check the DX Sub-Meter from time to time during the Base Operating Expense Year to confirm the Sub-Meter Reader's readings thereof; and (3) Landlord and Tenant agree that during the Term there shall be an annual credit to Tenant's Operating Expense Payment equal to the Base Year DX Unit Business Hours Electric Cost, which credit shall be given in twelve (12) equal monthly installments equal to one-twelfth (1/12/th/) of the Base Year DX Unit Business Hours Electric Cost.

          (e) If Tenant disapproves the DX Change Order Back-Up or Tenant's request for the DX Change Order is deemed withdrawn, then (i) Landlord shall install the DX units referred to in the existing Paragraph C.1. of Exhibit J to the Lease instead of the DX Units referred to in the DX Change Order, (ii) Tenant shall reimburse Landlord, within thirty (30) days after receipt of Landlord's invoice therefor, for all reasonably documented costs incurred by Landlord in connection with stopping work on the DX Change Order and reinstating the work set forth in the existing Paragraph C.1. of Exhibit J to the Lease,
(iii) all delays incurred by Landlord in commencing or completing the Initial Base Building Work or in commencing or completing any item(s) of the Post Delivery Base Building Work and arising from stopping work on the DX Change Order and reinstating the work set forth in the existing Paragraph C.1. of Exhibit J to the Lease shall be deemed Tenant Delays, (iv) notwithstanding anything to the contrary in Section 16.7(a) of the Lease, no further notice to Tenant of the circumstances giving rise to such Tenant Delays shall be required, but Landlord shall provide a reasonably detailed initial estimate of the extent of the time delay and the increase in Landlord's costs within thirty (30) days after Tenant's withdrawal or deemed withdrawal of the DX Change Order as set forth above, and thereafter Landlord shall advise Tenant of any additional time delay or increased costs promptly after Landlord has actual knowledge of same,
(v) Landlord shall be entitled to all rights and remedies available to Landlord under the Lease with respect to such Tenant Delays, (vi) any costs to be reimbursed by Tenant pursuant to subsection (ii) of this subparagraph (e) shall be disregarded for purposes of the Five Million Dollar ($5,000,000) limitation set forth in the last sentence of Section 16.7(b) of the Lease; and (vii) the provisions of subparagraphs (c) and (d) of this Paragraph 13 shall be of no further force and effect.

     IN WITNESS WHEREOF, the parties hereto have respectively executed this First Amendment as of the day and year first above written.

                           Landlord:         FOREST CITY MYRTLE ASSOCIATES, LLC
                                             By: RRG Myrtle, LLC, Member

                                                  By:   /s/ David L. Berliner
                                                     ---------------------------
                                                     Name: DAVID L. BERLINER
                                                     Title:  SR. VICE PRESIDENT


                           Tenant: EMPIRE HEALTHCHOICE, INC. d/b/a EMPIRE BLUE CROSS BLUE SHIELD

                                             By:________________________________
                                                Name:
                                                Title:

     IN WITNESS WHEREOF, the parties hereto have respectively executed this First Amendment as of the day and year first above written.

                            Landlord:      FOREST CITY MYRTLE ASSOCIATES, LLC
                                           By: RRG Myrtle, LLC, Member

                                               By:______________________________
                                                  Name:
                                                  Title:



                            Tenant: EMPIRE HEALTHCHOICE, INC. d/b/a EMPIRE BLUE CROSS BLUE SHIELD

                                           By:     /s/ Michael A. Stocker
                                              ----------------------------------
                                              Name: Michael A. Stocker, MD
                                              Title: CEO

                                   EXHIBIT A

                               FOREST CITY MYRTLE
                                 ASSOCIATES LLC


April 12th, 2002

Ms. Barbara Calamusa
Linea Architects
220 East 23/rd/ Street
5/th/ Floor
New York, NY 10010

                     RE: Lease between "Empire HealthChoice, Inc. d/b/a Blue Cross Blue Shield and Forest City Myrtle Associates, LLC."

Dear Barbara,

Attached is the Landlord's TAW #1 for the splitting of the HVAC units in the amount of $409,089.46. Also attached is Landlord's TAW #2 in the amount of 642,834.00 for the N+1 upgrade for the mechanical systems portion only. Please have the appropriate person execute the attached and process for payment. Upon receipt back to Forest City, we will execute and provide Empire with a fully executed copy.

Should you have any further questions please call me at 718-923-8460.

                                                Sincerely,

                                                /s/ Matthew Flocks
                                                ----------------------------
                                                Matthew Flocks


cc: w/ attachment
       Robert Sanna
       Jim Stuckey
       Joseph Rechichi
       Robert Rediker
       Joe Rechichi
       Ken Browne
       Sadie Mitnick
       Marc Rauch, Esq.
       Alan Lascher, Esq.
       EHC, Inc., General Counsel
       Alex Riveira
       David Ford
       Karen Zientek





1 MetroTech Center North Brooklyn NY 11201 (718) 923-8400 Fax: (718) 722-3533

================================================================================
Forest City Myrtle Associates, LLC                        TENANT ADDITIONAL WORK
1 Metro Tech Center North                                              No. 00001
3rd Floor                       Phone: 718-932-8460
Brooklyn, NY 11201                Fax: 718-932-8760
--------------------------------------------------------------------------------
TITLE:    Splitting of the HVAC Units                     DATE: 4/11/2002

PROJECT:  9 MetroTech South                               JOB: 1381

TO:       Empire Blue Cross Blue Shield                   CONTRACT NO: 1381-00
          11 West 42nd Street
          New York, NY 10036

ATTN:     John Donovan

    RE:              To:              From:                  Number:

DESCRIPTION OF CHANGE
This Tenant Additional Work (TAW) is for the splitting of the HVAC units. The cost is as follows:

$374,830.00 - ASM Mechanical
$ 26,238.10 - General Conditions 7%
$  8,021.36 - Fee 2%
--------------------
$409,089.46



                                                                    Unit Cost:                $0.00
                                                                     Unit Tax:                $0.00
                                                                     Lump Sum:          $409,089.46
                                                                     Lump Tax:                $0.00
                                                                                       ------------
                                                                        Total:          $409,089.46
---------------------------------------------------------------------------------------------------
The Original contract Sum was ........................................................        $0.00
Net Change by Previously Authorized Requests and Changes .............................        $0.00
The Contract Sum Prior to This Tenant Additional Work was ............................        $0.00
The Contract Sum Will be Increased ...................................................  $409,098.46
The New Contract Sum Including This Tenant Additional Work ...........................  $409,089.46
The Contract Time Will Not be Changed ................................................
The Date of Substantial Completion as of this Tenant Additional Work Therefore is ....
---------------------------------------------------------------------------------------------------

ACCEPTED:
Empire Blue Cross Blue Shield      Forest City Myrtle Associates, LLC      FCR Construction Services, LLC

By:__________________________      By:_______________________________      By:___________________________
        John Donovan                           Matt Flocks                             Joseph Rechichi

Date:________________________      Date:_____________________________      Date:_________________________

--------------------------------------------------------------------------------
Forest City Myrtle Associates, LLC                        TENANT ADDITIONAL WORK
1 Metro Tech Center North                                              No. 00001
3rd Floor                          Phone: 718-923-8460
Brooklyn, NY 11201                   Fax: 718-923-8760
--------------------------------------------------------------------------------
TITLE:     Splitting of the HVAC Units               DATE: 4/ll/2002

PROJECT:   9 MetroTech South                         JOB: 1381

TO:        Empire Blue Cross Blue Shield             CONTRACT NO: 1381-00
           11 West 42nd Street
           New York, NY 10036

ATTN:      John Donovan

     RE:              To:              From:                  Number:

DISTRIBUTION OF CHANGE
                                          Total to Distribute:       $409,089.46
             999999-C-74J  Tenant Recoverables - Empire Blue         $409,089.46
                                                                    ------------
                                            Total Distributed:       $409,089.46

                               Forest City Myrtle
                                 ASSOCIATES LLC

March 26, 2002

Ms. Barbara Calamusa
Linea Architects
220 East 23/rd/ Street
5/th/ Floor
New York, NY 10010

                                RE: Lease between "Empire HealthChoice, Inc.
                                d/b/a Blue Cross Blue Shield and Forest City
                                Myrtle Associates, LLC."

Dear Barbara,

Please find attached the additional back-up for the splitting of the HVAC-units as requested at last weeks job meeting. In addition, ASM Mechanical Systems contacted AMA to clarify any questions I believe they had as it related to this change.

Should you have any questions please call me at 718-923-8460.

                                                Sincerely,

                                                /s/ Matthew Flocks
                                                --------------------------
                                                Matthew Flocks

 cc: w/o attachment
          Robert Sanna
          Jim Stuckey
          Joseph Rechichi
          Robert Rediker
          Alex Riveira
          David Ford
          Karen Zientek

                             ASM Mechanical Systems
                              255 Randolph Street
                            Brooklyn, New York 11237
          (718) 821-1166                             Fax (718) 417-7065

         To:   Forest City Ratner                Date:    3/20/02
               One Metrotech Center
               Brooklyn, New York                Doc No.: PCO-1
                                                 Project: 9 Metrotech Center
         Attn:     Joe Rechichi                             22-020me
         Subject: Low Rise Core Plan Changes

                             Proposed Change Order
--------------------------------------------------------------------------------

As per your request, below is the itemized breakdown for PCO-1 "Low Rise Core Plan Changes".

Drafting:                                                            $  1,200.00

Low Rise 2 thru 5
-----------------
Furnish and install duct, $1,200.00/per floor (4 floors)             $  4,800.00
Furnish and install auto damper, $2,000.00/per floor (4 floors)      $  8,000.00
Wiring and controls $800.00/per floor (4 floors)                     $  3,200.00

Floor 6 thru 11
---------------
Equipment, $19,250.00/per floor (6 floors)                           $115,500.00
Set and assemble (6) units, $3,800.00/per floor (6 floors)           $ 22,800.00
Piping, valves & gauges, $9,500.00/per (6 floors)                    $ 57,000.00
Insulation, $1,200.00/per floor (6 floors)                           $  7,200.00
Furnish and install duct and lining, $14,000.00/per floor (6 floors) $ 84,000.00
Controls, $3,000.00/per floor (6 Floors)                             $ 18,000.00
Balancing, $600.00/per floor (6 Floors)                              $  3,600.00
                                                                     -----------

                                                      Subtotal       $325,300.00
                                                      10% Overhead   $ 32,530.00
                                                                     -----------
                                                      Subtotal       $357,830.00
                                                      5% Profit      $ 17,000.00
                                                                     -----------
                                                      TOTAL          $374,830.00

 Should you have any questions, please contact the undersigned.





Very truly yours,

/s/ Richard Minieri
-----------------------
Richard Minieri
President

                             ASM Mechanical Systems
                              255 Randolph Street
                           Brooklyn, New York 11237
              (718) 821-1166                      Fax (718) 417-7065

    To:  Forest City Ratner                       Date:    3/14/02
         One Metrotech Center
         Brooklyn, New York                       Doc No.: PCO-1
                                                  Project: 9 Metrotech Center
    Attn:    Joe Rechichi                                  22-020me
    Subject: Low Rise Core Plan Changes

                             Proposed Change Order

Additional charges to furnish and install the following work as shown on sketches "low rise core plan 2 thru 5, add 6/th/ thru 11/th/ floor", as per fax dated 3/7/02. (sketches enclosed)

Breakdown:
----------

Drafting =                         $  1,200.00
New duct and lining =              $114,400.00
Piping and insulation =            $127,000.00
Controls =                         $ 16,000.00
New equipment =                    $115,400.00

Total cost of proposed change to contract............................$374,000.00
Change to contract completion date...................................     0 days

Originated by ASM Mechanical Systems   Acknowledged by Forest City Ratner

Signed: /s/ Richard Minieri            Signed:
       ----------------------------
    By: Richard Minieri, President
  Date: 3/14/02                               __________________________________
                                                       (print name here)

                                       Date:  __________________________________

                                   [PLAN]

NOTE (WITH 2 UNITS PER FLOOR)
-----------------------------
1. EACH UNIT SHALL BE NOMINAL 55-60 TON.
                              ----------
2. MER ROOM TO BE ENLARGED.
   --------------------------------

                               6TH THRU 11TH FL.
                               -----------------

                                   [PLAN]

NOTE:
-----

1. ALD NORMALLY CLOSED. IF ALD OPEN, SM ON RETURN ON STAND-BY UNIT IS CLOSED.

                               LOW RISE CORE PLAN
                               ------------------

                                2ND THRU 5TH FL.
                                ----------------

================================================================================
Forest City Myrtle Associates, LLC                        TENANT ADDITIONAL WORK
1 Metro Tech Center North                                               No.00002
3rd Floor                      Phone: 718-923-8460
Brooklyn, NY 11201               Fax: 718-923-8760
--------------------------------------------------------------------------------

TITLE:   N + 1 Upgrade                                    DATE: 4/11/2002

PROJECT: 9 MetroTech South                                JOB: 1381

TO:      Empire Blue Cross Blue Shield                    CONTRACT NO: 1381-00
         11 West 42nd Street
         New York, NY 10036

ATTN:    John Donovan

      RE:                To:                 From:                Number:

DESCRIPTION OF CHANGE

This Tenant Additional Work (TAW) is for the N + 1 upgrade. The cost is as follows:

$589,000.00 - ASM Mechanical
$ 41,230.00 - General Conditions 7%
$ 12,604.60 - Fee 2%
-------------------
$642,834.60



                                                                     Unit Cost:              $0.00
                                                                      Unit Tax:              $0.00
                                                                      Lump Sum:        $642,834.60
                                                                      Lump Tax:              $0.00
                                                                                    --------------
                                                                         Total:        $642,834.60
--------------------------------------------------------------------------------------------------
The Original Contract Sum was ........................................................       $0.00
Net Change by Previously Authorized Requests and Changes .............................       $0.00
The Contract Sum Prior to This Tenant Additional Work was ............................       $0.00
The Contract Sum Will be Increased ................................................... $642,834.60
The New Contract Sum Including This Tenant Additional Work ........................... $642,834.60
The Contract Time Will Not Be Changed ................................................
The Date of Substantial Completion as of this Tenant Additional Work Therefore is ....
--------------------------------------------------------------------------------------------------

ACCEPTED:

Empire Blue Cross Blue Shield       Forest City Mytrle Association, LLC     FCR Construction Services, LL

By: ___________________________     By: _______________________________     By: ____________________________
          John Donovan                           Matt Flocks                          Joseph Rechichi

Date: _________________________     Date: _____________________________     Date: __________________________

================================================================================
Forest City Myrtle Associates, LLC                        TENANT ADDITIONAL WORK
1 Metro Tech Center North                                              No. 00002
3rd Floor                        Phone: 718-923-8460
Brooklyn, NY 11201                 Fax: 718-923-8760
--------------------------------------------------------------------------------

TITLE:   N + 1 Upgrade                                    DATE: 4/11/2002

PROJECT: 9 MetroTech South                                JOB: 1381

TO:      Empire Blue Cross Blue Shield                    CONTRACT NO: 1381-00
         11 West 42nd Street
         New York, NY 10036


ATTN:    John Donovan

     RE:               To:                From:                Number:

DISTRIBUTION OF CHANGE
                                        Total to Distribute:         $642,834.60

           999999-C-74J  Tenant Recoverables - Empire Blue           $642.834.60
                                                             -------------------
                                          Total Distributed:         $642,834.60

                             ASM Mechanical Systems
                              255 Randolph Street
                            Brooklyn, New York 11237
                (718) 821-1166              Fax (718) 417-7065


                                                Date:     3/8/02
To:      Forest City Ratner
         One Metrotech Center
         Brooklyn, New York                     Doc No.:  Let-1
                                                Project:  9 Metrotech Center
Attn:    Gene DelBene                                     22-020me
Subject: Add Alternate 404



Dear Mr. DelBene,

Tenant HVAC enhancement for floors 2 through 10 above base building requirements to support tenant's critical technology areas and disaster recovery floor with the following minimum criteria to include:

CW Plant
Increase by 200T plus 200T of spare capacity

Equipment (Primary & secondary pumping equipment) Towers, pumps, plate & frame exchangers and all associated accessories and components (ie: vibration isolation, thermometers & gauges, starters, speed drives etc.)

Equipment                                    Add   $70,600.00
Piping                                       Add   $247,000.00
Insulation                                   Add   $35,000.00
Controls                                     Add   $140,000.00

Fuel Oil Pumping System
Additional 100KU generator plant fuel oil system, fuel oil pumping and storage equipment

Fuel Oil Pumping System                      Add   $15,400.00
Fuel Oil Piping                              Add   $81,000.00

TOTAL                                        Add   $589,000.00



Approximate - 400 tons @ $1,472.50/ton

Sincerely,
ASM Mechanical Systems


/s/ Richard Minieri
--------------------
Richard Minieri
President

                               Forest City Myrtle
                                 ASSOCIATES LLC




January 14, 2002


Ms. Barbara Calamusa
Linea Architects
220 East 23/rd/ Street
5/th/ Floor
New York, NY 10010

                              RE: Lease between "Empire HealthChoice, Inc. d/b/a Blue Cross Blue Shield and Forest City Myrtle Associates, LLC."
Dear Barbara,

     Attached is the Landlords notification for the costs of the N+1 upgrade. This is in accordance with section 16.5 (a) (iii) of the above referenced Lease. As you will see from the attached, the estimated cost for the upgrades is $2,305,833.00. This cost does not include the owners and or owner's constructions manager's general conditions and fee.

     The 1/11/03 documents have been released and a better-defined scope and price for this work will be available in approximately 3 weeks. We will provide those numbers to you upon receipt of same.

     Should you have any questions please call me at 718-923-8460.

                                        Sincerely,

                                        /s/  Matthew Flocks
                                        --------------------------
                                        Matthew Flocks
                                        Project Manager


cc: w/o attachment
        James Stuckey
        Robert Sanna
        Joseph Rechichi
        Robert Rediker
        Sadie Mitnick
        Marc Rauch, Esq.
        Alan Lascher, Esq.
        EHC, Inc., General Counsel
        Alex Riveira
        David Ford
        Karen Zientek

                     [LETTERHEAD OF ASM MECHANICAL SYSTEMS]



                                                  January 10, 2002


Forest City Ratner
One Metrotech Center
Brooklyn, New York
Attn: Mr. Joe Rickicki

RE:    9 Metrotech Center

Dear Mr. Rickicki,

We are pleased to submit our price for the HVAC work at the above referenced location. All work will be in accordance with mechanical drawings M-001 -- M-503 dated 12/03/01 as prepared by Cosentini Associates.

Our price for this work is: $12,240,000.00

Our breakout pricing for Tenant Work is as follows:

1.    Fuel Oil Pumping System Add 800 Gls.          $   115,000.00

2.    Additional 400 tons Cond. Water plant         $   440,000.00
      (NOT INCLUDING DX UNITS)

3.    Controls (100 pts.)                           $   138,000.00


Excluded from our price:

   -   Specifications for H.V.A.C work and ATC work
   -   Power Wiring; Fire Alarm and life safety work
   -   Seismic requirement (Life Safety only)
   -   Any tenant distribution work
   -   Concrete pads, inertia concrete
   -   Slabs or roof penetrations
   -   Hoisting charges
   -   Tower crane -- Pick for equipment, pipe and duct
   -   Rubbish Removal
   -   Temporary heat, A/C, ventilation etc.
   -   Painting and stenciling

                     [LETTERHEAD OF ASM MECHANICAL SYSTEMS]


Re:   9 Metrotech Center
      Continued -- Exclusions



  -   Fire Smoke and smoke dampers as shown only
  -   Structural steel work
  -   Cooling towers service platforms, stairs, railing etc.
  -   Fire rated enclosures

If you should have any questions, or wish to discuss this further, please feel free to call me at any time.



                                        Sincerely,


                                        /s/ Richard Minieri
                                        -------------------
                                        Richard Minieri
                                        President




RM:arm

[GRAPHIC]                 Fred Geller Electrical, Inc.
                      Electrical Contractors and Engineers
                 36-26 31st Street Long Island City, N.Y. 11106
                     Tel. (718) 729-2944 Fax (718) 729-3514

January 14, 2002
Forest City Ratner Companies
One Metro Tech Center North
Brooklyn, NY 11210

Attention: Mr. Joseph Rechichi

Reference: 9 MetroTech Center South
           EBCBS-Electrical Enhancements
           FGE Estimate #2878-02

Gentlemen:

We are pleased to issue our proposal to provide for electrical work associated with the EBCBS-Electrical Enhancements in accordance with the following documents prepared by Cosentini Associates:

      .   Drawings E-302, E-306 and E-401 all dated 12/12/01
      . Cosentini Electrical Enhancement items 1 thru 7, 2-pages (undated received by FCR on 12/18/02)

Proposal Breakdown
------------------

1.    Provide additional 1200A service switch at MS-A            $17,900.00

2.    Provide additional 2000A service switch at MS-B            $21,700.00

3.    Provide 800A distribution panel DP-HBCBS-A                 $13,600.00

4.    Provide 1600A distribution panel DP-HBCBS-B                $21,200.00

5.    Feeders for: AC Critical Power:
           a) Normal AC Critical Power
                DP-HBCBS-A to 2/nd/ floor west                   $50,200.00
                DP-HBCBS-B to 2/nd/ floor east                   $36,100.00
           b) Emergency AC Critical Power:
                Paralleling Switchboard 9/th/ floor west         $46,700.00
                Paralleling Switchboard 9/th/ floor east         $33,800.00

Fred Geller Electrical, Inc.
        January 14, 2002
        Page 2
        Reference: 9 MetroTech Center South
                   EBCBS- Electrical Enhancements
                   FGE Estimate #2878-02

        Proposal Breakdown - continued

        6. Feeders for: Technical Power:
              a)   Normal Tech Power
                     DP-HBCBS-A to 2/nd/ floor west                             $   50,200.00
                     DP-HBCBS-B to 2/nd/ floor east                             $   36,100.00
              b)   Emergency Tech Power:
                     Paralleling Switchboard to 9/th/ floor west                $   46,700.00
                     Paralleling Switchboard to 9/th/ floor east                $   33,800.00

        7. Normal Non-Critical Supplemental AC Power                            $   31,800.00
              DP-HBCBS-B to 2/nd/ floor East

        8. Emergency Plant:
           Total value of Emergency Plant consisting of:
                     (3) 1500KW - in door generators
                     (1) Paralleling switchboard
                     (1) 800A AT'S (serving Dp-HER)
                         Start Up
                         Load Bank testing
                         Commissioning
           Total Value = $ 2,210,000.00
           Total KW/AMPS = 4500 KW/5421 AMPS
           Cost per KW = $491.00 per KW/ $408.00 per AMP
           Conclusion:
                     EBCBS's total fused amps at the paralleling
                     switchboard is equal to 2600AMPS or 2163 KW @
                     $491.00 per KW                                             $1,062,033.00

        9. Tele Communications Conduit
            (6) 4" Foundation sleeves at (2)POE                                 $    3,000.00
            (2) 4" Conduits 2/nd/ floor east & west tele closet                 $   65,000.00
            (1) 4" conduit from upper mech PH to 9/th/ floor east and
                west telephone closets                                          $   43,000.00

                                Total Items 1 thru 9                            $1,612,833.00

Fred Geller Electrical, Inc.

        January 14, 2002
        Page 3
        Reference: 9 MetroTech Center South
                   EBCBS- Electrical Enhancements
                   FGE Estimate #2878-02

       We thank you for the opportunity to be of service to you. Should you require additional information, please contact the undersigned.

       Very truly yours,


       FRED GELLER ELECTRICAL, INC.

       /s/ Vincent J. Giliberto
       Vincent J. Giliberto
       Executive VP

       cc:  S. Sage

                                    COSENTINI
                                    ---------

                                     9 SOUTH
              EMPIRE BASE BUILDING MEP ENHANCEMENTS WITHOUT FEES

                                                            Cosentini Associates
                                                            Consulting Engineers
     HVAC
     ----

     1. 200 tons of additional condenser water plus 200 tons of spare capacity shall be provided as part of combined condenser water system above base building requirements. Base building cooling towers, primary and secondary condenser water pumps, heat exchangers and condenser water risers will be upsized accordingly. Emergency generators will be increased in capacity to provide for emergency power to run cooling tower (cells), pump(s) and critical supplementary A/C units. This is shown on drawings M-100, M-302, M-302, M-401, M-402.

     2. Monitoring of critica1 building system functions using subsystem of the building management system (BMS), key temperature, status and alarm points related to condenser water, emergency power, fuel oil, supplemental A/C, etc. Fee sha11 be provided for tenant use. This will be shown in base building fina1 specs. Assume 100 Points.

     3. Increase fuel oil system to provide emergency power for 1000 KW plus ful1 standby. Base building fuel system will be sized for life safety and tenant critical loads. Total plant size is 4500KW including redundancy. Fuel oil system wil1 be provided for 24 hour service. 2 tanks, risers, pumps (N+1) and connection to day tanks on roof will be provided. See drawings M-101 and M-503.

     Electrical
     ----------

     1. Two (2) 400A, 46OV, 3 phase directly metered feeders shall be provided from separate electrical services and dedicated for this tenant distribution panels 1ocated in main switchboard room in the cellar, and delivered to 2nd floor East and West electrical closets with diverse distribution routes. Two (2) same size feeders will be delivered from paralleling switchgear located in lower mechanical penthouse to 9th floor East and West electrical closets with diverse distribution routes. These feeders are for tenant's independent critical air conditioning systems and shall be terminated in pull boxes in electrica1 closets on floors mentioned above. This is shown on drawings E-102, E-301 and E-401.

     2. Two (2) 400A, 460V, 3 phase directly metered feeders sha11 be provided from separate electrical services and dedicated for this tenant distribution panels located in main switchboard room in the cellar, and delivered to 2nd floor East and West electrical closets with diverse distribution routes. Two (2) same size feeders will be delivered from paralleling switchboard located in lower mechanical penthouse to 9th floor East and West electrical closets with diverse distribution routes. These feeders are for tenant's technical power and sha11 be terminated in pull boxes in electrical closets on floors mentioned above. This is shown on drawings E-102, E-301 and E-401.

                                                            Cosentini Associates
                                                            Consulting Engineers

3. 500A, 460V, 3 phase directly metered feeder shall be delivered to 2/nd/ floor East electrical closet from dedicated for this tenant distribution panel located in main switchboard room in cellar. This feeder is for tenant's non-critical supplemental air conditioning system. This information is shown on drawings E-102, E-301 and E-401.

4. Six (6) 4" sleeves through foundation wall shall be provided at two (2) diverse P.O.E. for telecommunication system. This information is shown on drawings E-102 and E-306.

5. Two (2) 4" empty conduits (EMT) shall be delivered to 2/nd/ floor East and West telephone closets from each P.O.E. with diverse routes. Each closet shall receive two (2) conduits, one from each P.O.E. These conduits are for tenant's telecommunication system and will bypass building main telephone closets. This information is shown on drawing E-102 and E-306.

6. Separate 4" empty conduits (EMT) shall be delivered to 9/th/ floor East and West telephone closets with diverse routes from satellite equipment closet located in upper mechanical penthouse. These conduits are for tenant's telecommunication system. This information is shown on drawing E-306.

7. The switchboards, generator plant, and paralleling switchgear are increasing in size to accommodate for redundancy and 1000KW of emergency power plus full standby (N/1). This information is shown on drawings E-111, E-301, and E-401.

                       [LETTERHEAD OF FOREST CITY MYRTLE]
March 26, 2002

Ms. Barbara Calamusa
Linea Architects
220 East 23/rd/ Street
5/th/ Floor
New York, NY 10010

                    RE: Lease between "Empire HealthChoice, Inc. d/b/a Blue Cross Blue Shield and Forest City Myrtle
                    Associates, LLC."

Dear Barbara,

Please find attached the additional back-up for the splitting of the HVAC units as requested at last weeks job meeting. In additon, ASM Mechanical Systems contacted AMA to clarify any questions I believe they had as it related to this change.

Should you have any questions please call me at 718-923-8460.

                                        Sincerely,

                                        /s/ Matthew Flocks
                                        --------------------------
                                        Matthew Flocks


cc: w/o attachment
        Robert Sanna
        Jim Stuckey
        Joseph Rechichi
        Robert Rediker
        Alex Riveira
        David Ford
        Karen Zientek

                             ASM Mechanical Systems
                              255 Randolph Street
                            Brooklyn, New York 11237
                   (718) 821-1166       Fax (718) 417-7065

        To:  Forest City Ratner                    Date:     3/20/02
             One Metrotech Center
             Brooklyn, New York                    Doc No.:  PCO-1
                                                   Project:  9 Metrotech Center
        Attn:     Joe Rechichi                               22-020me
        Subject:  Low Rise Core Plan Changes

                             Proposed Change Order

As per your request, below is the itemized breakdown for PCO-1 "Low Rise Core Plan Changes".

Drafting:                                                                   $  1,200.00

Low Rise 2 thru 5
-----------------
Furnish and install duct, $1,200,00/per floor (4 floors)                    $  4,800.00
Furnish and install auto damper, $2,000.00/per floor (4 floors)             $  8,000.00
Wiring and controls $800.00/per floor(4 floors)                             $  3,200.00

Floor 6 thru 11
---------------
Equipment, $19,250.00/per floor,(6 floors)                                  $115,500.00
Set and assemble (6) units $3,800.00/per floor (6 floors)                   $ 22,800.00
Piping, valves & gauges, $9,500.00/per (6 floors)                           $ 57,000.00
Insulation, $1,200.00/per floor (6 floors)                                  $  7,200.00
Furnish and install duct and lining, $14,000.00/per floor (6 floors)        $ 84,000.00
Controls, $3,000.00/per floor(6 Floors)                                     $ 18,000.00
Balancing, $600.00/per floor(6 Floors)                                      $  3,600.00
                                                                            -----------

                                                          Subtotal          $325,300.00
                                                          10% Overhead      $ 32,530.00
                                                                            -----------
                                                          Subtotal          $357,830.00
                                                          5% Profit         $ 17,000.00
                                                                            -----------
                                                          TOTAL             $374,830.00


Should you have any questions, please contact the undersigned.

Very truly yours,

/s/ Richard Minieri
---------------------
Richard Minieri
President

                             ASM Mechanical Systems
                              255 Randolph Street
                            Brooklyn, New York 11237
                   (718) 821-1166          Fax (718) 417-7065

        To:    Forest City Ratner             Date:     3/14/02
               One Metrotech Center
               Brooklyn, New York             Doc No.:  PCO-1
                                              Project:  9 Metrotech Center
        Attn:     Joe Rechichi                          22-020me
        Subject:  Low Rise Core Plan Changes

                              Proposed Change Order

Additional charges to furnish and install the following work as shown on sketches "low rise core plan 2 thru 5, add 6/th/ thru 11/th/ floor", as per fax dated 3/7/02. (sketches enclosed)

Breakdown:

Drafting =                                     $  1,200.00
New duct and lining =                          $114,400.00
Piping and insulation =                        $127,000.00
Controls =                                     $ 16,000.00
New equipment =                                $115,400.00

Total cost of proposed change to contract .........................  $374,000.00
Change to contract completion date ................................       0 days

Originated by ASM Mechanical Systems          Acknowledged by Forest City Ratner

Signed: /s/ Richard Minieri                   Signed:
       -----------------------------
       By: Richard Minieri, President
       Date: 3/14/02                          __________________________________
                                                        (print name here)

                                              Date:_____________________________

                            [6TH THRU 11TH FL. PLAN]

                      [LOW RISE CORE PLAN 2ND THRU 5TH FL.]